Filed electronically with the Securities and Exchange Commission on January 27, 2009

                                                              File No. 33-12938
                                                              File No. 811-05076

                UNITED STATES SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D. C. 20549

                                    FORM N-1A


           REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933 [X]

                          Pre-Effective Amendment No.                        [_]
                        Post-Effective Amendment No. 28                      [X]
                                                     --
                                     and/or
                        REGISTRATION STATEMENT UNDER THE
                        INVESTMENT COMPANY ACT OF 1940                       [X]

                               Amendment No. 29                              [X]
                                             --


                     TAX-EXEMPT CALIFORNIA MONEY MARKET FUND
                     ---------------------------------------
               (Exact Name of Registrant as Specified in Charter)

                       345 Park Avenue, New York, NY 10154
                       -----------------------------------
               (Address of Principal Executive Offices) (Zip Code)

       Registrant's Telephone Number, including Area Code: (617) 295-1000

                   John Millette, Vice President and Secretary
                                One Beacon Street
                           Boston, Massachusetts 02108
                           ---------------------------
                     (Name and Address of Agent for Service)

                            Copy to: David A. Sturms
                                Vedder Price P.C.
                            222 North LaSalle Street
                             Chicago, Illinois 60601

It is proposed that this filing will become effective (check appropriate box):

[__]     Immediately upon filing pursuant to paragraph (b)
[X ]     On February 1, 2009 pursuant to paragraph (b)
[__]     60 days after filing pursuant to paragraph (a)(1)
[__]     On __________________  pursuant to paragraph (a)(1)
[__]     75 days after filing pursuant to paragraph (a)(2)
[__]     On __________________pursuant to paragraph (a)(2) of Rule 485

         If appropriate, check the following box:
[__] This post-effective amendment designates a new effective date for a previously filed post-effective amendment

                                EXPLANATORY NOTE
                                ----------------

This post-effective amendment contains the prospectus and statement of additional information relating to the following series and class of the registrant:

o Tax-Exempt California Money Market Fund - Premier Shares and Institutional Shares

This post-effective amendment is not intended to update or amend any other prospectuses or statements of additional information of the registrant's other series or classes.

               SUPPLEMENT TO THE CURRENTLY EFFECTIVE PROSPECTUSES

                                -----------------


Cash Account Trust                       Cash Reserves Fund Institutional
   Government & Agency                   DWS Money Market Prime Series
     Securities Portfolio                DWS Money Market Series
   Money Market Portfolio                NY Tax Free Money Fund
   Tax-Exempt Portfolio                  Tax-Exempt California Money Market Fund
Cash Management Fund Institutional          Premier Shares
Cash Reserve Fund, Inc.                  Tax Free Money Fund Investment
   Prime Series                             Premier Shares

--------------------------------------------------------------------------------

Important Information Regarding Each of the Above-Noted Funds/Portfolios

The Funds/Portfolios listed above are participating in the U.S. Treasury Department's (the "Treasury") Temporary Guarantee Program for Money Market Funds (the "Program").

The Program is designed to protect the value of accounts in the Fund/Portfolio as of the close of business on September 19, 2008. According to the terms of the Program, any investment made by a shareholder after September 19, 2008 in excess of the amount held in the account as of the close of business on that date will not be covered by the Program. Any purchase of shares of the Funds/Portfolios for an account opened after September 19, 2008 will also not be covered under the Program. The Program guarantee will apply to the lesser of (i) the number of shares held in an account as of the close of business on September 19, 2008, or
(ii) the number of shares held in the account on the date the Program guarantee is triggered. Subject to certain conditions and limitations, the Program guarantee is triggered if the Fund's/Portfolio's net asset value per share falls below $0.995 -- which is commonly referred to as "breaking the buck" -- and the Fund/Portfolio is liquidated. Guarantee payments under the Program will not exceed the amount available within the Treasury's Exchange Stabilization Fund ("ESF") on the date of payment. As of the date of this supplement, ESF assets are approximately $49 billion. The Treasury and the Secretary of the Treasury have the authority to use assets from the ESF for purposes other than those of the Program.

The Program was opened on September 29, 2008 and was initially set to terminate on December 18, 2008. The Treasury has extended the Program and the Program is set to terminate on April 30, 2009, unless extended by the Treasury. The Board of the Funds/Portfolios listed above approved continued participation in the Program. The Treasury may extend the program through the close of business on September 18, 2009. If the Program is extended beyond April 30, 2009, each Fund/Portfolio would need to pay an additional fee to participate and there can be no assurances that the Fund/Portfolio will continue to participate.

Each Fund/Portfolio will bear the expense of participating in the Program. The expense born by a share class of a Fund/Portfolio is determined by the product of: (i) the total shares outstanding of that particular share class as of September 19, 2008 valued at $1.00; and (ii) the applicable Program participation fee rate, which is based upon the market-based net asset value of the outstanding shares of the share class as of September 19, 2008. For the initial period ending December 18, 2008, the Program participation fee rate was equal to either 0.01% or 0.015%. For coverage under the Program beginning on December 19, 2008 and ending on April 30, 2009, the Program participation fee rate is equal to either 0.015% or 0.022%.

Neither this prospectus supplement, the above-referenced prospectuses, DWS Funds nor Deutsche Investment Management Americas Inc., the investment advisor, are in any manner approved, endorsed, sponsored or authorized by the Treasury. As of the date of this prospectus supplement, additional information about the Program, including the consequences of a Fund's/Portfolio's triggering the Program guarantee, is available at http://www.ustreas.gov.




               Please Retain This Supplement for Future Reference




December 10, 2008
MONEY-3602R
                                       2

                                                                     [Logo]DWS
                                                                   INVESTMENTS
                                                           Deutsche Bank Group

PROSPECTUS


February 1, 2009



TAX-EXEMPT CALIFORNIA MONEY MARKET FUND


PREMIER SHARES


As with all mutual funds, the Securities and Exchange Commission (SEC) does not approve or disapprove these shares or determine whether the information in this prospectus is truthful or complete. It is a criminal offense for anyone to inform you otherwise.

CONTENTS





  3      The Fund's Main Investment
         Strategy
  5      The Main Risks of Investing in
         the Fund
  8      The Fund's Performance
         History
  9      How Much Investors Pay
 10      Other Policies and Risks
 11      Who Manages and Oversees
         the Fund


 13      Financial Highlights

HOW TO INVEST IN THE FUND
 15      Policies You Should Know
         About
 26      Understanding Distributions
         and Taxes
 28      Appendix

                                                 Premier Class
  ticker symbol                                  TXCXX
    fund number                                  025

    TAX-EXEMPT CALIFORNIA MONEY MARKET FUND




            THE FUND'S MAIN INVESTMENT STRATEGY


            The fund seeks maximum current income that is exempt from federal and state of California income taxes to the extent consistent with stability of capital.

            To pursue its goal, the fund normally invests at least 80% of net assets, plus the amount of any borrowings for investment purposes, in municipal securities and other securities whose income is exempt from state of California and federal income tax and from the federal alternative minimum tax (AMT).

            This fund is designed for investors in a moderate to high income tax bracket who are interested in income exempt from federal income tax and AMT along with the liquidity and stability that a money fund is designed to offer.


            While the fund's Advisor gives priority to earning income and maintaining the value of the fund's principal at $1.00 per share, all money market instruments, including US government obligations, can change in value when interest rates change or an issuer's creditworthiness changes.

            The fund maintains a dollar-weighted average maturity of 90 days or less. The fund is managed in accordance with Rule 2a-7 under the
               Investment Company Act of 1940, as amended.

            The fund follows policies designed to maintain a stable share price:


            - Fund securities are valued in US dollars and have remaining maturities of 397 days (about 13 months) or less at the time of purchase. The fund may also invest in securities that have features that have the effect of reducing their maturities to 397 days or less at the time of purchase.


            - The fund buys short-term municipal obligations that at the time of purchase:


                                    Tax-Exempt California Money Market Fund  | 3

               - have received one of the two highest short-term ratings from two nationally recognized statistical rating organizations (NRSROs) or one NRSRO if that NRSRO is the only NRSRO that rates such obligations;



               - are unrated, but are deemed by the Advisor to be of comparable quality to one of the two highest short-term ratings; or



               - have no short-term rating, but are rated in one of the top two highest long-term rating categories by a NRSRO, and are deemed by the Advisor to be of comparable quality.



            Principal investments

            The fund primarily invests in the following types of investments:

            - Municipal trust receipts ("MTRs"). MTRs are sometimes called municipal asset-backed securities, synthetic short-term derivatives, floating rate trust certificates, or municipal securities trust receipts. MTRs are typically structured by a bank, broker-dealer or other financial institution by depositing municipal securities into a trust or partnership coupled with a conditional right to sell, or put, the holder's interest in the underlying securities at par plus accrued interest to a financial institution. MTRs may be issued as fixed or variable rate instruments. These trusts are organized so that the purchaser of the MTR is considered to be investing in the underlying municipal securities. This structure is intended to allow the tax-exempt status of interest generated by the underlying asset to pass through to the purchaser. The fund may invest up to 50% of its net assets in MTRs. An additional 10% of the fund's net assets may be invested in MTRs on a temporary basis at the Advisor's discretion to manage inflows into the fund.

            - General obligation notes and bonds, which an issuer backs with its full faith and credit. That means the government entity will repay the bond out of its general tax revenues.

            - Revenue notes and bonds, which are payable from specific revenue sources. These are often tied to the public works projects the bonds are financing, but are not generally backed by the issuer's taxing power.

            - Tax-exempt commercial paper, which is tax-exempt debt of borrowers that typically matures in 270 days or less.

4 | Tax-Exempt California Money Market Fund

            - Short-term municipal notes, such as tax anticipation notes, that are issued in anticipation of the receipt of tax revenues.

            - Municipal obligations backed by letters of credit (a document issued by a bank guaranteeing the issuer's payments for a stated amount), general bank guarantees or municipal bond insurance.

            - Floating rate bonds, whose interest rates vary with changes in specified market rates or indices. The fund may invest in high quality floating rate bonds with maturities of one year or more if it has the right to sell them back at their face value within 397 days of purchase.


            - Tax-exempt private activity bonds, which are revenue bonds that finance non-governmental activities, such as private industry construction and which meet certain tax law requirements.


            Working in consultation with the portfolio managers, a credit team screens potential securities and develops a list of those that the fund may buy. The portfolio managers, looking for attractive yield and weighing considerations such as credit quality, economic outlooks and possible interest rate movements, then decide which securities on this list to buy. The portfolio managers may adjust the fund's exposure to interest rate risk, typically seeking to take advantage of possible rises in interest rates and to preserve yield when interest rates appear likely to fall.


            THE MAIN RISKS OF INVESTING IN THE FUND

            There are several risk factors that could reduce the yield you get from the fund or cause the fund's performance to trail that of other investments.

            INTEREST RATE RISK. Money market instruments, like all debt securities, face the risk that the securities will decline in value because of changes in interest rates. Generally, investments subject to interest rate risk will decrease in value when interest rates rise and increase in value when interest rates decline. To minimize such price fluctuations, the fund limits the dollar-weighted average maturity of the securities held by the fund to 90 days or less. Generally, the price of short-term investments fluctuates less than longer-term investments. Income earned on floating or variable rate securities may vary as interest rates decrease or increase.


                                    Tax-Exempt California Money Market Fund  | 5

            CREDIT RISK. A money market instrument's credit quality depends on the issuer's ability to pay interest on the security and repay the debt; the lower the credit rating, the greater the risk that the security's issuer will default, or fail to meet its payment obligations. The credit risk of a security may also depend on the credit quality of any bank or financial institution that provides credit enhancement for it. To reduce credit risk, the fund only buys high quality securities. Also, the fund only buys securities with remaining maturities of 397 days (about 13 months) or less. This reduces the risk that the issuer's creditworthiness will change, or that the issuer will default on the principal and interest payments of the obligation.

            FOCUSED INVESTING RISK. The fact that the fund focuses on investments in the state of California increases risk, because factors affecting the state, such as economic or fiscal problems, could affect a large portion of the fund's securities in a similar manner. For example, California laws regarding the imposition of new taxes could make it hard to raise taxes in order to meet obligations or the state's economy could be hurt by natural disasters. California could also face severe fiscal difficulties, for example, an economic downturn, increased expenditures on domestic security or reduced monetary support from the federal government. Over time, these issues may impair the state's ability to repay its obligations.

            As of December 17, 2008, the S&P long-term rating of California's general obligation bonds was "A+," Moody's long-term rating was "A1" and Fitch's long-term rating was "A+." Should the financial condition of California deteriorate, its credit ratings could be downgraded, and the market value and marketability of all outstanding notes and bonds issued by California, its public authorities or local governments could be adversely affected. For more information, see the Statement of Additional Information, under "State Specific Risk Factors."

            MARKET RISK. Although individual securities may outperform the market, the entire market may decline as a result of rising interest rates, regulatory developments or deteriorating economic conditions. In addition, the municipal securities market is narrower, less liquid and has fewer investors than the taxable market.



6 | Tax-Exempt California Money Market Fund

            SECURITY SELECTION RISK. While the fund invests in short-term securities, which by their nature are relatively stable investments, the risk remains that the securities in which the fund invests will not perform as expected. This could cause the fund's returns to lag behind those of similar money market mutual funds.

            MUNICIPAL TRUST RECEIPTS RISK. The fund's investment in MTRs is subject to similar risks as other investments in debt obligations, including interest rate risk, credit risk and security selection risk. Additionally, investments in MTRs raise certain tax issues that may not be presented by direct investments in municipal bonds. There is some risk that certain issues could be resolved in a manner that could adversely impact the performance of the fund.


            SPECIAL TAX RISKS. Political or legal actions could change the tax-exempt status of the fund's dividends. Also, to the extent that the fund invests in taxable securities, a portion of its income would be subject to regular federal income taxation.


            PREPAYMENT RISK. A bond issuer, such as an issuer of asset-backed securities, may retain the right to pay off a high yielding bond before it comes due. In that event, the fund may have to reinvest the proceeds at lower interest rates. Thus, prepayment may reduce the fund's income. It may also create a capital gains tax liability, because bond issuers usually pay a premium for the right to pay off bonds early.

            TEMPORARY DEFENSIVE POSITION. In response to adverse political, economic or market events, or when acceptable short term municipal securities are not available the fund may adopt a temporary defensive position in which it places more than 20% of the fund's assets in high quality money market investments that are subject to federal income tax. To the extent that the fund might do so, it may not meet its goal of a high level of current tax-free income.

            An investment in the fund is not insured or guaranteed by the FDIC or any other government agency. Although the fund seeks to preserve the value of your investment at $1.00 per share, this share price isn't guaranteed and you could lose money by investing in the fund.



                                    Tax-Exempt California Money Market Fund  | 7

THE FUND'S PERFORMANCE HISTORY

While a fund's past performance isn't necessarily a sign of how it will do in the future, it can be valuable for an investor to know.

The bar chart shows how the performance of the fund has varied from year to year, which may give some idea of risk. The table shows how the fund's returns over different periods average out. The "total return" of a fund is the change in the value of an investment in the fund over a given period. Average annual returns are calculated by averaging the year-by-year returns of the fund over a given period. All figures include the effects of the fund's expenses and assume reinvestment of dividends and distributions. As always, past performance is no guarantee of future results.

The 7-DAY YIELD, which is often referred to as the "current yield," is the income generated by the fund over a seven-day period. This amount is then annualized, which means that we assume the fund generates the same income every week for a year. To learn the current yield, investors may call (800) 730-1313.


Tax-Exempt California Money Market Fund


ANNUAL TOTAL RETURN (%) AS OF 12/31 EACH YEAR - Premier Shares





 2.26      2.89      1.70      0.54      0.33      0.54      1.67      2.39     2.70    1.44
1999      2000      2001      2002      2003*     2004      2005      2006      2007    2008






FOR THE PERIODS INCLUDED IN THE BAR CHART:
BEST QUARTER: 0.79%, Q2 2000               WORST QUARTER: 0.08%, Q3 2003



AVERAGE ANNUAL TOTAL RETURNS (%) as of 12/31/2008





      1 YEAR           5 YEARS      10 YEARS
             1.44         1.75         1.67



 Does not reflect the effect of a nonrecurring expense adjustment and waiver arrangement in effect from 9/12/2002 through 9/30/2003. With this adjustment, the fund's annual total return as of 12/31 for 2003 was 0.57%.

     Total returns would have been lower if operating expenses hadn't been reduced.

8 | Tax-Exempt California Money Market Fund

HOW MUCH INVESTORS PAY

The table below describes the fees and expenses that you may pay if you buy and hold fund shares. This information doesn't include any fees that may be charged by your financial advisor.



FEE TABLE
 SHAREHOLDER FEES, paid directly from
 your investment
 Sales Charge                                None

 ANNUAL OPERATING EXPENSES, deducted
 from fund assets
 Management Fee1                              0.12%
 Distribution/Service (12b-1) Fee             0.33
 Other Expenses2                              0.43
 TOTAL ANNUAL OPERATING EXPENSES3             0.88




1   Restated on an annualized basis to reflect fee changes which took effect on
May 1, 2008.

2   "Other Expenses" includes an administrative services fee paid to the
   Advisor in the amount of 0.10%.

3   Through September 30, 2009, the Advisor has contractually agreed to waive all or a portion of its management fee and reimburse or pay operating expenses of the fund to the extent necessary to maintain the fund's Premier Shares total annual operating expenses at 0.90%, excluding certain expenses such as extraordinary expenses, taxes, brokerage and interest.

Based on the costs above, this example helps you compare the expenses of the share class to those of other mutual funds. This example assumes operating expenses remain the same. It also assumes that you invested $10,000, earned 5% annual returns and reinvested all dividends and distributions. This is only an example; actual expenses will be different.




1 YEAR           3 YEARS      5 YEARS      10 YEARS
 $      90         $281         $488       $1,084




                                    Tax-Exempt California Money Market Fund  | 9

OTHER POLICIES AND RISKS

           While the previous pages describe the main points of the fund's strategy and risks, there are a few other issues to know about:


           - Although major changes tend to be infrequent, the fund's Board could change the fund's investment objective without seeking shareholder approval. However, the fund's policy of investing at least 80% of net assets, plus the amount of any borrowings for investment purposes, in municipal securities and other securities whose income is exempt from state of California and federal income tax and from AMT cannot be changed without shareholder approval.



           For more information

           This prospectus doesn't tell you about every policy or risk of investing in the fund.

           If you want more information on the fund's allowable securities and investment practices and the characteristics and risks of each one, you may want to request a copy of the Statement of Additional Information (the back cover tells you how to do this).

           Keep in mind that there is no assurance that the fund will achieve its objective.


           A complete list of the fund's portfolio holdings is posted twice each month on www.dws-investments.com (the Web site does not form a part of this prospectus). Portfolio holdings as of the 15th day of each month are posted to the Web site on or after month-end and portfolio holdings as of each month-end are posted to the Web site on or after the 14th day of the following month. More frequent posting of portfolio holdings information may be made from time to time on www.dws-investments.com. The posted portfolio holdings information is available by fund and generally remains accessible at least until the date on which the fund files its Form N-CSR or N-Q with the Securities and Exchange Commission for the period that includes the date as of which the posted information is current. The fund also may post on the Web site, on the same or a more frequent basis, various depictions of portfolio characteristics such as the allocation of the portfolio across various security types, market sectors and sub-sectors and maturities and risk



10 | Other Policies and Risks
           characteristics of the portfolio. The fund's Statement of Additional Information includes a description of the fund's policies and procedures with respect to the disclosure of the fund's portfolio holdings.



WHO MANAGES AND OVERSEES THE FUND


           The investment advisor

           Deutsche Investment Management Americas Inc. ("DIMA" or the "Advisor"), with headquarters at 345 Park Avenue, New York, NY 10154, is the investment advisor for the fund. Under the oversight of the Board, the Advisor makes investment decisions, buys and sells securities for the fund and conducts research that leads to these purchase and sale decisions. The Advisor provides a full range of global investment advisory services to institutional and retail clients.


           DWS Investments is part of Deutsche Bank's Asset Management division and, within the US, represents the retail asset management activities of Deutsche Bank AG, Deutsche Bank Trust Company Americas, DIMA and DWS Trust Company.


           Deutsche Asset Management is a global asset management organization that offers a wide range of investing expertise and resources, including hundreds of portfolio managers and analysts and an office network that reaches the world's major investment centers. This well-resourced global investment platform brings together a wide variety of experience and investment insight across industries, regions, asset classes and investing styles.

           The Advisor is an indirect, wholly owned subsidiary of Deutsche Bank AG. Deutsche Bank AG is a major global banking institution that is engaged in a wide range of financial services, including investment management, mutual funds, retail, private and commercial banking, investment banking and insurance.


                                         Who Manages and Oversees the Fund  | 11

           MANAGEMENT FEE. The Advisor receives a management fee from the fund. Below is the actual rate paid by the fund for the most recent fiscal year, as a percentage of the fund's average daily net assets.



FUND NAME                                                 FEE PAID
           Tax-Exempt California Money Market Fund           0.15%*




           * Reflecting the effect of expense limitations and/or fee waivers then in effect and the new management fee rate described below.


           On March 31, 2008, shareholders of Tax-Exempt California Money Market Fund approved an amended and restated investment management agreement (an "Amended Management Agreement") with the Advisor. Pursuant to the Amended Management Agreement, the Advisor provides continuous investment management of the assets of the fund.

           Effective May 1, 2008, the fund pays the Advisor under the Amended Management Agreement a fee, calculated daily and paid monthly, at the annual rate of 0.120% of the fund's average daily net assets up to $500 million, 0.100% of the next $500 million, 0.075% of the next $1.0 billion, 0.060% of the next $1.0 billion and 0.050% thereafter.



           A discussion regarding the basis for the Board's approval of the fund's investment management agreement is contained in the most recent shareholder report for the annual period ended September 30 (see "Shareholder reports" on the back cover).


           Under a separate administrative services agreement between the fund and the Advisor, the fund pays the Advisor a fee for providing most of the fund's administrative services.



           The portfolio managers

           A group of investment professionals is responsible for the day-to-day management of the fund. These investment professionals have a broad range of experience managing money market funds.


12 | Who Manages and Oversees the Fund

FINANCIAL HIGHLIGHTS


The financial highlights are designed to help you understand recent financial performance. The figures in the first part of the table are for a single share. The total return figures represent the percentage that an investor in the fund would have earned (or lost), assuming all dividends and distributions were reinvested. This information has been audited by Ernst & Young LLP, independent registered public accounting firm, whose report, along with the fund's financial statements, is included in the fund's annual report (see "Shareholder reports" on the back cover).


Tax-Exempt California Money Market Fund - Premier Shares




YEARS ENDED SEPTEMBER
30,                                    2008           2007          2006          2005          2004
SELECTED PER SHARE DATA
-----------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING
OF PERIOD                            $  1.00        $  1.00       $  1.00       $  1.00       $  1.00
------------------------------       -------        -------       -------       -------       -------
  Net investment income                  .018           .026          .023          .014          .004
______________________________       ________       ________      ________      ________      ________
  Less distributions from net
  investment income                   ( .018)        ( .026)       ( .023)       ( .014)       ( .004)
------------------------------       --------       --------      --------      --------      --------
NET ASSET VALUE, END OF
PERIOD                               $  1.00        $  1.00       $  1.00       $  1.00       $  1.00
------------------------------       --------       --------      --------      --------      --------
Total Return (%)                      1.78a            2.67          2.29          1.38         .42a
------------------------------       --------       --------      --------      --------      --------

RATIOS TO AVERAGE NET ASSETS AND SUPPLEMENTAL DATA
-----------------------------------------------------------------------------------------------------------
Net assets, end of period ($
millions)                                221            117            91           144           141
______________________________       ________       ________      ________      ________      ________
Ratio of expenses before
expense reductions (%)                   .88            .97           .95           .74           .67
______________________________       ________       ________      ________      ________      ________
Ratio of expenses after
expense reductions (%)                   .86            .97           .95           .74           .66
______________________________       ________       ________      ________      ________      ________
Ratio of net investment
income (%)                              1.67           2.66          2.22          1.39           .42
______________________________       ________       ________      ________      ________      ________



a   Total return would have been lower had certain expenses not been reduced.

                                                      Financial Highlights  | 13

HOW TO INVEST IN THE FUND

The following pages describe the main POLICIES associated with buying and selling shares of the fund. There is also information on DIVIDENDS AND TAXES and other matters that may affect you as the shareholder.

Because the fund is available only through a FINANCIAL ADVISOR, such as a broker or financial institution, you should contact a representative of your financial advisor for instructions on how to buy or sell fund shares.

POLICIES YOU SHOULD KNOW ABOUT

           Along with the information on the previous pages, the policies below may affect you as a shareholder. Some of this information, such as the section on distributions and taxes, applies to all investors, including those investing through a financial advisor.

           If you are investing through a financial advisor or through a retirement plan, check the materials you received from them about how to buy and sell shares because particular financial advisors or other intermediaries may adopt policies, procedures or limitations that are separate from those described by the fund. Please note that a financial advisor may charge fees separate from those charged by the fund and may be compensated by the fund.


           Keep in mind that the information in this prospectus applies only to the shares offered herein. Another share class is described in a separate prospectus and has different fees, requirements and services.


           In order to reduce the amount of mail you receive and to help reduce expenses, we generally send a single copy of any shareholder report and prospectus to each household. If you do not want the mailing of these documents to be combined with those for other members of your household, please contact your financial advisor or call (800) 730-1313.


           Financial intermediary support payments


           The Advisor, DWS Investments Distributors, Inc. (the "Distributor") and/or their affiliates may pay additional compensation, out of their own assets and not as an additional charge to the fund, to selected affiliated and unaffiliated brokers, dealers, participating insurance companies or other financial intermediaries ("financial advisors") in connection with the sale and/or distribution of fund shares or the retention and/or servicing of fund investors and fund shares ("revenue sharing"). Such revenue sharing payments are in addition to any distribution or service fees payable under any Rule 12b-1 or service plan of the fund, any record keeping/sub-transfer agency/networking fees payable by the fund (generally through the Distributor or an affiliate) and/or the Distributor to certain financial advisors for performing such services and any sales charge, commissions, non-cash compensation arrangements expressly permitted under applicable rules of the Financial Industry Regulatory Authority or



                                            Policies You Should Know About  | 15
           other concessions described in the fee table or elsewhere in this prospectus or the Statement of Additional Information as payable to all financial advisors. For example, the Advisor, the Distributor and/or their affiliates may compensate financial advisors for providing the fund with "shelf space" or access to a third party platform or fund offering list or other marketing programs, including, without limitation, inclusion of the fund on preferred or recommended sales lists, mutual fund "supermarket" platforms and other formal sales programs; granting the Distributor access to the financial advisor's sales force; granting the Distributor access to the financial advisor's conferences and meetings; assistance in training and educating the financial advisor's personnel; and obtaining other forms of marketing support.

           The level of revenue sharing payments made to financial advisors may be a fixed fee or based upon one or more of the following factors: gross sales, current assets and/or number of accounts of the fund attributable to the financial advisor, the particular fund or fund type or other measures as agreed to by the Advisor, the Distributor and/or their affiliates and the financial advisors or any combination thereof. The amount of these revenue sharing payments is determined at the discretion of the Advisor, the Distributor and/or their affiliates from time to time, may be substantial, and may be different for different financial advisors based on, for example, the nature of the services provided by the financial advisor.


           The Advisor, the Distributor and/or their affiliates currently make revenue sharing payments from their own assets in connection with the sale and/or distribution of DWS fund shares or the retention and/or servicing of investors and DWS fund shares to financial advisors in amounts that generally range from .01% up to .50% of assets of the fund serviced and maintained by the financial advisor, .05% to .25% of sales of the fund attributable to the financial advisor, a flat fee of $13,350 up to $500,000, or any combination thereof. These amounts are subject to change at the discretion of the Advisor, the Distributor and/or their affiliates. Receipt of, or the prospect of receiving, this additional compensation may influence your financial advisor's recommendation of the fund or of any particular share class of the fund. You should review your financial advisor's compensation disclosure and/or talk to your financial advisor to obtain more information on how this compensation may have influenced your financial advisor's recommendation of the fund. Additional



16 | Policies You Should Know About
           information regarding these revenue sharing payments is included in the fund's Statement of Additional Information, which is available to you on request at no charge (see the back cover of this prospectus for more information on how to request a copy of the Statement of Additional Information).


           The Advisor, the Distributor and/or their affiliates may also make such revenue sharing payments to financial advisors under the terms discussed above in connection with the distribution of both DWS funds and non-DWS funds by financial advisors to retirement plans that obtain record keeping services from ADP, Inc. on the DWS Investments branded retirement plan platform (the "Platform") with the level of revenue sharing payments being based upon sales of both the DWS funds and the non-DWS funds by the financial advisor on the Platform or current assets of both the DWS funds and the non-DWS funds serviced and maintained by the financial advisor on the Platform.


           It is likely that broker-dealers that execute portfolio transactions for the fund will include firms that also sell shares of the DWS funds to their customers. However, the Advisor will not consider sales of DWS fund shares as a factor in the selection of broker-dealers to execute portfolio transactions for the DWS funds. Accordingly, the Advisor has implemented policies and procedures reasonably designed to prevent its traders from considering sales of DWS fund shares as a factor in the selection of broker-dealers to execute portfolio transactions for the fund. In addition, the Advisor, the Distributor and/or their affiliates will not use fund brokerage to pay for their obligation to provide additional compensation to financial advisors as described above.


           Rule 12b-1 Plan


           The fund has adopted a plan under Rule 12b-1 that authorizes the payment of an annual distribution fee, payable monthly, of 0.33% of the fund's average daily net assets. Because 12b-1 fees are paid out of the fund's assets, attributable to a particular share class, on an ongoing basis, they will, over time, increase the cost of an investment and may cost more than paying other types of sales charges.



                                            Policies You Should Know About  | 17

           Policies about transactions


           To help the government fight the funding of terrorism and money laundering activities, federal law requires all financial institutions to obtain, verify and record information that identifies each person who opens an account. What this means to you:
           When you open an account, we will ask for your name, address, date of birth and other information that will allow us to identify you. Some or all of this information will be used to verify the identity of all persons opening an account.

           We might request additional information about you (which may include certain documents, such as articles of incorporation for companies) to help us verify your identity and, in some cases, the information and/or documents may be required to conduct the verification. The information and documents will be used solely to verify your identity.

           We will attempt to collect any missing required and requested information by contacting you or your financial advisor. If we are unable to obtain this information within the time frames established by the fund, then we may reject your application and order.

           The fund will not invest your purchase until all required and requested identification information has been provided and your application has been submitted in "good order." After we receive all the information, your application is deemed to be in good order and we accept your purchase, you will receive the net asset value per share next calculated.

           If we are unable to verify your identity within time frames established by the fund, after a reasonable effort to do so, you will receive written notification.

           With certain limited exceptions, only US residents may invest in the fund.

           Because orders placed through a financial advisor must be forwarded to the transfer agent before they can be processed, you'll need to allow extra time. Your financial advisor should be able to tell you approximately when your order will be processed. It is the responsibility of your financial advisor to forward your order to the transfer agent in a timely manner.


18 | Policies You Should Know About

           SUB-MINIMUM BALANCES. The fund may close your account and send you the proceeds if your balance falls below $1,000; we will give you 60 days notice so you can either increase your balance or close your account.

           TRANSACTION PROCESSING. Orders for the purchase of shares by wire transfer will normally be effective at the share price next computed after receipt of the wire transfer of the amount to be invested. If a wire transfer purchase order is received in good order before 12:00 p.m. Eastern time, it will normally receive the dividend for that day.

           Shareholders known to the fund may notify the transfer agent in advance of their wire transfer purchase by calling the transfer agent prior to the 12:00 p.m. Eastern time cut-off time and provide the amount of the order. The investor will receive a confirmation number for the trade. If the fund receives the wire transfer before the close of the Federal Funds wire system, the trade will be entitled to that day's dividend. If the fund does not receive the wire transfer by the close of the Federal Funds wire system, the trade may not receive the dividend for that day and, depending upon the circumstances, the trade may receive the dividend for the following business day or may be canceled or rejected and, in any case, the investor may be charged for any losses or fees that result, which may be paid by deductions from their account or otherwise. The fund's Distributor may refuse to allow any investor to trade with the fund in this manner and may require that the wire transfer of purchase proceeds be received before the trade is considered in good order.

           Investments by check will be effective on the business day following receipt and will earn dividends the following business day. If you pay for shares by check and the check fails to clear, we have the right to cancel your order, hold you liable or charge you or your account for any losses or fees the fund or its agents have incurred.


           Orders processed through dealers or other financial services firms via Fund/SERV will be effected at the share price calculated on the trade day (normally the date the order is received). Purchases processed via Fund/SERV will begin earning dividends on the day the fund receives the payment (typically the next business day). For redemptions processed via Fund/SERV, you generally will receive dividends accrued up to, but not including, the business day that payment for your shares is made.



                                            Policies You Should Know About  | 19

           When selling shares, shareholders generally receive dividends up to, but not including, the business day following the day on which the shares were sold. To sell shares, you must state whether you would like to receive the proceeds by wire or check.

           In order to receive proceeds by wire, contact the transfer agent. After you inform the transfer agent of the amount of your redemption, you will receive a trade confirmation number. If the fund receives a sell request and the request calls for proceeds to be sent out by wire, the proceeds will normally be wired on the same day. However, the shares sold will not earn that day's dividend.

           As noted elsewhere in the prospectus, proceeds of a redemption may be delayed. The ability to receive "same day" wire redemption proceeds can be affected by a variety of circumstances including the time that the request is made, the level of redemption requests and purchase orders and general market conditions. A request for a same day wire that is received earlier in the day will be given priority over a request received later in the day in the event that it is necessary to limit the amount of same day wire redemptions.

           CHECKWRITING enables you to sell shares of the fund by writing a check. Your investment keeps earning dividends until your check clears. Please note that we will not accept checks for less than $250. Please note that you should not write checks for more than $5,000,000. Note as well that we can't honor any check larger than your balance at the time the check is presented to us. It is not a good idea to close out an account using a check because the account balance could change between the time you write the check and the time it is processed. Please keep in mind that if you make a purchase by check and that check has not yet cleared, those funds will not be available for immediate redemption.


           THE FUND ACCEPTS AUTOMATED CLEARING HOUSE ("ACH") debit entries for accounts that have elected the checkwriting redemption privilege. Upon receipt of an ACH debit entry referencing your account number you authorize us to redeem shares in your account to pay the entry to the third party originating the debit. Your fund account statement will show all ACH debit entries in your account. IN CASE OF ERRORS OR QUESTIONS ABOUT YOUR TRANSACTIONS OR PRE-AUTHORIZED TRANSFERS please contact your


20 | Policies You Should Know About
           financial advisor as soon as possible if you believe your statement reflects an improper charge or if you need more information about an ACH debit entry transaction. Your financial advisor must contact the Shareholder Service Agent within sixty (60) days of the fund sending you the first fund account statement on which an improper charge appears.

           THE FUND DOES NOT ISSUE SHARE CERTIFICATES. However, if you currently have shares in certificated form, you must include the share certificates properly endorsed or accompanied by a duly executed stock power when exchanging or redeeming shares. You may not exchange or redeem shares in certificate form by telephone or via the Internet.


           THE FUND ACCEPTS PAYMENT FOR SHARES ONLY IN US DOLLARS by a check drawn on a US bank, a bank or Federal Funds wire transfer or an electronic bank transfer. The fund does not accept third party checks. A third party check is a check made payable to one or more parties and offered as payment to one or more other parties (e.g., a check made payable to you that you offer as payment to someone else). Checks should normally be payable to DWS Investments and drawn by you or a financial institution on your behalf with your name or account number included with the check.


           SIGNATURE GUARANTEE. When you want to sell more than $100,000 worth of shares or send proceeds to a third party or to a new address, you'll usually need to place your order in writing and include a signature guarantee. However, if you want money wired to a bank account that is already on file with us, you don't need a signature guarantee. Also, generally you don't need a signature guarantee for an exchange, although we may require one in certain other circumstances.

           A signature guarantee is simply a certification of your signature - a valuable safeguard against fraud. You can get a signature guarantee from an eligible guarantor institution, including commercial banks, savings and loans, trust companies, credit unions, member firms of a national stock exchange or any member or participant of an approved signature guarantor program. Note that you can't get a signature guarantee from a notary public and we must be provided the original guarantee.

           SELLING SHARES OF TRUST ACCOUNTS AND BUSINESS OR ORGANIZATION ACCOUNTS may require additional documentation. Please call (800) 730-1313 or contact your financial advisor for more information.


                                            Policies You Should Know About  | 21

           MONEY FROM SHARES YOU SELL is normally sent out within one business day of when your order is processed (not when it is received), although it could be delayed for up to seven days. There are circumstances when it could be longer, including, but not limited to, when you are selling shares you bought recently by check or ACH (the funds will be placed under a 10 calendar day hold to ensure good funds) or when unusual circumstances prompt the SEC to allow further delays. Certain expedited redemption processes (e.g., redemption proceeds by wire) may also be delayed or unavailable when you are selling shares recently purchased or in the event of the closing of the Federal Reserve wire payment system. The fund reserves the right to suspend or postpone redemptions as permitted pursuant to Section 22(e) of the Investment Company Act of 1940. Generally, those circumstances are when 1) the New York Stock Exchange is closed other than customary weekend or holiday closings;
           2) trading on the New York Stock Exchange is restricted; 3) an emergency exists which makes the disposal of securities owned by the fund or the fair determination of the value of the fund's net assets not reasonably practicable; or 4) the SEC, by order, permits the suspension of the right of redemption. Redemption payments by wire may also be delayed in the event of a non-routine closure of the Federal Reserve wire payment system. For additional rights reserved by the fund, please see "Other rights we reserve."


           You may obtain additional information about other ways to sell your shares by contacting your financial advisor.

           YOUR FINANCIAL ADVISOR MAY SET ITS OWN MINIMUM INVESTMENTS, although those set by the fund are as follows:

           -  Minimum initial investment: $1,000

           -  Minimum additional investment: $100

           -  Minimum investment with an automatic investment plan: $50

           IF YOUR SHARES ARE REGISTERED DIRECTLY with the fund's transfer agent, you can sell them by sending a written request (with a signature guarantee) to:


           DWS Investments Service Company

           Attention: Transaction Processing
           P.O. Box 219151
           Kansas City, MO 64121

22 | Policies You Should Know About

           SHORT-TERM TRADING. Since money market funds hold short-term instruments and are intended to provide liquidity to shareholders, the Advisor does not monitor or limit short-term or excessive trading activity in the fund and, accordingly, the Board of the fund has not approved any policies and procedures designed to limit this activity. However, the fund reserves the right to and may reject or cancel a purchase or exchange order into the fund for any reason, including if, in the opinion of the Advisor, there appears to be a pattern of short-term or excessive trading by an investor in another DWS fund.


           How the fund calculates share price

           To calculate net asset value, or NAV, each share class uses the following equation:


            TOTAL ASSETS - TOTAL LIABILITIES
           -----------------------------------------    =    NAV
               TOTAL NUMBER OF SHARES OUTSTANDING



           The price at which you buy and sell shares is based on the NAV per share next calculated after the order is received and accepted by the transfer agent.


           IN VALUING SECURITIES, we typically use amortized cost (the method used by most money market funds) to account for any premiums or discounts above or below the face value of any securities the fund buys, and round the per share NAV to the nearest whole cent.


           THE FUND IS OPEN FOR BUSINESS each day the New York Stock Exchange (the "Exchange") is open. Normally, the fund calculates its share price once every business day as of the close of regular trading on the Exchange (typically 4:00 p.m. Eastern time, but sometimes earlier, as in the case of scheduled half-day trading or unscheduled suspensions of trading). In the event of scheduled partial day trading or unscheduled suspensions of trading on the Exchange, the calculation of share price shall be as of the close of trading on the Exchange. In such instances, the latest time for receipt of wire purchase transactions entitled to receive same day dividend treatment and for receipt of redemption orders for same day wire transfer of proceeds will be the earlier of (a) 12:00 p.m. Eastern time or (b) the early closing time of the Exchange. The fund seeks to maintain a stable $1.00 share price.



                                            Policies You Should Know About  | 23

           The fund may, but is not required to, accept certain types of purchase and redemption orders (not including exchanges) on days that the Exchange is closed, or beyond an Exchange early closing time (referred to as a "Limited Trading Period") if: (a) the Federal Reserve system is open, (b) the primary trading markets for the fund's portfolio instruments are open and (c) the Advisor believes there will be adequate liquidity in the short-term markets. During any such Limited Trading Period, the fund will only accept purchase orders by wire with advance telephone notification and telephone redemption orders with proceeds to be sent by wire, ACH or check and will not accept orders by any other means. (Automated Telephone Line orders are not permitted.) If redemption proceeds are requested by ACH or check, the transmission of the ACH payment or the mailing of the check, as the case may be, will be delayed by at least one business day in comparison to normal trading periods. Orders submitted by other means will be processed on the next day that the Exchange is open. The calculation of share price will be as set forth in the prospectus for normal trading days. Orders must be submitted by the cut-off times for receipt of wire purchases entitled to that day's dividend and for receipt of telephone redemption orders for same day wire transfer, which will be the earlier of: (a) the times set forth in the prospectus for normal trading days or (b) such earlier times that the fund determines based on the criteria described above. If redemption proceeds are requested by ACH or check, orders must be received prior to the calculation of share price. Please call (877) 237-1131 or visit our Web site at www.dws-investments.com for additional information about whether the fund will be open for business on a particular day. Information concerning the intention of the fund to be open for a Limited Trading Period will be available at least one business day prior to the applicable day that the Exchange is closed or is closing early in the case of scheduled closings and as soon as practical in the case of unscheduled closings.



           Other rights we reserve

           You should be aware that we may do any of the following:

           -  withdraw or suspend the offering of shares at any time

24 | Policies You Should Know About

            - withhold a portion of your distributions and redemption proceeds if we have been notified by the IRS that you are subject to backup withholding or if you fail to provide us with the correct taxpayer ID number and certain certifications, including certification that you are not subject to backup withholding


           - reject a new account application if you don't provide any required or requested identifying information, or for any other reason

           - refuse, cancel, limit or rescind any purchase or exchange order, without prior notice; freeze any account (meaning you will not be able to purchase fund shares in your account); suspend account services; and/or involuntarily redeem your account if we think that the account is being used for fraudulent or illegal purposes; one or more of these actions will be taken when, at our sole discretion, they are deemed to be in the fund's best interests or when the fund is requested or compelled to do so by governmental authority or by applicable law


           - close and liquidate your account if we are unable to verify your identity, or for other reasons; if we decide to close your account, your fund shares will be redeemed at the net asset value per share next calculated after we determine to close your account (less applicable redemption fee, if any); you may recognize a gain or loss on the redemption of your fund shares and you may incur a tax liability

           - pay you for shares you sell by "redeeming in kind," that is, by giving you securities (which typically will involve brokerage costs for you to liquidate) rather than cash, but which will be taxable for federal income tax purposes to the same extent as a redemption for cash; the fund generally won't make a redemption in kind unless your requests over a 90-day period total more than $250,000 or 1% of the value of the fund's net assets, whichever is less

           - change, add or withdraw various services, fees and account policies (for example, we may adjust the fund's investment minimums at any time). All orders to purchase shares of the fund are subject to acceptance and are not binding until confirmed or accepted in writing



                                            Policies You Should Know About  | 25

UNDERSTANDING DISTRIBUTIONS AND TAXES

           The fund intends to distribute to its shareholders virtually all of its net earnings. The fund can earn money in two ways: by receiving interest, dividends or other income from securities it holds and by selling securities for more than it paid for them. (The fund's earnings are separate from any gains or losses stemming from your own purchase and sale of shares.) The fund may not always pay a dividend or distribution for a given period.

           THE FUND'S INCOME DIVIDENDS ARE DECLARED DAILY AND PAID MONTHLY TO SHAREHOLDERS. The fund may take into account capital gains and losses in its daily dividend declarations. The fund may make additional distributions for tax purposes if necessary.


           Dividends or distributions declared and payable to shareholders of record in the last quarter of a given calendar year are treated for federal income tax purposes as if they were received on December 31 of that year, provided such dividends or distributions are paid by the end of the following January.


           YOU CAN CHOOSE HOW TO RECEIVE YOUR DIVIDENDS AND DISTRIBUTIONS. You may have them all automatically reinvested in fund shares (at NAV), all deposited directly to your bank account or all sent to you by check, have one type reinvested and the other sent to you by check or have them invested in a different fund. Tell us your preference on your application. If you don't indicate a preference, your dividends and distributions will all be reinvested.


           Distributions are treated the same for federal income tax purposes whether you receive them in cash or reinvest them in additional shares. For federal income tax purposes, an exchange is treated the same as a sale.

           Because the fund seeks to maintain a stable share price, you are unlikely to have capital gains or losses when you sell fund shares. For most shareholders, dividends from the fund are generally exempt from federal and California state and local income tax. However, there are a few exceptions:




THE FOLLOWING SIDEBAR TEXT APPEARS NEXT TO THE PRECEDING PARAGRAPHS

Because each shareholder's tax situation is unique, ask your tax professional about the tax consequences of your investments, including any state and local tax consequences.



26 | Understanding Distributions and Taxes

            - A portion of the fund's dividends may be taxable if it came from investments in taxable securities, tax-exempt market discount bonds, or as the result of short- or long-term capital gains.



           - Because the fund can invest up to 20% of its net assets in securities whose income is subject to the federal alternative minimum tax (AMT), you may owe taxes on a portion of your dividends if you are among those investors who must pay AMT. In addition, if you receive social security or railroad retirement benefits, you should consult your tax advisor to determine what effect, if any, an investment in the fund may have on the federal taxation of your benefits.

           Your fund will send you detailed federal income tax information every January. These statements tell you the amount and the federal income tax classification of any dividends or distributions you received. They also have certain details on your purchases and sales of shares.

           If the fund's distributions exceed its current and accumulated earnings and profits, the excess will be treated for federal income tax purposes as a return of capital to the extent of your basis in your shares and thereafter as a gain from the sale or exchange of your shares. A return of capital distribution reduces the basis of your shares. As a result, even though the fund seeks to maintain a stable share price, you may recognize a capital gain when you sell your shares if you have received a return of capital distribution.

           The above discussion summarizes certain federal income tax consequences for shareholders who are US persons. If you are a non-US person, please consult your own tax advisor with respect to the US tax consequences to you of an investment in the fund. For more information, see "Taxes" in the Statement of Additional Information.



                                     Understanding Distributions and Taxes  | 27

APPENDIX
--------------------------------------------------------------------------------
           Hypothetical Expense Summary



           Using the annual fund operating expense ratios presented in the fee tables in the fund prospectus, the Hypothetical Expense Summary shows the estimated fees and expenses, in actual dollars, that would be charged on a hypothetical investment of $10,000 in the fund held for the next 10 years and the impact of such fees and expenses on fund returns for each year and cumulatively, assuming a 5% return for each year. The historical rate of return for the fund may be higher or lower than 5% and, for money funds, is typically less than 5%. The tables also assume that all dividends and distributions are reinvested and that, where applicable, Class B shares convert to Class A shares after six years. The annual fund expense ratios shown are net of any contractual fee waivers or expense reimbursements, if any, for the period of the contractual commitment. The tables reflect the maximum initial sales charge, if any, but do not reflect any contingent deferred sales charge or redemption fees, if any, which may be payable upon redemption. If contingent deferred sales charges or redemption fees were shown, the "Hypothetical Year-End Balance After Fees and Expenses" amounts shown would be lower and the "Annual Fees and Expenses" amounts shown would be higher. Also, please note that if you are investing through a third party provider, that provider may have fees and expenses separate from those of the fund that are not reflected here. Mutual fund fees and expenses fluctuate over time and actual expenses may be higher or lower than those shown.


           The Hypothetical Expense Summary should not be used or construed as an offer to sell, a solicitation of an offer to buy or a recommendation or endorsement of any specific mutual fund. You should carefully review the fund's prospectus to consider the investment objectives, risks, expenses and charges of the fund prior to investing.


28 | Appendix

Tax-Exempt California Money Market Fund - Premier Shares





              MAXIMUM           INITIAL HYPOTHETICAL                 ASSUMED RATE
           SALES CHARGE:             INVESTMENT:                      OF RETURN:
               0.00%                   $10,000                            5%
                                                              HYPOTHETICAL
             CUMULATIVE        ANNUAL       CUMULATIVE          YEAR-END
           RETURN BEFORE        FUND       RETURN AFTER      BALANCE AFTER      ANNUAL FEES
              FEES AND        EXPENSE        FEES AND           FEES AND            AND
YEAR          EXPENSES         RATIOS        EXPENSES           EXPENSES         EXPENSES
   1            5.00%        0.88%              4.12%       $ 10,412.00        $    89.81
   2           10.25%        0.88%              8.41%       $ 10,840.97        $    93.51
   3           15.76%        0.88%             12.88%       $ 11,287.62        $    97.37
   4           21.55%        0.88%             17.53%       $ 11,752.67        $   101.38
   5           27.63%        0.88%             22.37%       $ 12,236.88        $   105.55
   6           34.01%        0.88%             27.41%       $ 12,741.04        $   109.90
   7           40.71%        0.88%             32.66%       $ 13,265.97        $   114.43
   8           47.75%        0.88%             38.13%       $ 13,812.53        $   119.15
   9           55.13%        0.88%             43.82%       $ 14,381.61        $   124.05
  10           62.89%        0.88%             49.74%       $ 14,974.13        $   129.17
  TOTAL                                                                        $ 1,084.32




                                                                  Appendix  | 29

TO GET MORE INFORMATION

SHAREHOLDER REPORTS - These include commentary from the fund's management team about recent market conditions and the effects of the fund's strategies on its performance. They also have detailed performance figures, a list of everything the fund owns, and its financial statements. Shareholders get these reports automatically.

STATEMENT OF ADDITIONAL INFORMATION (SAI) - This tells you more about the fund's features and policies, including additional risk information. The SAI is incorporated by reference into this document (meaning that it's legally part of this prospectus).


For a free copy of any of these documents or to request other information about the fund, call (800) 730-1313, or contact DWS Investments at the address listed below. The fund's SAI and shareholder reports are also available through the DWS Investments Web site at www.dws-investments.com. These documents and other information about the fund are available from the EDGAR Database on the SEC's Internet site at www.sec.gov. If you like, you may obtain copies of this information, after paying a copying fee, by e-mailing a request to publicinfo@sec.gov or by writing the SEC at the address listed below. You can also review and copy these documents and other information about the fund, including the fund's SAI, at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the SEC's Public Reference Room may be obtained by calling (800) SEC-0330.




DWS INVESTMENTS      SEC                     DISTRIBUTOR
-----------------    --------------------    ------------------------------
PO Box 219669        100 F Street, N.E.      DWS Investments Distributors,
Kansas City, MO      Washington, D.C.        Inc.
64121-9669           20549-0102              222 South Riverside Plaza
WWW.DWS-             WWW.SEC.GOV             Chicago, IL 60606-5808
INVESTMENTS.COM      (800) SEC-0330          (800) 621-1148
(800) 730-1313




SEC FILE NUMBER:
                        Tax-Exempt California Money Market Fund    811-5076







(02/01/09) TEC-1                 [RECYCLE GRAPHIC APPEARS HERE]
                                                                       [Logo]DWS
                                                                      INVESTMENT
                                                             Deutsche Bank Group

PROSPECTUS


February 1, 2009



TAX-EXEMPT CALIFORNIA MONEY MARKET FUND

INSTITUTIONAL SHARES

As with all mutual funds, the Securities and Exchange Commission (SEC) does not approve or disapprove these shares or determine whether the information in this prospectus is truthful or complete. It is a criminal offense for anyone to inform you otherwise.

CONTENTS





  2      The Fund's Main Investment
         Strategy
  4      The Main Risks of Investing in
         the Fund
  8      The Fund's Performance
         History
  9      How Much Investors Pay
 10      Other Policies and Risks
 11      Who Manages and Oversees
         the Fund


 13      Financial Highlights

HOW TO INVEST IN THE FUND
 15      Policies You Should Know
         About
 25      Understanding Distributions
         and Taxes
 28      Appendix

                                                 Institutional Shares
  ticker symbol                                  TXIXX
    fund number                                  344

    TAX-EXEMPT CALIFORNIA MONEY MARKET FUND



            THE FUND'S MAIN INVESTMENT STRATEGY


            The fund seeks maximum current income that is exempt from federal and state of California income taxes to the extent consistent with stability of capital.

            To pursue its goal, the fund normally invests at least 80% of net assets, plus the amount of any borrowings for investment purposes, in municipal securities and other securities whose income is exempt from state of California and federal income tax and from the federal alternative minimum tax (AMT).

            This fund is designed for investors in a moderate to high income tax bracket who are interested in income exempt from federal income tax and AMT along with the liquidity and stability that a money fund is designed to offer.


            While the fund's Advisor gives priority to earning income and maintaining the value of the fund's principal at $1.00 per share, all money market instruments, including US government obligations, can change in value when interest rates change or an issuer's creditworthiness changes.

            The fund maintains a dollar-weighted average maturity of 90 days or less. The fund is managed in accordance with Rule 2a-7 under the
               Investment Company Act of 1940, as amended.

            The fund follows policies designed to maintain a stable share price:

            - Fund securities are valued in US dollars and have remaining maturities of 397 days (about 13 months) or less at the time of purchase. The fund may also invest in securities that have features that have the effect of reducing their maturities to 397 days or less at the time of purchase.


                                    Tax-Exempt California Money Market Fund  | 2

            - The fund buys short-term municipal obligations that at the time of purchase:

             - have received one of the two highest short-term ratings from two nationally recognized statistical rating organizations (NRSROs) or one NRSRO if that NRSRO is the only NRSRO that rates such obligations;

             - are unrated, but are deemed by the Advisor to be of comparable quality to one of the two highest short-term ratings; or

             - have no short-term rating, but are rated in one of the top two highest long-term rating categories by a NRSRO, and are deemed by the Advisor to be of comparable quality.


            Principal investments

            The fund primarily invests in the following types of investments:

            - Municipal trust receipts ("MTRs"). MTRs are sometimes called municipal asset-backed securities, synthetic short-term derivatives, floating rate trust certificates, or municipal securities trust receipts. MTRs are typically structured by a bank, broker-dealer or other financial institution by depositing municipal securities into a trust or partnership coupled with a conditional right to sell, or put, the holder's interest in the underlying securities at par plus accrued interest to a financial institution. MTRs may be issued as fixed or variable rate instruments. These trusts are organized so that the purchaser of the MTR is considered to be investing in the underlying municipal securities. This structure is intended to allow the tax-exempt status of interest generated by the underlying asset to pass through to the purchaser. The fund may invest up to 50% of its net assets in MTRs. An additional 10% of the fund's net assets may be invested in MTRs on a temporary basis at the Advisor's discretion to manage inflows into the fund.

            - General obligation notes and bonds, which an issuer backs with its full faith and credit. That means the government entity will repay the bond out of its general tax revenues.

            - Revenue notes and bonds, which are payable from specific revenue sources. These are often tied to the public works projects the bonds are financing, but are not generally backed by the issuer's taxing power.

3 | Tax-Exempt California Money Market Fund

            - Tax-exempt commercial paper, which is tax-exempt debt of borrowers that typically matures in 270 days or less.

            - Short-term municipal notes, such as tax anticipation notes, that are issued in anticipation of the receipt of tax revenues.

            - Municipal obligations backed by letters of credit (a document issued by a bank guaranteeing the issuer's payments for a stated amount), general bank guarantees or municipal bond insurance.

            - Floating rate bonds, whose interest rates vary with changes in specified market rates or indices. The fund may invest in high quality floating rate bonds with maturities of one year or more if it has the right to sell them back at their face value within 397 days of purchase.

            - Tax-exempt private activity bonds, which are revenue bonds that finance non-governmental activities, such as private industry construction and which meet certain tax law requirements.

            Working in consultation with the portfolio managers, a credit team screens potential securities and develops a list of those that the fund may buy. The portfolio managers, looking for attractive yield and weighing considerations such as credit quality, economic outlooks and possible interest rate movements, then decide which securities on this list to buy. The portfolio managers may adjust the fund's exposure to interest rate risk, typically seeking to take advantage of possible rises in interest rates and to preserve yield when interest rates appear likely to fall.


            THE MAIN RISKS OF INVESTING IN THE FUND

            There are several risk factors that could reduce the yield you get from the fund or cause the fund's performance to trail that of other investments.

            INTEREST RATE RISK. Money market instruments, like all debt securities, face the risk that the securities will decline in value because of changes in interest rates. Generally, investments subject to interest rate risk will decrease in value when interest rates rise and increase in value when interest rates decline. To minimize such price fluctuations, the fund limits the dollar-weighted average maturity of the securities held by the


                                    Tax-Exempt California Money Market Fund  | 4
            fund to 90 days or less. Generally, the price of short-term investments fluctuates less than longer-term investments. Income earned on floating or variable rate securities may vary as interest rates decrease or increase.

            CREDIT RISK. A money market instrument's credit quality depends on the issuer's ability to pay interest on the security and repay the debt; the lower the credit rating, the greater the risk that the security's issuer will default, or fail to meet its payment obligations. The credit risk of a security may also depend on the credit quality of any bank or financial institution that provides credit enhancement for it. To reduce credit risk, the fund only buys high quality securities. Also, the fund only buys securities with remaining maturities of 397 days (about 13 months) or less. This reduces the risk that the issuer's creditworthiness will change, or that the issuer will default on the principal and interest payments of the obligation.


            FOCUSED INVESTING RISK. The fact that the fund focuses on investments in the state of California increases risk, because factors affecting the state, such as economic or fiscal problems, could affect a large portion of the fund's securities in a similar manner. For example, California laws regarding the imposition of new taxes could make it hard to raise taxes in order to meet obligations or the state's economy could be hurt by natural disasters. California could also face severe fiscal difficulties, for example, an economic downturn, increased expenditures on domestic security or reduced monetary support from the federal government. Over time, these issues may impair the state's ability to repay its obligations.

            As of December 17, 2008, the S&P long-term rating of California's general obligation bonds was "A+," Moody's long-term rating was "A1" and Fitch's long-term rating was "A+." Should the financial condition of California deteriorate, its credit ratings could be downgraded, and the market value and marketability of all outstanding notes and bonds issued by California, its public authorities or local governments could be adversely affected. For more information, see the Statement of Additional Information, under "State Specific Risk Factors."



5 | Tax-Exempt California Money Market Fund

            MARKET RISK. Although individual securities may outperform the market, the entire market may decline as a result of rising interest rates, regulatory developments or deteriorating economic conditions. In addition, the municipal securities market is narrower, less liquid and has fewer investors than the taxable market.

            SECURITY SELECTION RISK. While the fund invests in short-term securities, which by their nature are relatively stable investments, the risk remains that the securities in which the fund invests will not perform as expected. This could cause the fund's returns to lag behind those of similar money market mutual funds.

            MUNICIPAL TRUST RECEIPTS RISK. The fund's investment in MTRs is subject to similar risks as other investments in debt obligations, including interest rate risk, credit risk and security selection risk. Additionally, investments in MTRs raise certain tax issues that may not be presented by direct investments in municipal bonds. There is some risk that certain issues could be resolved in a manner that could adversely impact the performance of the fund.

            SPECIAL TAX RISKS. Political or legal actions could change the tax-exempt status of the fund's dividends. Also, to the extent that the fund invests in taxable securities, a portion of its income would be subject to regular federal income taxation.

            PREPAYMENT RISK. A bond issuer, such as an issuer of asset-backed securities, may retain the right to pay off a high yielding bond before it comes due. In that event, the fund may have to reinvest the proceeds at lower interest rates. Thus, prepayment may reduce the fund's income. It may also create a capital gains tax liability, because bond issuers usually pay a premium for the right to pay off bonds early.


                                    Tax-Exempt California Money Market Fund  | 6

            TEMPORARY DEFENSIVE POSITION. In response to adverse political, economic or market events, or when acceptable short term municipal securities are not available the fund may adopt a temporary defensive position in which it places more than 20% of the fund's assets in high quality money market investments that are subject to federal income tax. To the extent that the fund might do so, it may not meet its goal of a high level of current tax-free income.

            An investment in the fund is not insured or guaranteed by the FDIC or any other government agency. Although the fund seeks to preserve the value of your investment at $1.00 per share, this share price isn't guaranteed and you could lose money by investing in the fund.



7 | Tax-Exempt California Money Market Fund

THE FUND'S PERFORMANCE HISTORY

While a fund's past performance isn't necessarily a sign of how it will do in the future, it can be valuable for an investor to know.

The bar chart shows how the performance of the fund has varied from year to year, which may give some idea of risk. The table shows how the fund's returns over different periods average out. The "total return" of a fund is the change in the value of an investment in the fund over a given period. Average annual returns are calculated by averaging the year-by-year returns of the fund over a given period. All figures include the effects of the fund's expenses and assume reinvestment of dividends and distributions. As always, past performance is no guarantee of future results.

The 7-DAY YIELD, which is often referred to as the "current yield," is the income generated by the fund over a seven-day period. This amount is then annualized, which means that we assume the fund generates the same income every week for a year. To learn the current yield, investors may call (800) 730-1313.



Institutional Shares commenced operations on September 9, 2008. In the bar chart and table, the performance figures reflect the historical performance of the fund's original share class, Premier Shares. Although the fund's Premier Shares are not offered in this prospectus, the fund's Premier Shares and Institutional Shares are invested in the same portfolio of securities and the annual total return would differ to the extent that the classes have different fees and expenses.


Tax-Exempt California Money Market Fund

ANNUAL TOTAL RETURN (%) AS OF 12/31 EACH YEAR - Premier Shares




 2.26      2.89      1.70      0.54      0.33      0.54      1.67      2.39     2.70    1.44
1999      2000      2001      2002      2003*     2004      2005      2006      2007    2008






FOR THE PERIODS INCLUDED IN THE BAR CHART:
BEST QUARTER: 0.79%, Q2 2000               WORST QUARTER: 0.08%, Q3 2003



AVERAGE ANNUAL TOTAL RETURNS (%) as of 12/31/2008





      1 YEAR           5 YEARS      10 YEARS
             1.44         1.75         1.67



 Does not reflect the effect of a nonrecurring expense adjustment and waiver arrangement in effect from 9/12/2002 through 9/30/2003. With this adjustment, the fund's annual total return as of 12/31 for 2003 was 0.57%.

     Total returns would have been lower if operating expenses hadn't been reduced.

                                    Tax-Exempt California Money Market Fund  | 8

HOW MUCH INVESTORS PAY

The table below describes the fees and expenses that you may pay if you buy and hold Institutional Shares of the fund. This information doesn't include any fees that may be charged by your financial advisor.



FEE TABLE
 SHAREHOLDER FEES, paid directly from
 your investment
 Sales Charge                                       None

 ANNUAL OPERATING EXPENSES, deducted
 from fund assets
 Management Fee                                      0.12%
 Distribution/Service (12b-1) Fee                   None
 Other Expenses1                                     0.19
 TOTAL ANNUAL OPERATING EXPENSES                     0.31
 Less Expense Waiver/Reimbursement2                  0.06
 NET ANNUAL OPERATING EXPENSES2                      0.25




1   "Other Expenses" are based on estimated amounts for the current fiscal year. Actual expenses may be different. "Other Expenses" include an administrative services fee paid to the Advisor in the amount of 0.10%.

2   Through January 31, 2010, the Advisor has contractually agreed to waive all or a portion of its management fee and reimburse or pay operating expenses of the fund to the extent necessary to maintain the fund's Institutional Shares total annual operating expenses at 0.25%, excluding certain expenses such as extraordinary expenses, taxes, brokerage and interest.

Based on the costs above, including one year of capped expenses, this example helps you compare the expenses of the fund's Institutional Shares to those of other mutual funds. This example assumes operating expenses remain the same. It also assumes that you invested $10,000, earned 5% annual returns and reinvested all dividends and distributions. This is only an example; actual expenses will be different.



1 YEAR           3 YEARS      5 YEARS      10 YEARS
 $      26         $94          $168         $387



9 | Tax-Exempt California Money Market Fund

OTHER POLICIES AND RISKS

           While the previous pages describe the main points of the fund's strategy and risks, there are a few other issues to know about:


           - Although major changes tend to be infrequent, the fund's Board could change the fund's investment objective without seeking shareholder approval. However, the fund's policy of investing at least 80% of net assets, plus the amount of any borrowings for investment purposes, in municipal securities and other securities whose income is exempt from state of California and federal income tax and from AMT cannot be changed without shareholder approval.



           For more information

           This prospectus doesn't tell you about every policy or risk of investing in the fund.

           If you want more information on the fund's allowable securities and investment practices and the characteristics and risks of each one, you may want to request a copy of the Statement of Additional Information (the back cover tells you how to do this).

           Keep in mind that there is no assurance that the fund will achieve its objective.


           A complete list of the fund's portfolio holdings is posted twice each month on www.dws-investments.com (the Web site does not form a part of this prospectus). Portfolio holdings as of the 15th day of each month are posted to the Web site on or after month-end and portfolio holdings as of each month-end are posted to the Web site on or after the 14th day of the following month. More frequent posting of portfolio holdings information may be made from time to time on www.dws-investments.com. The posted portfolio holdings information is available by fund and generally remains accessible at least until the date on which the fund files its Form N-CSR or N-Q with the Securities and Exchange Commission for the period that includes the date as of which the posted information is current. The fund also may post on the Web site, on the same or a more frequent basis, various depictions of portfolio characteristics such as the allocation of the portfolio across various security types, market sectors and sub-sectors and maturities and risk



                                                  Other Policies and Risks  | 10
           characteristics of the portfolio. The fund's Statement of Additional Information includes a description of the fund's policies and procedures with respect to the disclosure of the fund's portfolio holdings.



WHO MANAGES AND OVERSEES THE FUND


           The investment advisor

           Deutsche Investment Management Americas Inc. ("DIMA" or the "Advisor"), with headquarters at 345 Park Avenue, New York, NY 10154, is the investment advisor for the fund. Under the oversight of the Board, the Advisor makes investment decisions, buys and sells securities for the fund and conducts research that leads to these purchase and sale decisions. The Advisor provides a full range of global investment advisory services to institutional and retail clients.

           DWS Investments is part of Deutsche Bank's Asset Management division and, within the US, represents the retail asset management activities of Deutsche Bank AG, Deutsche Bank Trust Company Americas, DIMA and DWS Trust Company.

           Deutsche Asset Management is a global asset management organization that offers a wide range of investing expertise and resources, including hundreds of portfolio managers and analysts and an office network that reaches the world's major investment centers. This well-resourced global investment platform brings together a wide variety of experience and investment insight across industries, regions, asset classes and investing styles.

           The Advisor is an indirect, wholly owned subsidiary of Deutsche Bank AG. Deutsche Bank AG is a major global banking institution that is engaged in a wide range of financial services, including investment management, mutual funds, retail, private and commercial banking, investment banking and insurance.


11 | Who Manages and Oversees the Fund

           MANAGEMENT FEE. The Advisor receives a management fee from the fund. Below is the actual rate paid by the fund for the most recent fiscal year, as a percentage of the fund's average daily net assets.



FUND NAME                                                 FEE PAID
           Tax-Exempt California Money Market Fund           0.15%*




           * Reflecting the effect of expense limitations and/or fee waivers then in effect and the new management fee rate described below.



           On March 31, 2008, shareholders of Tax-Exempt California Money Market Fund approved an amended and restated investment management agreement (an "Amended Management Agreement") with the Advisor. Pursuant to the Amended Management Agreement, the Advisor provides continuous investment management of the assets of the fund.

           Effective May 1, 2008, the fund pays the Advisor under the Amended Management Agreement a fee, calculated daily and paid monthly, at the annual rate of 0.120% of the fund's average daily net assets up to $500 million, 0.100% of the next $500 million, 0.075% of the next $1.0 billion, 0.060% of the next $1.0 billion and 0.050% thereafter.



           A discussion regarding the basis for the Board's approval of the fund's investment management agreement is contained in the most recent shareholder report for the annual period ended September 30 (see "Shareholder reports" on the back cover).

           Under a separate administrative services agreement between the fund and the Advisor, the fund pays the Advisor a fee for providing most of the fund's administrative services.



           The portfolio managers

           A group of investment professionals is responsible for the day-to-day management of the fund. These investment professionals have a broad range of experience managing money market funds.



                                         Who Manages and Oversees the Fund  | 12

FINANCIAL HIGHLIGHTS

The financial highlights are designed to help you understand recent financial performance. The figures in the first part of the table are for a single share. The total return figures represent the percentage that an investor in the fund would have earned (or lost), assuming all dividends and distributions were reinvested. This information has been audited by Ernst & Young LLP, independent registered public accounting firm, whose report, along with the fund's financial statements, is included in the fund's annual report (see "Shareholder reports" on the back cover).


Tax-Exempt California Money Market Fund - Institutional Shares




YEAR ENDED SEPTEMBER 30,                                 2008 a
-------------------------------------------------    -------------
SELECTED PER SHARE DATA
----------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                   $   1.00
-------------------------------------------------      --------
  Net investment income                                     .002
_________________________________________________      _________
  Less distributions from net investment income          ( .002)
_________________________________________________      _________
NET ASSET VALUE, END OF PERIOD                         $   1.00
-------------------------------------------------      ---------
Total Return (%)                                          .24 b**
-------------------------------------------------      ---------

RATIOS TO AVERAGE NET ASSETS AND SUPPLEMENTAL DATA
----------------------------------------------------------------------
Net assets, end of period ($ millions)                      .002
_________________________________________________      _________
Ratio of expenses before expense reductions (%)            2.73*
_________________________________________________      _________
Ratio of expenses after expense reductions (%)              .25*
_________________________________________________      _________
Ratio of net investment income (%)                          .24*
_________________________________________________      _________




a   For the period from September 9, 2008 (commencement of operations of
   Institutional Shares) to September 30, 2008.

b   Total return would have been lower has certain expenses not been reduced.

*   Annualized

**   Not annualized


13 | Financial Highlights

HOW TO INVEST IN THE FUND

The following pages describe the main POLICIES associated with buying and selling shares of the fund. There is also information on DIVIDENDS AND TAXES and other matters that may affect you as the shareholder.

Because the fund is available only through a FINANCIAL ADVISOR, such as a broker or financial institution, you should contact a representative of your financial advisor for instructions on how to buy or sell fund shares.

POLICIES YOU SHOULD KNOW ABOUT

           Along with the information on the previous pages, the policies below may affect you as a shareholder. Some of this information, such as the section on distributions and taxes, applies to all investors, including those investing through a financial advisor.

           If you are investing through a financial advisor or through a retirement plan, check the materials you received from them about how to buy and sell shares because particular financial advisors or other intermediaries may adopt policies, procedures or limitations that are separate from those described by the fund. Please note that a financial advisor may charge fees separate from those charged by the fund and may be compensated by the fund.


           Keep in mind that the information in this prospectus applies only to the shares offered herein. Another share class is described in a separate prospectus and has different fees, requirements and services.


           In order to reduce the amount of mail you receive and to help reduce expenses, we generally send a single copy of any shareholder report and prospectus to each household. If you do not want the mailing of these documents to be combined with those for other members of your household, please contact your financial advisor or call (800) 730-1313.


           Financial intermediary support payments


           The Advisor, DWS Investments Distributors, Inc. (the "Distributor") and/or their affiliates may pay additional compensation, out of their own assets and not as an additional charge to the fund, to selected affiliated and unaffiliated brokers, dealers, participating insurance companies or other financial intermediaries ("financial advisors") in connection with the sale and/or distribution of fund shares or the retention and/or servicing of fund investors and fund shares ("revenue sharing"). Such revenue sharing payments are in addition to any distribution or service fees payable under any Rule 12b-1 or service plan of the fund, any record keeping/sub-transfer agency/networking fees payable by the fund (generally through the Distributor or an affiliate) and/or the Distributor to certain financial advisors for performing such services and any sales charge, commissions, non-cash compensation arrangements expressly permitted under applicable rules of the Financial Industry Regulatory Authority or



15 | Policies You Should Know About
           other concessions described in the fee table or elsewhere in this prospectus or the Statement of Additional Information as payable to all financial advisors. For example, the Advisor, the Distributor and/or their affiliates may compensate financial advisors for providing the fund with "shelf space" or access to a third party platform or fund offering list or other marketing programs, including, without limitation, inclusion of the fund on preferred or recommended sales lists, mutual fund "supermarket" platforms and other formal sales programs; granting the Distributor access to the financial advisor's sales force; granting the Distributor access to the financial advisor's conferences and meetings; assistance in training and educating the financial advisor's personnel; and obtaining other forms of marketing support.

           The level of revenue sharing payments made to financial advisors may be a fixed fee or based upon one or more of the following factors: gross sales, current assets and/or number of accounts of the fund attributable to the financial advisor, the particular fund or fund type or other measures as agreed to by the Advisor, the Distributor and/or their affiliates and the financial advisors or any combination thereof. The amount of these revenue sharing payments is determined at the discretion of the Advisor, the Distributor and/or their affiliates from time to time, may be substantial, and may be different for different financial advisors based on, for example, the nature of the services provided by the financial advisor.


           The Advisor, the Distributor and/or their affiliates currently make revenue sharing payments from their own assets in connection with the sale and/or distribution of DWS fund shares or the retention and/or servicing of investors and DWS fund shares to financial advisors in amounts that generally range from .01% up to .50% of assets of the fund serviced and maintained by the financial advisor, .05% to .25% of sales of the fund attributable to the financial advisor, a flat fee of $13,350 up to $500,000, or any combination thereof. These amounts are subject to change at the discretion of the Advisor, the Distributor and/or their affiliates. Receipt of, or the prospect of receiving, this additional compensation may influence your financial advisor's recommendation of the fund or of any particular share class of the fund. You should review your financial advisor's compensation disclosure and/or talk to your financial advisor to obtain more information on how this compensation may have influenced your financial advisor's recommendation of the fund. Additional



                                            Policies You Should Know About  | 16
           information regarding these revenue sharing payments is included in the fund's Statement of Additional Information, which is available to you on request at no charge (see the back cover of this prospectus for more information on how to request a copy of the Statement of Additional Information).

           The Advisor, the Distributor and/or their affiliates may also make such revenue sharing payments to financial advisors under the terms discussed above in connection with the distribution of both DWS funds and non-DWS funds by financial advisors to retirement plans that obtain record keeping services from ADP, Inc. on the DWS Investments branded retirement plan platform (the "Platform") with the level of revenue sharing payments being based upon sales of both the DWS funds and the non-DWS funds by the financial advisor on the Platform or current assets of both the DWS funds and the non-DWS funds serviced and maintained by the financial advisor on the Platform.

           It is likely that broker-dealers that execute portfolio transactions for the fund will include firms that also sell shares of the DWS funds to their customers. However, the Advisor will not consider sales of DWS fund shares as a factor in the selection of broker-dealers to execute portfolio transactions for the DWS funds. Accordingly, the Advisor has implemented policies and procedures reasonably designed to prevent its traders from considering sales of DWS fund shares as a factor in the selection of broker-dealers to execute portfolio transactions for the fund. In addition, the Advisor, the Distributor and/or their affiliates will not use fund brokerage to pay for their obligation to provide additional compensation to financial advisors as described above.


           Policies about transactions


           To help the government fight the funding of terrorism and money laundering activities, federal law requires all financial institutions to obtain, verify and record information that identifies each person who opens an account. What this means to you:
           When you open an account, we will ask for your name, address, date of birth and other information that will allow us to identify you. Some or all of this information will be used to verify the identity of all persons opening an account.


17 | Policies You Should Know About

           We might request additional information about you (which may include certain documents, such as articles of incorporation for companies) to help us verify your identity and, in some cases, the information and/or documents may be required to conduct the verification. The information and documents will be used solely to verify your identity.

           We will attempt to collect any missing required and requested information by contacting you or your financial advisor. If we are unable to obtain this information within the time frames established by the fund, then we may reject your application and order.

           The fund will not invest your purchase until all required and requested identification information has been provided and your application has been submitted in "good order." After we receive all the information, your application is deemed to be in good order and we accept your purchase, you will receive the net asset value per share next calculated.

           If we are unable to verify your identity within time frames established by the fund, after a reasonable effort to do so, you will receive written notification.

           With certain limited exceptions, only US residents may invest in the fund.

           Because orders placed through a financial advisor must be forwarded to the transfer agent before they can be processed, you'll need to allow extra time. Your financial advisor should be able to tell you approximately when your order will be processed. It is the responsibility of your financial advisor to forward your order to the transfer agent in a timely manner.


           SUB-MINIMUM BALANCES. The fund may close your account and send you the proceeds if your balance falls below $50,000; we will give you 60 days notice so you can either increase your balance or close your account.


           TRANSACTION PROCESSING. Orders for the purchase of shares by wire transfer will normally be effective at the share price next computed after receipt of the wire transfer of the amount to be invested. If a wire transfer purchase order is received in good order before 12:00 p.m. Eastern time, it will normally receive the dividend for that day.


                                            Policies You Should Know About  | 18

           Shareholders known to the fund may notify the transfer agent in advance of their wire transfer purchase by calling the transfer agent prior to the 12:00 p.m. Eastern time cut-off time and provide the amount of the order. The investor will receive a confirmation number for the trade. If the fund receives the wire transfer before the close of the Federal Funds wire system, the trade will be entitled to that day's dividend. If the fund does not receive the wire transfer by the close of the Federal Funds wire system, the trade may not receive the dividend for that day and, depending upon the circumstances, the trade may receive the dividend for the following business day or may be canceled or rejected and, in any case, the investor may be charged for any losses or fees that result, which may be paid by deductions from their account or otherwise. The fund's Distributor may refuse to allow any investor to trade with the fund in this manner and may require that the wire transfer of purchase proceeds be received before the trade is considered in good order.


           Investments by check will be effective on the business day following receipt and will earn dividends the following business day. If you pay for shares by check and the check fails to clear, we have the right to cancel your order, hold you liable or charge you or your account for any losses or fees the fund or its agents have incurred.


           Orders processed through dealers or other financial services firms via Fund/SERV will be effected at the share price calculated on the trade day (normally the date the order is received). Purchases processed via Fund/SERV will begin earning dividends on the day the fund receives the payment (typically the next business day). For redemptions processed via Fund/SERV, you generally will receive dividends accrued up to, but not including, the business day that payment for your shares is made.

           When selling shares, shareholders generally receive dividends up to, but not including, the business day following the day on which the shares were sold. To sell shares, you must state whether you would like to receive the proceeds by wire or check.


19 | Policies You Should Know About

           In order to receive proceeds by wire, contact the transfer agent. After you inform the transfer agent of the amount of your redemption, you will receive a trade confirmation number. If the fund receives a sell request and the request calls for proceeds to be sent out by wire, the proceeds will normally be wired on the same day. However, the shares sold will not earn that day's dividend.

           As noted elsewhere in the prospectus, proceeds of a redemption may be delayed. The ability to receive "same day" wire redemption proceeds can be affected by a variety of circumstances including the time that the request is made, the level of redemption requests and purchase orders and general market conditions. A request for a same day wire that is received earlier in the day will be given priority over a request received later in the day in the event that it is necessary to limit the amount of same day wire redemptions.


           CHECKWRITING enables you to sell shares of the fund by writing a check. Your investment keeps earning dividends until your check clears. Please note that we will not accept checks for less than $250; however, your financial advisor may set its own minimums. Please note that you should not write checks for more than $5,000,000. Note as well that we can't honor any check larger than your balance at the time the check is presented to us. It is not a good idea to close out an account using a check because the account balance could change between the time you write the check and the time it is processed. Please keep in mind that if you make a purchase by check and that check has not yet cleared, those funds will not be available for immediate redemption.

           THE FUND ACCEPTS AUTOMATED CLEARING HOUSE ("ACH") debit entries for accounts that have elected the checkwriting redemption privilege. Upon receipt of an ACH debit entry referencing your account number you authorize us to redeem shares in your account to pay the entry to the third party originating the debit. Your fund account statement will show all ACH debit entries in your account. IN CASE OF ERRORS OR QUESTIONS ABOUT YOUR TRANSACTIONS OR PRE-AUTHORIZED TRANSFERS please contact your financial advisor as soon as possible if you believe your statement reflects an improper charge or if you need more information about an ACH debit entry transaction. Your financial advisor must contact the Shareholder Service Agent within sixty (60) days of the fund sending you the first fund account statement on which an improper charge appears.


                                            Policies You Should Know About  | 20

           THE FUND DOES NOT ISSUE SHARE CERTIFICATES.


           THE FUND ACCEPTS PAYMENT FOR SHARES ONLY IN US DOLLARS by a check drawn on a US bank, a bank or Federal Funds wire transfer or an electronic bank transfer. The fund does not accept third party checks. A third party check is a check made payable to one or more parties and offered as payment to one or more other parties (e.g., a check made payable to you that you offer as payment to someone else). Checks should normally be payable to DWS Investments and drawn by you or a financial institution on your behalf with your name or account number included with the check.


           SIGNATURE GUARANTEE. When you want to sell more than $100,000 worth of shares or send proceeds to a third party or to a new address, you'll usually need to place your order in writing and include a signature guarantee. However, if you want money wired to a bank account that is already on file with us, you don't need a signature guarantee. Also, generally you don't need a signature guarantee for an exchange, although we may require one in certain other circumstances.

           A signature guarantee is simply a certification of your signature - a valuable safeguard against fraud. You can get a signature guarantee from an eligible guarantor institution, including commercial banks, savings and loans, trust companies, credit unions, member firms of a national stock exchange or any member or participant of an approved signature guarantor program. Note that you can't get a signature guarantee from a notary public and we must be provided the original guarantee.

           SELLING SHARES OF TRUST ACCOUNTS AND BUSINESS OR ORGANIZATION ACCOUNTS may require additional documentation. Please call (800) 730-1313 or contact your financial advisor for more information.

           MONEY FROM SHARES YOU SELL is normally sent out within one business day of when your order is processed (not when it is received), although it could be delayed for up to seven days. There are circumstances when it could be longer, including, but not limited to, when you are selling shares you bought recently by check or ACH (the funds will be placed under a 10 calendar day hold to ensure good funds) or when unusual circumstances prompt the SEC to allow further delays. Certain expedited redemption processes (e.g., redemption proceeds by wire) may also be delayed or unavailable when you are selling shares recently purchased or in the event of the closing of the Federal


21 | Policies You Should Know About

           Reserve wire payment system. The fund reserves the right to suspend or postpone redemptions as permitted pursuant to Section 22(e) of the Investment Company Act of 1940. Generally, those circumstances are when 1) the New York Stock Exchange is closed other than customary weekend or holiday closings; 2) trading on the New York Stock Exchange is restricted; 3) an emergency exists which makes the disposal of securities owned by the fund or the fair determination of the value of the fund's net assets not reasonably practicable; or
           4) the SEC, by order, permits the suspension of the right of redemption. Redemption payments by wire may also be delayed in the event of a non-routine closure of the Federal Reserve wire payment system. For additional rights reserved by the fund, please see "Other rights we reserve."

           You may obtain additional information about other ways to sell your shares by contacting your financial advisor.

           YOUR FINANCIAL ADVISOR MAY SET ITS OWN MINIMUM INVESTMENTS, although those set by the fund are as follows:

           -  Minimum initial investment: $100,000

           -  Minimum additional investment: No minimum amount

           IF YOUR SHARES ARE REGISTERED DIRECTLY with the fund's transfer agent, you can sell them by sending a written request (with a signature guarantee) to:

           DWS Investments Service Company
           Attention: Transaction Processing
           P.O. Box 219151
           Kansas City, MO 64121

           SHORT-TERM TRADING. Since money market funds hold short-term instruments and are intended to provide liquidity to shareholders, the Advisor does not monitor or limit short-term or excessive trading activity in the fund and, accordingly, the Board of the fund has not approved any policies and procedures designed to limit this activity. However, the fund reserves the right to and may reject or cancel a purchase or exchange order into the fund for any reason, including if, in the opinion of the Advisor, there appears to be a pattern of short-term or excessive trading by an investor in another DWS fund.


                                            Policies You Should Know About  | 22

           How the fund calculates share price

           To calculate net asset value, or NAV, each share class uses the following equation:


            TOTAL ASSETS - TOTAL LIABILITIES
           -----------------------------------------    =    NAV
               TOTAL NUMBER OF SHARES OUTSTANDING



           The price at which you buy and sell shares is based on the NAV per share next calculated after the order is received and accepted by the transfer agent.


           IN VALUING SECURITIES, we typically use amortized cost (the method used by most money market funds) to account for any premiums or discounts above or below the face value of any securities the fund buys, and round the per share NAV to the nearest whole cent.

           THE FUND IS OPEN FOR BUSINESS each day the New York Stock Exchange (the "Exchange") is open. Normally, the fund calculates its share price once every business day as of the close of regular trading on the Exchange (typically 4:00 p.m. Eastern time, but sometimes earlier, as in the case of scheduled half-day trading or unscheduled suspensions of trading). In the event of scheduled partial day trading or unscheduled suspensions of trading on the Exchange, the calculation of share price shall be as of the close of trading on the Exchange. In such instances, the latest time for receipt of wire purchase transactions entitled to receive same day dividend treatment and for receipt of redemption orders for same day wire transfer of proceeds will be the earlier of (a) 12:00 p.m. Eastern time or (b) the early closing time of the Exchange. The fund seeks to maintain a stable $1.00 share price.

           The fund may, but is not required to, accept certain types of purchase and redemption orders (not including exchanges) on days that the Exchange is closed, or beyond an Exchange early closing time (referred to as a "Limited Trading Period") if: (a) the Federal Reserve system is open, (b) the primary trading markets for the fund's portfolio instruments are open and (c) the Advisor believes there will be adequate liquidity in the short-term markets. During any such Limited Trading Period, the fund will only accept purchase orders by wire with advance telephone notification and telephone redemption orders with proceeds to be sent by wire, ACH or check and will not accept orders by any other means. (Automated Telephone Line orders are not


23 | Policies You Should Know About
           permitted.) If redemption proceeds are requested by ACH or check, the transmission of the ACH payment or the mailing of the check, as the case may be, will be delayed by at least one business day in comparison to normal trading periods. Orders submitted by other means will be processed on the next day that the Exchange is open. The calculation of share price will be as set forth in the prospectus for normal trading days. Orders must be submitted by the cut-off times for receipt of wire purchases entitled to that day's dividend and for receipt of telephone redemption orders for same day wire transfer, which will be the earlier of: (a) the times set forth in the prospectus for normal trading days or (b) such earlier times that the fund determines based on the criteria described above. If redemption proceeds are requested by ACH or check, orders must be received prior to the calculation of share price. Please call (877) 237-1131 or visit our Web site at www.dws-investments.com for additional information about whether the fund will be open for business on a particular day. Information concerning the intention of the fund to be open for a Limited Trading Period will be available at least one business day prior to the applicable day that the Exchange is closed or is closing early in the case of scheduled closings and as soon as practical in the case of unscheduled closings.


           Other rights we reserve

           You should be aware that we may do any of the following:

           -  withdraw or suspend the offering of shares at any time


           - withhold a portion of your distributions and redemption proceeds if we have been notified by the IRS that you are subject to backup withholding or if you fail to provide us with the correct taxpayer ID number and certain certifications, including certification that you are not subject to backup withholding


           - reject a new account application if you don't provide any required or requested identifying information, or for any other reason

                                            Policies You Should Know About  | 24

            - refuse, cancel, limit or rescind any purchase or exchange order, without prior notice; freeze any account (meaning you will not be able to purchase fund shares in your account); suspend account services; and/or involuntarily redeem your account if we think that the account is being used for fraudulent or illegal purposes; one or more of these actions will be taken when, at our sole discretion, they are deemed to be in the fund's best interests or when the fund is requested or compelled to do so by governmental authority or by applicable law

           - close and liquidate your account if we are unable to verify your identity, or for other reasons; if we decide to close your account, your fund shares will be redeemed at the net asset value per share next calculated after we determine to close your account (less applicable redemption fee, if any); you may recognize a gain or loss on the redemption of your fund shares and you may incur a tax liability


           - pay you for shares you sell by "redeeming in kind," that is, by giving you securities (which typically will involve brokerage costs for you to liquidate) rather than cash, but which will be taxable for federal income tax purposes to the same extent as a redemption for cash; the fund generally won't make a redemption in kind unless your requests over a 90-day period total more than $250,000 or 1% of the value of the fund's net assets, whichever is less


            - change, add or withdraw various services, fees and account policies (for example, we may adjust the fund's investment minimums at any time). All orders to purchase shares of the fund are subject to acceptance and are not binding until confirmed or accepted in writing


UNDERSTANDING DISTRIBUTIONS AND TAXES

           The fund intends to distribute to its shareholders virtually all of its net earnings. The fund can earn money in two ways: by receiving interest, dividends or other income from securities it holds and by selling securities for more than it paid for them. (The fund's earnings are separate from any gains or losses stemming from your own purchase and sale of shares.) The fund may not always pay a dividend or distribution for a given period.




THE FOLLOWING SIDEBAR TEXT APPEARS NEXT TO THE PRECEDING PARAGRAPHS

Because each shareholder's tax situation is unique, ask your tax professional about the tax consequences of your investments, including any state and local tax consequences.

25 | Understanding Distributions and Taxes

           THE FUND'S INCOME DIVIDENDS ARE DECLARED DAILY AND PAID MONTHLY TO SHAREHOLDERS. The fund may take into account capital gains and losses in its daily dividend declarations. The fund may make additional distributions for tax purposes if necessary.

           Dividends or distributions declared and payable to shareholders of record in the last quarter of a given calendar year are treated for federal income tax purposes as if they were received on December 31 of that year, provided such dividends or distributions are paid by the end of the following January.

           YOU CAN CHOOSE HOW TO RECEIVE YOUR DIVIDENDS AND DISTRIBUTIONS. You may have them all automatically reinvested in fund shares (at NAV), all deposited directly to your bank account or all sent to you by check, have one type reinvested and the other sent to you by check or have them invested in a different fund. Tell us your preference on your application. If you don't indicate a preference, your dividends and distributions will all be reinvested.

           Distributions are treated the same for federal income tax purposes whether you receive them in cash or reinvest them in additional shares. For federal income tax purposes, an exchange is treated the same as a sale.

           Because the fund seeks to maintain a stable share price, you are unlikely to have capital gains or losses when you sell fund shares.

           For most shareholders, dividends from the fund are generally exempt from federal and California state and local income tax. However, there are a few exceptions:


           - A portion of the fund's dividends may be taxable if it came from investments in taxable securities, tax-exempt market discount bonds, or as the result of short- or long-term capital gains.



           - Because the fund can invest up to 20% of its net assets in securities whose income is subject to the federal alternative minimum tax (AMT), you may owe taxes on a portion of your dividends if you are among those investors who must pay AMT. In addition, if you receive social security or railroad retirement benefits, you should consult your tax advisor to determine what effect, if any, an investment in the fund may have on the federal taxation of your benefits.



                                     Understanding Distributions and Taxes  | 26

           Your fund will send you detailed federal income tax information every January. These statements tell you the amount and the federal income tax classification of any dividends or distributions you received. They also have certain details on your purchases and sales of shares.


           If the fund's distributions exceed its current and accumulated earnings and profits, the excess will be treated for federal income tax purposes as a return of capital to the extent of your basis in your shares and thereafter as a gain from the sale or exchange of your shares. A return of capital distribution reduces the basis of your shares. As a result, even though the fund seeks to maintain a stable share price, you may recognize a capital gain when you sell your shares if you have received a return of capital distribution.

           The above discussion summarizes certain federal income tax consequences for shareholders who are US persons. If you are a non-US person, please consult your own tax advisor with respect to the US tax consequences to you of an investment in the fund. For more information, see "Taxes" in the Statement of Additional Information.



27 | Understanding Distributions and Taxes

APPENDIX
--------------------------------------------------------------------------------
           Hypothetical Expense Summary



           Using the annual fund operating expense ratios presented in the fee tables in the fund prospectus, the Hypothetical Expense Summary shows the estimated fees and expenses, in actual dollars, that would be charged on a hypothetical investment of $10,000 in the fund held for the next 10 years and the impact of such fees and expenses on fund returns for each year and cumulatively, assuming a 5% return for each year. The historical rate of return for the fund may be higher or lower than 5% and, for money funds, is typically less than 5%. The tables also assume that all dividends and distributions are reinvested. The annual fund expense ratios shown are net of any contractual fee waivers or expense reimbursements, if any, for the period of the contractual commitment. The tables reflect the maximum initial sales charge, if any, but do not reflect any contingent deferred sales charge or redemption fees, if any, which may be payable upon redemption. If contingent deferred sales charges or redemption fees were shown, the "Hypothetical Year-End Balance After Fees and Expenses" amounts shown would be lower and the "Annual Fees and Expenses" amounts shown would be higher. Also, please note that if you are investing through a third party provider, that provider may have fees and expenses separate from those of the fund that are not reflected here. Mutual fund fees and expenses fluctuate over time and actual expenses may be higher or lower than those shown.


           The Hypothetical Expense Summary should not be used or construed as an offer to sell, a solicitation of an offer to buy or a recommendation or endorsement of any specific mutual fund. You should carefully review the fund's prospectus to consider the investment objectives, risks, expenses and charges of the fund prior to investing.


                                                                  Appendix  | 28

Tax-Exempt California Money Market Fund - Institutional Shares



              MAXIMUM           INITIAL HYPOTHETICAL                 ASSUMED RATE
           SALES CHARGE:             INVESTMENT:                      OF RETURN:
               0.00%                   $10,000                            5%
                                                              HYPOTHETICAL
             CUMULATIVE        ANNUAL       CUMULATIVE          YEAR-END
           RETURN BEFORE        FUND       RETURN AFTER      BALANCE AFTER      ANNUAL FEES
              FEES AND        EXPENSE        FEES AND           FEES AND            AND
YEAR          EXPENSES         RATIOS        EXPENSES           EXPENSES         EXPENSES
   1            5.00%        0.25%              4.75%       $ 10,475.00         $  25.59
   2           10.25%        0.31%              9.66%       $ 10,966.28         $  33.23
   3           15.76%        0.31%             14.81%       $ 11,480.60         $  34.79
   4           21.55%        0.31%             20.19%       $ 12,019.04         $  36.42
   5           27.63%        0.31%             25.83%       $ 12,582.73         $  38.13
   6           34.01%        0.31%             31.73%       $ 13,172.86         $  39.92
   7           40.71%        0.31%             37.91%       $ 13,790.67         $  41.79
   8           47.75%        0.31%             44.37%       $ 14,437.45         $  43.75
   9           55.13%        0.31%             51.15%       $ 15,114.56         $  45.81
  10           62.89%        0.31%             58.23%       $ 15,823.44         $  47.95
  TOTAL                                                                         $ 387.38



29 | Appendix

TO GET MORE INFORMATION

SHAREHOLDER REPORTS - These include commentary from the fund's management team about recent market conditions and the effects of the fund's strategies on its performance. They also have detailed performance figures, a list of everything the fund owns, and its financial statements. Shareholders get these reports automatically.

STATEMENT OF ADDITIONAL INFORMATION (SAI) - This tells you more about the fund's features and policies, including additional risk information. The SAI is incorporated by reference into this document (meaning that it's legally part of this prospectus).

For a free copy of any of these documents or to request other information about the fund, call (800) 730-1313, or contact DWS Investments at the address listed below. The fund's SAI and shareholder reports are also available through the DWS Investments Web site at www.dws-investments.com. These documents and other information about the fund are available from the EDGAR Database on the SEC's Internet site at www.sec.gov. If you like, you may obtain copies of this information, after paying a copying fee, by e-mailing a request to publicinfo@sec.gov or by writing the SEC at the address listed below. You can also review and copy these documents and other information about the fund, including the fund's SAI, at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the SEC's Public Reference Room may be obtained by calling (800) SEC-0330.


DWS INVESTMENTS      SEC                     DISTRIBUTOR
-----------------    --------------------    ------------------------------
PO Box 219669        100 F Street, N.E.      DWS Investments Distributors,
Kansas City, MO      Washington, D.C.        Inc.
64121-9669           20549-0102              222 South Riverside Plaza
WWW.DWS-             WWW.SEC.GOV             Chicago, IL 60606-5808
INVESTMENTS.COM      (800) SEC-0330          (800) 621-1148
(800) 730-1313



SEC FILE NUMBER:
                        Tax-Exempt California Money Market Fund    811-5076







(02/01/09) TEC-1-IN      [RECYCLE GRAPHIC APPEARS HERE]
                                                                       [Logo]DWS
                                                                      INVESTMENT
                                                             Deutsche Bank Group

                     TAX-EXEMPT CALIFORNIA MONEY MARKET FUND

                    (Premier Shares and Institutional Shares)














                       STATEMENT OF ADDITIONAL INFORMATION


                                February 1, 2009

This Statement of Additional Information ("SAI") is not a prospectus and should be read in conjunction with the prospectuses for Tax-Exempt California Money Market Fund (the "Fund" or the "Trust"), dated February 1, 2009, as amended from time to time, copies of which may be obtained without charge by contacting (800) 730-1313 or DWS Investments Distributors, Inc., 222 South Riverside Plaza, Chicago, Illinois 60606, (800) 621-1148, or from the firm from which this SAI was obtained, and is also available along with other related materials, on the Securities and Exchange Commission's Internet Web site at http://www.sec.gov.

Portions of the Annual Report to Shareholders for the fiscal year ended September 30, 2008 are incorporated herein by reference as specified herein. Copies of the Fund's Annual Report may be obtained without charged by calling the Fund at the toll-free number (800)-621-1048.


This SAI is incorporated by reference into the corresponding prospectuses.




                                TABLE OF CONTENTS
                                                                            Page
                                                                            ----


INVESTMENT RESTRICTIONS.......................................................1

INVESTMENT POLICIES AND TECHNIQUES............................................2

MANAGEMENT OF THE FUND.......................................................43

         Investment Advisor..................................................43

FUND SERVICE PROVIDERS.......................................................49

         Administrator.......................................................49

         Underwriter.........................................................50

         Custodian...........................................................53

         Transfer Agent and Shareholder Service Agent........................53

         Legal Counsel.......................................................54

         Independent Registered Public Accounting Firm.......................54

PORTFOLIO TRANSACTIONS.......................................................54

PURCHASE AND REDEMPTION OF SHARES............................................56

NET ASSET VALUE..............................................................69

TAXES........................................................................70

BOARD MEMBERS AND OFFICERS...................................................76

FUND ORGANIZATION............................................................93

PROXY VOTING GUIDELINES......................................................95

FINANCIAL STATEMENTS.........................................................97

ADDITIONAL INFORMATION.......................................................97

APPENDIX A -- PROXY VOTING GUIDELINES........................................98

APPENDIX B -- RATINGS OF INVESTMENTS........................................125




                             INVESTMENT RESTRICTIONS

The Fund has elected to be treated as a diversified investment company, as that term is used in the Investment Company Act of 1940, as amended (the "1940 Act"), and as interpreted or modified by regulatory authority having jurisdiction, from time to time.

In addition, as a matter of fundamental policy, the Fund may not:

(1) Borrow money, except as permitted under the 1940 Act, as amended, and as interpreted or modified by regulatory authority having jurisdiction, from time to time.

(2) Issue senior securities, except as permitted under the 1940 Act, as amended, and as interpreted or modified by regulatory authority having jurisdiction, from time to time.

(3) Engage in the business of underwriting securities issued by others, except to the extent that a Fund may be deemed to be an underwriter in connection with the disposition of portfolio securities.

(4) Purchase or sell real estate, which term does not include securities of companies which deal in real estate or mortgages or investments secured by real estate or interests therein, except that a Fund reserves freedom of action to hold and to sell real estate acquired as a result of a Fund's ownership of securities.

(5) Purchase or sell commodities, except as permitted by the 1940 Act, as amended, and as interpreted or modified by regulatory authority having jurisdiction, from time to time.

(6) Make loans except as permitted under the 1940 Act, as amended, and as interpreted or modified by regulatory authority having jurisdiction, from time to time; or

(7) Concentrate its investments in a particular industry, as that term is used in the 1940 Act, as amended, and as interpreted or modified by regulatory authority having jurisdiction, from time to time.

The Fund has adopted certain investment restrictions which cannot be changed without approval by holders of a majority of its outstanding voting shares. As defined in the 1940 Act, this means the lesser of the vote of (a) 67% of the Fund's shares present at a meeting where more than 50% of the outstanding shares are present in person or by proxy; or (b) more than 50% of the Fund's shares.

If a percentage restriction is adhered to at the time of investment, a later increase or decrease in percentage beyond the specified limit resulting from a change in values or net assets will not be considered a violation. The Fund may invest more than 25% of its total assets in industrial development bonds.


For temporary defensive purposes or when acceptable short-term municipal securities are not available, more than 20% of the Fund's assets may be held in high quality money market investments that are subject to federal income tax. To the extent that the Fund might do so, it may not meet its goal of a high level of current tax-free income. The Fund's distributions from interest on certain municipal securities may be subject to the federal alternative minimum tax ("AMT") depending upon investors' particular situations. However, no more than 20% of the Fund's net assets will normally be invested in municipal securities whose interest income, when distributed to shareholders, is subject to the AMT applicable to individuals. In addition, state and local taxes may apply, depending on your state tax laws.


The Fund may invest more than 25% of its assets in municipal securities that are repayable out of revenue streams generated from economically related projects or facilities, if such investment is deemed necessary or appropriate by the Fund's investment advisor. To the extent that the Fund's assets are concentrated in municipal securities payable from revenues on economically related projects and facilities, the Fund will be subject to the risks presented by such projects to a greater extent than it would be if the Fund's assets were not so concentrated. For purposes of the Fund's investment limitation regarding concentration of investments in any one industry, industrial development or other private activity, bonds ultimately payable by companies within the same industry will be considered as if they were issued by issuers in the same industry.

From time to time, a significant portion of the Fund's securities is supported by credit and liquidity enhancements from third party banks and other financial institutions, and as a result, changes in the credit quality of these institutions could cause losses to the Fund and affect its share price.

Master/Feeder Fund Structure. The Board of Trustees has the discretion to retain the current distribution arrangement for the Fund while investing in a master fund in a master/feeder fund structure as described below.

A master/feeder fund structure is one in which a fund (a "feeder fund"), instead of investing directly in a portfolio of securities, invests most or all of its investment assets in a separate registered investment company (the "master fund") with substantially the same investment objective and policies as the feeder fund. Such a structure permits the pooling of assets of two or more feeder funds, preserving separate identities or distribution channels at the feeder fund level. Based on the premise that certain of the expenses of operating an investment portfolio are relatively fixed, a larger investment portfolio may eventually achieve a lower ratio of operating expenses to average net assets. An existing investment company is able to convert to a feeder fund by selling all of its investments, which involves brokerage and other transaction costs and possible realization of a taxable gain or loss, or by contributing its assets to the master fund and avoiding transaction costs and, if proper procedures are followed, the realization of taxable gain or loss.

                       INVESTMENT POLICIES AND TECHNIQUES

Investment Techniques


Descriptions in this SAI of a particular investment practice or technique in which the Fund may engage are meant to describe the spectrum of investments that the Advisor, as later defined, in its discretion might, but is not required to, use in managing the Fund's portfolio assets. The Advisor may in its discretion at any time employ such practice, technique or instrument for one or more funds but not for all funds advised by it. Furthermore, it is possible that certain types of financial instruments or investment techniques described herein may not be available, permissible, economically feasible or effective for their intended purposes in all markets. Certain practices, techniques or instruments may not be principal activities of the Fund, but, to the extent employed, could from time to time have a material impact on the Fund's performance.

The Fund seeks maximum current income that is exempt from federal and state of California income taxes to the extent consistent with stability of capital.

Under normal market conditions, the Fund attempts to invest 100%, and normally invests at least 80%, of its net assets, plus the amount of any borrowings for investment purposes, in municipal securities ("Municipal Securities") and other securities whose income is exempt from state of California and federal income tax and from the AMT. This includes securities issued by or on behalf of the state of California ("California Municipal Securities"). Interest from bonds issued by other states is not exempt from state of California income tax. In compliance with the position of the staff of the Securities and Exchange Commission (the "SEC"), the Fund does not consider "private activity" bonds as Municipal Securities for purposes of the 80% limitation. This is a fundamental policy as it relates to federal income taxes so long as the staff maintains its position, after which it would become non-fundamental. Dividends to the extent of interest income received on California Municipal Securities will be exempt from both federal and state of California income tax provided that, at the close of each quarter of its taxable year, at least 50% of the value of the Fund's total assets consists of California Municipal Securities. Such dividend income may be subject to local taxes. The Fund's assets will consist of Municipal Securities, temporary investments, as described below, and cash.

The Fund will normally invest only in Municipal Securities that at the time of purchase: (a) have received one of the two highest short-term ratings from two nationally recognized statistical rating organizations (NRSROs) such as Moody's Investors Service, Inc. ("Moody's") (P-1) or assigned by Standard & Poor's Corporation ("S&P") (A-1+) or assigned by Fitch Investor Services Inc.(F-1+);
(b) are guaranteed or insured by the US Government as to the payment of principal and interest; (c) are fully collateralized by an escrow of US Government securities; (d) have at the time of purchase Moody's short-term municipal securities rating of MIG-2 or higher or a municipal commercial paper rating of P-2 or higher, or S&P's municipal commercial paper rating of A-2 or SP-2 or higher, or Fitch's municipal commercial paper rating of F-2 or higher;
(e) are unrated, if longer term municipal securities of that issuer are rated within one of the two highest rating categories by Moody's or S&P, (f) are judged by the Advisor to be of comparable quality at the time of purchase or (g) have received one of the two highest short-term ratings from one NRSRO (if only one organization rates the security). In addition, the Fund limits its investment to securities that meet the quality and diversification requirements of Rule 2a-7 under the 1940 Act. The municipal securities market is narrower and less liquid, with fewer investors than the taxable market.

The Fund's investment policy of investing at least 80% of net assets, plus the amount of any borrowings for investment purposes, in municipal securities and other securities whose income is exempt from state of California and federal income tax and from the AMT and the investment policies set forth in "Investment Restrictions" are fundamental and may not be changed without the affirmative vote of a majority of the outstanding voting shares of the Fund, as defined above.


From time to time, as a defensive measure or when acceptable short-term Municipal Securities are not available, the Fund may invest in taxable "temporary investments" that include: obligations of the US Government, its agencies or instrumentalities; debt securities rated within the highest grade by Moody's or S&P, commercial paper rated in the highest grade by either of such rating services; certificates of deposit of domestic banks with assets of $1 billion or more; and any of the foregoing temporary investments subject to repurchase agreements.


Adjustable Rate Securities. The interest rates paid on the adjustable rate securities in which the Fund invests generally are readjusted at intervals of one year or less to an increment over some predetermined interest rate index. There are three main categories of indices: those based on US Treasury securities, those derived from a calculated measure such as a cost of the Fund's index and those based on a moving average of mortgage rates. Commonly used indices include the one-year, three-year and five-year constant maturity Treasury rates, the three-month Treasury bill rate, the 180-day Treasury bill rate, rates on longer-term Treasury securities, the 11th District Federal Home Loan Bank Cost of Funds, the National Median Cost of Funds, the one-month, three-month, six-month or one-year London Interbank Offered Rate ("LIBOR"), the prime rate of a specific bank or commercial paper rates. Some indices, such as the one-year constant maturity Treasury rate, closely mirror changes in market interest rate levels. Others, such as the 11th District Home Loan Bank Cost of Funds index, tend to lag behind changes in market rate levels and tend to be somewhat less volatile.

The asset backed securities that include pools of mortgages ("Mortgage-Backed Securities"), either issued or guaranteed by Government National Mortgage Association ("GNMA" or "Ginnie Mae"), Federal Home Loan Mortgage Corporation ("FHLMC") or Federal National Mortgage Association ("FNMA" or "Fannie Mae") ("Certificates"), are called pass-through Certificates because a pro rata share of both regular interest and principal payments (less GNMA's, FHLMC's or FNMA's fees and any applicable loan servicing fees), as well as unscheduled early prepayments on the underlying mortgage pool, are passed through monthly to the holder of the Certificate (i.e., the Fund). The principal and interest on GNMA securities are guaranteed by GNMA and backed by the full faith and credit of the US Government. FNMA guarantees full and timely payment of all interest and principal, while FHLMC guarantees timely payment of interest and ultimate collection of principal. Mortgage-Backed Securities from FNMA and FHLMC are not backed by the full faith and credit of the United States; however, they are generally considered to offer minimal credit risks. The yields provided by these Mortgage-Backed Securities have historically exceeded the yields on other types of US Government securities with comparable maturities in large measure due to the prepayment risk discussed below.

The value of these companies' securities fell sharply in 2008 due to concerns that the firms did not have sufficient capital to offset losses. In mid-2008, the U.S. Treasury was authorized to increase the size of home loans that FNMA and FHLMC could purchase in certain residential areas and, until 2009, to lend FNMA and FHLMC emergency funds and to purchase the companies' stock. More recently, in September 2008, the U.S. Treasury announced that FNMA and FHLMC had been placed in conservatorship by the Federal Housing Finance Agency ("FHFA"), a newly created independent regulator. In addition to placing the companies in conservatorship, the U.S. Treasury announced three additional steps that it intended to take with respect to FNMA and FHLMC. First, the U.S. Treasury has entered into preferred stock purchase agreements ("PSPAs") under which, if the FHFA determines that FNMA's or FHLMC's liabilities have exceeded its assets under generally accepted accounting principles, the U.S. Treasury will contribute cash capital to the company in an amount equal to the difference between liabilities and assets. The PSPAs are designed to provide protection to the senior and subordinated debt and the mortgage-backed securities issued by FNMA and FHLMC. Second, the U.S. Treasury established a new secured lending credit facility that is available to FNMA and FHLMC until December 2009. Third, the U.S. Treasury initiated a temporary program to purchase FNMA and FHLMC mortgage-backed securities, which is expected to continue until December 2009. No assurance can be given that the U.S. Treasury initiatives discussed above with respect to the debt and mortgage-backed securities issued by FNMA and FHLMC will be successful.


If prepayments of principal are made on the underlying mortgages during periods of rising interest rates, the Fund generally will be able to reinvest such amounts in securities with a higher current rate of return. However, the Fund will not benefit from increases in interest rates to the extent that interest rates rise to the point where they cause the current coupon of adjustable rate mortgages held as investments by the Fund to exceed the maximum allowable annual or lifetime reset limits (or "cap rates") for a particular mortgage. Also, the Fund's net asset value could vary to the extent that current yields on Mortgage-Backed Securities are different than market yields during interim periods between coupon reset dates.

During periods of declining interest rates, of course, the coupon rates may readjust downward, resulting in lower yields to the Fund. Further, because of this feature, the value of adjustable rate mortgages is unlikely to rise during periods of declining interest rates to the same extent as fixed-rate instruments. As with other Mortgage-Backed Securities, interest rate declines may result in accelerated prepayment of mortgages, and the proceeds from such prepayments must be reinvested at lower prevailing interest rates.

One additional difference between adjustable rate mortgages and fixed rate mortgages is that for certain types of adjustable rate mortgage securities, the rate of amortization of principal, as well as interest payments, can and does change in accordance with movements in a specified, published interest rate index. The amount of interest due to an adjustable rate mortgage security holder is calculated by adding a specified additional amount, the "margin," to the index, subject to limitations or "caps" on the maximum and minimum interest that is charged to the mortgagor during the life of the mortgage or to maximum and minimum changes to that interest rate during a given period.

Bank and Savings and Loan Obligations. These obligations include negotiable certificates of deposit, bankers' acceptances, deposit notes, fixed time deposits or other short-term bank obligations. Certificates of deposit are negotiable certificates evidencing the obligations of a bank to repay funds deposited with it for a specified period of time. The Fund may invest in certificates of deposit of large domestic banks and their foreign branches, large US regulated subsidiaries of large foreign banks (i.e., banks which at the time of their most recent annual financial statements show total assets in excess of $1 billion), and of smaller banks. Although the Fund recognizes that the size of a bank is important, this fact alone is not necessarily indicative of its creditworthiness.


Certificates of Deposit and Bankers' Acceptances. The Fund may also invest in certificates of deposit issued by banks and savings and loan institutions which had, at the time of their most recent annual financial statements, total assets of less than $1 billion, provided that (i) the principal amounts of such certificates of deposit are insured by an agency of the US Government, (ii) at no time will the Fund hold more than $250,000 principal amount of certificates of deposit of any one such bank, and (iii) at the time of acquisition, no more than 10% of the Fund's assets (taken at current value) are invested in certificates of deposit of such banks having total assets not in excess of $1 billion.


Banker's acceptances are credit instruments evidencing the obligations of a bank to pay a draft drawn on it by a customer. These instruments reflect the obligation both of the bank and of the drawer to pay the face amount of the instrument upon maturity.

Time deposits are non-negotiable deposits maintained in a banking institution for a specified period of time at a stated interest rate. Time deposits which may be held by the Fund will not benefit from insurance from the Bank Insurance Fund or the Savings Association Insurance Fund administered by the Federal Deposit Insurance Corporation. Fixed time deposits may be withdrawn on demand by the investor, but may be subject to early withdrawal penalties that vary with market conditions and the remaining maturity of the obligation. Fixed time deposits subject to withdrawal penalties maturing in more than seven calendar days are subject to the Fund's limitation on investments in illiquid securities.



Collateralized Mortgage Obligations ("CMOs"). CMOs are aggregated pools of pass-through securities whose cash flows are configured into various "tranches" with specific coupon, average life, or payment characteristics. Similar to a bond, interest and prepaid principal are paid, in most cases, monthly. CMOs may be collateralized by whole mortgage loans but are more typically collateralized by trusts composed of pools of mortgage pass-through securities guaranteed by GNMA, FHLMC, or Fannie Mae, and their income streams. The underlying collateral may be fixed or floating rate loans.

CMOs are structured into multiple classes, each typically bearing a different weighted average life profile. Actual maturity and average life will depend upon the prepayment experience of the collateral and the structure of the tranche within the CMO. Some CMO tranches provide for a modified form of call protection through formulaic cash flow routing of the underlying pool of mortgages according to how quickly the loans are repaid and where the tranche factors into the overall CMO structure. Monthly payment of principal received from the pool of underlying mortgages, including prepayments, is returned to investors based on the characteristics of the tranche that they purchased. In the case of a sequential structure, early, shorter maturity tranches will be paid first, and longer tranches will receive cash flows after these tranches are paid off. An investor is partially guarded against a sooner than desired return of principal because of the sequential payments. The prices of certain CMOs, depending on their structure and the rate of prepayments, can be volatile. Some CMOs may also not be as liquid as other securities.

In a typical CMO transaction, a trust issues multiple series (e.g., A, B, C, Z), or tranches of CMO bonds ("Bonds"). Proceeds of the Bond offering are used to pay for the mortgages or mortgage pass-through certificates ("Collateral"). The Collateral is pledged to a third party trustee as security for the Bonds. Principal and interest payments in the case of a sequential CMO structure, Collateral is used to pay principal on the Bonds in the order A, B, C, Z. The Series A, B, and C bonds all bear current interest. Interest on the Series Z Bond is accrued and added to principal and a like amount is paid as principal on the Series A, B, or C Bond currently being paid off. When the Series A, B, and C Bonds are paid in full, interest and principal on the Series Z Bond begins to be paid currently. With some CMOs, the issuer serves as a conduit to allow loan originators (primarily builders or savings and loan associations) to borrow against their loan portfolios.

The principal risk of CMOs results from the rate of prepayments on underlying mortgages serving as collateral and from the structure of the deal. An increase or decrease in prepayment rates will affect the yield, average life and price of CMOs.

Commercial Paper. Commercial paper consists of short-term, unsecured promissory notes issued to finance short-term credit needs. The commercial paper purchased by the Fund will consist only of direct obligations issued by domestic and foreign entities.

Subject to its investment objective and policies, the Fund may invest in commercial paper issued by major corporations under the Securities Act of 1933, as amended (the "1933 Act") in reliance on the exemption from registration afforded by Section 3(a)(3) thereof. Such commercial paper may be issued only to finance current transactions and must mature in nine months or less. Trading of such commercial paper is conducted primarily by institutional investors through investment dealers, and individual investor participation in the commercial paper market is very limited. The Fund also may invest in commercial paper issued in reliance on the so-called "private placement" exemption from registration afforded by Section 4(2) of the Securities Act of 1933 ("Section 4(2) paper"). Section 4(2) paper is restricted as to disposition under the federal securities laws, and generally is sold to institutional investors such as the Fund who agree that they are purchasing the paper for investment and not with a view to public distribution. Any resale by the purchaser must be in an exempt transaction. Section 4(2) paper normally is resold to other institutional investors like the Fund through or with the assistance of the issuer or investment dealers who make a market in the Section 4(2) paper, thus providing liquidity. The Advisor considers the legally restricted but readily saleable
Section 4(2) paper to be liquid; however, pursuant to procedures approved by the Fund's Board, if a particular investment in Section 4(2) paper is not determined to be liquid, that investment will be included within the limitation of the Fund on illiquid securities. The Advisor monitors the liquidity of its investments in
Section 4(2) paper on a continuing basis.

Illiquid Securities and Restricted Securities. The Fund may purchase securities that are subject to legal or contractual restrictions on resale ("restricted securities"). Generally speaking, restricted securities may be sold (i) only to qualified institutional buyers; (ii) in a privately negotiated transaction to a limited number of purchasers; (iii) in limited quantities after they have been held for a specified period of time and other conditions are met pursuant to an exemption from registration; or (iv) in a public offering for which a registration statement is in effect under the 1933 Act. Issuers of restricted securities may not be subject to the disclosure and other investor protection requirements that would be applicable if their securities were publicly traded.

Restricted securities are often illiquid, but they may also be liquid. For example, restricted securities that are eligible for resale under Rule 144A are often deemed to be liquid.

The Board has approved guidelines for use by the Advisor in determining whether a security is liquid or illiquid. Among the factors the Advisor may consider in reaching liquidity decisions relating to Rule 144A securities are: (1) the frequency of trades and quotes for the security; (2) the number of dealers wishing to purchase or sell the security and the number of other potential purchasers; (3) dealer undertakings to make a market in the security; and (4) the nature of the security and the nature of the market for the security (i.e., the time needed to dispose of the security, the method of soliciting offers, and the mechanics of the transfer). Issuers of restricted securities may not be subject to the disclosure and other investor protection requirements that would be applicable if their securities were publicly traded. Where a registration statement is required for the resale of restricted securities, the Fund may be required to bear all or part of the registration expenses. The Fund may be deemed to be an "underwriter" for purposes of the 1933 Act, when selling restricted securities to the public and, in such event, the Fund may be liable to purchasers of such securities if the registration statement prepared by the issuer is materially inaccurate or misleading.

The Fund may also purchase securities that are not subject to legal or contractual restrictions on resale, but that are deemed illiquid. Such securities may be illiquid, for example, because there is a limited trading market for them.

The Fund may be unable to sell a restricted or illiquid security. In addition, it may be more difficult to determine a market value for restricted or illiquid securities. Moreover, if adverse market conditions were to develop during the period between the Fund's decision to sell a restricted or illiquid security and the point at which the Fund is permitted or able to sell such security, the Fund might obtain a price less favorable than the price that prevailed when it decided to sell. This investment practice, therefore, could have the effect of increasing the level of illiquidity of the Fund.


Impact of Large Redemptions and Purchases of Fund shares. From time to time, shareholders of the Fund (which may include affiliated and/or non-affiliated registered investment companies that invest in the Fund) may make relatively large redemptions or purchases of Fund shares. These transactions may cause the Fund to have to sell securities or invest additional cash, as the case may be. While it is impossible to predict the overall impact of these transactions over time, there could be adverse effects on the Fund's performance to the extent that the Fund may be required to sell securities or invest cash at times when it would not otherwise do so. These transactions could also accelerate the realization of taxable income if sales of securities resulted in capital gains or other income and could also increase transaction costs, which may impact the Fund's expense ratio.

Industrial Development and Pollution Control Bonds. Industrial Development and Pollution Control Bonds (which are types of private activity bonds), although nominally issued by municipal authorities, are generally not secured by the taxing power of the municipality but are secured by the revenues of the authority derived from payments by the industrial user. Under federal income tax legislation, certain types of Industrial Development Bonds and Pollution Control Bonds may no longer be issued on a tax-exempt basis, although previously issued bonds of these types and certain refundings of such bonds are not affected. For the purposes of the Fund's investment limitation regarding concentration of investments in any one industry, industrial development or other private activity bonds ultimately payable by companies within the same industry will be considered as if they were issued by issuers in the same industry.


Interfund Borrowing and Lending Program. The Fund has received exemptive relief from the SEC, which permits the Fund to participate in an interfund lending program among certain investment companies advised by the Advisor. The interfund lending program allows participating funds to borrow money from and loan money to each other for temporary or emergency purposes. The program is subject to a number of conditions designed to ensure fair and equitable treatment of all participating funds, including the following: (1) no fund may borrow money through the program unless it receives a more favorable interest rate than a rate approximating the lowest interest rate at which bank loans would be available to any of the participating funds under a loan agreement; and (2) no fund may lend money through the program unless it receives a more favorable return than that available from an investment in repurchase agreements and, to the extent applicable, money market cash sweep arrangements. In addition, the Fund may participate in the program only if and to the extent that such participation is consistent with the Fund's investment objectives and policies (for instance, money market funds would normally participate only as lenders and tax exempt funds only as borrowers). Interfund loans and borrowings may extend overnight, but could have a maximum duration of seven days. Loans may be called on one day's notice. The Fund may have to borrow from a bank at a higher interest rate if an interfund loan is called or not renewed. Any delay in repayment to a lending fund could result in a lost investment opportunity or additional costs. The program is subject to the oversight and periodic review of the Boards of the participating funds. To the extent the Fund is actually engaged in borrowing through the interfund lending program, the Fund, as a matter of fundamental policy, may not borrow for other than temporary purposes (and not for leveraging).

Letters of Credit. Municipal obligations, including certificates of participation, commercial paper and other short-term obligations, may be backed by an irrevocable letter of credit of a bank which assumes the obligation for payment of principal and interest in the event of default by the issuer. Only banks which, in the opinion of the Advisor, are of investment quality comparable to other permitted investments of the Fund may be used for letter of credit backed investments.

Maintenance of $1.00 Net Asset Value, Credit Quality and Fund Maturity. The Fund effects sales, redemptions and repurchases at the net asset value per share, normally $1.00. In fulfillment of their responsibilities under Rule 2a-7 of the 1940 Act, the Board has approved policies established by the Advisor reasonably calculated to prevent the Fund's net asset value per share from deviating from $1.00 except under unusual or extraordinary circumstances and the Board will periodically review the Advisor's operations under such policies at regularly scheduled Board meetings. Those policies include a weekly monitoring by the Advisor of unrealized gains and losses in the Fund, and when necessary, in an effort to avoid deviation, taking corrective action, such as adjusting the maturity of the Fund, or, if possible, realizing gains or losses to offset in part unrealized losses or gains. The result of those policies may be that the yield on shares of the Fund will be lower than would be the case if the policies were not in effect. Such policies also provide for certain action to be taken with respect to Fund securities which experience a downgrade in rating or suffer a default.

Securities eligible for investment by the Fund are those securities which are generally rated (or issued by an issuer with comparable securities rated) in the highest short-term rating category by at least two rating services (or by one rating service, if no other rating agency has issued a rating with respect to that security). These securities are known as "first tier securities." Securities generally rated (or issued by an issuer with comparable securities rated) in the top two categories by at least two rating agencies (or one, if only one rating agency has rated the security) which do not qualify as first tier securities are known as "second tier securities."

The Fund must meet the diversification requirements of Rule 2a-7 under the 1940 Act. Rule 2a-7 currently provides that a single state money Fund shall not, as to 75% of its total assets, invest more than 5% of its assets in the securities of an individual issuer, provided that the Fund may not invest more than 5% of its assets in the securities of an individual issuer unless the securities are First Tier Securities (as defined in Rule 2a-7). This allows the Fund, as to 25% of its assets, to invest more than 5% of its assets in the securities of an individual issuer. Since the Fund emphasizes securities issued by a particular state or entities within that state and may invest a significant percentage of its assets in the securities of a single issuer, an investment in the Fund may be subject to more risk.

The assets of the Fund consist entirely of cash items and investments having a stated maturity date of 397 days or less from the date of purchase (including investment in repurchase agreements, in which case maturity is measured by the repurchase date, without respect to the maturity of the obligation). The portfolio of the Fund will be managed so that the average maturity of all instruments (on a dollar-weighted basis) will be 90 days or less. The average maturity of the Fund will vary according to management's appraisal of money market conditions.


Municipal Leases, Certificates of Participation and other Participation Interests. A municipal lease is an obligation in the form of a lease or installment purchase contract that is issued by a state or local government to acquire equipment and facilities. Income from such obligations is generally exempt from state and local taxes in the state of issuance (as well as regular Federal income tax). Municipal leases frequently involve special risks not normally associated with general obligation or revenue bonds. Leases and installment purchase or conditional sale contracts (which normally provide for title to the leased asset to pass eventually to the governmental issuer) have evolved as a means for governmental issuers to acquire property and equipment without meeting the constitutional and statutory requirements for the issuance of debt. The debt issuance limitations are deemed to be inapplicable because of the inclusion in many leases or contracts of "non-appropriation" clauses that relieve the governmental issuer of any obligation to make future payments under the lease or contract unless money is appropriated for such purpose by the appropriate legislative body on a yearly or other periodic basis. Thus, the Fund's investment in municipal leases will be subject to the special risk that the governmental issuer may not appropriate funds for lease payments.

In addition, such leases or contracts may be subject to the temporary abatement of payments in the event the issuer is prevented from maintaining occupancy of the leased premises or utilizing the leased equipment. Although the obligations may be secured by the leased equipment or facilities, the disposition of the property in the event of nonappropriation or foreclosure might prove difficult, time consuming and costly, and result in an unsatisfactory or delayed recoupment of the Fund's original investment.

Certificates of participation represent undivided interests in municipal leases, installment purchase contracts or other instruments. The certificates are typically issued by a trust or other entity that has received an assignment of the payments to be made by the state or political subdivision under such leases or installment purchase contracts.

Certain municipal lease obligations and certificates of participation may be deemed illiquid for the purpose of the Fund's limitations on investments in illiquid securities. Other municipal lease obligations and certificates of participation acquired by the Fund may be determined by the Advisor, pursuant to guidelines adopted by the Board of Trustees, to be liquid securities for the purpose of the Fund's limitation on investments in illiquid securities. In determining the liquidity of municipal lease obligations and certificates of participation, the Advisor will consider a variety of factors including: (1) the willingness of dealers to bid for the security; (2) the number of dealers willing to purchase or sell the obligation and the number of other potential buyers; (3) the frequency of trades or quotes for the obligation; and (4) the nature of the marketplace trades. In addition, the Advisor will consider factors unique to particular lease obligations and certificates of participation affecting the marketability thereof. These include the general creditworthiness of the issuer, the importance to the issuer of the property covered by the lease and the likelihood that the marketability of the obligation will be maintained throughout the time the obligation is held by the Fund.

The Fund may purchase participations in municipal securities held by a commercial bank or other financial institution. Such participations provide the Fund with the right to a pro rata undivided interest in the underlying municipal securities. In addition, such participations generally provide the Fund with the right to demand payment, on not more than seven days notice, of all or any part of the Fund's participation interest in the underlying municipal security, plus accrued interest.




Municipal Securities. Municipal Securities generally are classified as "general obligation" or "revenue" issues. General obligation bonds are secured by the issuer's pledge of its full credit and taxing power for the payment of principal and interest. Revenue bonds are payable only from the revenues derived from a particular facility or class of facilities or, in some cases, from the proceeds of a special excise tax or other specific revenue source such as the user of the facility being financed. Industrial development bonds held by the Fund are in most cases revenue bonds and generally are not payable from the unrestricted revenues of the issuer, and do not constitute the pledge of the credit of the issuer of such bonds. Among other types of instruments, the Fund may purchase tax-exempt commercial paper, warrants and short-term municipal notes such as tax anticipation notes, bond anticipation notes, revenue anticipation notes, construction loan notes and other forms of short-term loans. Such notes are issued with a short-term maturity in anticipation of the receipt of tax payments, the proceeds of bond placements or other revenues. The Fund may invest in short-term "private activity" bonds.


Certain municipal securities such as industrial development bonds are issued by or on behalf of public authorities to obtain funds for purposes including privately operated airports, housing, conventions, trade shows, ports, sports, parking or pollution control facilities or for facilities for water, gas, electricity or sewage and solid waste disposal. Such obligations, which may include lease arrangements, are included within the term Municipal Securities if the interest paid thereon is exempt from federal income tax. Other types of industrial development bonds, the proceeds of which are used for the construction, equipment, repair or improvement of privately operated industrial or commercial facilities, may constitute Municipal Securities, although current federal income tax laws place substantial limitations on the size of such issues.


Municipal Securities which the Fund may purchase include, without limitation, debt obligations issued to obtain funds for various public purposes, including the construction of a wide range of public facilities such as airports, bridges, highways, housing, hospitals, mass transportation, public utilities, schools, streets, and water and sewer works. Other public purposes for which Municipal Securities may be issued include refunding outstanding obligations, obtaining funds for general operating expenses and obtaining funds to loan to other public institutions and facilities.


Tax anticipation notes typically are sold to finance working capital needs of municipalities in anticipation of receiving property taxes on a future date. Bond anticipation notes are sold on an interim basis in anticipation of a municipality issuing a longer-term bond in the future. Revenue anticipation notes are issued in expectation of receipt of other types of revenue such as those available under the Federal Revenue Sharing Program. Construction loan notes are instruments insured by the Federal Housing Administration with permanent financing by Fannie Mae or Ginnie Mae at the end of the project construction period. Pre-refunded municipal bonds are bonds which are not yet refundable, but for which securities have been placed in escrow to refund an original municipal bond issue when it becomes refundable. Tax-free commercial paper is an unsecured promissory obligation issued or guaranteed by a municipal issuer. The Fund may purchase other Municipal Securities similar to the foregoing, which are or may become available, including securities issued to pre-refund other outstanding obligations of municipal issuers.


The Fund's assets generally will consist of Municipal Securities, taxable temporary investments as described below and cash. The Fund considers short-term Municipal Securities to be those that mature in 12 months or less. Examples of Municipal Securities that are issued with original maturities of one year or less are short-term tax anticipation notes, bond anticipation notes, revenue anticipation notes, construction loan notes, pre-refunded municipal bonds, warrants and tax-free commercial paper.

The federal bankruptcy statutes relating to the adjustments of debts of political subdivisions and authorities of states of the United States provide that, in certain circumstances, such subdivisions or authorities may be authorized to initiate bankruptcy proceedings without prior notice to or consent of creditors, which proceedings could result in material adverse changes in the rights of holders of obligations issued by such subdivisions or authorities.

Litigation challenging the validity under state constitutions of present systems of financing public education has been initiated or adjudicated in a number of states and legislation has been introduced to effect changes in public school finances in some states. In other instances, there has been litigation challenging the issuance of pollution control revenue bonds or the validity of their issuance under state or federal law that ultimately could affect the validity of those Municipal Securities or the tax-free nature of the interest thereon.


Municipal Trust Receipts. The Fund may invest up to 50% of its net assets in municipal trust receipts ("MTRs"). An additional 10% of the Fund's net assets may also be invested in MTRs on a temporary basis at the Advisor's discretion to manage inflows into the Fund. MTRs are sometimes called municipal asset-backed securities, floating rate trust certificates, or municipal securities trust receipts. MTRs are typically structured by a bank, broker-dealer or other financial institution by depositing municipal securities into a trust or partnership, coupled with a conditional right to sell, or put, the holder's interest in the underlying securities at par plus accrued interest to a financial institution. MTRs may be issued as fixed or variable rate instruments. These trusts are organized so that the purchaser of the MTR would be considered to be investing in the underlying municipal securities. This structure is intended to allow the tax-exempt status of interest generated by the underlying asset to pass through to the purchaser. The Fund's investments in MTRs are subject to similar risks as other investments in debt obligations, including interest rate risk, credit risk and security selection risk. Additionally, investments in MTRs raise certain tax issues that may not be presented by direct investments in municipal bonds. There is some risk that certain issues could be resolved in a manner that could adversely impact the performance of the Fund. The Fund expects to invest in MTRs for which a legal opinion has been given to the effect that the income from an MTR is tax-exempt to the same extent as the underlying bond(s), although it is possible that the Internal Revenue Service (the "IRS") or California Franchise Tax Board will take a different position and there is a risk that the interest paid on such MTRs would be deemed taxable.


State Specific Risk Factors

As described in the Fund's prospectuses, the Fund will invest in bonds issued by the State of California or its political subdivisions. The Fund is therefore subject to various statutory, political and economic factors unique to the State of California. Discussed below are some of the more significant factors that could affect the ability of the bond issuers to repay interest and principal on California Municipal Securities owned by the Fund. The information is derived from various public sources, all of which are available to investors generally, and which the Fund believes to be accurate.

The following information constitutes only a brief summary, does not purport to be a complete description, and is based on information available as of the date of this SAI from official statements and prospectuses relating to securities offerings of the State of California and various local agencies in California. While such information has not been independently verified, the Advisor has no reason to believe that such information is not correct in all material respects.

State Budget Process

The State's fiscal year begins on July 1st and ends on June 30th of the following year. Under the State Constitution, money may be drawn from the Treasury only through an appropriation made by law. The primary source of the annual expenditure is the annual Budget Act as approved by the Legislature and signed by the Governor. The annual budget is proposed by the Governor by January 10th of each year for the next fiscal year (the "Governor's Budget"). State law requires the annual proposed Governor's Budget to provide for projected revenues equal to or in excess of projected expenditures for the ensuing fiscal year. Following the submission of the Governor's Budget, the Legislature takes up the proposal. During late spring, usually in May, the Department of Finance submits revised revenue and expenditure estimates for both the current and budget years to the Legislature. This update process is referred to as the May Revision. The Budget Act, which follows the May Revision, must be approved by a two-thirds majority vote of each House of the Legislature.

Appropriations also may be included in legislation other than the Budget Act. With limited exceptions, bills containing General Fund appropriations must be approved by a two-thirds majority vote in each House of the Legislature and be signed by the Governor. Continuing appropriations, available without regard to fiscal year, may also be provided by statute or the State Constitution.

The Governor may reduce or eliminate specific line items in the Budget Act or any other appropriations bill without vetoing the entire bill. Such individual line-item vetoes are subject to override by a two-thirds majority vote of each House of the Legislature.


Fiscal Year 2007-08 Budget

The 2007-08 Governor's Budget, released on January 10, 2007, revised various revenue and expenditure estimates for 2006-07. The 2007-08 Governor's Budget projected that California would end fiscal year 2006-07 with a total reserve of $2.9 billion, an increase of $823 million from estimates made at the time the 2006 Budget Act was enacted. The Governor's Budget projected General Fund revenues and transfers for the 2007-08 fiscal year of $101.3 billion, an increase of 7.1 percent from the prior year, and expenditures of $103.1 billion, an increase of 1.0 percent, with the difference made up from prior years' available reserves.

As of the 2007-08 Governor's Budget, General Fund revenues and transfers for fiscal year 2006-07 were projected at $94.5 billion, an increase of $637 million compared with 2006 Budget Act estimates. This increase was primarily due to higher major tax revenues of $512 million. As of the 2007-08 Governor's Budget, General Fund expenditures for fiscal year 2006-07 were projected at $102.1 billion, an increase of $876 million compared with 2006 Budget Act estimates.

The 2007-08 Governor's Budget projected to end fiscal year 2007-08 with a $2.1 billion total reserve, including $1.5 billion in the Budget Stabilization Account. The 2007-08 Governor's Budget reflected, among other assumptions, an increase in 2007-08 major revenues of $5.8 billion, or 6.2 percent, due to continued economic growth and, to a lesser extent, certain revenue proposals. The 2007-08 Governor's Budget also reflected $506 million in revenues from Indian Gaming compacts that were pending legislative approval as of the 2007-08 Governor's Budget.

General Fund expenditures for fiscal year 2007-08 were projected at $103.1 billion, an increase of $1 billion, or 1 percent, compared with the revised estimates for 2006-07. This increase reflected, among other things, $2.6 billion in policy decisions to reduce expenditures, including a $1.1 billion reduction by expanding the use of revenue sources for public transportation costs.

2007 Budget Act

The 2007-08 Budget Act was adopted by the Legislature on August 22, 2007, along with a number of implementing measures, and was signed by Governor Schwarzenegger on August 24, 2007. The 2007 Budget Act included the largest reserve of any budget act in the State's history. The May Revision proposed a total reserve of $2.2 billion, but due to the shortfall in revenue collections that came to light in June, and in recognition of the State's continuing structural deficit and other potential threats, the Legislature took actions to reduce spending and increase funds available, thereby increasing the total reserve to an unprecedented $3.4 billion. The Governor further reduced spending with $703 million in General Fund vetoes, raising the total reserve to $4.1 billion. As a result, General Fund spending growth in the 2007-08 budget was held to $0.6 billion. These actions eliminated the gap between spending and revenues in 2007-08, after discounting the $1.023 billion of transfers to the Budget Stabilization Account.

The 2007-08 Budget Act contained General Fund expenditures of $102.3 billion, compared to $101.7 billion in 2006-07, and Special Fund expenditures of $2.6 billion, compared to $3.6 billion in 2006-07. Total revenues and transfers for 2007-08 were expected to be $101.2 billion, compared to $95.5 billion in 2006-07. A total of $2.1 billion was expected to be transferred to the Budget Stabilization Account pursuant to Proposition 58, with half of the transferred amount to remain in the Budget Stabilization Account for future purposes and the other half to be further transferred for the purpose of early retirement of Economic Recovery Bonds.

Most General Fund spending is non-discretionary. As of the May Revision to the Governor's Budget, of the total spending proposed, $1.7 billion was for paying debt and $1 billion was proposed for policy choices. The remainder was required either by the State Constitution, federal laws, statutory entitlements, binding labor agreements or court orders. The 2007 Budget Act contained the following major General Fund components: $1.0 billion in prepayments of the Economic Recovery Bonds; Proposition 98 General Fund expenditures of $41.1 billion; $66.8 billion ($41.4 billion General Fund and $25.4 billion other funds) for K-12 education programs in 2007-08, which reflected an increase of $3.5 billion ($1.6 billion General Fund and $1.9 billion other funds) over the 2006-07 revised budget; and $28.3 billion in health and human services programs.

Fiscal Year 2008-09 Budget

The 2008-09 Governor's budget, released on January 10, 2008, noted that although the 2007 Budget Act projected a reserve of $4.1 billion, the deterioration of the national and State economies had resulted in a projected shortfall of $14.5 billion by the end of 2008-09. The proposed budget noted that a declining economic outlook, sagging revenues, and rising costs were projected to negatively impact the State's budget. To close the projected $14.5 billion budget shortfall, the administration proposed more than $17 billion in corrective actions, including: issuing $3.3 billion in deficit-financing bonds; suspending a $1.5 billion supplementary payment, which would have helped pay off outstanding deficit-financing bonds; accruing $2 billion in tax revenues received in 2009-10 and 2008-09; a $400 million reduction in K-14 education spending in the current year and suspending the Proposition 98 minimum guarantee by $4 billion in 2008-09; and reducing state spending in most other state programs by $4 billion.

The proposed 2008-09 budget projected that California would end fiscal year 2007-08 with a total reserve of less than $1 billion, and that various budget balancing proposals would allow the State to grow the reserve to $2.8 billion by 2008-09. The Governor's Budget projected a decline in General Fund expenditures from $103.4 billion in 2007-08 to $101 billion in 2008-09, a drop of 2.3 percent, while General Fund revenues were projected to grow from $100.8 billion to $102.9 billion, an increase of 2.1 percent.

The May Revision to the 2008-2009 Governor's Budget (the "2008 May Revision") projected that the State's sluggish economy would reduce the revenue outlook for 2008-09 by about $6 billion. The May 2008 Revision also projected that the State would face a remaining budget shortfall of $15 billion, after accounting for the $7 billion in proposals adopted as part of a special Legislative session. The most significant differences between the 2008 May Revision projections and the Governor's projected budget were lower real GDP growth, weaker California job growth, and smaller gains in California personal income in 2008 and 2009. The 2008 May Revision proposed more than $8 billion in savings to close the widening budget gap, including the securitization of future lottery revenues, which is expected to provide $15 billion over the next few years. Other proposals included loans from special funds, the redirection of transportation monies to benefit the General Fund, and further reductions to health and social services programs. The 2008 May Revision projected that General Fund revenues will be $101.2 billion in 2007-08 and $103 billion in 2008-09. This represents a decrease of $40 million in 2007-08 and an increase of $83 million in 2008-09 compared to the Governor's proposed 2008-09 budget.

2008 Budget Act

On September 23, 2008, California Governor Arnold Schwarzenegger signed the State's budget, which came a record 85 days late. The 2008 Budget Act resolves the projected $24.3 billion budget deficit identified in the 2008 May Revision and projects a modest reserve of $1.7 billion in 2008-09, although it projects a deficit of $1.0 billion in 2009-10. While this budget does not resolve the state's persistent structural budget deficit, it includes an historic budget reform measure that is aimed at stabilizing the budget while avoiding borrowing from local governments or transportation funds. Expenditure reductions account for 47 percent of all savings, more than any other category. As a result of these reductions, this budget holds General Fund spending to virtually no growth in 2008-09 -- $103.4 billion in 2008-09 compared to $103.3 billion in 2007-08.
The Budget includes a reduction of $850 million in the General Fund, or one percent below the amounts proposed in the budget bill adopted by the Legislature. This reduction is due to: (i) $510 million in General Fund vetoes; and (ii) $340 million in General Fund savings due to the delay in enacting this Budget and the effect of Executive Order S-09-08. The budget delay slowed or halted many activities of government for nearly three months, and the Executive Order terminated the services of temporary employees and reduced overtime for state employees.

Economic conditions have deteriorated substantially since the Governor signed the 2008 Budget Act, reflecting the severity of the housing downturn, rising unemployment and weak consumer spending at both the state and national levels. This deterioration was reflected in General Fund revenue collections for the month of September, which were $923 million below forecast, and the revenues collected in November, which were $1.3 billion, or 18.5 percent below expectations. In a statement released October 1, 2008, state Controller John Chiang indicated that based on projected declines in revenues coupled with questionable cash solutions in the State budget, California will need to borrow $7 billion to meet all of its obligations through the fiscal year ending June 30, 2009. The state sold $5 billion of Revenue Anticipation Notes (RANs) in a public offering during the week of October 13, 2008, but cancelled the November sale of the remaining $2 billion in RANs. Governor Schwarzenegger indicated that if California is unable to obtain the necessary level of financing to maintain government operations, it may be forced to turn to the Federal Treasury for short-term financing.

In light of economic developments since enactment of the 2008 Budget, Governor Schwarzenegger ordered a special session of the Legislature and proposed a variety of spending reductions and revenue increases to bring spending closer in line with available revenues. Governor Schwarzenegger declared a fiscal emergency for the second time in December 2008, stating that the budget deficit will reach $41.8 billion through June 2010 if no action is taken. The Governor has called for a combination of $4.5 billion in cuts and $4.7 billion in new revenues from tax law changes to address California's widening $15 billion deficit. The proposals include a plan to temporarily increase State sales tax to
8.75 percent from 7.25 percent for 3 years, as well as adding a 9.9 percent-per-barrel severance tax on oil drilled in the state. Despite these efforts to close the budget gap, it is anticipated that there will be a substantial budget deficit in 2009-10. As of the Governor's 2008-09 special session, the California Department of Finance estimates that General Fund revenues will be approximately $567 million lower in 2007-08, $10.7 billion lower in 2008-09, and $13 billion lower in 2009-10 than earlier projections.

The above discussion of the fiscal year 2007-08 and 2008-09 budgets is based on estimates and projections of revenues and expenditures for the current fiscal year and must not be construed as statements of fact. These estimates and projections are based upon various assumptions which may be affected by numerous factors, including future economic conditions in the State and the nation, and there can be no assurance that the estimates will be achieved.




Recent Developments


California's General Economic Conditions. California's economy, the largest among the 50 states and one of the largest in the world, has major components in high technology, trade, entertainment, agriculture, manufacturing, tourism, construction and services. The outlook for the State and national economies darkened considerably as 2008 progressed and accelerated through the end of October. Economic growth was already anticipated to slow before credit market and stock market turmoil developed in the fall of 2008. The State and national economies are expected to face strong headwinds in 2009 and the first half of 2010, including a deepening housing slump, a breakdown in mortgage markets, more volatile financial markets, and rising energy prices.

The housing slump has been deeper in California than most states, and declining prices and jumps in subprime mortgage rates have led to record mortgage delinquencies and home foreclosures in California. Upward resets of subprime mortgage rates have made payments unaffordable for many borrowers in the State, and several large financial institutions have reported huge losses on subprime mortgages and securities backed by these mortgages. In addition, uncertainty about the mortgage market and increased financial market volatility have prompted lenders to tighten credit standards. Home values may decrease further before real estate markets and home building return to normal. Until then, the housing sector is expected to be a significant drag on economic growth in the State. Sales of existing single-family detached homes were down 26 percent in 2007 and 21 percent for the first four months of 2008, as compared to the same periods in 2006. New housing permits were down 37 percent in 2007 and 60 percent for the first seven months of 2008, as compared to the same periods in 2006. The median price of sold existing homes was $350,140 in August 2008, 40.5 percent lower than a year ago. The value of private-sector nonresidential building permits issued in the first ten months of 2007 was 4.2 percent higher than the year-ago value, offsetting some of the drag of residential construction on the California economy in 2007. However, the value of public works construction was down 3.9 percent.

Growth in nonfarm payroll employment slowed in California in 2007, with employment peaking in the third quarter and then slipping in the fourth quarter. The State lost jobs again in the first quarter of 2008, although to a lesser extent than the nation. The annual average of nonfarm payroll employment increased by 102,900, or 0.7 percent in 2007, down from an increase of 259,000, or 1.7 percent, in 2006. The State's unemployment rate averaged 5.4 percent in 2007 and was 5.9 percent in the first three months of 2008. The California labor market continued to slide in the second quarter, and by August, 2008, the State's unemployment rate had risen to 7.7 percent, a 12 year high. The national unemployment rate was 5.7 percent in July, 2008, leaving the gap between the State and national rates at approximately 1.6 percentage points. The Governor's office has forecast that the State's unemployment rate could exceed 10 percent during some periods of 2009 and 2010.

California personal income held up well in 2007 despite economic conditions, growing by an estimated 5.9 percent in 2007, although the May Revision to the 2008-09 Governor's Budget projects smaller gains in personal income in 2008 and 2009. Taxable sales peaked in the second quarter of 2007 and were down 3 percent by the end of the year. New vehicle registrations fell in 2007, likely playing a role in the slowdown of taxable sales.

The May Revision to the 2008-09 Governor's Budget forecasts little growth for the California economy in 2008, followed by slow growth in 2009 and moderate growth in 2010. Personal income is projected to grow 4.5 percent in 2008, 4.1 percent in 2009, and 5.1 percent in 2010, as compared to 5.9 percent in 2007. Nonfarm payroll employment is forecast to fall 0.2 percent in 2008, and then grow by 0.6 percent in 2009 and 1.4 percent in 2010, as compared to 0.7 percent in 2007. The May Revision to the 2008-09 Governor's Budget also projects that the struggling housing sector will continue to weigh on the State and national economies in the next two years, but projects that economic growth will improve by the last quarter of 2008 or the first half of 2009.




Cash Flow Requirements. The State Treasurer is responsible for the sale of debt obligations of the State and its various authorities and agencies. Current State debt obligations include:


o General Obligation Bonds. The State Constitution prohibits the creation of general obligation indebtedness of the State unless a bond measure is approved by a majority of the electorate voting at a general election or direct primary. General obligation bond acts provide that debt service on general obligation bonds shall be appropriated annually from the General Fund and all debt service on general obligation bonds is paid from the General Fund. Under the State Constitution, debt service on general obligation bonds is the second charge to the General Fund after the application of moneys in the General Fund to the support of the public school system and public institutions of higher education. Certain general obligation bond programs receive revenues from sources other than the sale of bonds or the investment of bond proceeds. As of September 1, 2008, the State had outstanding approximately $57.6 billion aggregate principal amount of long-term general obligation bonds, and unused voter authorizations for the future issuance of $56.8 billion of long-term general obligation bonds. In response to the Governor's proposal for a $220 billion infrastructure plan, the Legislature approved a $115.8 billion Strategic Growth Plan, which includes $50.1 billion in existing funding, $28.4 billion in new leveraged funding sources, and approximately $37.3 billion in new general obligation bonds that were approved by voters as four propositions in November 2006. The four propositions are dedicated to the following programs: (i) $19.9 billion for transportation improvements, air quality and port security, (ii) $10.4 billion for school modernization and construction, (iii) $4.1 billion for flood control and prevention and levee repair, and (iv) $2.9 billion for affordable housing programs.

         Other significant new general obligation bond authorizations include $5.4 billion in bonds for water quality and flood control approved by voters in November 2006. Court challenges to the $3 billion, 10-year bond program to support stem cell research ended in May 2007, and the State began issuing the first $250 million tranche in October 2007. Proceeds of the initial issuance will be used in part to repay a $150 million loan from the State General Fund to support the research while litigation was pending. The State Treasurer's Office estimates that approximately $8.25 billion of new general obligation and lease-revenue bonds will be sold in fiscal year 2007-08, of which approximately $6.75 billion has been issued through May 31, 2008. In addition, in November 2008, voters approved a $9.95 billion bond measure to finance a portion of the cost of a high speed rail system connecting Northern and Southern California, initiative measures to authorize $980 million of general obligation bonds to finance children's hospitals, and $900 million of general obligation bonds to provide loans for the State's veterans' farm and home purchase program.

o Commercial Paper Program. Pursuant to legislation enacted in 1995, voter-approved general obligation indebtedness may, in some cases, be issued as commercial paper notes. Commercial paper notes may be renewed or refunded by the issuance of long-term bonds. Commercial paper notes are deemed issued upon authorization by the respective finance committees, whether or not such notes are actually issued. Pursuant to the terms of the bank credit agreement presently in effect, the general obligation commercial paper program may have up to $2.5 billion in aggregate principal amount at any time. This amount may be increased or decreased in the future. As of May 1, 2008, the State had $933 million aggregate principal amount of general obligation commercial paper notes outstanding.

o Lease-Purchase Obligations. The State builds and acquires facilities through the use of lease purchase borrowing, in addition to general obligation bonds. Under these arrangements, the State Public Works Board, another State or local agency or a joint powers authority issues bonds to pay for the construction of facilities, such as office buildings, university buildings or correctional institutions. These facilities are leased to a State agency or the University of California under a long-term lease that provides the source of payment of the debt service on the lease-purchase bonds. Certain of the lease-purchase financings are supported by special funds rather than the General Fund. The State had approximately $7.8 billion General Fund-supported lease-purchase obligations outstanding as of September 1, 2008. The State Public Works Board, which is authorized to sell lease revenue bonds, had $10.7 billion authorized and unissued as of January 1, 2008, which includes $7.4 billion of new authorizations approved in 2007 for corrections facilities. In addition, as of that date, certain joint powers authorities were authorized to issue approximately $81 million of revenue bonds to be secured by state leases.

o Non-Recourse Debt. Certain agencies and authorities issue revenue obligations for which the General Fund has no liability. Revenue bonds represent obligations payable from State revenue-producing enterprises and projects, which are not payable from the General Fund, and conduit obligations payable only from revenues paid by private users of facilities financed by the bonds. The enterprises and projects include transportation projects, various public works projects, public and private educational facilities, housing, health facilities and pollution control facilities. State agencies and authorities had $50.7 billion aggregate principal amount of revenue bonds and notes which are non-recourse to the General Fund outstanding as of December 31, 2007.

o Economic Recovery Bonds. The California Economic Recovery Bond Act ("Proposition 57") was approved by the voters on March 2, 2004. Proposition 57 authorizes the issuance of up to $15 billion in economic recovery bonds ("ERBs") to finance the negative General Fund reserve balance as of June 30, 2004, and other General Fund obligations undertaken prior to June 30, 2004. Repayment of the ERBs is secured by a pledge of revenues from a one-quarter cent increase in the State's sales and use tax starting July 1, 2004. In addition, as voter-approved general obligation bonds, the ERBs are secured by the State's full faith and credit. However, moneys in the General Fund will only be used in the event the dedicated sales and use tax revenue is insufficient to repay the bonds. In May and June, 2004, the State issued $10.9 billion principal amount of ERBs, resulting in the deposit of net proceeds to the General Fund of approximately $11.3 billion (of which, for budgetary purposes, approximately $9.2 billion was applied to the 2002-03 fiscal year and approximately $2.0 billion was applied to offset fiscal year 2004-05 General Fund expenditures). In order to relieve cash flow and budgetary shortfalls identified in the 2008-09 Governor's Budget, the State issued $3.2 billion of ERBs on February 14, 2008, generating net proceeds of $3.3 billion which were transferred to the General Fund. This represented the last ERBs which can be issued under Proposition 57, except for any refunding bonds which may be issued in the future. (The State Department of Finance had determined that the full $15 billion voter authorization could not be issued because of the previous repayment of certain June 30, 2004 obligations eligible for financing pursuant to Proposition 57.)

          Three different sources of funds are required to be applied to the early retirement (generally by purchase or redemption) of ERBs: (i) all proceeds from the dedicated quarter cent sales tax in excess of the amounts needed, on a semi-annual basis, to pay debt service and other required costs of the bonds, (ii) all proceeds from the sale of surplus State property, and (iii) fifty percent of each annual deposit, up to $5 billion in the aggregate, of deposits in a BSA created by the California Balanced Budget Act. Funds from these sources have been or will be used for early retirement of approximately $3.5 billion of bonds during fiscal years 2005-06, 2006-07 and 2007-08, including use of $1.5 billion which was transferred from the BSA in 2006-07 ($472 million) and 2007-08 ($1.3 billion).

          The 2008-09 Governor's Budget proposed the suspension of the 2008-09 BSA transfer due to the condition of the General Fund. Any excess sales tax revenues which may be generated for the period January 1-December 31, 2008, and any proceeds of excess property sales, will be available to retire additional ERBs in 2008-09.





o Tobacco Settlement Revenue Bonds. In 1998 the state signed a settlement agreement (the "Master Settlement Agreement" or "MSA") with four major cigarette manufacturers (the "participating manufacturers" or "PMs"). Under the MSA, the participating manufacturers, the cigarette manufacturers agreed to make payments to the State in perpetuity, such payments amounting to approximately $25 billion over the first 25 years. Under a separate Memorandum of Understanding, half of the payments made by the cigarette manufacturers will be paid to the State and half to local governments. The specific amount to be received by the state and local governments is subject to adjustment. The MSA allows reduction of the manufacturers' payments for decreases in cigarette shipment volumes by the settling manufacturers, payments owed to certain "Previously Settled States" and certain types of offsets for disputed payments, among other things. However, settlement payments are adjusted upward each year by at least 3 percent for inflation, compounded annually.


         The Tobacco Securitization Law, enacted in 2002, authorized the establishment of a special purpose trust to purchase those assets. The bill also authorized that trust to issue revenue bonds secured by the tobacco settlement revenues received beginning in the 2003-04 fiscal year. An initial sale of 56.57 percent of the State's tobacco settlement revenues producing $2.5 billion in proceeds was completed in January 2003 ("Series 2003A").

         A second sale of the remaining 43.43 percent of the State's tobacco settlement revenues, which produced $2.3 billion in proceeds, was completed in September 2003 ("Series 2003B"). The Tobacco Securitization Law was amended in 2003 to require the Governor to request an appropriation in the annual Budget Act to pay debt service and other related costs of the tobacco settlement revenue bonds secured by the second (and only the second) sale of tobacco settlement revenues when such tobacco settlement revenues are insufficient therefor. The Legislature is not obligated to make any such requested appropriation. In August 2005 the Series 2003B Bonds were refinanced, retaining all of the covenants of the original issue, including the covenant regarding the request for a General Fund appropriation in the event tobacco revenues fall short. In return for providing this covenant, the State was paid a credit enhancement fee of $525 million as part of the refinancing, which was deposited into the General Fund.


         In March 2007, the state completed a refunding of all of the Series 2003A Bonds. This refunding generated additional proceeds of approximately $1.258 billion which are intended to be used (i) to offset the General Fund cost for the initial years of a litigation settlement related to the 2004-05 suspension of the Proposition 98 guarantee and (ii) for other purposes, such as funding capital projects. See "STATE FINANCES - Proposition 98."

         In early 2006, the PMs asserted that they had lost market share in 2003 to the non-participating manufacturers ("NPMs"). A nationally recognized firm of economic consultants confirmed the assertion that the MSA was a significant factor contributing to the market share loss. Under the MSA, the PMs are authorized to withhold up to three times the amount of lost market share (adjusted downward by 2 percent) until such time as it is proven that the various states diligently enforced their model statutes that govern the NPMs. As a result, the amount of tobacco revenues received by the State was reduced in 2006 by $50.9 million. Nevertheless, the amount of tobacco revenues received were still in excess of the required debt service payments. Therefore, it is anticipated that the need to invoke the provisions included in the State's budget for Series 2005A is unlikely. Furthermore, the Series 2005A Bonds have reserve funds in excess of one year's debt service payments, which would be used before General Fund moneys. In April 2006, a similar filing was made by the PMs for the calendar year 2004 payments and the economic consultants also confirmed that the MSA was a significant factor contributing to the market share loss. The State Attorney General is working in tandem with the other states' Attorneys General, under the terms of the MSA, to compel the PMs to pay given that the state has been diligently enforcing the statutes as required in the MSA.


         Tobacco settlement revenue bonds are neither general nor legal obligations of the State or any of its political subdivisions and neither the faith and credit nor the taxing power nor any other assets or revenues of the State or of any political subdivision is or shall be pledged to the payment of any such bonds.

o Flood Litigation Settlement. In 2006, the state settled three related lawsuits arising from liability for past flood damages through stipulated judgments. The largest settlement (referred to as the Paterno case), in the amount of $428 million, provided for the state to make annual payments of $42.8 million, plus interest, for ten years; the payments are subject to annual appropriation by the Legislature. The first year's payment was included in the 2005 Budget Act and each subsequent budget act has included the required installment. This matter is not treated as a "debt" of the state for any legal or constitutional purposes.


o Cash Flow Borrowings. As part of its cash management program, the State has regularly issued short-term obligations to meet cash flow needs. The State has issued RANs in 19 of the last 20 fiscal years to partially fund timing differences between receipts and disbursements. By law, RANs must mature prior to the end of the fiscal year of issuance. If additional external cash flow borrowings are required, the State has issued revenue anticipation warrants ("RAWs"), which can mature in a subsequent fiscal year. RANs and RAWs are both payable from any "Unapplied Money" in the General Fund on their maturity date, subject to the prior application of such money in the General Fund to pay Priority Payments. "Priority Payments" are payments as and when due to: (i) support the public school system and public institutions of higher education (as provided in Section 8 of Article XVI of the Constitution of the State); (ii) pay principal of and interest on general obligation bonds and general obligation commercial paper notes of the state; (iii) provide reimbursement from the General Fund to any special fund or account to the extent such reimbursement is legally required to be made to repay borrowings therefrom pursuant to California Government Code Sections 16310 or 16418; and (iv) pay state employees' wages and benefits, state payments to pension and other state employee benefit trust funds, state Medi-Cal claims, and any amounts determined by a court of competent jurisdiction to be required to be paid with state warrants that can be cashed immediately.

          Between November 2006 and August 2007, voters and the Legislature authorized more than $50 billion of new general obligation bonds and lease revenue bonds, increasing the amount of General Fund supported debt authorized and unissued to almost $71.7 billion as of January 1, 2008. In order to address the program needs for these new authorizations, along with those which existed before 2006, the state expects the volume of issuance of both of these categories of bonds to increase substantially, compared to previous years, starting in fiscal year 2007-08. Based on existing Legislative appropriations and projections of program needs as of March 2008, the Department of Finance has estimated that annual new money issuance for these obligations in the five fiscal years from 2008-09 to 2011-12 -- primarily as general obligation bonds -- will total approximately $12 billion, $15.5 billion, $12.5 billion, and $8 billion, respectively. The amount of bonds issued may be higher than these estimates due to additional new bond authorizations in 2008 and beyond.

          Based on the Department of Finance projections of bond issuance as of March 2008, without taking into account any future authorizations which may occur, the aggregate amount of outstanding general obligation and lease revenue bonds would peak at about $98 billion by the middle of the next decade, compared to the total outstanding amount of about $51 billion as of March 2008. The annual debt service costs on this amount of debt would peak at around $8.5 billion, compared to about $4.7 billion budgeted for fiscal year 2007-08. (These estimates do not include Economic Recovery Bonds, described above, nor do they take into account potential benefits from future refunding opportunities.) The actual amounts and timing of future issuance of general obligation and lease revenue obligations will depend on a variety of factors, including the timing of funding needs for the various programs for which such obligations are to be issued, interest rate and other market conditions at the time of issuance, and the timing and amounts of additional general obligation bonds or lease revenue bonds approved. The Governor has proposed substantial additional general obligation bond programs.




Bond Ratings

S&P, Moody's and Fitch assign ratings to California's long-term general obligation bonds. The ratings of S&P, Moody's and Fitch represent their opinions as to the quality of the municipal bonds they rate. The ratings are general and not absolute standards of quality. Consequently, municipal bonds with the same maturity, coupon and rating may have different yields while obligations with the same maturity and coupon with different ratings may have the same yield.

The financial difficulties experienced by California and municipal issuers during the recession of the early 1990's resulted in the credit ratings of certain of their obligations being downgraded significantly by the major rating agencies. The ratings on California's long-term general obligation bonds were reduced in the early 1990's from "AAA" levels that had existed prior to the recession of the early 1990's. After 1996, the three major rating agencies raised their ratings of California's general obligation bonds. However, major rating agencies, underwriters and investors have had major concerns about California's creditworthiness. The major rating agencies have cited over the years, among other things, concerns about California's missed budget deadlines and ongoing structural budget impediments, resulting in reductions of the ratings of the State's general obligation bonds by S&P, Moody's and Fitch. In April 2001, Fitch placed the State's rating on rating watch - negative. Although S&P placed California's senior ratings on its "credit watch" list in January 2001, it removed the State from the list in June 2001, but warned that the State's financial outlook remained negative.

In December 2002, the ratings of the State's general obligation bonds were further reduced by S&P to "A" and by Fitch to "A." In the summer of 2003, the ratings of S&P and Moody's were reduced to "BBB" and "A3" respectively. In December 2003, Moody's again reduced its rating of the State's general obligation bonds to "Baa1," citing concerns over the State's recent action to cut the vehicle licensing fee, as well as the State's continuing inability to reach political consensus on solutions to its budget and financial difficulties.


In May 2004, Moody's upgraded California's rating to "A3." In August 2004, S&P upgraded California's rating to "A" and Fitch removed California's rating from rating watch - negative and upgraded its rating to "A-." The ratings of these bonds has continued to improve. As of December 17, 2008, the S&P long-term rating of California's general obligation bonds was A+, Moody's long-term rating was A1, and Fitch's long-term rating was A+. However, S&P and Fitch have indicated that their rating of California's debt may be lowered should the state's cash position weaken significantly.


The ratings of certain related debt of other issuers for which California has an outstanding lease purchase, guarantee or other contractual obligation (such as for State-insured hospital bonds) are generally linked directly to California's rating. Should the financial condition of California deteriorate, its credit ratings could be reduced, and the market value and marketability of all outstanding notes and bonds issued by California, its public authorities or local governments could be adversely affected.

There can be no assurance that such ratings will be maintained in the future. The State's credit rating, and any future revisions or withdrawal of a credit rating, could have a negative effect on the market price of the State's general obligation bonds, as well as notes and bonds issued by California's public authorities and local governments. Lower ratings make it more expensive for the State to raise revenue, and in some cases, could prevent the State from issuing general obligation bonds in the quantity otherwise desired. Further, downgrades can negatively impact the marketability and price of securities in the Fund's portfolio.

Litigation


At any given time, there are numerous civil actions pending against the State which could, if determined adversely to the State, affect the State's expenditures and, in some cases, its revenues and cash flows. The following is a brief list of the most significant pending legal proceedings to which the State is a party, as reported by the Office of the Attorney General of the State:

Challenge Seeking Payment to Teacher's Retirement Board. This lawsuit seeks, primarily, a writ of mandate compelling the State Controller to transfer funds from the State's General Fund to the CalSTRS's Supplemental Benefit Maintenance Account. On August 30, 2007, the Court of Appeal for the Third Appellate District ruled that the state had improperly withheld a payment to the California State Teachers' Retirement System in 2003. The Administration has, in response to this decision, paid $500 million from the budget reserves in 2007-08, representing the disputed amount. The State paid CalSTRS the $500 million from the budget reserves in September 2007 but appealed the Third District Court of Appeals' decision on the interest payment. The California Supreme Court upheld the lower court decision. A legislative appropriation will be required pay the interest.

Action Seeking Modification of Retirement Formula for State Employees. In Joseph Myers et al. v. CalPERS et al., plead as a class action on behalf of state employees over age 55 who will retire after January 1, 2001, plaintiffs assert that Government Code section 21354.1 violates state anti-discrimination law by changing the retirement formulas to give older workers a smaller percentage increase in benefits than is provided to younger workers. The complaint seeks injunctive relief and retroactive retirement benefits. Because it is unclear what retroactive retirement benefits are being sought, or whether they would be offset by reductions in benefits to younger workers, it is impossible to quantify the magnitude of the fiscal impact; however, it may be in excess of $250 million. The trial court dismissed the complaint; on appeal, the appellate court upheld the dismissal.

Action Challenging Use of Vehicle Fuel Tax Revenue. In Shaw et al. v. Chiang et al., the plaintiffs are challenging certain provisions of the 2007 Budget Act and related legislation. Plaintiffs assert that approximately $1.2 billion in sales and use taxes collected on vehicle fuel were improperly appropriated to:
(1) reimburse past debt service payments and to make current debt service payments on various transportation bonds; and (2) to fund various other transportation programs. The trial court concluded: (1) the $409 million reimbursement to the General Fund from the Public Transportation Account for past debt service payments was illegal; and (2) the remaining $779 million in challenged appropriations are lawful. Plaintiffs appealed, and the State filed a cross appeal.

Tax Refund Cases. Three pending cases challenge the fee imposed by the state tax code upon limited liability companies registered in California, alleging that it discriminates against interstate commerce and violates the U.S. Constitution, is an improper exercise of the state's police powers, and has been misapplied by the Franchise Tax Board. These cases are: Northwest Energetic Services, LLC v. Franchise Tax, Ventas Finance I, LLC v. Franchise Tax Board, and Bakersfield Mall LLC v. Franchise Tax Board. In Northwest and Ventas, the trial court has ruled in favor of plaintiffs, and the Board appealed in both cases. In Northwest, the Court of Appeal determined that the fee unconstitutionally discriminates against interstate commerce as applied to plaintiff, which did not engage in business within California during the years at issue. This ruling is now final. In Ventas, plaintiff, which engaged in business both within and outside of California during the years at issue, is also challenging on appeal the constitutionality of recent legislation (AB 198), which would limit the state's liability if plaintiff was otherwise successful in the action. Bakersfield Mall was filed as a class action on behalf of all LLCs operating in California and is pending in the trial court; if it proceeds as a class action the claimed refunds could be significant.

Three pending cases challenge the constitutionality of the state's tax amnesty program: Garcia v. Franchise Tax Board; River Garden Retirement Home v. California v. Franchise Tax Board; and Duffield v. Franchise Tax Board. Under the amnesty program, for taxable years beginning before January 1, 2003, taxpayers that had not paid or had underpaid an eligible tax could agree to pay the tax and waive their rights to claim refunds thereof. In exchange, certain penalties and fees associated with the unpaid taxes would be waived and no criminal actions would be brought for the taxable years for which amnesty was allowed. The program also imposed a new penalty equal to 50 percent of accrued interest as of March 31, 2005, on any unpaid tax liabilities ultimately determined to be due for taxable years 2002 and earlier for which amnesty could have been requested. The cases are pending in the trial court. In Garcia, the trial court eliminated plaintiff's claim challenging the constitutionality of the tax amnesty penalty, and issued a ruling on the remaining claims that plaintiff is entitled to a refund. An appeal of the constitutional claim is possible after a final decision is issued and judgment is entered. The fiscal impact of these cases is unknown at this time and is dependent on court rulings, but is estimated to be in excess of $300 million.

In Bratton v. Franchise Tax Board, plaintiff is challenging a penalty assessed for promotion of an abusive tax shelter. The amount in dispute is $4 million, but an adverse ruling in this matter could have a more significant fiscal impact upon the assessment of penalties on other similarly situated plaintiffs. Nortel
v. State Board of Equalization, a tax refund case, involves the interpretation of certain statutory sales and use tax exemptions for "custom-written" computer software and licenses to use computer software. A ruling adverse to the State Board of Equalization in this matter if applied to other similarly situated taxpayers could have a significant negative impact, in the range of approximately $500 million annually, on tax revenues.

In two cases, Abbott Laboratories v. Franchise Tax Board and River Garden Retirement Home v. California Franchise Tax Board, plaintiffs are challenging the denial of a deduction for dividends under Revenue and Taxation Code section 24402. After Section 24402 was held to be unconstitutional because it allowed a dividend deduction only to the extent the dividends were paid from income previously taxed by California, the Franchise Tax Board allowed a deduction for all dividends for years in which the normal 4-year statute of limitations prevented additional assessments and denied a deduction for all dividends for all taxpayers for all years in which the 4-year statute was still open. In Abbott Laboratories, plaintiff asserts that the proper remedy is to allow a deduction for all dividends based upon a judicial reformation of the statute on constitutional grounds. The trial court dismissed the complaint; plaintiff appealed. In River Garden, the trial court sustained the demurrer of the Franchise Tax Board on this issue; plaintiff also challenges the tax amnesty penalty, as described above. An adverse ruling in these matters, applied in the context of other statutes, could have a significant revenue impact.

Environmental Cleanup Matters. In a federal Environmental Protection Agency ("U.S. EPA") administrative abatement action entitled In the Matter of:
Leviathan Mine, Alpine County, California, Regional Water Quality Control Board, Lahontan Region, State of California, the state, as owner of the Leviathan Mine, is a party through the Lahontan Regional Water Quality Control Board. The Atlantic Richfield Company (ARCO) is a party as the successor in interest to the mining company that caused certain pollution of the mine site. The Leviathan Mine site is listed on the U.S. EPA "Superfund" List, and both remediation costs and costs for Natural Resource Damages may be imposed on the state. The alleged bases for the state's liability are the state's ownership of the mine site and the terms of a 1983 settlement agreement between the state and ARCO. The Lahontan Regional Water Quality Control Board has undertaken certain remedial action at the mine site, but the U.S. EPA's decision on the interim and final remedies is pending. ARCO filed a complaint on November 9, 2007, against the state, the State Water Resources Control Board, and the Lahontan Regional Water Quality Control Board. See Atlantic Richfield Co. v. State of California. ARCO seeks to recover past and future costs, based on the settlement agreement, the state's ownership of the property, and the state's allegedly negligent past clean up efforts. It is possible these matters could result in a potential loss to the state in excess of $400 million.

In Carla Clark, et. al. v. City of Santa Rosa, et al., 32 plaintiffs brought a toxic tort case alleging that water wells supplying water to their homes were contaminated by carcinogenic chemicals. The state has been sued under a mandatory duty theory premised on an alleged violation of Proposition 65 (The Safe Drinking Water and Toxic Enforcement Act of 1986). Plaintiffs claim damages exceeding $400 million. After the trial court granted the state's motion for summary judgment, plaintiffs appealed.

Energy-Related Matters. The State is party to a case in which the court is considering whether and to what extent compensation is due to a market participant which has claimed compensation as a result of the Governor's issuance of executive orders "commandeering" power purchase arrangements.

Escheated Property Claims. In five pending cases, plaintiffs claim that the state has an obligation to pay interest on private property that has escheated to the state, and that failure to do so constitutes an unconstitutional taking of private property: Morris v. Westly, Coppoletta v. Westly, Trust Realty Partners v. Westly, Suever v. Connell, and Taylor v. Chiang. The Morris lawsuit seeks a class action determination, a declaration that failure to pay interest is an unconstitutional taking, and injunctive relief. The trial court in Morris ordered judgment for the state; plaintiff appealed. The Coppoletta case raises issues analogous to those in Morris and also asks that the unclaimed property law be construed as creating a trust for the benefit of the true owner. The trial court dismissed the complaint, and plaintiffs appealed. The Trust Realty Partners lawsuit focuses on the state's elimination of interest payments on unclaimed property claims (Code of Civil Procedure section 1540, subdivision
(c), as amended effective August 11, 2003, "CCP 1540"). It is not styled as a class action suit, but in addition to seeking damages, the case seeks a common fund recovery and injunctive relief. After the trial court's initial interim order that the state pay interest on certain claims made before the amendment to CCP 1540 was reversed on appeal, the matter is again pending in the trial court, which has ruled for plaintiff on certain issues (the retroactivity of amendments and whether regulations are required), but has not yet ruled regarding damages. Both Suever and Taylor are styled as class actions but to date no class has been certified. Like the plaintiffs in Trust Realty, the Suever and Taylor plaintiffs argue that the state's failure to pay interest on claims paid violated their constitutional rights. In Suever, the district court concluded that the state is obligated to pay interest to persons who reclaim property that has escheated to the state, but its ruling did not specify the rate at which interest must be paid. The state has filed a motion to stay of the court's order and to certify the issue for appeal. Plaintiffs in Suever and Taylor also assert that for the escheated property that has been disposed of by the state, plaintiffs are entitled to recover, in addition to the proceeds of such sale, any difference between the sale price and the property's highest market value during the time the state held it; the state asserts that such claims for damages are barred by the Eleventh Amendment. The district court granted the State's motion for summary judgment on this claim for Suever, and plaintiffs appealed. If plaintiffs prevail on the claims asserted in these actions, costs to the state could be in excess of $500 million.

In Suever and Taylor, plaintiffs also challenge the constitutional adequacy of the notice provided to owners of unclaimed property before the state takes possession of and sells such property. The trial court in Taylor issued a preliminary injunction prohibiting the State Controller from taking possession of, selling or destroying property pursuant to the state's unclaimed property law until the state enacted new notice provisions. Following legislative amendment of the State's notice procedures, the district court dissolved the injunction; on appeal, the Ninth Circuit upheld the district court's order, finding that the State's notice procedures satisfy due process.

Actions Seeking Damages for Alleged Violations of Privacy Rights. In Gail Marie Harrington-Wisely, et al. v. State of California, et al., plaintiffs seek damages, asserting that the use by the Department of Corrections and Rehabilitation of a body imaging machine to search visitors entering state prisons for contraband violated the rights of the visitors. This matter was certified as a class action. The trial court granted judgment in favor of the state. Plaintiffs' appeal has been dismissed amend the trial court denied plaintiff's motion for attorney's fees. Plaintiffs may seek further review of the trial court's rulings. If plaintiffs were successful in obtaining an award of damages for every use of the body-imaging machine, damages could be as high as $3 billion.

Plaintiff in Gilbert P. Hyatt v. FTB was subject to an audit by the Franchise Tax Board involving a claimed change of residence from California to Nevada. Plaintiff alleges a number of separate torts involving privacy rights and interference with his business relationships arising from the audit. The trial court ruled that plaintiff had not established a causal relation between the audit and the loss of his licensing business with Japanese companies; the Nevada Supreme Court denied review of this ruling. The economic damages claim exceeded $500 million. This matter is pending in the trial court. The state is vigorously contesting this matter.

Action Seeking a Cost of Living Adjustment for CalWORKs Recipients. The trial court decision in this case pending before the Court of Appeals determined that the Governor's executive order in November 2003, which reduced the Vehicle License Fee charged to vehicle owners and increased the corresponding Vehicle License Fee offset to local governments, acted as an "increase in tax relief," which, by statute, triggers an upward cost of living adjustment for recipients of CalWORKs program benefits. The petitioners seek a cost of living adjustment, beginning with fiscal year 2003-04. The Court of Appeal, on February 16, 2007, reversed the trial court judgment against the State; the California Supreme Court denied the petitioners' petition for review on June 13, 2007.

Action Seeking Program Modifications. In Capitol People First v. Department of Developmental Services, a consortium of state and national law firms and public-interest groups, are alleging violations of federal and state statutes on behalf of persons with developmental disabilities who are currently treated in large facilities. The case seeks modifications to existing state programs for the treatment of institutionalized disabled persons, including requiring the state to offer community-based services. Some rough estimates suggest the financial impact of a judgment against the state defendants could be as high as $1 billion per year in programmatic costs going forward. The state is vigorously defending this action.

Actions Regarding Medi-Cal Reimbursements and Fees. In two cases, each entitled California Association of Health Facilities ("CAHF") v. Department of Health Services ("DHS"), CAHF, which represents approximately 1400 skilled-nursing and intermediate-care facilities, challenges the Medi-Cal reimbursement rates paid by DHS to providers for, respectively, the 2001-02 and 2002-03 rate years. The trial court entered judgment for DHS; the appellate court reversed and remanded the case to the trial court for further proceedings. The consolidated cases are pending in the trial court. A final decision adverse to DHS in these cases could result in reimbursement costs exceeding $250 million. In Orinda Convalescent Hospital, et al. v. Department of Health Services, plaintiffs challenge a quality assurance fee charged to skilled nursing facilities and a Medi-Cal reimbursement methodology applicable to such facilities that were enacted in 2004, alleging violations of the federal and state constitutions and state law. Plaintiffs seek a refund of fees paid and to enjoin future collection of the fee. If an injunction against collection of the fee is issued, it could negatively affect the state's receipt of federal funds. At this time it is unknown what fiscal impact this matter would have upon the state's General Fund.

Actions to Increase Amount of State Aid for Dependent Children. Ten pending class action lawsuits challenging the amount of aid provided by the state for the care of dependent children (either in foster care or adopted) who are developmentally disabled have been coordinated in Butler v. Department of Social Services. Plaintiffs assert that they were entitled to receive the Alternative Residential Model (ARM) rate (also known as dual agency rate) but have instead been receiving the standard AFDC-FC (foster care) rate and/or the AAP (adoption assistance program) rate. A final decision in favor of these plaintiffs could exceed $450 million. The trial court dismissed the complaint; plaintiffs appealed. The state is vigorously litigating this issue. In a statewide class action, Katie A., et al. v. Bonta, et al., plaintiffs seek to expand Medicaid-covered services for mentally disordered children in foster care. The district court issued a preliminary injunction ordering the state defendants to provide additional services to class members. Further, the court ordered the state defendants and plaintiffs to meet and confer both to develop a plan to implement the preliminary injunction and to come to consensus on whether the court should appoint a special master. On appeal, the Ninth Circuit reversed the decision of the district court and remanded the matter for further proceedings. At this time, it is unknown what financial impact this unprecedented litigation would have on the state's General Fund.

Local Government Mandate Claims and Actions. In pending litigation, Orange County and San Diego County allege that the state has not provided full reimbursement for mandated programs. These two lawsuits were consolidated in San Diego County Superior Court (County of San Diego v. State of California, et al., and County of Orange v. State of California, et al.,). Plaintiffs are seeking relief that would divert current budget appropriations away from various state agencies, and to the counties, as payment for the unreimbursed costs of implementing a variety of programs over the last ten years. San Diego County alleged unreimbursed costs in excess of $40 million, and Orange County alleged unreimbursed costs in excess of $116 million. The effect of a final determination by an appellate court that the state is required to reimburse the counties for such costs, if applied to each of California's 58 counties , could result in costs in excess of $1.5 billion. The trial court entered judgment in favor of the counties. The state defendants appealed, and plaintiff counties cross-appealed. In litigation filed in November 2007, California School Boards Association et al v. State of California et al., plaintiffs, including the San Diego County Office of Education and four school districts, allege the state has failed to appropriate approximately $900 million for new state-required programs or services in violation of the California Constitution. Plaintiffs seek declaratory and injunctive relief, including an order compelling reimbursement. At this time it is unknown what fiscal impact this matter would have upon the state's General Fund.

Actions Seeking to Enjoin Implementation of or Cause Amendment to Certain Tribal Gaming Compacts. In June 2004, the state entered into amendments to tribal gaming compacts (the "Amended Compacts") between the state and five Indian Tribes (the "Five Tribes"). Those Amended Compacts are being challenged in three pending cases, as described below. A decision unfavorable to the state in the cases described below (or in any future litigation relating to the Amended Compacts) could eliminate future receipts of gaming revenues anticipated to result from the Amended Compacts, and could delay or impair the state's ability to sell a portion of the revenue stream anticipated to be generated by these Amended Compacts.

In Rincon Band of Luiseno Mission Indians of the Rincon Reservation v. Schwarzenegger, et al. plaintiff (the "Rincon Band" or "Rincon") sought an injunction against implementation of the Amended Compacts on grounds that their execution and ratification by the state constituted an unconstitutional impairment of the state's compact with the Rincon Band. The Rincon Band asserts that its compact contains an implied promise that the state would not execute compacts or compact amendments with other tribes that would have an adverse impact on the Rincon Band's market share by allowing a major expansion in the number of permissible gaming devices in California. The complaint also asserts that the state breached Rincon's compact, principally by incorrectly calculating the total number of gaming device licenses the state is authorized to issue tribes with compacts identical to Rincon's compact and by failing to negotiate a compact amendment with the Rincon Band in good faith. The district court dismissed the impairment of contract claims, the claim regarding the total number of gaming device licenses, and a claim for damages sought for a separate alleged breach of compact but did not dismiss Rincon's other breach of compact claims, including a claim that the state failed to negotiate a compact amendment with the Rincon Band in good faith. The district court entered a separate judgment with respect to the dismissed claims, and plaintiff appealed. On appeal, the Rincon Band does not challenge the validity of the Amended Compacts. The appeal involves the total number of gaming device licenses authorized and Rincon's claim for damages. The Five Tribes filed an amicus brief asserting that they were necessary and indispensable parties to the litigation.

Hollywood Park Land Co., et al. v. Golden State Transportation, et al. is an action brought by various horse racetrack interests, challenging the validity of the proposed issuance of tribal gaming bonds. Plaintiffs claim that the bonds violate provisions of the California Constitution and seek injunctive relief. The Gabrielino-Tongva Tribe and a tribal councilman filed a notice of appearance and contest the validity of the bonds and the bond contracts. Additionally, they seek a declaration that provisions of the Amended Compacts are invalid and void and a declaration that CCP section 1811, which addresses remedies for alleged violation of tribal gaming compacts, violates the due process rights of the tribe and its members. The trial court granted judgment in favor of the defendants; plaintiffs appealed.

In San Pasqual Band of Mission Indians v. State of California, et al., plaintiff seeks a declaration that more aggregate slot machine licenses are available for issuance to all tribes that signed compacts with the state (the 1999 Compact) than the number of such licenses determined by the state in 2002. Should relief be granted and more licenses are available, the Five Tribes' obligations to continue to fund state transportation bonds under the Amended Compacts would be rendered uncertain because the Amended Compacts contemplated the license pool created by the 1999 Compact would remain fixed at the number determined by the state. An expanded license pool would thus present questions about the Five Tribes' monetary obligations that would presumably be required to be addressed by amendment of the Amended Compacts. The district court dismissed the complaint, and plaintiff appealed.

Prison Healthcare Reform. The adult prison health care delivery system includes medical health care, mental health care and dental health care. The annual budget for this system, which is operated by the CDCR and affects approximately 33 prisons throughout the state, is approximately $2 billion. There are three significant cases pending in federal district courts challenging the constitutionality of prison health care. Plata v. Schwarzenegger is a class action regarding the adequacy of medical health care; Coleman v. Schwarzenegger is a class action regarding mental health care; and Perez v. Tilton is a class action regarding dental health care. A fourth case, Armstrong v. Schwarzenegger is a class action on behalf of inmates with disabilities alleging violations of the Americans with Disabilities Act and Section 504 of the Rehabilitation Act. In Plata the district court appointed a Receiver, who took office in April 2006, to run and operate the medical health care portion of the health care delivery system. The Plata Receiver and the Special Master appointed by the Coleman court, joined by the Court representatives appointed by the Perez and Armstrong courts, meet routinely to coordinate efforts in these cases. To date, ongoing costs of remedial activities have been incorporated into the state's budget process. However, at this time, it is unknown what financial impact this litigation would have on the state's General Fund, particularly in light of the unprecedented step of appointing a Receiver of medical health care. The Receiver has asked the court to add the State Controller as a defendant in the Plata case.

Action Seeking to Enjoin Lease Revenue Bond Financing for Correctional Facilities. In Taxpayers for Improving Public Safety, et al. v. Arnold Schwarzenegger et al., plaintiffs challenge certain provisions of the Public Safety and Offender Rehabilitation Services Act of 2007 (AB 900) that authorize the issuance of over $7 billion of lease revenue bonds to finance construction and renovation of state prison and county jail facilities. Plaintiffs seek declaratory and injunctive relief, alleging that the lease revenue bonds authorized by AB 900 violate the debt limit in the California Constitution because the bonds were not approved by the voters. The trial court denied plaintiffs' request for a preliminary injunction, and dismissed the case; plaintiffs appealed. At this time it is unknown what fiscal impact this matter would have on the state's General Fund.




Constitutional, Legislative and Other Factors

Certain California constitutional amendments, legislative measures, executive orders, administrative regulations and voter initiatives could produce the adverse effects described below, among others.

Revenue Distribution. Certain debt obligations held by the Fund may be obligations of issuers which rely in whole or in part on California State revenues for payment of these obligations. Property tax revenues and a portion of the State's General Fund surplus are distributed to counties, cities and their various taxing entities and the State assumes certain obligations theretofore paid out of local funds. Whether and to what extent a portion of the State's General Fund will be distributed in the future to counties, cities and their various entities is unclear.

Health Care Legislation. Certain debt obligations held by the Fund may be obligations which are payable solely from the revenues of health care institutions. Certain provisions under California law may adversely affect these revenues and, consequently, payment on those debt obligations.

The Federally sponsored Medicaid program for health care services to eligible welfare beneficiaries in California is known as the Medi-Cal program. Historically, the Medi-Cal program provided for a cost-based system of reimbursement for inpatient care furnished to Medi-Cal beneficiaries by any hospital wanting to participate in the Medi-Cal program, provided such hospital met applicable requirements for participation. California law now provides that the State of California shall selectively contract with hospitals to provide acute inpatient services to Medi-Cal patients. Medi-Cal contracts currently apply only to acute inpatient services. Generally, such selective contracting is made on a flat per diem payment basis for all services to Medi-Cal beneficiaries, and generally such payment has not increased in relation to inflation, costs or other factors. Other reductions or limitations maybe imposed on payment for services rendered to Medi-Cal beneficiaries in the future.

Under this approach, in most geographical areas of California, only those hospitals which enter into a Medi-Cal contract with the State of California will be paid for non-emergency acute inpatient services rendered to Medi-Cal beneficiaries. The State may also terminate these contracts without notice under certain circumstances and is obligated to make contractual payments only to the extent the California legislature appropriates adequate Funding therefor.

California enacted legislation in 1982 that authorizes private health plans and insurers to contract directly with hospitals for services to beneficiaries on negotiated terms. Some insurers have introduced plans known as "preferred provider organizations" ("PPOs"), which offer financial incentives for subscribers who use only the hospitals which contract with the plan. Under an exclusive provider plan, which includes most health maintenance organizations ("HMOs"), private payors limit coverage to those services provided by selected hospitals. Discounts offered to HMOs and PPOs may result in payment to the contracting hospital of less than actual cost and the volume of patients directed to a hospital under an HMO or PPO contract may vary significantly from projections. Often, HMO or PPO contracts are enforceable for a stated term, regardless of provider losses or of bankruptcy of the respective HMO or PPO. It is expected that failure to execute and maintain such PPO and HMO contracts would reduce a hospital's patient base or gross revenues. Conversely, participation may maintain or increase the patient base, but may result in reduced payment and lower net income to the contracting hospitals.


These debt obligations may also be insured by the State of California pursuant to an insurance program implemented by the Office of Statewide Health Planning and Development for health facility construction loans. If a default occurs on insured debt obligations, the State Treasurer will issue debentures payable out of a reserve Fund established under the insurance program or will pay principal and interest on an unaccelerated basis from unappropriated State funds. The Office of Statewide Health Planning and Development commissioned various studies, commencing in December 1983, to evaluate the adequacy of the reserve Fund established under the insurance program and based on certain formulations and assumptions, found the reserve Fund substantially underfunded. However, the most recent study, completed in December 2006 by Mercer Oliver Wyman , concluded, among other things, that reserves were sufficient and, assuming "normal and expected" conditions, the Health Facility Construction Loan Insurance Fund, as of June 30, 2006, should maintain a positive balance over the projection period of 30 years.


Mortgages and Deeds. Certain debt obligations in the Fund may be obligations which are secured in whole or in part by a mortgage or deed of trust on real property. California law limits the remedies of a creditor secured by a mortgage or deed of trust. State law limits the creditor's right to obtain a deficiency judgment and a deficiency judgment is barred when the foreclosure is accomplished by means of a nonjudicial trustee's sale. In addition, a deficiency judgment is barred when the foreclosed mortgage or deed of trust secures certain purchase money obligations. State law requires creditors secured by real property to exhaust their real property security by foreclosure before bringing a personal action against the debtor and limits any deficiency judgment obtained by a creditor secured by real property following a judicial sale of such property to the excess of the outstanding debt over the fair value of the property at the time of the sale, thus preventing the creditor from obtaining a large deficiency judgment against the debtor as the result of low bids at a judicial sale. State law also gives a debtor the right to redeem the real property from any judicial foreclosure sale as to which a deficiency judgment may be ordered against the debtor.

Upon the default of a mortgage or deed of trust with respect to California real property, the creditor's nonjudicial foreclosure rights under the power of sale contained in the mortgage or deed of trust are subject to the constraints imposed by California law upon transfers of title to real property by private power of sale. During the three-month period beginning with the filing of a formal notice of default, the debtor is entitled to reinstate the mortgage by making any overdue payments. Under standard loan servicing procedures, the filing of the formal notice of default does not occur unless at least three full monthly payments have become due and remain unpaid. The power of sale is exercised by posting and publishing a notice of sale after expiration of the three-month reinstatement period, which notice of sale must be given at least 20 days before the scheduled sale date. The debtor may reinstate the mortgage, in the manner described above, up to five business days prior to the scheduled sale date. Therefore, the effective minimum period for foreclosing on a mortgage could be in excess of seven months after the initial default. Such time delays in collections could disrupt the flow of revenues available to an issuer for the payment of debt service on the outstanding obligations if such defaults occur with respect to a substantial number of mortgages or deeds of trust securing an issuer's obligations.

In addition, a court could find that there is sufficient involvement of the issuer in the nonjudicial sale of property securing a mortgage for such private sale to constitute "State action," and could hold that the private-right-of-sale proceedings violate the due process requirements of the Federal or State Constitutions, consequently preventing an issuer from using the nonjudicial foreclosure remedy described above.

Certain debt obligations in the Fund may be obligations which finance the acquisition of single-family home mortgages for low and moderate-income mortgagors. These obligations may be payable solely from revenues derived from the home mortgages, and are subject to California's statutory limitations described above applicable to obligations secured by real property. Under California antideficiency legislation, there is no personal recourse against a mortgagor of a single-family residence purchased with the loan secured by the mortgage, regardless of whether the creditor chooses judicial or nonjudicial foreclosure.

Under California law, mortgage loans secured by single-family owner-occupied dwellings may be prepaid at any time. Prepayment charges on such mortgage loans may be imposed only with respect to voluntary prepayments made during the first five years during the term of the mortgage loan, and then only if the borrower prepays an amount in excess of 20 percent of the original principal amount of the mortgage loan in a 12-month period; a prepayment charge cannot in any event exceed six months' advance interest on the amount prepaid during the 12-month period in excess of 20 percent of the original principal amount of the loan. This limitation could affect the flow of revenues available to an issuer for debt service on the outstanding debt obligations which financed such home mortgages.

Proposition 9. On November 6, 1979, an initiative known as "Proposition 9" or the "Gann Initiative" was approved by the California voters, which added Article XIIIB to the California Constitution. Under Article XIIIB, State and local governmental entities have an annual "appropriations limit" and are not allowed to spend certain moneys called "appropriations subject to limitation" in an amount higher than the "appropriations limit." Article XIIIB does not affect the appropriation of moneys which are excluded from the definition of "appropriations subject to limitation," including debt service on indebtedness existing or authorized as of January 1, 1979, or bonded indebtedness subsequently approved by the voters. In general terms, the "appropriations limit" is required to be based on certain 1978/79 expenditures, and is to be adjusted annually to reflect changes in consumer prices, population, and certain services provided by these entities. Article XIIIB also provides that if these entities' revenues in any year exceed the amounts permitted to be spent, the excess is to be returned by revising tax rates or fee schedules over the subsequent two years.

Proposition 13. Certain of the debt obligations may be obligations of issuers who rely in whole or in part on ad valorem real property taxes as a source of revenue. On June 6, 1978, California voters approved an amendment to the California Constitution known as Proposition 13, which added Article XIIIA to the California Constitution. The effect of Article XIIIA was to limit ad valorem taxes on real property and to restrict the ability of taxing entities to increase real property tax revenues.

Section 1 of Article XIIIA, as amended, limits the maximum ad valorem tax on real property to 1 percent of full cash value to be collected by the counties and apportioned according to law. The 1 percent limitation does not apply to ad valorem taxes or special assessments to pay the interest and redemption charges on any bonded indebtedness for the acquisition or improvement of real property approved by two-thirds of the votes cast on the proposition. Section 2 of
Article XIIIA defines "full cash value" to mean "the County Assessor's valuation of real property as shown on the 1975/76 tax bill under `full cash value' or, thereafter, the appraised value of real property when purchased, newly constructed, or a change in ownership has occurred after the 1975 assessment." The full cash value may be adjusted annually to reflect inflation at a rate not to exceed 2 percent per year, or reduction in the consumer price index or comparable local data, or reduced in the event of declining property value caused by damage, destruction or other factors.

Legislation enacted by the California Legislature to implement Article XIIIA provides that notwithstanding any other law, local agencies may not levy any ad valorem property tax except to pay debt service on indebtedness approved by the voters prior to July 1, 1978, and that each county will levy the maximum tax permitted by Article XIIIA.

Subsequent to the adoption of Proposition 13, the State provided aid to local governments from the General Fund; however, during the recession of the early 1990s, the Legislature eliminated most components of aid to local government entities but provided additional revenue sources, such as sales taxes, and reduced certain mandates for local services. The 2004 Budget Act, related legislation and the enactment of Senate Constitutional Amendment No. 4 dramatically changed the State-local fiscal relationship. These statutory and Constitutional changes implemented an agreement negotiated between the Governor and local government officials (the "state-local agreement") in connection with the 2004 Budget Act. One such change relates to the reduction of the vehicle license fee ("VLF") rate from 2 percent to 0.65 percent of the market value of the vehicle. In order to protect local governments, which have previously received all VLF revenues, the reduction in VLF revenue to cities and counties from this rate change was replaced by an increase in the amount of property tax they receive.

As part of the state-local agreement, Senate Constitutional Amendment No. 4 was enacted by the Legislature and subsequently approved by voters as Proposition 1A at the November 2004 election. Proposition 1A amended the State Constitution to, among other things, reduce the Legislature's authority over local government revenue sources by placing restrictions on the State's access to local governments' property, sales and VLF revenues as of November 3, 2004. Per the amendment, beginning with fiscal year 2008-09, the State will be able to borrow up to 8 percent of local property tax revenues, but only if the Governor proclaims such action is necessary due to a severe State fiscal hardship, two-thirds of both Houses of the Legislature approve the borrowing, and the amount borrowed is required to be paid back within three years. The State also will not be able to borrow from local property tax revenues for more than two fiscal years within a period of 10 fiscal years, and only if previous borrowings have been repaid.

In addition, the State cannot reduce the local sales tax rate or restrict the authority of local governments to impose or change the distribution of the statewide local sales tax. Proposition 1A also prohibits the State from mandating activities on cities, counties or special districts without providing for the funding needed to comply with the mandates. Beginning in fiscal year 2005-06, if the State does not provide funding for the activity that has been determined to be mandated, the requirement on cities, counties or special districts to abide by the mandate will be suspended. In addition, Proposition 1A expanded the definition of what constitutes a mandate to encompass State action that transfers financial responsibility to cities, counties and special districts for a required program for which the State previously had partial or complete responsibility. The State mandate provisions of Proposition 1A do not apply to schools or community colleges or to mandates relating to employee rights.

However, proposals related to Proposition 1A were a ballot measure passed in the November 7, 2006 election, officially titled "Transportation Funding Protection, Legislative Constitutional Amendment." The measure protects transportation funding for traffic congestion relief projects, safety improvements, and local streets and roads. It seeks to prohibit the State sales tax on motor vehicle fuels from being used for any purpose other than transportation improvements, and will authorize loans of these funds only in the case of severe State fiscal hardship. The measure will require loans of revenues from State sales tax on motor vehicle fuels to be fully repaid within three years and restrict loans to no more than two in any 10-year period. The California Legislative Analyst's Office (the "Office") estimates that the net State and local government fiscal impact will not amount to any direct revenue or cost effects. The Office also reports that the measure will increase stability of funding for State and local transportation uses in 2007 and thereafter, and will reduce somewhat the State's authority to use these funds for other, non-transportation priorities.

Proposition 58. Shortly after being elected in October 2003, Governor Schwarzenegger asked the California Legislature to send to California voters a proposal to amend the California Constitution to impose a spending limit which would require that expenditures not exceed revenues. The Legislature approved this proposal in mid-December 2003, and accordingly the measure appeared on the March 2004 primary ballot. Voters approved the measure.

The measure, known as Proposition 58, amended Article XIIIB of the California Constitution. The amendment provides for the following: 1. Requires enactment of a balanced budget where General Fund expenditures do not exceed estimated General Fund revenues;

2. Allows the Governor to proclaim a fiscal emergency in specified circumstances, and submit proposed legislation to address the fiscal emergency;

3. Requires the Legislature to stop other action and act on legislation proposed to address the emergency;

4.       Establishes a budget reserve;

5.       Provides that the California Economic Recovery Bond Act (Proposition
         57) is for a single object or work; and

6.       Prohibits any future deficit bonds.

In addition to Proposition 58, a number of other laws and constitutional amendments have been enacted over the years, often through voter initiatives, which have, among other things, made it more difficult to raise State taxes, restricted the use of State General Fund or special fund revenues, or otherwise limited the Legislature and Governor's discretion in enacting budgets. Examples of constraints on the budget process include Proposition 13, as discussed above (requiring a two-thirds vote in each House of the Legislature to change State taxes enacted for the purpose of increasing revenues collected), Proposition 98, as discussed below (requiring a minimum percentage of General Fund revenues be spent on local education), Proposition 49 (requiring expanded State funding for before and after school programs), Proposition 10 (raising taxes on tobacco products but mandating the expenditure of such revenues) and Proposition 63 (imposing a 1 percent tax surcharge on taxpayers with annual taxable income of more than $1 million in order to fund mental health services and limiting the Legislature or Governor from redirecting funds now used for mental health services).

The net State fiscal effects will vary year by year and depend in part on actions of future Legislatures. Reserve provisions may smooth State spending, with reductions during economic expansions and increases during downturns. The balanced budget and debt limitation provisions could result in more immediate actions to correct budgetary shortfalls.

Proposition 62. On November 4, 1986, California voters approved an initiative statute known as Proposition 62. This initiative provided the following:

1. Requires that any tax for general governmental purposes imposed by local governments be approved by resolution or ordinance adopted by a two-thirds vote of the governmental entity's legislative body and by a majority vote of the electorate of the governmental entity;

2. Requires that any special tax (defined as taxes levied for other than general governmental purposes) imposed by a local governmental entity be approved by a two-thirds vote of the voters within that jurisdiction;

3. Restricts the use of revenues from a special tax to the purposes or for the service for which the special tax was imposed;

4. Prohibits the imposition of ad valorem taxes on real property by local governmental entities except as permitted by Article XIIIA;

5. Prohibits the imposition of transaction taxes and sales taxes on the sale of real property by local governments;

6. Requires that any tax imposed by a local government on or after August 1, 1985 be ratified by a majority vote of the electorate within two years of the adoption of the initiative;

7. Requires that, in the event a local government fails to comply with the provisions of this measure, a reduction in the amount of property tax revenue allocated to such local government occurs in an amount equal to the revenues received by such entity attributable to the tax levied in violation of the initiative; and

8. Permits these provisions to be amended exclusively by the voters of the State of California.

In September 1988, the California Court of Appeal in City of Westminster v. County of Orange, 204 Cal. App. 3d 623, 215 Cal. Rptr. 511 (Cal. Ct. App. 1988), held that Proposition 62 is unconstitutional to the extent that it requires a general tax by a general law city, enacted on or after August 1, 1985 and prior to the effective date of Proposition 62, to be subject to approval by a majority of voters. The Court held that the California Constitution prohibits the imposition of a requirement that local tax measures be submitted to the electorate by either referendum or initiative. It is impossible to predict the impact of this decision on special taxes or on new taxes imposed after the effective date of Proposition 62. The California Court of Appeal in City of Woodlake v. Logan, (1991) 230 Cal. App. 3d 1058, subsequently held that Proposition 62's popular vote requirements for future local taxes also provided for an unconstitutional referenda. The California Supreme Court declined to review both the City of Westminster and the City of Woodlake decisions.

In Santa Clara Local Transportation Authority v. Guardino, (Sept. 28, 1995) 11 Cal. 4th 220, reh'g denied, modified (Dec. 14, 1995) 12 Cal. 4th 344, the California Supreme Court upheld the constitutionality of Proposition 62's popular vote requirements for future taxes, and specifically disapproved of the City of Woodlake decision as erroneous. The Court did not determine the correctness of the Westminster decision because that case appeared distinguishable, was not relied on by the parties in Guardino, and involved taxes not likely to still be at issue. It is impossible to predict the impact of the Supreme Court's decision on taxes imposed in reliance on the Woodlake case.

In Traders Sports, Inc. et al. v. City of San Leandro, 93 Cal. App. 4th 37 (Cal. Ct. App. 2001), the Court held that Section 53724(b) of the Government Code, which is the part of Proposition 62 that requires tax measures to be approved by two-thirds of the legislative body of the local government before such measures can be placed before the voters in an election, does not apply to charter cities. In that case, a tax ordinance that was approved by only a majority of the local city counsel was placed before the residents of the city, in accordance with the city's municipal code and charter.

In McBrearty v. City of Brawley, 59 Cal. App. 4th 1441, (Cal. Ct. App. 1997), the Court of Appeals held that the city of Brawley must either hold an election or cease collection of utility taxes that were not submitted to a vote. In 1991, the city of Brawley adopted an ordinance imposing a utility tax on its residents and began collecting the tax without first seeking voter approval. In 1996, the taxpayer petitioned for writ of mandate contending that Proposition 62 required the city to submit its utility tax on residents to a vote of the local electorate. The trial court issued a writ of mandamus and the city appealed.

First, the Court of Appeal held that the taxpayer's cause of action accrued for statute of limitation purposes at the time of the Guardino decision rather than at the time when the city adopted the tax ordinance in July 1991. This holding has been rejected by the California Supreme Court. Howard Jarvis Taxpayers Association et al. v. City of La Habra, 25 Cal. 4th 809 (2001). In City of La Habra, which is a case similar to City of Brawley, the Supreme Court held that the taxpayer's cause of action accrued each time the tax was collected, regardless of when the tax measure was adopted.

Second, in the City of Brawley decision, the Court held that the voter approval requirement in Proposition 62 was not an invalid mechanism under the State constitution for the involvement of the electorate in the legislative process. Third, the Court rejected the city's argument that Guardino should only be applied on a prospective basis. Finally, the Court held Proposition 218 (see discussion below) did not impliedly protect any local general taxes imposed before January 1, 1995 against challenge.

Proposition 87. On November 8, 1988, California voters approved Proposition 87. Proposition 87 amended Article XVI, Section 16, of the California Constitution by authorizing the California Legislature to prohibit redevelopment agencies from receiving any of the property tax revenue raised by increased property tax rates levied to repay bonded indebtedness of local governments approved by voters on or after January 1, 1989.

Proposition 98. On November 8, 1988, voters of the State approved Proposition 98, a combined initiative constitutional amendment and statute called the "Classroom Instructional Improvement and Accountability Act." Proposition 98 changed State Funding of public education below the university level and the operation of the State Appropriations Limit, primarily by guaranteeing K-14 schools a minimum share of General Fund revenues. Under Proposition 98 (modified by Proposition 111 as discussed below), K-14 schools are guaranteed the greater of (a) in general, a fixed percent of General Fund revenues ("Test 1"), (b) the amount appropriated to K-14 schools in the prior year, adjusted for changes in the cost of living (measured as in Article XIIIB by reference to State per capita personal income) and enrollment ("Test 2"), or (c) a third test, which would replace Test 2 in any year when the percentage growth in per capita General Fund revenues from the prior year plus one half of one percent is less than the percentage growth in State per capita personal income ("Test 3"). Under Test 3, schools would receive the amount appropriated in the prior year adjusted for changes in enrollment and per capita General Fund revenues, plus an additional small adjustment factor. If Test 3 is used in any year, the difference between Test 3 and Test 2 would become a "credit" to schools which would be the basis of payments in future years when per capita General Fund revenue growth exceeds per capita personal income growth.

Proposition 98 permits the Legislature -- by two-thirds vote of both Houses, with the Governor's concurrence -- to suspend the K-14 schools' minimum Funding formula for a one-year period. Proposition 98 also contains provisions transferring certain State tax revenues in excess of the Article XIIIB limit to K-14 schools.

Proposition 111. On June 30, 1989, the California Legislature enacted Senate Constitutional Amendment 1, a proposed modification of the California Constitution to alter the spending limit and the education Funding provisions of Proposition 98. Senate Constitutional Amendment 1 -- on the June 5, 1990 ballot as Proposition 111 -- was approved by the voters and took effect on July 1, 1990. Among a number of important provisions, Proposition 111 recalculated spending limits for the State and for local governments, allowed greater annual increases in the limits, allowed the averaging of two years' tax revenues before requiring action regarding excess tax revenues, reduced the amount of the Funding guarantee in recession years for school districts and community college districts (but with a floor of 40.9 percent of State General Fund tax revenues), removed the provision of Proposition 98 which included excess moneys transferred to school districts and community college districts in the base calculation for the next year, limited the amount of State tax revenue over the limit which would be transferred to school districts and community college districts, and exempted increased gasoline taxes and truck weight fees from the State appropriations limit. Additionally, Proposition 111 exempted from the State appropriations limit Funding for capital outlays.

Proposition 218. On November 5, 1996, the voters of the State approved Proposition 218, a constitutional initiative, entitled the "Right to Vote on Taxes Act" ("Proposition 218"). Proposition 218 adds Articles XIIIC and XIIID to the California Constitution and contains a number of interrelated provisions affecting the ability of local governments to levy and collect both existing and future taxes, assessments, fees and charges. Proposition 218 became effective on November 6, 1996. The Sponsors are unable to predict whether and to what extent Proposition 218 may be held to be constitutional or how its terms will be interpreted and applied by the courts. Proposition 218 could substantially restrict certain local governments' ability to raise future revenues and could subject certain existing sources of revenue to reduction or repeal, and increase local government costs to hold elections, calculate fees and assessments, notify the public and defend local government fees and assessments in court. For example, as discussed below, a California appellate court in the case of Consolidated Fire Protection Dist. et al. v. Howard Jarvis Taxpayers' Assoc., 63 Cal. App. 4th 211 (1998) upheld one of the provisions of Proposition 218 that allows a majority of affected property owners to defeat local government attempts to increase certain property-based fees or charges.

Article XIIIC of Proposition 218 requires majority voter approval for the imposition, extension or increase of general taxes and two-thirds voter approval for the imposition, extension or increase of special taxes, including special taxes deposited into a local government's general Fund.

Article XIIIC of Proposition 218 also expressly extends the initiative power to give voters the power to reduce or repeal local taxes, assessments, fees and charges, regardless of the date such taxes, assessments, fees or charges were imposed. This extension of the initiative power to some extent constitutionalizes the March 6, 1995 State Supreme Court decision in Rossi v. Brown, which upheld an initiative that repealed a local tax and held that the State constitution does not preclude the repeal, including the prospective repeal, of a tax ordinance by an initiative, as contrasted with the State constitutional prohibition on referendum powers regarding statutes and ordinances which impose a tax. Generally, the initiative process enables California voters to enact legislation upon obtaining requisite voter approval at a general election. Proposition 218 extends the authority stated in Rossi v. Brown by expanding the initiative power to include reducing or repealing assessments, fees and charges, which had previously been considered administrative rather than legislative matters and therefore beyond the initiative power.

The initiative power granted under Article XIIIC of Proposition 218, by its terms, applies to all local taxes, assessments, fees and charges and is not limited to local taxes, assessments, fees and charges that are property related.

Article XIIID of Proposition 218 adds several new requirements making it generally more difficult for local agencies to levy and maintain "assessments" for municipal services and programs. "Assessment" is defined to mean any levy or charge upon real property for a special benefit conferred upon the real property.

Article XIIID of Proposition 218 also adds several provisions affecting "fees" and "charges" which are defined as "any levy other than an ad valorem tax, a special tax, or an assessment, imposed by a local government upon a parcel or upon a person as an incident of property ownership, including a user fee or charge for a property related service." All new and, after June 30, 1997, existing property related fees and charges must conform to requirements prohibiting, among other things, fees and charges which (i) generate revenues exceeding the funds required to provide the property related service, (ii) are used for any purpose other than those for which the fees and charges are imposed, (iii) are for a service not actually used by, or immediately available to, the owner of the property in question, or (iv) are used for general governmental services, including police, fire or library services, where the service is available to the public at large in substantially the same manner as it is to property owners. Further, before any property related fee or charge may be imposed or increased, written notice must be given to the record owner of each parcel of land affected by such fee or charges. The local government must then hold a hearing upon the proposed imposition or increase of such property based fee, and if written protests against the proposal are presented by a majority of the owners of the identified parcels, the local government may not impose or increase the fee or charge. This aspect of Proposition 218, section 4 of Article XIIID, was found not to constitute an unlawful referendum pursuant to
Article II, section 9 of the California Constitution. The court held that these "balloting procedures" were constitutional. Consolidated Fire Protection Dist., supra, at 225-26. Moreover, except for fees or charges for sewer, water and refuse collection services, no property related fee or charge may be imposed or increased without majority approval by the property owners subject to the fee or charge or, at the option of the local agency, two-thirds voter approval by the electorate residing in the affected area.


Repurchase Agreements. The Fund may invest in repurchase agreements pursuant to its investment guidelines. In a repurchase agreement, the Fund acquires ownership of a security and simultaneously commits to resell that security to the seller, typically a bank or broker/dealer.

A repurchase agreement provides a means for the Fund to earn income on funds for periods as short as overnight. It is an arrangement under which the purchaser (i.e., the Fund) acquires a security ("Obligation") and the seller agrees, at the time of sale, to repurchase the Obligation at a specified time and price. Securities subject to a repurchase agreement are held in a segregated account and, as described in more detail below, the value of such securities is kept at least equal to the repurchase price on a daily basis. The repurchase price may be higher than the purchase price, the difference being income to the Fund, or the purchase and repurchase prices may be the same, with interest at a stated rate due to the Fund together with the repurchase price upon repurchase. In either case, the income to the Fund is unrelated to the interest rate on the Obligation itself. Obligations will be held by the custodian or in the Federal Reserve Book Entry System.

It is not clear whether a court would consider the Obligation purchased by the Fund subject to a repurchase agreement as being owned by the Fund or as being collateral for a loan by the Fund to the seller. In the event of the commencement of bankruptcy or insolvency proceedings with respect to the seller of the Obligation before repurchase of the Obligation under a repurchase agreement, the Fund may encounter delay and incur costs before being able to sell the security. Delays may involve loss of interest or decline in price of the Obligation. If the court characterizes the transaction as a loan and the Fund has not perfected a security interest in the Obligation, the Fund may be required to return the Obligation to the seller's estate and be treated as an unsecured creditor of the seller. As an unsecured creditor, the Fund would be at risk of losing some or all of the principal and income involved in the transaction. As with any unsecured debt Obligation purchased for the Fund, the Advisor seeks to reduce the risk of loss through repurchase agreements by analyzing the creditworthiness of the obligor, in this case the seller of the Obligation. Apart from the risk of bankruptcy or insolvency proceedings, there is also the risk that the seller may fail to repurchase the Obligation, in which case the Fund may incur a loss if the proceeds to the Fund of the sale to a third party are less than the repurchase price. However, if the market value (including interest) of the Obligation subject to the repurchase agreement becomes less than the repurchase price (including interest), the Fund will direct the seller of the Obligation to deliver additional securities so that the market value (including interest) of all securities subject to the repurchase agreement will equal or exceed the repurchase price.

Reverse Repurchase Agreement. The Fund may engage in "reverse repurchase agreements," which are repurchase agreements in which the Fund, as the seller of securities, agrees to repurchase them at an agreed upon time and price. Reverse repurchase agreements will only be used by the Fund to raise cash on a temporary basis to meet redemptions when it would like to retain the Municipal Securities in its portfolio and it expects to be able to repurchase them in a short time with funds from maturing investments and from net sales of Fund shares. Use of reverse repurchase agreements, because of the lower transaction costs involved, is often preferable to a regular sale and later repurchase of the securities.


Securities Backed by Guarantees. The Fund may invest in securities backed by guarantees from banks, insurance companies and other financial institutions. A money market fund's ability to maintain a stable share price may depend upon such guarantees, which are not supported by federal deposit insurance. Consequently, changes in the credit quality of these institutions could have an adverse impact on securities they have guaranteed or backed, which could cause losses to a portfolio and affect its share price.

Stand-by Commitments. A stand-by commitment is a right acquired by the Fund, when it purchases a municipal obligation from a broker, dealer or other financial institution ("seller"), to sell up to the same principal amount of such securities back to the seller, at the Fund's option, at a specified price. Stand-by commitments are also known as "puts." The exercise by the Fund of a stand-by commitment is subject to the ability of the other party to fulfill its contractual commitment.

Stand-by commitments acquired by the Fund will have the following features: (1) they will be in writing and will be physically held by the Fund's custodian; (2) the Fund's right to exercise them will be unconditional and unqualified; (3) they will be entered into only with sellers which in the Advisor's opinion present a minimal risk of default; (4) although stand-by commitments will not be transferable, municipal obligations purchased subject to such commitments may be sold to a third party at any time, even though the commitment is outstanding; and (5) their exercise price will be (i) the Fund's acquisition cost (excluding any accrued interest which the Fund paid on their acquisition), less any amortized market premium or plus any amortized original issue discount during the period the Fund owned the securities, plus (ii) all interest accrued on the securities since the last interest payment date.

The Fund expects that stand-by commitments generally will be available without the payment of any direct or indirect consideration. However, if necessary or advisable, the Fund will pay for stand-by commitments, either separately in cash or by paying a higher price for Fund securities which are acquired subject to the commitments.

It is difficult to evaluate the likelihood of use or the potential benefit of a stand-by commitment. Therefore, it is expected that the Advisor will determine that stand-by commitments ordinarily have a "fair value" of zero, regardless of whether any direct or indirect consideration was paid. However, if the market price of the security subject to the stand-by commitment is less than the exercise price of the stand-by commitment, such security will ordinarily be valued at such exercise price. Where the Fund has paid for a stand-by commitment, its cost will be reflected as unrealized depreciation for the period during which the commitment is held.


The IRS has issued a favorable revenue ruling to the effect that, under specified circumstances, a regulated investment company will be the owner of tax-exempt municipal obligations acquired subject to a put option. The IRS has also issued private letter rulings to certain taxpayers (which do not serve as precedent for other taxpayers) to the effect that tax-exempt interest received by a regulated investment company with respect to such obligations will be tax-exempt in the hands of the company and may be distributed to its shareholders as exempt-interest dividends. The IRS has subsequently announced that it will not ordinarily issue advance ruling letters as to the identity of the true owner of property in cases involving the sale of securities or participation interests therein if the purchaser has the right to cause the security, or the participation interest therein, to be purchased by either the seller or a third party. The Fund intends to take the position that it owns any municipal obligations acquired subject to a Stand-by Commitment and that tax-exempt interest earned with respect to such municipal obligations will be tax-exempt in its hands. There is no assurance that the IRS or California Franchise Tax Board will agree with such position in any particular case.


Impact of Sub-Prime Mortgage Market. The Fund may invest in mortgage-backed, asset-backed and other fixed-income securities whose value and liquidity may be adversely affected by the critical downturn in the sub-prime mortgage lending market in the US. Sub-prime loans, which have higher interest rates, are made to borrowers with low credit ratings or other factors that increase the risk of default. Concerns about widespread defaults on sub-prime loans have also created heightened volatility and turmoil in the general credit markets. As a result, the Fund's investments in certain fixed-income securities may decline in value, their market value may be more difficult to determine, and the Fund may have more difficulty disposing of them.

Third Party Puts. The Fund may purchase long-term fixed rate bonds that have been coupled with an option granted by a third party financial institution allowing the Fund at specified intervals to tender (or "put") the bonds to the institution and receive the face value thereof (plus accrued interest). These third party puts are available in several different forms, may be represented by custodial receipts or trust certificates and may be combined with other features such as interest rate swaps. The Fund receives a short-term rate of interest (which is periodically reset), and the interest rate differential between that rate and the fixed rate on the bond is retained by the financial institution. The financial institution granting the option does not provide credit enhancement, and in the event that there is a default in the payment of principal or interest, or downgrading of a bond or a loss of the bond's tax-exempt status, the put option will terminate automatically, the risk to the Fund will be that of holding such a long-term bond and the weighted average maturity of the Fund's bond would be adversely affected.


These bonds coupled with puts may present the same tax issues as are associated with Stand-By Commitments. As with any Stand-By Commitments acquired by the Fund, the Fund intends to take the position that it is the owner of any municipal obligation acquired subject to a third-party put, and that tax-exempt interest earned with respect to such municipal obligations will be tax-exempt in its hands. There is no assurance that the IRS or California Franchise Tax Board will agree with such position in any particular case. Additionally, the federal income tax treatment of certain other aspects of these investments, including the treatment of tender fees and swap payments, in relation to various regulated investment company tax provisions is unclear. However, the Advisor seeks to manage the Fund in a manner designed to minimize any adverse impact from these investments.


US Government Securities. There are two broad categories of US
Government-related debt instruments: (a) direct obligations of the US Treasury, and (b) securities issued or guaranteed by US Government agencies.

Examples of direct obligations of the US Treasury are Treasury Bills, Notes, Bonds and other debt securities issued by the US Treasury. These instruments are backed by the "full faith and credit" of the United States. They differ primarily in interest rates, the length of maturities and the dates of issuance. Treasury bills have original maturities of one year or less. Treasury notes have original maturities of one to ten years and Treasury bonds generally have original maturities of greater than ten years.


Some agency securities are backed by the full faith and credit of the United States (such as Maritime Administration Title XI Ship Financing Bonds and Agency for International Development Housing Guarantee Program Bonds) and others are backed only by the rights of the issuer to borrow from the US Treasury (such as Federal Home Loan Bank Bonds and FNMA Bonds), while still others, such as the securities of the Federal Farm Credit Bank, are supported only by the credit of the issuer. With respect to securities supported only by the credit of the issuing agency or by an additional line of credit with the US Treasury, there is no guarantee that the US Government will provide support to such agencies and such securities may involve risk of loss of principal and interest.


US Government securities may include "zero coupon" securities that have been stripped by the US Government of their unmatured interest coupons and collateralized obligations issued or guaranteed by a US Government agency or instrumentality.

Interest rates on US Government obligations may be fixed or variable. Interest rates on variable rate obligations are adjusted at regular intervals, at least annually, according to a formula reflecting then current specified standard rates, such as 91-day US Treasury bill rates. These adjustments generally tend to reduce fluctuations in the market value of the securities.

The government guarantee of the US Government securities in the Fund does not guarantee the net asset value of the shares of the Fund. There are market risks inherent in all investments in securities and the value of an investment in the Fund will fluctuate over time. Normally, the value of investments in US Government securities varies inversely with changes in interest rates. For example, as interest rates rise the value of investments in US Government securities will tend to decline, and as interest rates fall the value of the Fund's investments will tend to increase. In addition, the potential for appreciation in the event of a decline in interest rates may be limited or negated by increased principal prepayments with respect to certain Mortgage-Backed Securities, such as GNMA Certificates. Prepayments of high interest rate Mortgage-Backed Securities during times of declining interest rates will tend to lower the return of the Fund and may even result in losses to the Fund if some securities were acquired at a premium. Moreover, during periods of rising interest rates, prepayments of Mortgage-Backed Securities may decline, resulting in the extension of the Fund's average maturity. As a result, the Fund may experience greater volatility during periods of rising interest rates than under normal market conditions.

Variable Rate Securities. The Fund may invest in Variable Rate Securities, instruments having rates of interest that are adjusted periodically or that "float" continuously according to formulae intended to minimize fluctuation in values of the instruments. The interest rate of Variable Rate Securities ordinarily is determined by reference to or is a percentage of an objective standard such as a bank's prime rate, the 90-day US Treasury Bill rate, or the rate of return on commercial paper or bank certificates of deposit. Generally, the changes in the interest rate on Variable Rate Securities reduce the fluctuation in the market value of such securities. Accordingly, as interest rates decrease or increase, the potential for capital appreciation or depreciation is less than for fixed-rate obligations. Some Variable Rate Securities ("Variable Rate Demand Securities") have a demand feature entitling the purchaser to resell the securities at an amount approximately equal to amortized cost or the principal amount thereof plus accrued interest. As is the case for other Variable Rate Securities, the interest rate on Variable Rate Demand Securities varies according to some objective standard intended to minimize fluctuation in the values of the instruments. The Fund determines the maturity of Variable Rate Securities in accordance with Rule 2a-7, which allows the Fund to consider certain of such instruments as having maturities shorter than the maturity date on the face of the instrument.

When-Issued Securities. The Fund may purchase and sell securities on a when-issued or delayed delivery basis. A when-issued or delayed delivery transaction arises when securities are bought or sold for future payment and delivery to secure what is considered to be an advantageous price and yield to the Fund at the time it enters into the transaction. In determining the maturity of portfolio securities purchased on a when-issued or delayed delivery basis, the Fund will consider them to have been purchased on the date when it committed itself to the purchase.

A security purchased on a when-issued basis, like all securities held by the Fund, is subject to changes in market value based upon changes in the level of interest rates and investors' perceptions of the creditworthiness of the issuer. Generally such securities will appreciate in value when interest rates decline and decrease in value when interest rates rise. Therefore if, in order to achieve higher interest income, the Fund remains substantially fully invested at the same time that it has purchased securities on a when-issued basis, there will be a greater possibility that the market value of the Fund's assets will vary from $1.00 per share because the value of a when-issued security is subject to market fluctuation and no interest accrues to the purchaser prior to settlement of the transaction.


The Fund will only make commitments to purchase Municipal Securities on a when-issued or delayed delivery basis with the intention of actually acquiring the securities, but the Fund reserves the right to sell these securities before the settlement date if deemed advisable. The sale of these securities may result in the realization of gains that are not exempt from federal income tax or state of California income tax.


Portfolio Holdings Information

In addition to the public disclosure of Fund portfolio holdings through required SEC quarterly filings, the Fund may make its portfolio holdings information publicly available on the DWS Funds' Web site as described in the Fund's prospectuses. The Fund does not disseminate non-public information about portfolio holdings except in accordance with policies and procedures adopted by the Fund.

The Fund's procedures permit non-public portfolio holdings information to be shared with Deutsche Asset Management and its affiliates (collectively "DeAM"), subadvisors, if any, custodians, independent registered public accounting firms, attorneys, officers and trustees and each of their respective affiliates and advisers who require access to this information to fulfill their duties to the Fund and are subject to the duties of confidentiality, including the duty not to trade on non-public information, imposed by law or contract, or by the Fund's procedures. This non-public information may also be disclosed, subject to the requirements described below, to certain third parties, such as securities lending agents, financial printers, proxy voting firms, mutual fund analysts and rating and tracking agencies, or to shareholders in connection with in-kind redemptions (collectively, "Authorized Third Parties").

Prior to any disclosure of the Fund's non-public portfolio holdings information to Authorized Third Parties, a person authorized by the Fund's Trustees must make a good faith determination in light of the facts then known that the Fund has a legitimate business purpose for providing the information, that the disclosure is in the best interest of the Fund, and that the recipient assents or otherwise has a duty to keep the information confidential and to not trade based on the information received while the information remains non-public. No compensation is received by the Fund or DeAM for disclosing non-public holdings information. Periodic reports regarding these procedures will be provided to the Fund's Trustees.


Portfolio holdings information distributed by the trading desks of DeAM or a subadvisor for the purpose of facilitating efficient trading of such securities and receipt of relevant research is not subject to the foregoing requirements. Non-public portfolio holding information does not include portfolio characteristics (other than holdings or subsets of holdings) about the Fund and information derived therefrom, including, but not limited to, how the Fund's investments are divided among various sectors, industries, countries, value and growth stocks, bonds, currencies and cash, types of bonds, bond maturities, duration, bond coupons and bond credit quality ratings so long as the identity of the Fund's holdings could not be derived from such information.


Registered investment companies that are subadvised by DeAM may be subject to different portfolio holdings disclosure policies, and neither DeAM nor the Fund's Trustees exercise control over such policies. In addition, separate account clients of DeAM have access to their portfolio holdings and are not subject to the Fund's portfolio holdings disclosure policy. The portfolio holdings of some of the funds subadvised by DeAM and some of the separate accounts managed by DeAM may substantially overlap with the portfolio holdings of the Fund.

DeAM also manages certain unregistered commingled trusts and creates model portfolios, the portfolio holdings of which may substantially overlap with the portfolio holdings of the Fund. To the extent that investors in these commingled trusts or recipients of model portfolio holdings information may receive portfolio holdings information of their trust or of a model portfolio on a different basis from that on which Fund portfolio holdings information is made public, DeAM has implemented procedures reasonably designed to encourage such investors and recipients to keep such information confidential, and to prevent those investors from trading on the basis of non-public holdings information.

There is no assurance that the Fund's policies and procedures with respect to the disclosure of portfolio holdings information will protect the Fund from the potential misuse of portfolio holdings information by those in possession of that information.

                             MANAGEMENT OF THE FUND

Investment Advisor

Deutsche Investment Management Americas Inc. ("DIMA" or the "Advisor"), which is part of DeAM, is the investment advisor for the Fund. Under the supervision of the Fund's Board of Trustees, with headquarters at 345 Park Avenue, New York, New York, DIMA makes the Fund's investment decisions, buys and sells securities for the Fund and conducts research that leads to these purchase and sale decisions. The Advisor manages the Fund's daily investment and business affairs subject to the policies established by the Fund's Board of Trustees. DIMA and its predecessors have more than 80 years of experience managing mutual funds. DIMA provides a full range of investment advisory services to institutional and retail clients. The Fund's investment advisor is also responsible for selecting brokers and dealers and for negotiating brokerage commissions and dealer charges.

DeAM is the marketing name in the US for the asset management activities of Deutsche Bank AG, DIMA, Deutsche Bank Trust Company Americas and DWS Trust Company. DeAM is a global asset management organization that offers a wide range of investing expertise and resources, including hundreds of portfolio managers and analysts and an office network that reaches the world's major investment centers. This well-resourced global investment platform brings together a wide variety of experience and investment insight, across industries, regions, asset classes and investing styles. DIMA is an indirect, wholly-owned subsidiary of Deutsche Bank AG. Deutsche Bank AG is a major global banking institution that is engaged in a wide range of financial services, including investment management, mutual fund, retail, private and commercial banking, investment banking and insurance. DWS Investments is part of Deutsche Bank's Asset Management division and, within the US, represents the retail asset management activities of Deutsche Bank AG, Deutsche Bank Trust Company Americas, Deutsche Investment Management Americas Inc. and DWS Trust Company.

Investment Management Agreement


Pursuant to the amended and restated investment management agreement (the "Investment Management Agreement") for the Fund, the Advisor provides continuing investment management of the Fund's assets. In addition to the investment management of the Fund's assets, the Advisor determines the investments to be made for the Fund, including what portion of its assets remain uninvested in cash or cash equivalents, and with whom the orders for investments are placed, consistent with the Fund's policies as stated in its prospectuses and SAI, or as adopted by the Fund's Board. The Advisor will also monitor, to the extent not monitored by the Fund's administrator or other agent, the Fund's compliance with its investment and tax guidelines and other compliance policies.


The Advisor provides assistance to the Fund's Board in valuing the securities and other instruments held by the Fund, to the extent reasonably required by valuation policies and procedures that may be adopted by the Fund.


Pursuant to the Investment Management Agreement, (unless otherwise provided in the Investment Management Agreement or as determined by the Fund's Board and to the extent permitted by applicable law), the Advisor pays the compensation and expenses of all the Board Members, officers, and executive employees of the Fund, including the Fund's share of payroll taxes, who are affiliated persons of the Advisor.


The Investment Management Agreement provides that the Fund is generally responsible for expenses that include: fees payable to the Advisor; outside legal, accounting or auditing expenses, including with respect to expenses related to negotiation, acquisition or distribution of portfolio investments; maintenance of books and records that are maintained by the Fund, the Fund's custodian, or other agents of the Fund; taxes and governmental fees; fees and expenses of the Fund's accounting agent, custodian, sub-custodians, depositories, transfer agents, dividend reimbursing agents and registrars; payment for portfolio pricing or valuation services to pricing agents, accountants, bankers and other specialists, if any; brokerage commissions or other costs of acquiring or disposing of any portfolio securities or other instruments of the Fund; and litigation expenses and other extraordinary expenses not incurred in the ordinary course of the Fund's business.

The Investment Management Agreement allows the Advisor to delegate any of its duties under the Investment Management Agreement to a subadvisor, subject to a majority vote of the Board of the Fund, including a majority of the Board who are not interested persons of the Fund, and, if required by applicable law, subject to a majority vote of the Fund's shareholders.

The Investment Management Agreement provides that the Advisor shall not be liable for any error of judgment or mistake of law or for any loss suffered by the Fund in connection with matters to which the Investment Management Agreement relates, except a loss resulting from willful malfeasance, bad faith or gross negligence on the part of the Advisor in the performance of its duties or from reckless disregard by the Advisor of its obligations and duties under the Investment Management Agreement.


The Investment Management Agreement continues in effect from year to year only if its continuance is approved annually by the vote of a majority of those Board Members who are not parties to such Investment Management Agreement or interested persons of the Advisor or the Trust, cast in person at a meeting called for the purpose of voting on such approval, and either by a vote of the Trust's Board Members or of a majority of the outstanding voting securities of the Fund. The Investment Management Agreement may be terminated at any time, without payment of penalty, by either party or by vote of a majority of the outstanding voting securities of the Fund on 60 days' written notice.


Effective May 1, 2008, for all services provided under the Investment Management Agreement, the Fund pays the Advisor a fee, computed daily and paid monthly, at the annual rate as a percentage of net assets shown below:

                 ---------------------------------------------
                             0.120% to $500 million
                            0.100% next $500 million
                            0.075% next $1.0 billion
                            0.060% next $1.0 billion
                                0.050% thereafter
                 ---------------------------------------------

Prior to May 1, 2008, the Fund paid a monthly investment management fee on a graduated basis of 1/12 of the following annual fee: 0.22% of the first $500 million of average daily net assets, 0.20% of the next $500 million, 0.175% of the next $1 billion, 0.16% of the next $1 billion and 0.15% of average daily net assets over $3 billion.


The Fund paid the Advisor fees of $259,742, $207,355 and $260,985 for the fiscal years ended September 30, 2008, 2007 and 2006, respectively.

Through September 30, 2009, the Advisor has contractually agreed to waive all or a portion of its management fee and reimburse or pay operating expenses of the Fund's Premier Shares to the extent necessary to maintain the Premier Shares total annual operating expenses at 0.90%, excluding certain expenses such as extraordinary expenses, taxes, brokerage and interest.

Through January 31, 2010, the Advisor has contractually agreed to waive all or a portion of its management fee and reimburse or pay operating expenses of the Fund's Institutional Shares to the extent necessary to maintain the total operating expenses of the Institutional Shares at 0.25%, excluding certain expenses such as extraordinary expenses, taxes, brokerage and interest. Institutional Shares commenced operations on September 9, 2008.


The Advisor provides investment services for many individuals and institutions, including insurance companies, industrial corporations, and financial and banking organizations, as well as providing investment advice to open- and closed-end SEC registered funds.

In certain cases, the investments for the Fund are managed by the same individuals who manage one or more other mutual funds advised by the Advisor that have similar names, objectives and investment styles. You should be aware that the Fund is likely to differ from these other mutual funds in size, cash flow pattern and tax matters. Accordingly, the holdings and performance of the Fund can be expected to vary from those of these other mutual funds.

Certain investments may be appropriate for the Fund and also for other clients advised by the Advisor. Investment decisions for the Fund and other clients are made with a view of achieving their respective investment objectives and after consideration of such factors as their current holdings, availability of cash for investment and the size of their investments generally. Frequently, a particular security may be bought or sold for only one client or in different amounts and at different times for more than one client but less than all clients. Likewise, a particular security may be bought for one or more clients when one or more other clients are selling the security. In addition, purchases or sales of the same security may be made for two or more clients on the same day. In such event, such transactions will be allocated among the clients in a manner believed by the Advisor to be equitable to each. In some cases, this procedure could have an adverse effect on the price or amount of the securities purchased or sold by the Fund. Purchase and sale orders for the Fund may be combined with those of other clients of the Advisor in the interest of achieving the most favorable net results to the Fund.


In reviewing the terms of the Investment Management Agreement and in discussions with the Advisor concerning such Investment Management Agreement, the Trustees of the Fund who are not "interested persons" of the Advisor are represented by independent counsel at the Fund's expense.

Subadvisory Approval Policy. The subadvisor policy for the Fund (the "Subadviser Approval Policy") permits the Advisor, subject to the approval of the Board, including a majority of the Independent Board Members, to terminate an existing subadvisor or sub-subadvisor and hire another subadvisor or sub-subadvisor, as applicable, and materially amend an existing subadvisory agreement or sub-subadvisory agreement without obtaining shareholder approval. The Fund could not implement the Subadviser Approval Policy without the SEC granting the Fund exemptive relief. A number of other mutual fund complexes have obtained exemptive relief with respect to an advisor's ability to appoint, replace or amend the subadvisory agreement with unaffiliated subadvisors and subadvisors that are wholly owned subsidiaries of the advisor. However, exemptive relief with regard to an advisor's ability to appoint, replace or amend the subadvisory agreement with a subadvisor, who is affiliated with, but not wholly owned subsidiary of the advisor, without shareholder approval, would be more expansive relief than previously granted by the SEC. In addition, exemptive relief with regard to an advisor's ability to appoint, replace or amend a sub-subadvisory agreement with a sub-advisor, without shareholder approval, would be more expansive relief than previously obtained by other mutual fund complexes. Accordingly, there can be no assurance that the Fund's exemptive application will be granted by the SEC or that it will be sufficiently broad to allow the Fund to implement the Subadviser Approval Policy as described above. The SEC also has proposed Rule 15a-5 under the 1940 Act in October 2003 to permit the appointment and termination of subadvisors and amendment to subadvisory agreements without shareholder approval. No action has been taken on proposed Rule 15a-5 under the 1940 Act since it proposal and there is no assurances that the rule will be adopted as proposed. The Fund and the Advisor will be subject to the conditions imposed by the SEC (either by an exemptive order or as part of the final rule) whenever the Advisor acts under the Subadviser Approval Policy, including any shareholder notice requirements.


Officers and employees of the Advisor from time to time may have transactions with various banks, including the Fund's custodian bank. It is the Advisor's opinion that the terms and conditions of those transactions which have occurred were not influenced by existing or potential custodial or other fund relationships.

The Advisor may serve as advisor to other funds with investment objectives and policies similar to those of the Fund that may have different distribution arrangements or expenses, which may affect performance.

None of the officers or Trustees of the Fund may have dealings with the Fund as principals in the purchase or sale of securities, except as individual subscribers to or holders of shares of the Fund.

Under a separate agreement between Deutsche Bank AG and the Fund, Deutsche Bank AG has granted a license to the Fund to utilize the trademark "DWS."

Pursuant to DeAM procedures approved by the Boards on behalf of the DWS funds, proof of claim forms are routinely filed on behalf of the DWS funds by a third party service provider, with certain limited exceptions. The Boards of the DWS funds receive periodic reports regarding the implementation of these procedures.

The Advisor may enter into arrangements with affiliates and third-party service providers to perform various administrative, back-office and other services relating to client accounts. Such service providers may be located in the US or in non-US jurisdictions.

Code of Ethics

The Fund, the Advisor and the Fund's principal underwriter have each adopted codes of ethics under rule 17j-1 under the 1940 Act. The Advisor's code of ethics covers officers and directors, too. Trustees, officers of the Fund and employees of the Advisor and principal underwriter are permitted to make personal securities transactions, including transactions in securities that may be purchased or held by the Fund, subject to requirements and restrictions set forth in the applicable Code of Ethics. The Advisor's Code of Ethics contains provisions and requirements designed to identify and address certain conflicts of interest between personal investment activities and the interests of the Fund. Among other things, the Advisor's Code of Ethics prohibits certain types of transactions absent prior approval, imposes time periods during which personal transactions may not be made in certain securities, and requires the submission of duplicate broker confirmations and quarterly reporting of securities transactions. Additional restrictions apply to portfolio managers, traders, research analysts and others involved in the investment advisory process. Exceptions to these and other provisions of the Advisor's Code of Ethics may be granted in particular circumstances after review by appropriate personnel.

Regulatory Matters and Legal Proceedings


On December 21, 2006, Deutsche Asset Management ("DeAM") settled proceedings with the Securities and Exchange Commission ("SEC") and the New York Attorney General on behalf of Deutsche Asset Management, Inc. ("DAMI") and DIMA, the investment advisors to many of the DWS Investments funds, regarding allegations of improper trading of fund shares at DeAM and at the legacy Scudder and Kemper organizations prior to their acquisition by DeAM in April 2002. These regulators alleged that although the prospectuses for certain funds in the regulators' view indicated that the funds did not permit market timing, DAMI and DIMA breached their fiduciary duty to those funds in that their efforts to limit trading activity in the funds were not effective at certain times. The regulators also alleged that DAMI and DIMA breached their fiduciary duty to certain funds by entering into certain market timing arrangements with investors. These trading arrangements originated in businesses that existed prior to the currently constituted DeAM organization, which came together as a result of various mergers of the legacy Scudder, Kemper and Deutsche fund groups, and all of the arrangements were terminated prior to the start of the regulatory investigations that began in the summer of 2003. No current DeAM employee approved these trading arrangements. Under the terms of the settlements, DAMI and DIMA neither admitted nor denied any wrongdoing.

The terms of the SEC settlement, which identified improper trading in the legacy Deutsche and Kemper mutual funds only, provide for payment of disgorgement in the amount of $17.2 million. The terms of the settlement with the New York Attorney General provide for payment of disgorgement in the amount of $102.3 million, which is inclusive of the amount payable under the SEC settlement, plus a civil penalty in the amount of $20 million. The total amount payable by DeAM, approximately $122.3 million, will be distributed to shareholders of the affected funds in accordance with a distribution plan to be developed by a distribution consultant. The funds' investment advisors do not believe these amounts will have a material adverse financial impact on them or materially affect their ability to perform under their investment management agreements with the DWS funds. The above-described amounts are not material to Deutsche Bank, and have already been reserved.

Among the terms of the settled orders, DeAM is subject to certain undertakings regarding the conduct of its business in the future, including formation of a Code of Ethics Oversight Committee to oversee all matters relating to issues arising under the advisors' Code of Ethics; establishment of an Internal Compliance Controls Committee having overall compliance oversight responsibility of the advisors; engagement of an Independent Compliance Consultant to conduct a comprehensive review of the advisors' supervisory compliance and other policies and procedures designed to prevent and detect breaches of fiduciary duty, breaches of the Code of Ethics and federal securities law violations by the advisors and their employees; and commencing in 2008, the advisors shall undergo a compliance review by an independent third party.

In addition, DeAM is subject to certain further undertakings relating to the governance of the mutual funds, including that at least 75% of the members of the Boards of Trustees overseeing the DWS Funds continue to be independent of DeAM; the Chairmen of the DWS Funds' Boards of Trustees continue to be independent of DeAM; DeAM maintain existing management fee reductions for certain funds for a period of five years and not increase management fees for these certain funds during this period; the funds retain a senior officer (or independent consultants, as applicable) responsible for assisting in the review of fee arrangements and monitoring compliance by the funds and the investment advisors with securities laws, fiduciary duties, codes of ethics and other compliance policies, the expense of which shall be borne by DeAM; and periodic account statements, fund prospectuses and the mutual funds' web site contain additional disclosure and/or tools that assist investors in understanding the fees and costs associated with an investment in the funds and the impact of fees and expenses on fund returns.

DeAM has also settled proceedings with the Illinois Secretary of State regarding market timing matters. The terms of the Illinois settlement provide for investor education contributions totaling approximately $4 million and a payment in the amount of $2 million to the Securities Audit and Enforcement Fund.

On September 28, 2006, the SEC and the National Association of Securities Dealers ("NASD") (now known as the Financial Industry Regulatory Authority, or "FINRA") announced final agreements in which Deutsche Investment Management Americas Inc. ("DIMA"), Deutsche Asset Management, Inc. ("DAMI") and DWS Scudder Distributors, Inc. (now known as DWS Investments Distributors, Inc. ("DIDI")) settled administrative proceedings regarding disclosure of brokerage allocation practices in connection with sales of the DWS Funds' (now known as the DWS Investments Funds) shares during 2001-2003. The agreements with the SEC and NASD are reflected in orders which state, among other things, that DIMA and DAMI failed to disclose potential conflicts of interest to the funds' Boards and to shareholders relating to DIDI's use of certain funds' brokerage commissions to reduce revenue sharing costs to broker-dealer firms with whom it had arrangements to market and distribute DWS Fund shares. These directed brokerage practices were discontinued in October 2003.

Under the terms of the settlements, in which DIMA, DAMI and DIDI neither admitted nor denied any of the regulators' findings, DIMA, DAMI and DIDI agreed to pay disgorgement, prejudgment interest and civil penalties in the total amount of $19.3 million. The portion of the settlements distributed to the funds was approximately $17.8 million and was paid to the funds as prescribed by the settlement orders based upon the amount of brokerage commissions from each fund used to satisfy revenue sharing agreements with broker-dealers who sold fund shares.

As part of the settlements, DIMA, DAMI and DIDI also agreed to implement certain measures and undertakings relating to revenue sharing payments including making additional disclosures in the funds' Prospectuses or Statements of Additional Information, adopting or modifying relevant policies and procedures and providing regular reporting to the fund Boards.

Additional information announced by DeAM regarding the terms of the settlements is available at www.dws-investments.com/regulatory_settlements.

The matters alleged in the regulatory settlements described above also serve as the general basis of a number of private class action lawsuits involving the DWS funds. These lawsuits name as defendants various persons, including certain DWS funds, the funds' investment advisors and their affiliates, and certain individuals, including in some cases fund Trustees, officers, and other parties. Each DWS fund's investment advisor has agreed to indemnify the applicable DWS funds in connection with these lawsuits, or other lawsuits or regulatory actions that may be filed making similar allegations.

Based on currently available information, the funds' investment advisors believe the likelihood that the pending lawsuits will have a material adverse financial impact on a DWS fund is remote and such actions are not likely to materially affect their ability to perform under their investment management agreements with the DWS funds.




                             FUND SERVICE PROVIDERS

Administrator


Pursuant to an administrative services agreement with the Advisor (the "Administrative Services Agreement"), the Advisor provides administrative services to the Fund including, among others, providing the Fund with personnel, preparing and making required filings on behalf of the Fund, maintaining books and records for the Fund, and monitoring the valuation of Fund securities. For all services provided under the Administrative Services Agreement, the Fund pays the Advisor a fee, computed daily and paid monthly, of 0.100% of the Fund's net assets.


Under the Administrative Services Agreement, the Advisor is obligated on a continuous basis to provide such administrative services as the Board of the Fund reasonably deems necessary for the proper administration of the Fund. The Advisor provides the Fund with personnel; arranges for the preparation and filing of the Fund's tax returns; prepares and submits reports and meeting materials to the Board and the Fund's shareholders; prepares and files updates to the Fund's prospectuses and statement of additional information as well as other reports required to be filed by the SEC; maintains the Fund's records; provides the Fund with office space, equipment and services; supervises, negotiates the contracts of and monitors the performance of third parties contractors; oversees the tabulation of proxies; monitors the valuation of portfolio securities and monitors compliance with Board-approved valuation procedures; assists in establishing the accounting and tax policies of the Fund; assists in the resolution of accounting issues that may arise with respect to the Fund; establishes and monitors the Fund's operating expense budgets; reviews and processes the Fund's bills; assists in determining the amount of dividends and distributions available to be paid by the Fund, prepares and arranges dividend notifications and provides information to agents to effect payments thereof; provides to the Board periodic and special reports; provides assistance with investor and public relations matters; and monitors the registration of shares under applicable federal and state law. The Advisor also performs certain fund accounting services under the Administrative Services Agreement. The Administrative Services Agreement provides that the Advisor will not be liable under the Administrative Services Agreement except for willful misfeasance, bad faith or negligence in the performance of its duties or from the reckless disregard by it of its duties and obligations thereunder.


For the period from May 1, 2008 through September 30, 2008, the Advisor received an administration fee of $87,454.


Underwriter

Pursuant to an underwriting and distribution agreement ("Distribution Agreement"), DIDI (the "Distributor"), 222 South Riverside Plaza, Chicago, Illinois 60606, an affiliate of the Advisor, serves as distributor and principal underwriter in the continuous offering of shares for the Fund to provide information and services for existing and potential shareholders. The Distribution Agreement provides that DIDI shall appoint various firms to provide cash management services for their customers or clients through the Fund.

As principal underwriter for the Fund, DIDI acts as agent of the Fund in the sale of its shares of the Fund. DIDI pays all its expenses under the Distribution Agreement. The Fund pays the cost for the prospectuses and shareholder reports to be set in type and printed for existing shareholders, and DIDI pays for the printing and distribution of copies thereof used in connection with the offering of shares to prospective investors. DIDI also pays for supplemental sales literature and advertising costs. DIDI has related selling group agreements with various firms to provide distribution services for Fund shareholders. DIDI may, from time to time, pay or allow discounts, commissions or promotional incentives, in the form of cash, to firms that sell shares of the Fund. For Institutional Shares, DIDI receives no compensation from the Fund under the Distribution Agreement.

The Distribution Agreement will continue in effect from year to year thereafter so long as its continuance is approved at least annually by a vote of the Board of Trustees of the Fund, including the Independent Trustees. The Distribution Agreement automatically terminates in the event of its assignment and may be terminated at any time without penalty by the Fund or by DIDI upon 60 days' written notice. Termination of the Distribution Agreement by the Fund may be by vote of a majority of the Board of Trustees, or a majority of the Trustees who are not interested persons of the Fund and who have no direct or indirect financial interest in the agreement, or a "majority of the outstanding voting securities" of the Fund as defined under the 1940 Act.


DIDI has related administration services and selling group agreements with various broker-dealer firms to provide cash management and other services for the Fund shareholders. Such services and assistance may include, but are not limited to, establishing and maintaining shareholder accounts and records, processing purchase and redemption transactions, providing automatic investment in Fund shares of client account balances, answering routine inquiries regarding the Fund, assisting clients in changing account options, designations and addresses, and such other services as may be agreed upon from time to time and as may be permitted by applicable statute, rule or regulation. DIDI also has services agreements with banking firms to provide the above listed services, for their clients who wish to invest in the Fund. DIDI also may provide some of the above services for the Fund. DIDI normally pays the firms at an annual rate ranging from 0.15% to 0.33% of average daily net assets of Premier Shares in those accounts that they maintain and service. In addition, DIDI may, from time to time, from its own resources, pay certain firms additional amounts for such services including, without limitation fixed dollar amounts and amounts based upon a percentage of net assets or increased net assets in those Fund accounts that said firms maintain and service. DIDI may also reimburse firms for costs associated with the transfer of client balances to the Fund. DIDI may elect to keep a portion of the total administration fee to compensate itself for functions performed for the Fund or to pay for sales materials or other promotional activities.


Rule 12b-1 Plan -- Premier Shares only


The Fund's Premier Shares has adopted a plan in accordance with Rule 12b-1 of the 1940 Act (the "12b-1 Plan"). The rule regulates the manner in which an investment company may, directly or indirectly, bear the expenses of distributing its shares. The Fund's Premier Shares pay for the prospectus and shareholder reports to be set in type and printed for existing shareholders, and DIDI pays for the printing and distribution of copies thereof used in connection with the offering of shares to prospective investors. DIDI pays for supplemental sales literature and advertising. For its services as distributor, and pursuant to the 12b-1 Plan, the Fund's Premier Shares pays DIDI an annual distribution services fee, payable monthly, of 0.33% of average daily net assets of the Fund's Premier Shares. The distribution agreement and the 12b-1 Plan continue in effect from year to year so long as its continuation is approved at least annually by a majority of the trustees who are not parties to such agreement or interested persons of the Fund and who have no direct or indirect financial interest in the agreement or in any agreement related thereto. The distribution agreement automatically terminates in the event of its assignment and may be terminated at any time without penalty by the Fund or by DIDI upon 60 days' written notice. Termination by the Fund may be by vote of a majority of the Board of Trustees, or a majority of the Trustees who are not interested persons of the Fund and who have no direct or indirect financial interest in the agreement, or a majority vote of the outstanding Premier Shares. The fee payable pursuant to the 12b-1 Plan may not be increased without shareholder approval and all material amendments must in any event be approved by the Board of Trustees in the manner described above with respect to the continuation of the 12b-1 Plan. If additional funds or series are authorized by the Board of Trustees, the provisions concerning the continuation, amendment and termination of the distribution services agreement and the 12b-1 Plan will be on a Fund-by-Fund basis.


PREMIER SHARES ONLY
                                     12b-1 Compensation to Underwriter and Firms for the
                                         Twelve-Month Period Ended October 31, 2008
                                         ------------------------------------------




                                       12b-1          12b-1
                                   Distribution    Shareholder    12b-1 Compensation Paid
                                       Fees       Services Fees           to Firms
                                       ----       -------------           --------

Tax-Exempt             Premier          $0              $0                   $0
California Money       Shares
Market Fund


                                                   Other Expenses Paid by Underwriter for the
                                                   Twelve-Month Period Ended October 31, 2008
                                                   ------------------------------------------

                                      Advertising,
                                        Sales,
                                      Literature
                                         and                        Marketing
                                     Promotional     Prospectus     and Sales     Postage and     Imputed
                                      Materials       Printing       Expenses       Mailing       Interest
                                      ---------       --------       --------       -------       --------

Tax-Exempt             Premier            $0             $0             $0            $0             $0
California Money       Shares
Market Fund

For the fiscal year ended September 30, 2008, the distribution fee for Premier Shares aggregated $553,536. For the fiscal year ended September 30, 2007, the distribution fee for Premier Shares aggregated $311,032. For the fiscal year ended September 30, 2006, the distribution fee for Premier Shares aggregated $391,478.


Custodian

State Street Bank and Trust Company ("SSB"), 225 Franklin Street, Boston, Massachusetts 02110, as custodian, has custody of all securities and cash of the Fund. It attends to the collection of principal and income, and payment for and collection of proceeds of securities bought and sold by the Fund.

Transfer Agent and Shareholder Service Agent

DWS Investments Service Company, an affiliate of the Advisor, is the Fund's transfer agent, dividend paying and shareholder services agent ("DISC" or the "Transfer Agent").


The Transfer Agent receives an annual service fee for each account of the Fund, based on the type of account. For open retail accounts, the fee is a flat fee ranging from $20.00 to $27.50 per account, for open wholesale money funds the fee is $32.50 per account, while for certain retirement accounts serviced on the recordkeeping system of ADP, Inc., the fee is a flat fee up to $3.60 per account (as of 2007, indexed to inflation) plus an asset based fee of up to 0.25% of average net assets. 1/12th of the annual service charge for each account is charged and payable to the Transfer Agent each month. A fee is charged for any account which at any time during the month had a share balance in the Fund. Smaller fees are also charged for closed accounts for which information must be retained on the Transfer Agent's system for up to 18 months after closing for tax reporting purposes.

Certain out-of-pocket expenses incurred by the Transfer Agent, including expenses of printing and mailing routine fund disclosure documents, costs of record retention and transaction processing costs are reimbursed by the Fund or are paid directly by the Fund. Certain additional out-of-pocket expenses, including costs of computer hardware and software, third party record-keeping and processing of proxy statements, may only be reimbursed by the Fund with the prior approval of the Fund's Board.





For the year ended September 30, 2008, the amount charged to the Fund's Premier Shares by DISC aggregated $352,887. For the fiscal year ended September 30, 2007, the amount charged to the Fund's Premier Shares by DISC aggregated $202,399. For the year ended September 30, 2006, the amount charged to the Fund's Premier Shares by DISC aggregated $58,330.

For the period of September 9, 2008 (commencement of operations of Institutional Shares) through September 30, 2008, the amount charged to the Fund's Institutional Shares by DISC aggregated $3, all of which was waived.


Pursuant to a sub-transfer agency agreement between DISC and DST Systems, Inc. ("DST"), DISC has delegated certain transfer agent, dividend paying agent and shareholder servicing agent functions to DST. The costs and expenses of such delegation are borne by DISC, not by the Fund.

Legal Counsel


Vedder Price P.C., 222 North LaSalle Street, Chicago, Illinois 60601, serves as legal counsel to the Fund.

Ropes and Gray LLP, One International Place, Boston, MA 02110, serves as counsel for the Independent Trustees.


Independent Registered Public Accounting Firm


The financial highlights of the Fund included in the Fund's prospectuses for Premier Shares and Institutional Shares and the Financial Statements incorporated by reference in this SAI have been so included or incorporated by reference in reliance on the report of Ernst & Young LLP, 200 Clarendon Street, Boston, MA 02116, independent registered public accounting firm, given on the authority of said firm as experts in auditing and accounting. Ernst & Young LLP audits the financial statements of the Fund and provides other audit, tax and related services. Shareholders will receive annual audited financial statements and semi-annual unaudited financial statements.


                             PORTFOLIO TRANSACTIONS

The Advisor is generally responsible for placing the orders for the purchase and sale of portfolio securities, including the allocation of brokerage.

The policy of the Advisor in placing orders for the purchase and sale of securities for the Fund is to seek best execution, taking into account such factors, among others, as price; commission (where applicable); the broker-dealer's ability to ensure that securities will be delivered on settlement date; the willingness of the broker-dealer to commit its capital and purchase a thinly traded security for its own inventory; whether the broker-dealer specializes in block orders or large program trades; the broker-dealer's knowledge of the market and the security; the broker-dealer's ability to maintain confidentiality; the broker-dealer's ability to provide access to new issues; the broker-dealer's ability to provide support when placing a difficult trade; the financial condition of the broker-dealer; and whether the broker-dealer has the infrastructure and operational capabilities to execute and settle the trade. The Advisor seeks to evaluate the overall reasonableness of brokerage commissions with commissions charged on comparable transactions and compares the brokerage commissions (if any) paid by the Fund to reported commissions paid by others. The Advisor routinely reviews commission rates, execution and settlement services performed and makes internal and external comparisons.

Commission rates on transactions in equity securities on U.S. securities exchanges are subject to negotiation. Commission rates on transactions in equity securities on foreign securities exchanges are generally fixed. Purchases and sales of fixed-income securities and certain over-the-counter securities are effected on a net basis, without the payment of brokerage commissions. Transactions in fixed income and certain over-the-counter securities are generally placed by the Advisor with the principal market makers for these securities unless the Advisor reasonably believes more favorable results are available elsewhere. Transactions with dealers serving as market makers reflect the spread between the bid and asked prices. Purchases of underwritten issues will include an underwriting fee paid to the underwriter. Money market instruments are normally purchased in principal transactions directly from the issuer or from an underwriter or market maker.

It is likely that the broker-dealers selected based on the considerations described in this section will include firms that also sell shares of the Fund to their customers. However, the Advisor does not consider sales of shares of the Fund as a factor in the selection of broker-dealers to execute portfolio transactions for the Fund and, accordingly, has implemented policies and procedures reasonably designed to prevent its traders from considering sales of shares of the Fund as a factor in the selection of broker-dealers to execute portfolio transactions for the Fund.

The Advisor is permitted by Section 28(e) of the Securities Exchange Act of 1934, as amended ("1934 Act"), when placing portfolio transactions for a Fund, to cause the Fund to pay brokerage commissions in excess of that which another broker-dealer might charge for executing the same transaction in order to obtain research and brokerage services if the Advisor determines that such commissions are reasonable in relation to the overall services provided. The Advisor may from time to time, in reliance on Section 28(e) of the 1934 Act, execute portfolio transactions with broker-dealers that provide research and brokerage services to the Advisor. Consistent with the Advisor's policy regarding best execution, where more than one broker is believed to be capable of providing best execution for a particular trade, the Advisor may take into consideration the receipt of research and brokerage services in selecting the broker-dealer to execute the trade. Although certain research and brokerage services from broker-dealers may be useful to a Fund and to the Advisor, it is the opinion of the Advisor that such information only supplements its own research effort since the information must still be analyzed, weighed and reviewed by the Advisor's staff. To the extent that research and brokerage services of value are received by the Advisor, the Advisor may avoid expenses that it might otherwise incur. Research and brokerage services received from a broker-dealer may be useful to the Advisor and its affiliates in providing investment management services to all or some of its clients, which includes the Fund. Services received from broker-dealers that executed securities transactions for a Portfolio will not necessarily be used by the Advisor specifically to service the Fund.

Research and brokerage services provided by broker-dealers may include, but are not limited to, information on the economy, industries, groups of securities, individual companies, statistical information, accounting and tax law interpretations, political developments, legal developments affecting portfolio securities, technical market action, pricing and appraisal services, credit analysis, risk measurement analysis, performance analysis and measurement and analysis of corporate responsibility issues. Research and brokerage services are typically received in the form of written or electronic reports, access to specialized financial publications, telephone contacts and personal meetings with security analysts, but may also be provided in the form of access to various computer software and meetings arranged with corporate and industry representatives.

The Advisor may also select broker-dealers and obtain from them research and brokerage services that are used in connection with executing trades provided that such services are consistent with interpretations under Section 28(e) of the 1934 Act. Typically, these services take the form of computer software and/or electronic communication services used by the Advisor to facilitate trading activity with those broker-dealers.

Research and brokerage services may include products obtained from third parties if the Advisor determines that such product or service constitutes brokerage and research as defined in Section 28(e) and interpretations thereunder.

The Advisor may use brokerage commissions to obtain certain brokerage products or services that have a mixed use (i.e., it also serves a function that does not relate to the investment decision-making process). In those circumstances, the Advisor will make a good faith judgment to evaluate the various benefits and uses to which it intends to put the mixed use product or service and will pay for that portion of the mixed use product or service that it reasonably believes does not constitute research and brokerage services with its own resources.

DIMA will monitor regulatory developments and market practice in the use of client commissions to obtain research and brokerage services and may adjust its portfolio transactions policies in response thereto.

Investment decisions for the Fund and for other investment accounts managed by the Advisor are made independently of each other in light of differing conditions. However, the same investment decision may be made for two or more of such accounts. In such cases, simultaneous transactions are inevitable. To the extent permitted by law, the Advisor may aggregate the securities to be sold or purchased for the Fund with those to be sold or purchased for other accounts in executing transactions. Purchases or sales are then averaged as to price and commission and allocated as to amount in a manner deemed equitable to each account. While in some cases this practice could have a detrimental effect on the price paid or received by, or on the size of the position obtained or disposed of for, the Fund, in other cases it is believed that the ability to engage in volume transactions will be beneficial to the Fund.

DIMA and its affiliates and the Fund's management team manage other mutual funds and separate accounts, some of which use short sales of securities as a part of its investment strategy. The simultaneous management of long and short portfolios creates potential conflicts of interest including the risk that short sale activity could adversely affect the market value of the long positions (and vice versa), the risk arising from sequential orders in long and short positions, and the risks associated with receiving opposing orders at the same time.

DIMA has adopted procedures that it believes are reasonably designed to mitigate these potential conflicts of interest. Incorporated in the procedures are specific guidelines developed to ensure fair and equitable treatment for all clients. DIMA and the investment team have established monitoring procedures and a protocol for supervisory reviews, as well as compliance oversight to ensure that potential conflicts of interest relating to this type of activity are properly addressed.

Deutsche Bank AG or one of its affiliates may act as a broker for the Fund and receive brokerage commissions or other transaction-related compensation from the Fund in the purchase and sale of securities, options or futures contracts when, in the judgment of the Advisor, and in accordance with procedures approved by the Fund's Board, the affiliated broker will be able to obtain a price and execution at least as favorable as those obtained from other qualified brokers and if, in the transaction, the affiliated broker charges the Fund a rate consistent with that charged to comparable unaffiliated customers in similar transactions.

Money market instruments are normally purchased in principal transactions directly from the issuer or from an underwriter or market maker. There usually are no brokerage commissions paid by the Fund for such purchases. During the last three fiscal years the Fund paid no portfolio brokerage commissions. Purchases from underwriters will include a commission or concession paid by the issuer to the underwriter, and purchases from dealers serving as market makers will include the spread between the bid and asked prices.

                        PURCHASE AND REDEMPTION OF SHARES

General Information

The Fund has authorized one or more financial service institutions, including certain members of the Financial Industry Regulatory Authority ("FINRA") other than the Distributor ("financial institutions"), to accept purchase and redemption orders for the Fund's shares. Such financial institutions may also designate other parties, including plan administrator intermediaries, to accept purchase and redemption orders on the Fund's behalf. Orders for purchases or redemptions will be deemed to have been received by the Fund when such financial institutions or, if applicable, their authorized designees accept the orders. Subject to the terms of the contract between the Fund and the financial institution, ordinarily orders will be priced at the Fund's net asset value next computed after acceptance by such financial institution or its authorized designees and accepted by the Fund. Further, if purchases or redemptions of the Fund's shares are arranged and settlement is made at an investor's election through any other authorized financial institution, that financial institution may, at its discretion, charge a fee for that service. The Board of Trustees and the Distributor, also the Fund's principal underwriter, each has the right to limit the amount of purchases by, and to refuse to sell to, any person. The Trustees and the Distributor may suspend or terminate the offering of shares of the Fund at any time for any reason.

Policies and procedures affecting transactions in Fund shares can be changed at any time without notice, subject to applicable law. Transactions may be contingent upon proper completion of application forms and other documents by shareholders and their receipt by the Fund's agents. Transaction delays in processing (and changing account features) due to circumstances within or beyond the control of the Fund and its agents may occur. Shareholders (or their financial service firms) are responsible for all losses and fees resulting from bad checks, cancelled orders or the failure to consummate transactions effected pursuant to instructions reasonably believed to be genuine.

A distribution will be reinvested in shares of the Fund if the distribution check is returned as undeliverable.

Orders will be confirmed at a price based on the net asset value of the Fund next determined after receipt in good order by DIDI of the order accompanied by payment. However, orders received by dealers or other financial services firms prior to the determination of net asset value and received in good order by DIDI prior to the close of its business day will be confirmed at a price based on the net asset value effective on that day ("trade date").

Certificates. Share certificates will not be issued. Share certificates now in a shareholder's possession may be sent to the Transfer Agent for cancellation and book-entry credit to such shareholder's account. Certain telephone and other procedures require book-entry holdings. Shareholders with outstanding certificates bear the risk of loss.

Use of Financial Services Firms. Investment dealers and other firms ("Firms") provide varying arrangements for their clients to purchase and redeem the Fund's shares, including higher minimum investments, and may assess transaction or other fees. Firms may arrange with their clients for other investment or administrative services. Firms may independently establish and charge additional amounts to their clients for such services. Firms also may hold the Fund's shares in nominee or street name as agent for and on behalf of their customers. In such instances, the Fund's transfer agent, DISC (the "Transfer Agent") will have no information with respect to or control over the accounts of specific shareholders. Such shareholders may obtain access to their accounts and information about their accounts only from their Firm. The Fund has authorized the Shareholder Service Agent to pay other Firms, out of the Fund's assets, up to 25 basis points for Premier Shares and 2 basis points for Institutional Shares for services and other expenses relating to these nominee accounts including all of the individual sub-accounting necessary for the processing of purchases and redemptions as part of the brokerage sweep, processing of daily dividends and monthly payment/reinvestment of accrued dividends, providing periodic statements, tax reporting, changing account information for customers, administering daily wire transfers and reconciliations with the Fund and other similar functions. These Firms also coordinate with the Fund's transfer agent in connection with the Fund's check writing program. In addition, certain privileges with respect to the purchase and redemption of shares or the reinvestment of dividends may not be available through such Firms. Some Firms may participate in a program allowing them access to their clients' accounts for servicing including, without limitation, transfers of registration and dividend payee changes; and may perform functions such as generation of confirmation statements and disbursement of cash dividends.

DIDI has adopted an Incentive Plan (the "Plan") covering wholesalers that are regional vice presidents ("DWS Investments Wholesalers"). Generally, DWS Investments Wholesalers market shares of the DWS funds to financial advisors, who in turn may recommend that investors purchase shares of a DWS fund. The Plan is an incentive program that combines a monthly incentive component with a quarterly strategic bonus component. Under the Plan, DWS Investments Wholesalers will receive a monetary monthly incentive based on the amount of sales generated from their marketing of the funds, and that incentive will differ depending on the product category of the fund. Each fund is assigned to one of three product categories -- "Strategic," "Tactical" or "all other funds" -- taking into consideration, among other things, the following criteria, where applicable:

o The Fund's consistency with DWS Investments' branding and long-term strategy;
o        The Fund's competitive performance;
o        The Fund's Morningstar rating;
o The length of time the Fund's Portfolio Managers have managed the Fund/Strategy;
o        Market size for the fund category;
o        The Fund's size, including sales and redemptions of the Fund's shares.

This information and other factors are presented to a committee comprised of representatives from various groups within DWS Investments, who review on a quarterly basis the funds assigned to each product category described above, and make any changes to those assignments at that time. No one factor, whether positive or negative, determines a fund's placement in a given category; all these factors together are considered, and the designation of funds in the Strategic and Tactical categories represents management's judgment based on the above criteria. In addition, management may consider a fund's profile over the course of several review periods before making a change to its category assignment. These category assignments will be posted quarterly to the DWS funds' Web site at www.dws-investments.com, approximately one month after the end of each quarter. DWS Investments Wholesalers receive the highest compensation for Strategic funds, less for Tactical funds and the lowest for all other funds. The level of compensation among these categories may differ significantly.

The prospect of receiving, or the receipt of, additional compensation by a DWS Investments Wholesaler under the Plan may provide an incentive to favor marketing the Strategic or Tactical funds over all other funds. The Plan, however, will not change the price that investors pay for shares of a fund. The DWS Investments Compliance Department monitors DWS Investments Wholesaler sales and other activity in an effort to detect unusual activity in the context of the compensation structure under the Plan. However, investors may wish to take the Plan and the product category of the fund into account when considering purchasing a fund or evaluating any recommendations relating to fund shares.

Telephone and Electronic Transaction Procedures. Shareholders have various telephone, Internet, wire and other electronic privileges available. The Fund or its agents will not be liable for any losses, expenses or costs arising out of fraudulent or unauthorized instructions pursuant to these privileges if the Fund or its agents reasonably believe, based upon reasonable verification procedures, that the instructions were genuine. Verification procedures include recording instructions, requiring certain identifying information before acting upon instructions and sending written confirmations. During periods when it is difficult to contact the Shareholder Service Agent, it may be difficult to use telephone, wire and other privileges.

Purchases

The Fund reserves the right to withdraw all or any part of the offering made by its prospectuses and to reject purchase orders for any reason. Also, from time to time, the Fund may temporarily suspend the offering of its shares to new investors. During the period of such suspension, persons who are already shareholders of the Fund may be permitted to continue to purchase additional shares and to have dividends reinvested.

To help the government fight the funding of terrorism and money laundering activities, federal law requires all financial institutions to obtain, verify and record information that identifies each person who opens an account. For more information, please see "Policies You Should Know About" in the Fund's prospectuses.

The Fund reserves the right to waive the minimum account balance requirement for employee and director accounts.

Revenue Sharing


In light of recent regulatory developments, the Advisor, the Distributor and their affiliates have undertaken to furnish certain additional information below regarding the level of payments made by them to selected affiliated and unaffiliated brokers, dealers, participating insurance companies or other financial intermediaries ("financial advisors") in connection with the sale and/or distribution of Fund shares or the retention and/or servicing of investors and Fund shares ("revenue sharing").

The Advisor, the Distributor and/or their affiliates may pay additional compensation, out of their own assets and not as an additional charge to each Fund, to financial advisors in connection with the sale and/or distribution of Fund shares or the retention and/or servicing of Fund investors and Fund shares. Such revenue sharing payments are in addition to any distribution or service fees payable under any Rule 12b-1 or service plan of any fund, any record keeping/sub-transfer agency/networking fees payable by each Fund (generally through the Distributor or an affiliate) and/or the Distributor to certain financial advisors for performing such services and any sales charges, commissions, non-cash compensation arrangements expressly permitted under applicable rules of FINRA or other concessions described in the fee table or elsewhere in the Prospectuses or the SAI as payable to all financial advisors. For example, the Advisor, the Distributor and/or their affiliates may compensate financial advisors for providing each Fund with "shelf space" or access to a third party platform or fund offering list, or other marketing programs including, without limitation, inclusion of each Fund on preferred or recommended sales lists, mutual fund "supermarket" platforms and other formal sales programs; granting the Distributor access to the financial advisor's sales force; granting the Distributor access to the financial advisor's conferences and meetings; assistance in training and educating the financial advisor's personnel; and, obtaining other forms of marketing support. The level of revenue sharing payments made to financial advisors may be a fixed fee or based upon one or more of the following factors: gross sales, current assets and/or number of accounts of each Fund attributable to the financial advisor, the particular fund or fund type or other measures as agreed to by the Advisor, the Distributor and/or their affiliates and the financial advisors or any combination thereof. The amount of these payments is determined at the discretion of the Advisor, the Distributor and/or their affiliates from time to time, may be substantial, and may be different for different financial advisors based on, for example, the nature of the services provided by the financial advisor.

The Advisor, the Distributor and/or their affiliates currently make revenue sharing payments from their own assets in connection with the sale and/or distribution of DWS Fund shares, or the retention and/or servicing of investors, to financial advisors in amounts that generally range from .01% up to .50% of assets of the Fund serviced and maintained by the financial advisor, .05% to ..25% of sales of the Fund attributable to the financial advisor, a flat fee of $13,350 up to $500,000, or any combination thereof. These amounts are annual figures typically paid on a quarterly basis and are subject to change at the discretion of the Advisor, the Distributor and/or their affiliates. Receipt of, or the prospect of receiving, this additional compensation, may influence your financial advisor's recommendation of this Fund or of any particular share class of the Fund. You should review your financial advisor's compensation disclosure and/or talk to your financial advisor to obtain more information on how this compensation may have influenced your financial advisor's recommendation of this Fund.

The Advisor, the Distributor and/or their affiliates may also make such revenue sharing payments to financial advisors under the terms discussed above in connection with the distribution of both DWS funds and non-DWS funds by financial advisors to retirement plans that obtain record keeping services from ADP, Inc. on the DWS Scudder branded retirement plan platform (the "Platform") with the level of revenue sharing payments being based upon sales of both the DWS funds and the non-DWS funds by the financial advisor on the Platform or current assets of both the DWS funds and the non-DWS funds serviced and maintained by the financial advisor on the Platform.

As of the date hereof, each Fund has been advised that the Advisor, the Distributor and their affiliates expect that the following firms will receive revenue sharing payments at different points during the coming year as described above:

Channel: Broker-Dealers and Financial Advisors
----------------------------------------------
AIG Advisors Group
Ameriprise
Cadaret, Grant & Co. Inc.
Capital Analyst, Incorporated
Citigroup Global Markets, Inc. (dba Smith Barney)
Commonwealth Equity Services, LLP (dba Commonwealth Financial Network) Deutsche Bank Group
Ensemble Financial Services
First Allied Securities
First Clearing/Wachovia Securities
HD Vest Investment Securities, Inc.
ING Advisors Network
John Hancock Distributors LLC
LPL Financial
M.L. Stern & Co.
Meridien Financial Group
Merrill Lynch, Pierce, Fenner & Smith Inc.
Morgan Stanley
Oppenheimer & Co., Inc.
PlanMember Services
Raymond James & Associates
Raymond James Financial Services
RBC Dain Rauscher, Inc
Securities America, Inc.
UBS Financial Services
Wells Fargo Investments, LLC

Channel: Cash Product Platform
------------------------------
Allegheny Investments LTD
Bank of New York (Hare & Co.)
Brown Brothers Harriman
Brown Investment Advisory & Trust Company
Cadaret Grant & Co.
Chicago Mercantile Exchange
D.A. Davidson & Company
Deutsche Bank Group
Emmett A. Larkin Company
Fiduciary Trust Co. - International
First Southwest Company
J.P. Morgan Clearing Corp.
Legent Clearing LLC
Lincoln Investment Planning
LPL Financial
Mellon Financial Markets LLC
Mesirow Financial, Inc.
Penson Financial Services
Pershing Choice Platform
ProFunds Distributors, Inc.
Ridge Clearing & Outsourcing Solutions
Robert W. Baird & Co.
Romano Brothers and Company
SAMCO Capital Markets
Smith Moore & Company
Sungard Institutional Brokerage Inc.
Treasury Curve LLC
US Bancorp
UBS Financial Services
William Blair & Company

Channel: Third Party Insurance Platforms
----------------------------------------
Allstate Life Insurance Company of New York
Ameritas Life Insurance Group
Annuity Investors Life Insurance Company
Columbus Life Insurance Company
Commonwealth Annuity and Life Insurance Company
Companion Life Insurance Company
Connecticut General Life Insurance Company
Farmers New World Life Insurance Company
Fidelity Security Life Insurance Company
First Allmerica Financial Life Insurance Company
First Great West Life and Annuity Company
Genworth Life Insurance Company of New York
Genworth Life and Annuity Insurance Company
Great West Life and Annuity Insurance Company
Hartford Life Insurance Company
Integrity Life Insurance Company
John Hancock Life Insurance companies
Kemper Investors Life Insurance Company
Lincoln Benefit Life Insurance Company
Lincoln Life & Annuity Company of New York
Lincoln National Life Insurance Company
Massachusetts Mutual Life Insurance Group
MetLife Group
Minnesota Life Insurance Company
National Life Insurance Company
National Integrity Life Insurance Company
Nationwide Group
New York Life Insurance and Annuity Corporation
Phoenix Life Insurance Company
Protective Life Insurance
Provident Mutual Life Insurance
Prudential Insurance Company of America
Sun Life Group
Symetra Life Insurance Company
Transamerica Life Insurance Company
Union Central Life Insurance Company
United of Omaha Life Insurance Company
United Investors Life Insurance Company
Western Southern Life Assurance Company

Any additions, modifications or deletions to the financial advisors identified above that have occurred since the date hereof are not reflected.

The Advisor, the Distributor or their affiliates may enter into additional revenue sharing arrangements or change or discontinue existing arrangements with financial advisors at any time without notice.

The prospect of receiving, or the receipt of additional compensation or promotional incentives described above by financial advisors may provide such financial advisors and/or their salespersons with an incentive to favor sales of shares of the DWS funds or a particular DWS fund over sales of shares of mutual funds (or non-mutual fund investments) with respect to which the financial advisor does not receive additional compensation or promotional incentives, or receives lower levels of additional compensation or promotional incentives. Similarly, financial advisors may receive different compensation or incentives that may influence their recommendation of any particular share class of the Fund or of other funds. These payment arrangements, however, will not change the price that an investor pays for Fund shares or the amount that the Fund receives to invest on behalf of an investor and will not increase Fund expenses. You may wish to take such payment arrangements into account when considering and evaluating any recommendations relating to Fund shares and you should discuss this matter with your financial advisor and review your financial advisor's disclosures.

It is likely that broker-dealers that execute portfolio transactions for the Fund will include firms that also sell shares of the DWS funds to their customers. However, the Advisor will not consider sales of DWS fund shares as a factor in the selection of broker-dealers to execute portfolio transactions for the DWS funds. Accordingly, the Advisor has implemented policies and procedures reasonably designed to prevent its traders from considering sales of DWS fund shares as a factor in the selection of broker-dealers to execute portfolio transactions for the Fund. In addition, the Advisor, the Distributor and/or their affiliates will not use fund brokerage to pay for their obligation to provide additional compensation to financial advisors as described above.




Redemptions

The Fund may suspend the right of redemption or delay payment more than seven days (a) during any period when the Exchange is closed other than customary weekend and holiday closings or during any period in which trading on the Exchange is restricted, (b) during any period when an emergency exists as a result of which (i) disposal of the Fund's investments is not reasonably practicable, or (ii) it is not reasonably practicable for the Fund to determine the value of its net assets, or (c) for such other periods as the SEC may by order permit for the protection of the Fund's shareholders.

A request for repurchase (confirmed redemption) may be communicated by a shareholder through a financial services firm to DIDI, which firm must promptly submit orders to be effective.

Redemption requests must be unconditional. Redemption requests (and a stock power for certificated shares) must be duly endorsed by the account holder. As specified in the prospectuses, signatures may need to be guaranteed by a commercial bank, trust company, savings and loan association, federal savings bank, member firm of a national securities exchange or other financial institution permitted by SEC rule. Additional documentation may be required, particularly from institutional and fiduciary account holders, such as corporations, custodians (e.g., under the Uniform Transfers to Minors Act), executors, administrators, trustees or guardians.

If the proceeds of the redemption are $100,000 or less and the proceeds are payable to the shareholder of record at the address of record, normally a telephone request or a written request by any one account holder without a signature guarantee is sufficient for redemptions by individual or joint account holders, and trust, executor and guardian account holders, provided the trustee, executor or guardian is named in the account registration. Other institutional account holders may exercise this special privilege of redeeming shares by telephone request or written request without signature guarantee subject to the same conditions as individual account holders, provided that this privilege has been pre-authorized by the institutional account holder by written instruction to the Shareholder Service Agent with signatures guaranteed. This privilege may not be used to redeem shares held in certificated form and may not be used if the shareholder's account has had an address change within 15 days of the redemption request.

Wires. Delivery of the proceeds of a wire redemption of $250,000 or more may be delayed by the Fund for up to seven days if the Fund or the Shareholder Service Agent deems it appropriate under then-current market conditions. The ability to send wires is limited by the business hours and holidays of the firms involved. The Fund is not responsible for the efficiency of the federal wire system or the account holder's financial services firm or bank. The account holder is responsible for any charges imposed by the account holder's firm or bank. To change the designated account to receive wire redemption proceeds, send a written request to the Fund Shareholder Service Agent with signatures guaranteed as described above or contact the firm through which Fund shares were purchased.


Automatic Withdrawal Plan. The owner of $5,000 or more of a class of the Fund's shares at the offering price may provide for the payment from the owner's account of any requested dollar amount to be paid to the owner or a designated payee monthly, quarterly, semiannually or annually. The $5,000 minimum account size is not applicable to Individual Retirement Accounts ("IRAs"). The minimum periodic payment is $50. Shares are redeemed so that the payee should receive payment approximately the first of the month. Investors using this Plan must reinvest Fund distributions.

In-kind Redemptions. The Fund reserves the right to honor any request for redemption or repurchase by making payment in whole or in part in readily marketable securities. These securities will be chosen by the Fund and valued as they are for purposes of computing the Fund's net asset value. A shareholder may incur transaction expenses in converting these securities to cash. For federal income tax purposes, a redemption in-kind is treated in the same manner as a redemption for cash.


Checkwriting. All new investors and existing shareholders who apply for checks may use them to pay any person for not more than $5 million. Shareholders should not write redemption checks in an amount less than $250 since a $10 service fee is charged. By using the checks, the shareholder will receive daily dividend credit on his or her shares until the check has cleared the banking system. Investors who purchased shares by check may write checks against those shares only after they have been on the Fund's book for ten business days. Shareholders who use this service may also use other redemption procedures. No shareholder may write checks against certificated shares. The share class pays the bank charges for this service. However, the Fund will review the cost of operation periodically and reserve the right to determine if direct charges to the persons who avail themselves of this service would be appropriate. The Fund, DWS Investments Service Company and UMB Bank reserve the right at any time to suspend or terminate the Checkwriting procedure.

This privilege may not be available through some firms that distribute shares of the Fund. In addition, firms may impose minimum balance requirements in order to offer this feature. Firms may also impose fees to investors for this privilege or establish variations of minimum check amounts.

Unless one signer is authorized on the Account Application, Redemption Checks must be signed by all account holders. Any change in the signature authorization must be made by written notice to the Shareholder Service Agent. Shares purchased by check or through certain Automated Clearing House ("ACH") transactions may not be redeemed by Redemption Check until the shares have been owned for at least 10 days. Shareholders may not use this procedure to redeem shares held in certificated form. The Fund reserves the right to terminate or modify this privilege at any time.

The Fund may refuse to honor Redemption Checks whenever the right of redemption has been suspended or postponed, or whenever the account is otherwise impaired. A $10 service fee will be charged when a Redemption Check is presented to redeem Fund shares in excess of the value of a Fund account or in an amount less than $250; when a Redemption Check is presented that would require redemption of shares that were purchased by check or certain ACH transactions within 10 days; or when "stop payment" of a Redemption Check is requested.

Redemption by Check/ACH Debit Disclosure. The Fund accepts ACH debit entries for accounts that have elected the checkwriting redemption privilege. An example of an ACH debit is a transaction in which you have given your insurance company, mortgage company, credit card company, utility company, health club, etc., the right to withdraw your monthly payment from your fund account or the right to convert your mailed check into an ACH debit. Sometimes, you may give a merchant from whom you wish to purchase goods the right to convert your check to an ACH debit. You may also authorize a third party to initiate an individual payment in a specific amount from your account by providing your account information and authorization to such third party via the Internet or telephone. You authorize the Fund upon receipt of an ACH debit entry referencing your account number, to redeem Fund shares in your account to pay the entry to the third party originating the debit. The Fund will make the payment on the basis of the account number that you provide to your merchant and will not compare this account number with the name on the account. The Fund, the Transfer Agent, the Shareholder Service Agent or any other person or system handling the transaction are not required to determine if there is a discrepancy between the name and the account number shown on the transfer instructions.

The payment of any ACH debit entry will be subject to sufficient funds being available in the designated account; the Fund will not be able to honor an ACH debit entry if sufficient funds are not available. ACH debit entry transactions to your fund account should not be initiated or authorized by you in amounts exceeding the amount of Shares of the Fund then in the account and available for redemption. The Fund may refuse to honor ACH debit entry transactions whenever the right of redemption has been suspended or postponed, or whenever the account is otherwise impaired. Your Fund account statement will show any ACH debit entries in your account; you will not receive any other separate notice. (Merchants are permitted to convert your checks into ACH debits only with your prior consent.)

You may authorize payment of a specific amount to be made from your account directly by the Fund to third parties on a continuing periodic basis. To arrange for this service, you should contact the person or company you will be paying. Any preauthorized transfers will be subject to sufficient funds being available in the designated account. A preauthorized transfer will continue to be made from the account in the same amount and frequency as initially established until you terminate the preauthorized transfer instructions with the person or company whom you have been paying. If regular preauthorized payments may vary in amount, the person or company you are going to pay should tell you ten (10) days before each payment will be made and how much the payment will be. If you have told the Fund in advance to make regular payments out of your account, you may stop any of these payments by writing or calling your financial advisor or investment firm in time for them to receive your request three (3) business days or more before the payment is scheduled to be made. If you call, the Fund may also require that you put your request in writing so that the Fund will receive it within 14 days after you call. If you order the Fund to stop one of these payments three (3) business days or more before the transfer is scheduled and the Fund does not do so, the Fund will be liable for your loss or damages but not in an amount exceeding the amount of the payment. A stop payment order will stop only the designated periodic payment. If you wish to terminate the periodic preauthorized transfers, you should do so with the person or company to whom you have been making payments.

In case of errors or questions about your ACH debit entry transactions please contact your financial advisor or investment firm as soon as possible if you think your statement is wrong or shows an improper transfer or if you need more information about a transfer listed on the statement. The Shareholder Service Agent must hear from you no later than 60 days after the Fund sent you the first fund account statement on which the problem or error appeared. If the Shareholder Service Agent is not notified by you within sixty (60) days after the Fund sends you the account statement, you may not get back any money you have lost, and you may not get back any additional money you lose after the sixty (60) days if the Fund or Shareholder Service Agent could have stopped someone from taking that money if you had notified the Shareholder Service Agent in time.

Tell us your name and account number. Describe the error or the transfer you are unsure about, and explain why you believe it is an error or why you need more information. Tell us the dollar amount of the suspected error. If you tell the Shareholder Service Agent orally, the Shareholder Service Agent may require that you send your complaint or questions in writing within ten (10) business days. The Shareholder Service Agent will determine whether an error occurred within ten (10) business days after it hears from you and will correct any error promptly. If the Shareholder Service Agent needs more time, however, it may take up to 45 days (90 days for certain types of transactions) to investigate your complaint or question. If the Shareholder Service Agent decides to do this, your account will be credited with escrowed Fund shares within ten (10) business days for the amount you think is in error so that you will have the use of the money during the time it takes the Shareholder Service Agent to complete its investigation. If the Shareholder Service Agent asks you to put your complaint or questions in writing and the Shareholder Service Agent does not receive it within ten (10) business days, your account may not be credited. The Shareholder Service Agent will tell you the results within three (3) business days after completing its investigation. If the Shareholder Service Agent determines that there was no error, the Shareholder Service Agent will send you a written explanation. You may ask for copies of documents that were used by the Shareholder Service Agent in the investigation.

In the event the Fund, the Transfer Agent or the Shareholder Service Agent does not complete a transfer from your account on time or in the correct amount according to the Fund's agreement with you, the Fund may be liable for your losses or damages. The Fund will not be liable to you if (i) there are not sufficient funds available in your account, (ii) circumstances beyond our control (such as fire or flood or malfunction of equipment) prevent the transfer, (iii) you or another shareholder have supplied a merchant with incorrect account information, or (iv) a merchant has incorrectly formulated an ACH debit entry. In any case, the Fund's liability shall not exceed the amount of the transfer in question.

The Fund, the Transfer Agent or the Shareholder Service Agent will disclose information to third parties about your account or the transfers you make: (1) where it is necessary for completing the transfers, (2) in order to verify the existence or condition of your account for a third party such as a credit bureau or a merchant, (3) in order to comply with government agencies or court orders or (4) if you have given the Fund written permission.

The acceptance and processing of ACH debit entry transactions is established solely for your convenience and the Fund reserves the right to suspend, terminate or modify your ability to redeem Fund shares by ACH debit entry transactions at any time. ACH debit entry transactions are governed by the rules of the National Automated Clearing House Association ("NACHA") Operating Rules and any local ACH operating rules then in effect, as well as Regulation E of the Federal Reserve Board.

Exchanges


Shareholders may request a taxable exchange of their shares for shares of the corresponding class of certain other DWS funds without imposition of a sales charge, subject to the provisions below. For purposes of calculating any CDSC, amounts exchanged retain their original cost and purchase date.

Shareholders who exchange their shares out of a DWS money market fund (not including shares acquired by dividend reinvestment or by exchange from Class A shares of another DWS fund) into Class A shares of certain other DWS funds, will generally be subject to the applicable sales charge.

Certain DWS funds may not be available to shareholders on an exchange. To learn more about which DWS funds may be available on exchange, please contact your financial services firm or visit our Web site at: www.dws-investments.com or call (800) 730-1313.

Shareholders may obtain prospectus(es) of the DWS fund they are exchanging into from dealers, other firms or DIDI.




Automatic Exchange Plan. The owner of $1,000 or more of any class of shares of a DWS Fund may authorize the automatic exchange of a specified amount ($50 minimum) of such shares for shares of the same class of another such DWS Fund. Exchanges will be made automatically until the shareholder or the Fund terminates the privilege. Exchanges are subject to the terms and conditions described above.



Purchase of Institutional Shares. Information on how to buy Institutional Shares is set forth in the section entitled "Buying and Selling Shares" in the Fund's prospectus. The following supplements that information. The minimum initial investment for Institutional Shares is $100,000. The minimum initial investment may be waived in certain circumstances. The minimum amounts may be changed at any time in management's discretion.


Dividends are declared daily and paid monthly. Shareholders will receive dividends in additional shares unless they elect to receive cash. Dividends will be reinvested monthly in shares of the Fund at the net asset value normally on the last business day of the month. The Fund will pay shareholders who redeem their entire accounts all unpaid dividends at the time of the redemption not later than the next dividend payment date. Upon written request to the Shareholder Service Agent, a shareholder may elect to have Fund dividends invested without sales charge in shares of another DWS Mutual Fund offering this privilege at the net asset value of such other fund. If a shareholder has elected to reinvest any dividends and/or other distributions, such distributions will be made in shares of the Fund and confirmations will be mailed to each shareholder. If a shareholder has chosen to receive cash, a check will be sent. Distributions of net investment income and net realized capital gains are treated the same for federal income tax purposes, whether made in shares or cash.


Each distribution is accompanied by a brief explanation of the form and character of the distribution. The characterization of distributions on such correspondence may differ from the characterization for federal income tax purposes. In January of each year the Fund issues to each shareholder a statement of the federal income tax status of all distributions in the prior calendar year.


The Fund may at any time vary its foregoing dividend practices and, therefore, reserves the right from time to time to either distribute or retain for reinvestment such of its net investment income (which includes its net short-term capital gains) and net long-term capital gains as its Board determines appropriate under the then current circumstances. In particular, and without limiting the foregoing, the Fund may make additional distributions of net investment income or net capital gain income in order to satisfy the minimum distribution requirements contained in the Internal Revenue Code of 1986, as amended (the "Code").


                                 NET ASSET VALUE


The Fund values its portfolio instruments at amortized cost, which does not take into account unrealized capital gains or losses. This involves initially valuing an instrument at its cost and thereafter assuming a constant amortization to maturity of any discount or premium, regardless of the impact of fluctuating interest rates on the market value of the instrument. While this method provides certainty in valuation, it may result in periods during which value, as determined by amortized cost, is higher or lower than the price the Fund would receive if it sold the instrument. Calculations are made to compare the value of the Fund's investments valued at amortized cost with market values. Market valuations are obtained by using actual quotations provided by market makers, estimates of market value, or values obtained from yield data relating to classes of money market instruments published by reputable sources at the mean between the bid and asked prices for the instruments. In accordance with Board approved procedures, in the event market quotations are not readily available for certain portfolio assets, for purposes of the market value comparison, the fair value of such portfolio assets will be determined by the Fund's Pricing Committee (or, in some cases, the Board's Valuation Committee). If a deviation of 1/2 of 1% or more were to occur between the net asset value per share calculated by reference to market values and the Fund's $1.00 per share net asset value, or if there were any other deviation that the Board of Trustees of the Fund believed would result in a material dilution to shareholders or purchasers, the Board of Trustees would promptly consider what action, if any, should be initiated. If the Fund's net asset value per share (computed using market values) declined, or were expected to decline, below $1.00 (computed using amortized cost), the Board of Trustees of the Fund might temporarily reduce or suspend dividend payments in an effort to maintain the net asset value at $1.00 per share. As a result of such reduction or suspension of dividends or other action by the Board of Trustees, an investor would receive less income during a given period than if such a reduction or suspension had not taken place. Such action could result in investors receiving no dividend for the period during which they hold their shares and receiving, upon redemption, a price per share lower than that which they paid. On the other hand, if the Fund's net asset value per share (computed using market values) were to increase, or were anticipated to increase above $1.00 (computed using amortized cost), the Board of Trustees of the Fund might supplement dividends in an effort to maintain the net asset value at $1.00 per share. Redemption orders received in connection with the administration of checkwriting programs by certain dealers or other financial services firms prior to the determination of the Fund's net asset value also may be processed on a confirmed basis in accordance with the procedures established by DIDI.




                                      TAXES

Certain Federal Income Tax Matters

The following is intended to be a general summary of certain US federal income tax consequences of investing in the Fund. It is not intended as a complete discussion of all such consequences, nor does it purport to deal with all categories of investors. This discussion reflects the applicable tax laws of the United States as of the date of this SAI, which tax laws may change or be subject to new interpretations by the courts or the IRS, possibly with retroactive effect. Investors are therefore advised to consult with their tax advisors before making an investment in the Fund.


The Fund has elected to be treated as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"), and has qualified as such since its inception. The Fund intends to continue to so qualify in each taxable year so that it will not be subject to federal income tax on the income and gains that it distributes to shareholders. In order to qualify as a regulated investment company, the Fund must meet certain requirements regarding the source of its income, the diversification of its assets and the distribution of its net investment income. The Fund is required to distribute to its shareholders at least 90 percent of the sum of its investment company taxable income (as that term is defined in the Code without regard to the deduction for dividends paid - generally, taxable ordinary income and net short-term capital gains) and net tax-exempt interest income and generally is not subject to federal income tax to the extent that it distributes annually such net investment income and net realized capital gain in the manner required under the Code. Distributions of net investment income by the Fund, unless net tax-exempt interest income or otherwise exempt, are generally expected to be taxable to shareholders as ordinary income.

If for any taxable year the Fund does not qualify for the special federal income tax treatment afforded regulated investment companies, all of its taxable income will be subject to federal income tax at regular corporate rates (without any deduction for distributions to its shareholders), and all distributions from earnings and profits, including any distributions of net tax-exempt income and net long-term capital gains, will be taxable to shareholders as dividends. Such dividends, however, would generally be eligible (i) to be treated as "qualified dividend income" in the case of individual and other noncorporate shareholders, and (ii) for the 70% dividends received deduction in the case of corporate shareholders. In addition, the Fund could be required to recognize unrealized gains, pay substantial taxes and interest charges and make substantial distributions before requalifying as a regulated investment company that is accorded special federal income tax treatment.

The Fund is subject to a nondeductible 4% federal excise tax on amounts required to be but not distributed under a prescribed formula. The formula requires payment to shareholders during a calendar year of distributions representing at least 98% of the Fund's taxable ordinary income for the calendar year and at least 98% of the excess of its capital gains over capital losses realized during the one-year period ending October 31 (in most cases) of such year as well as amounts that were neither distributed nor taxed to the Fund during any prior calendar year. Although the Fund's distribution policies should enable it to avoid excise tax liability, the Fund may retain (and be subject to income and excise tax on) a portion of its capital gains or other income if it appears to be in the interest of the Fund.

Subchapter M of the Code permits the character of tax-exempt interest distributed by a regulated investment company to flow-through as tax-exempt interest to its shareholders, provided that at least 50% of the value of the Fund's assets at the end of each quarter of the taxable year is invested in state, municipal and other obligations the interest on which is excluded from gross income under Section 103(a) of the Code. The Fund intends to satisfy this 50% requirement in order to permit distributions of tax-exempt interest to be treated as such for federal income tax purposes in the hands of its shareholders. These distributions may be subject to the individual or corporate federal alternative minimum tax. Discount from certain stripped tax-exempt obligations or their coupons may be taxable.

Since the Fund seeks to maintain a stable share price, you are unlikely to have a gain when you sell shares. However, gain or loss, if any, resulting from the sale or exchange of Fund shares generally would be treated as capital gain or loss. If a shareholder held such shares for more than one year, the gain or loss will generally be a long-term capital gain or loss. Long-term capital gain rates applicable to individuals and other noncorporate shareholders have been temporarily reduced to a maximum rate of 15% with lower rates applying to taxpayers in the 10% and 15% rate federal income tax brackets, for taxable years beginning on or before December 31, 2010. The gain or loss on shares for one year or less will generally be treated as short-term capital gain or loss. However, any loss realized upon the redemption of shares held for six months or less at the time of redemption will be treated as a long-term capital loss to the extent of any amounts treated as distributions of long-term capital gain during such six-month period. Furthermore, any loss from the sale or redemption of shares held six months or less generally will be disallowed to the extent that tax-exempt interest dividends were paid on such shares. All or a portion of any loss realized upon the redemption of shares of the Fund will be disallowed if shares of the Fund or substantially identical stock or securities are acquired (through reinvestment of dividends or otherwise) within 30 days before or after the disposition. In such a case, the basis of the newly acquired shares will be adjusted to reflect the disallowed loss. A shareholder's ability to utilize capital losses may be limited by the Code.

Under the backup withholding provisions of the Code, redemption proceeds as well as distributions (including exempt-interest dividends) may be subject to federal income tax withholding for certain shareholders, including those who fail to furnish the Fund with their correct taxpayer identification numbers and certifications as to their federal income tax status.

Interest on indebtedness incurred by shareholders to purchase or carry shares of the Fund will not be deductible for federal income tax purposes to the extent that the Fund distributes exempt-interest dividends during the taxable year. Under rules used by the IRS to determine when borrowed funds are used for the purpose of purchasing or carrying particular assets, the purchase of shares may be considered to have been made with borrowed funds even though the borrowed funds are not directly traceable to the purchase of shares.


Section 147(a) of the Code prohibits exemption from federal income taxation of interest on certain governmental obligations to persons who are "substantial users" (or persons related thereto) of facilities financed by such obligations. The Fund has not undertaken any investigation as to the users of the facilities financed by bonds in its portfolio.

Tax legislation in recent years has included several provisions that may affect the supply of, and the demand for, tax-exempt bonds, as well as the tax-exempt nature of interest paid thereon. It is not possible to predict with certainty the effect of these recent tax law changes upon the tax-exempt bond market, including the availability of obligations appropriate for investment, nor is it possible to predict any additional restrictions that may be enacted in the future.


"Exempt-interest" dividends are included as income for purposes of determining whether the amount of a shareholder's total social security benefits and railroad retirement benefits are subject to federal income tax.


Investors are advised to consult their own tax advisors with respect to their own circumstances of the above-described general federal income taxation rules and with respect to other federal, state and local tax consequences before making an investment in the Fund.


Certain California State Income Taxation Matters

In any year in which the Fund qualifies as a regulated investment company under Subchapter M of the Code and is exempt from federal income tax on the income and gains it distributes to its shareholders, the Fund will also be relieved of liability for California state franchise and corporate income tax to the extent its earnings are distributed to its shareholders. The Fund may be taxed on its undistributed taxable income (including interest income on California municipal securities for franchise tax purposes). If for any year the Fund does not qualify for the special tax treatment afforded regulated investment companies, then all of the Fund's taxable income may be subject to California state franchise or income tax at regular corporate rates.


If at the close of each quarter of its taxable year, at least 50% of the value of the total assets of a regulated investment company (or series thereof) consists of obligations the interest on which, if held by an individual, is exempt from taxation by California, then the regulated investment company (or series thereof) will be qualified to pay dividends exempt from California personal income tax (hereinafter referred to as "California exempt-interest dividends"). The Fund intends to qualify under the above requirements so it can pay California exempt-interest dividends. However, if the Fund fails to so qualify, then no part of its dividends to shareholders will be exempt from California personal income tax.

Within 60 days after the close of its taxable year, the Fund will notify each shareholder of the portion of the dividends paid by the Fund with respect to such taxable year which is exempt from California state personal income tax. Interest on obligations of Puerto Rico and other US possessions, as well as interest on obligations of the State of California or its political subdivisions, may be distributed as California exempt-interest dividends. Distributions from the Fund which are attributable to sources other than those described in the preceding sentence generally are taxable to such shareholders as ordinary income. However, distributions derived from interest on US Government obligations, if any, may also be designated by the Fund and treated by shareholders as exempt under the California personal income tax provided the 50% requirement of the preceding paragraph is satisfied.

To the extent, if any, dividends paid to shareholders of the Fund are derived from the excess of net long-term capital gains over net short-term capital losses, such dividends will not constitute California exempt-interest dividends. Such dividends will generally be taxed as long-term capital gains under rules similar to those regarding the treatment of capital gain dividends for federal income tax purposes; provided that California has not adopted the federal rule that allows a regulated investment company to elect to treat such capital gains as having been distributed even though no capital gain dividend has actually been paid. In the case where the Fund makes this election for federal income tax purposes, any such capital gains may be subject to tax at the Fund level for California franchise or corporate income tax purposes.

Shares of the Fund are not subject to the California property tax.


Interest on indebtedness incurred or continued by shareholders to purchase or carry shares of the Fund is not deductible for California personal income tax purposes. Because the Fund seeks to maintain a stable share price, shareholders are unlikely to have a gain or loss when they sell Fund shares. However, any loss realized by a shareholder of the Fund upon the sale of shares held for six months or less may be disallowed to the extent of any exempt-interest dividends received with respect to such shares. Moreover, any loss realized upon the redemption of shares within six months from the date of purchase of such shares and following receipt of a long-term capital gains distribution on such shares is treated as long-term capital loss to the extent of such long-term capital gains distribution. Finally, any loss realized upon the redemption or other disposition of shares may be disallowed under the "wash sale" rules if within a period beginning 30 days before and ending 30 days after the redemption or other disposition of other shares of the Fund or other substantially identical stock or securities are acquired.

The foregoing is only a summary of some of the important California state personal income tax considerations generally affecting the Fund and its shareholders. No attempt is made to present a detailed explanation of the California state personal income tax treatment of the Fund or its shareholders, and this discussion is not intended as a substitute for careful planning. Further, it should be noted that the portion of the Fund dividends constituting California exempt-interest dividends is excludable for California state personal income tax only. Any dividends paid to shareholders subject to California state franchise or California state corporate income tax may therefore be taxed as ordinary dividends to such shareholders notwithstanding that all or a portion of dividends is exempt from California state personal income tax. Accordingly, potential investors in the Fund, including, in particular, corporate investors which may be subject to either California franchise tax or California corporate income tax, should consult their tax advisors with respect to the application of such taxes to the receipt of Fund dividends and as to their own California state tax situation, in general.

Tax-Exempt Versus Taxable Yield. You may want to determine which investment -- tax-exempt or taxable -- will provide you with a higher after-tax return. To determine the taxable equivalent yield, simply divide the yield from the tax-exempt investment by the sum of 1 minus your marginal tax rate. The tables below are provided for your convenience in making this calculation for selected tax-exempt yields and taxable income levels. These yields are presented for purposes of illustration only and are not representative of any yield that the Fund may generate. Both tables are based upon current law as to the 2008 tax rates schedules.


CALIFORNIA
Tax Equivalent Yields
2008 California and Federal Personal Income Tax Rates


                                                               Combined
                                                              California
                                                  Effective       and
                                      Effective    Federal      Federal
   Taxable Income Single*              CA Rate       Rate     Tax Bracket
   ----------------------              -------       ----     -----------
        Over           But not over
        ----           ------------
      $37,233               $47,055         8%         25%          31%
     $47,055               $78,850       9.3%         25%       31.98%
     $78,850              $164,550       9.3%         28%        34.7%
    $164,550              $357,700       9.3%         33%       39.23%
 Over $357,700                           9.3%         35%       41.05%



                                                                      Combined
                                                      Effective      California
                                         Effective     Federal      and Federal
       Taxable Income Joint*              CA Rate       Rate        Tax Bracket
       ---------------------              -------       ----        -----------
           Over              But not over
           ----              ------------

        $53,642                $65,100       6%           15%             20.1%
        $65,100                $74,466       6%           25%             29.5%
        $74,466                $94,110       8%           25%            31.00%
        $94,110               $131,450     9.3%           25%            31.98%
       $131,450               $200,300     9.3%           28%            34.70%
       $200,300               $357,700     9.3%           33%            39.23%
  Over $357,700                            9.3%           35%            41.05%


* Brackets based on 2007 federal brackets combined with 2008 California brackets.

If your combined federal and state effective rate in 2008 is:

                                  20.1%           29.5%          31%           31.98%          34.7%          39.23%        41.05%

to match these tax-free yields:   Your taxable investment would have to earn the following yield:
2.00%                                2.5%          2.84%         2.90%           2.94%           3.06%         3.29%          3.39%
3.00%                               3.75%          4.26%         4.35%           4.41%           4.59%         4.94%          5.09%
4.00%                               5.01%          5.67%         5.80%           5.88%           6.13%         6.58%          6.78%
5.00%                               6.26%          7.09%         7.25%           7.35%           7.66%         8.23%          8.48%
6.00%                               7.51%          8.51%         8.70%           8.82%           9.19%         9.87%         10.18%
7.00%                               8.76%          9.93%        10.14%          10.29%          10.72%        11.52%         11.87%
8.00%                              10.01%         11.35%        11.59%          11.76%          12.25%        13.16%         13.57%
9.00%                              11.26%         12.77%        13.04%          13.23%          13.78%        14.81%         15.27%


Please note:

1) This chart does not take into consideration any local or city tax rates.

2) The effective state and federal tax rates are calculated using the highest marginal tax rate within the applicable tax bracket.

3) The combined effective tax rate reflects a deduction for state income taxes on the federal return.

4) Taxable income amounts represent taxable income as defined in the Internal Revenue Code. It is assumed that the definition of taxable income is the same under the California personal income tax law; however, California taxable income may vary due to differences in exemptions, itemized deductions, and other items.


                           BOARD MEMBERS AND OFFICERS

The following table presents certain information regarding the Board Members of the Trust. Each Board Member's year of birth is set forth in parentheses after his or her name. Unless otherwise noted, (i) each Board Member has engaged in the principal occupation(s) noted in the table for at least the most recent five years, although not necessarily in the same capacity, and (ii) the address of each Board Member that is not an "interested person" (as defined in the 1940
Act) of the Trust or the Advisor (each, an "Independent Board Member") is c/o Dawn-Marie Driscoll, PO Box 100176, Cape Coral, FL 33904. The term of office for each Board Member is until the election and qualification of a successor, or until such Board Member sooner dies, resigns, is removed or as otherwise provided in the governing documents of the Trust. Because the Fund does not hold an annual meeting of shareholders, each Board Member will hold office for an indeterminate period. The Board Members may also serve in similar capacities with other funds in the DWS fund complex.

Independent Board Members

--------------------------------------------------------------------------------------------------------------------
 Name, Year of Birth, Position                                                                   Number of Funds
 with the Trust and Length of     Business Experience and                                        in DWS Fund
 Time Served(1)                   Directorships During the Past 5 Years                          Complex Overseen
--------------------------------------------------------------------------------------------------------------------
Paul K. Freeman                   Consultant, World Bank/Inter-American Development Bank;               134
(1950)                            Governing Council of the Independent Directors Council
Chairperson since 2009, and       (governance, executive committees); formerly: Project Leader,
Board Member since 1993           International Institute for Applied Systems Analysis
                                  (1998-2001); Chief Executive Officer, The Eric Group, Inc.
                                  (environmental insurance) (1986-1998)
--------------------------------------------------------------------------------------------------------------------
John W. Ballantine (1946)         Retired; formerly: Executive Vice President and Chief Risk            134
Board Member since 1999           Management Officer, First Chicago NBD Corporation/The First
                                  National Bank of Chicago (1996-1998); Executive Vice
                                  President and Head of International Banking (1995-1996);
                                  Directorships: Healthways Inc. (provider of disease and care management services); Portland General Electric (utility
                                  company); Stockwell Capital Investments PLC (private equity);
                                  former Directorships: First Oak Brook Bancshares, Inc. and
                                  Oak Brook Bank
--------------------------------------------------------------------------------------------------------------------
 Henry P. Becton, Jr. (1943)      Vice Chair, WGBH Educational Foundation; Directorships:               134
 Board Member since               Association of Public Television Stations; Becton Dickinson
 1990                             and Company(2) (medical technology company); Belo
                                  Corporation(2) (media company); Boston Museum of Science;
                                  Public Radio International; PRX, The Public Radio Exchange;
                                  The PBS Foundation; former Directorships: American Public
                                  Television; Concord Academy; New England Aquarium; Mass.
                                  Corporation for Educational Telecommunications; Committee for
                                  Economic Development; Public Broadcasting Service
--------------------------------------------------------------------------------------------------------------------
Dawn-Marie Driscoll (1946)        President, Driscoll Associates (consulting firm); Executive           134
Board Member since 1987           Fellow, Center for Business Ethics, Bentley University;
                                  formerly: Partner, Palmer & Dodge (1988-1990); Vice President
                                  of Corporate Affairs and General Counsel, Filene's
                                  (1978-1988); Directorships: Trustee of 20 open-end mutual
                                  funds managed by Sun Capital Advisers, Inc. (since 2007);
                                  Director of ICI Mutual Insurance Company (since 2007);
                                  Advisory Board, Center for Business Ethics, Bentley
                                  University; Trustee, Southwest Florida Community Foundation
                                  (charitable organization); former Directorships: Investment
                                  Company Institute (audit, executive, nominating committees)
                                  and Independent Directors Council (governance, executive
                                  committees)
--------------------------------------------------------------------------------------------------------------------
Keith R. Fox (1954)               Managing General Partner, Exeter Capital Partners (a series           134
Board Member since                of private equity funds); Directorships: Progressive Holding
1996                              Corporation (kitchen goods importer and distributor); Natural
                                  History, Inc. (magazine publisher); Box Top Media Inc.
                                  (advertising); The Kennel Shop (retailer)
--------------------------------------------------------------------------------------------------------------------
Kenneth C. Froewiss               Clinical Professor of Finance, NYU Stern School of Business           134
(1945)                            (1997-present); Member, Finance Committee, Association for
Board Member since                Asian Studies (2002-present); Director, Mitsui Sumitomo
2001                              Insurance Group (US) (2004-present); prior thereto, Managing
                                  Director, J.P. Morgan (investment banking firm) (until 1996)
--------------------------------------------------------------------------------------------------------------------
Richard J. Herring                Jacob Safra Professor of International Banking and Professor,         134
(1946)                            Finance Department, The Wharton School, University of
Board Member since                Pennsylvania (since July 1972); Co-Director, Wharton
1990                              Financial Institutions Center (since July 2000); Director,
                                  Japan Equity Fund, Inc. (since September 2007), Thai Capital
                                  Fund, Inc. (since September 2007), Singapore Fund, Inc.
                                  (since September 2007); formerly: Vice Dean and Director,
                                  Wharton Undergraduate Division (July 1995-June 2000);
                                  Director, Lauder Institute of International Management
                                  Studies (July 2000-June 2006)
--------------------------------------------------------------------------------------------------------------------
William McClayton (1944)          Managing Director, Diamond Management & Technology                    134
Board Member since 2004           Consultants, Inc. (global management consulting firm)
                                  (2001-present); Directorship: Board of Managers, YMCA of
                                  Metropolitan Chicago; formerly: Senior Partner, Arthur
                                  Andersen LLP (accounting) (1966-2001); Trustee, Ravinia
                                  Festival
--------------------------------------------------------------------------------------------------------------------
Rebecca W. Rimel                  President and Chief Executive Officer, The Pew Charitable             134
(1951)                            Trusts (charitable organization) (1994 to present); Trustee,
Board Member since                Thomas Jefferson Foundation (charitable organization) (1994
1995                              to present); Trustee, Executive Committee, Philadelphia
                                  Chamber of Commerce (2001 to 2007); Trustee, Pro Publica
                                  (2007-present) (charitable organization); formerly: Executive
                                  Vice President, The Glenmede Trust Company (investment trust and wealth management) (1983 to 2004); Board Member, Investor
                                  Education (charitable organization) (2004-2005); Director,
                                  Viasys Health Care(2) (January 2007-June 2007)
--------------------------------------------------------------------------------------------------------------------
William N. Searcy, Jr.            Private investor since October 2003; Trustee of 20 open-end           134
(1946)                            mutual funds managed by Sun Capital Advisers, Inc. (since
Board Member since                October 1998); formerly: Pension & Savings Trust Officer,
1993                              Sprint Corporation(2) (telecommunications) (November
                                  1989-September 2003)
--------------------------------------------------------------------------------------------------------------------
Jean Gleason Stromberg            Retired; formerly: Consultant (1997-2001); Director, US               134
(1943)                            Government Accountability Office (1996-1997); Partner,
Board Member since                Fulbright & Jaworski, L.L.P. (law firm) (1978-1996);
1997                              Directorships: The William and Flora Hewlett Foundation;
                                  Business Leadership Council, Wellesley College; former
                                  Directorships: Service Source, Inc., Mutual Fund Directors
                                  Forum (2002-2004), American Bar Retirement Association
                                  (funding vehicle for retirement plans)(1987-1990 and 1994-1996)
--------------------------------------------------------------------------------------------------------------------
Robert H. Wadsworth (1940)        President, Robert H. Wadsworth & Associates, Inc. (consulting         137
Board Member since 1999           firm) (1983 to present); Director, The Phoenix Boys Choir
                                  Association
--------------------------------------------------------------------------------------------------------------------

Interested Board Member

--------------------------------------------------------------------------------------------------------------------
 Name, Year of Birth, Position                                                                   Number of Funds
 with the Trust and Length of     Business Experience and                                        in DWS Fund
 Time Served(1)                   Directorships During the Past 5 Years                          Complex Overseen
--------------------------------------------------------------------------------------------------------------------
 Axel Schwarzer(3)                Managing Director(4), Deutsche Asset Management; Head of              134
 (1958)                           Deutsche Asset Management Americas; CEO of DWS Investments;
 Board Member since               formerly: board member of DWS Investments, Germany
 2006                             (1999-2005); Head of Sales and Product Management for the
                                  Retail and Private Banking Division of Deutsche Bank in
                                  Germany (1997-1999); various strategic and operational
                                  positions for Deutsche Bank Germany Retail and Private
                                  Banking Division in the field of investment funds, tax driven instruments and asset management for corporates (1989-1996)
--------------------------------------------------------------------------------------------------------------------

Officers((5))

--------------------------------------------------------------------------------------------------------------------
 Name, Year of Birth, Position
 with the Trust and Length of     Business Experience and
 Time Served(6)                   Directorships During the Past 5 Years
--------------------------------------------------------------------------------------------------------------------
 Michael G. Clark(7) (1965)       Managing Director(4), Deutsche Asset Management (2006-present); President of
 President, 2006-present          DWS family of funds; Director, ICI Mutual Insurance Company (since
                                  October 2007); formerly: Director of Fund Board Relations (2004-2006) and
                                  Director of Product Development (2000-2004), Merrill Lynch Investment Managers;
                                  Senior Vice President Operations, Merrill Lynch Asset Management (1999-2000)
--------------------------------------------------------------------------------------------------------------------
 John Millette(8) (1962)          Director(4), Deutsche Asset Management
 Vice President and Secretary,
 1999-present
--------------------------------------------------------------------------------------------------------------------
 Paul H. Schubert(7) (1963)       Managing Director(4), Deutsche Asset Management (since July 2004); formerly:
 Chief Financial Officer,         Executive Director, Head of Mutual Fund Services and Treasurer for UBS Family
 2004-present                     of Funds (1998-2004); Vice President and Director of Mutual Fund Finance at UBS
 Treasurer, 2005-present          Global Asset Management (1994-1998)
--------------------------------------------------------------------------------------------------------------------
 Caroline Pearson(8) (1962)       Managing Director(4), Deutsche Asset Management
 Assistant Secretary,
 1997-present
--------------------------------------------------------------------------------------------------------------------
 Rita Rubin(9) (1970)             Vice President and Counsel, Deutsche Asset Management (since October 2007);
 Assistant Secretary,             formerly, Vice President, Morgan Stanley Investment Management (2004-2007);
 2009-present                     Attorney, Shearman & Sterling LLP (2004); Vice President and Associate General
                                  Counsel, UBS Global Asset Management (2001-2004)
--------------------------------------------------------------------------------------------------------------------
 Paul Antosca(8)                  Director(4), Deutsche Asset Management (since 2006); formerly: Vice President,
 (1957)                           The Manufacturers Life Insurance Company (U.S.A.) (1990-2006)
 Assistant Treasurer,
 2007-present
--------------------------------------------------------------------------------------------------------------------
 Jack Clark (8)                   Director(4), Deutsche Asset Management (since 2007); formerly: Vice President,
 (1967)                           State Street Corporation (2002-2007)
 Assistant Treasurer,
 2007-present
--------------------------------------------------------------------------------------------------------------------
 Diane Kenneally(8)               Director(4), Deutsche Asset Management
 (1966)
 Assistant Treasurer,
 2007-present
--------------------------------------------------------------------------------------------------------------------
 Jason Vazquez(9) (1972)          Vice President, Deutsche Asset Management (since 2006); formerly: AML
 Anti-Money Laundering            Operations Manager for Bear Stearns (2004-2006); Supervising Compliance
 Compliance Officer,              Principal and Operations Manager for AXA Financial (1999-2004)
 2007-present
--------------------------------------------------------------------------------------------------------------------
 Robert Kloby(9) (1962)           Managing Director(4), Deutsche Asset Management (2004-present); formerly: Chief
 Chief Compliance Officer,        Compliance Officer/Chief Risk Officer, Robeco USA (2000-2004); Vice President,
 2006-present                     The Prudential Insurance Company of America (1988-2000); E.F. Hutton and
                                  Company (1984-1988)
--------------------------------------------------------------------------------------------------------------------
 J. Christopher Jackson(9)        Director(4), Deutsche Asset Management (2006-present); formerly: Director,
 (1951)                           Senior Vice President, General Counsel, and Assistant Secretary, Hansberger
 Chief Legal Officer,             Global Investors, Inc. (1996-2006); Director, National Society of Compliance
 2006-present                     Professionals (2002-2005) (2006-2009)
--------------------------------------------------------------------------------------------------------------------

(1) The length of time served represents the year in which the Board Member joined the board of one or more DWS funds currently overseen by the Board.

(2) A publicly held company with securities registered pursuant to Section 12 of the Securities Exchange Act of 1934.

(3) The mailing address of Axel Schwarzer is c/o Deutsche Investment Management Americas Inc., 345 Park Avenue, New York, New York 10154. Mr. Schwarzer is an interested Board Member by virtue of his positions with Deutsche Asset Management. As an interested person, Mr. Schwarzer receives no compensation from the Fund.

(4)      Executive title, not a board directorship.

(5) As a result of their respective positions held with the Advisor, these individuals are considered "interested persons" of the Advisor within the meaning of the 1940 Act. Interested persons receive no compensation from the Fund.

(6) The length of time served represents the year in which the officer was first elected in such capacity for one or more DWS funds.

(7)      Address:  345 Park Avenue, New York, New York 10154.

(8)      Address: One Beacon Street, Boston, Massachusetts 02108.

(9)      Address:  280 Park Avenue, New York, New York 10017.

Certain officers hold similar positions for other investment companies for which DIMA or an affiliate serves as the Advisor.

Officer's Role with Principal Underwriter:  DWS Investments Distributors, Inc.

 Paul H. Schubert:                   Vice President
 Jason Vazquez:                      Vice President and AML Compliance Officer
 Caroline Pearson:                   Secretary

Board Members' Responsibilities. The officers of the Trust manage its day-to-day operations under the direction of the Board. The primary responsibility of the Board is to represent the interests of the Fund and to provide oversight of the management of the Fund.

Board Committees. The Board has established the following standing committees:
Audit Committee, Nominating and Governance Committee, Contract Committee, Equity Oversight Committee, Fixed-Income and Quant Oversight Committee, Marketing and Shareholder Services Committee, and Operations Committee. For each committee, the Board has adopted a written charter setting forth each committee's responsibilities. Each committee was reconstituted effective April 1, 2008.

Audit Committee: The Audit Committee, which consists entirely of Independent Board Members, assists the Board in fulfilling its responsibility for oversight of (1) the integrity of the financial statements, (2) the Fund's accounting and financial reporting policies and procedures, (3) the Fund's compliance with legal and regulatory requirements related to accounting and financial reporting and (4) the qualifications, independence and performance of the independent registered public accounting firm for the Fund. It also approves and recommends to the Board the appointment, retention or termination of the independent registered public accounting firm for the Fund, reviews the scope of audit and internal controls, considers and reports to the Board on matters relating to the Fund's accounting and financial reporting practices, and performs such other tasks as the full Board deems necessary or appropriate. The Audit Committee receives annual representations from the independent registered public accounting firm as to its independence. The members of the Audit Committee are William McClayton (Chair), Kenneth C. Froewiss (Vice Chair), John W. Ballantine, Henry P. Becton, Jr., Keith R. Fox and William N. Searcy, Jr. During the calendar year 2008, the Audit Committee of the Fund's Board held six (6) meetings.

Nominating and Governance Committee: The Nominating and Governance Committee, which consists entirely of Independent Board Members, recommends individuals for membership on the Board, nominates officers, Board and committee chairs, vice chairs and committee members, and oversees the operations of the Board. The Nominating and Governance Committee also reviews recommendations by shareholders for candidates for Board positions. Shareholders may recommend candidates for Board positions by forwarding their correspondence by US mail or courier service to Dawn-Marie Driscoll, P.O. Box 100176, Cape Coral, FL 33904. The members of the Nominating and Governance Committee are Henry P. Becton, Jr. (Chair), Rebecca W. Rimel (Vice Chair), Paul K. Freeman and William McClayton. During the calendar year 2008, the Nominating and Governance Committee of the Fund's Board held five (5) meetings.

Contract Committee: The Contract Committee, which consists entirely of Independent Board Members, reviews at least annually, (a) the Fund's financial arrangements with DIMA and its affiliates, and (b) the Fund's expense ratios. The members of the Contract Committee are Robert H. Wadsworth (Chair), Keith R. Fox (Vice Chair), Henry P. Becton, Jr., Richard J. Herring, William McClayton and Jean Gleason Stromberg. During the calendar year 2008, the Contract Review Committee of the Fund's Board held seven (7) meetings.

Equity Oversight Committee: The Equity Oversight Committee reviews the investment operations of those funds that primarily invest in equity securities (except for those funds managed by a quantitative investment team). The members of the Equity Oversight Committee are John W. Ballantine (Chair), William McClayton (Vice Chair), Henry P. Becton, Jr., Keith R. Fox, Richard J. Herring and Rebecca W. Rimel. During the calendar year 2008, the Equity Oversight Committee of the Fund's Board held five (5) meetings.

Fixed-Income and Quant Oversight Committee: The Fixed-Income and Quant Oversight Committee reviews the investment operations of those funds that primarily invest in fixed-income securities or are managed by a quantitative investment team. The members of the Fixed-Income and Quant Oversight Committee are William N. Searcy, Jr. (Chair), Jean Gleason Stromberg (Vice Chair), Dawn-Marie Driscoll, Kenneth
C. Froewiss and Robert H. Wadsworth. During the calendar year 2008, the Fixed-Income Oversight Committee of the Fund's Board held five (5) meetings.

Marketing and Shareholder Services Committee: The Marketing and Shareholder Services Committee reviews the Fund's marketing program, sales practices and literature and shareholder services. The members of the Marketing and Shareholder Services Committee are Richard J. Herring (Chair), Dawn-Marie Driscoll (Vice Chair), Rebecca W. Rimel, Jean Gleason Stromberg and Robert H. Wadsworth. During the calendar year 2008, the Marketing/Distribution/Shareholder Service Committee of the Fund's Board held four (4) meetings.

The Operations Committee: The Operations Committee reviews the administrative operations, legal affairs and general compliance matters of the Fund. The Operations Committee reviews administrative matters related to the operations of the Fund, policies and procedures relating to portfolio transactions, custody arrangements, fidelity bond and insurance arrangements, valuation of Fund assets and securities and such other tasks as the full Board deems necessary or appropriate. The Operations Committee also oversees the valuation of the Fund's securities and other assets and determines, as needed, the fair value of Fund securities or other assets under certain circumstances as described in the Fund's Valuation Procedures. The Operations Committee has appointed a Valuation Sub-Committee, which may make determinations of fair value required when the Operations Committee is not in session. The members of the Operations Committee are Dawn-Marie Driscoll (Chair), John W. Ballantine (Vice Chair), Kenneth C. Froewiss, Rebecca W. Rimel and William N. Searcy, Jr. The members of the Valuation Sub-Committee are Kenneth C. Froewiss (Chair), John W. Ballantine, Dawn-Marie Driscoll (Alternate), Rebecca W. Rimel (Alternate) and William N. Searcy, Jr. (Alternate). During the calendar year 2008, the Operations Committee held five (5) meetings and the Valuation Sub-Committee held no meetings.

Ad Hoc Committees. In addition to the standing committees described above, from time to time the Board may also form ad hoc committees to consider specific issues.

Remuneration. Each Independent Board Member receives compensation from the Fund for his or her services, which includes retainer fees and specified amounts for various committee services and for the Board Chairperson. No additional compensation is paid to any Independent Board Member for travel time to meetings, attendance at directors' educational seminars or conferences, service on industry or association committees, participation as speakers at directors' conferences or service on special fund industry director task forces or subcommittees. Independent Board Members do not receive any employee benefits such as pension or retirement benefits or health insurance from the Fund or any fund in the DWS fund complex.

Board Members who are officers, directors, employees or stockholders of Deutsche Asset Management or its affiliates receive no direct compensation from the Fund, although they are compensated as employees of Deutsche Asset Management, or its affiliates, and as a result may be deemed to participate in fees paid by the Fund. The following tables show compensation from the Fund and aggregate compensation from all of the funds in the DWS fund complex received by each Independent Board Member during the calendar year 2008. Mr. Schwarzer is an interested person of the Fund and received no compensation from the Fund or any fund in the DWS fund complex during the relevant periods.

                                        Aggregate Compensation           Total Compensation
                                      from Tax-Exempt California            from Fund and
  Name of Board Member                    Money Market Fund              DWS Fund Complex(1)
  --------------------                    -----------------              -------------------
  John W. Ballantine                              $982                          $237,500
  Henry P. Becton, Jr.(2)                         $188                          $246,000
  Dawn-Marie Driscoll(2)(3)                       $203                          $292,500
  Keith R. Fox(2)                                 $182                          $229,500
  Paul K. Freeman                               $1,069                          $255,000
  Kenneth C. Froewiss                             $181                          $226,750
  Richard J. Herring(2)                           $185                          $240,000
  William McClayton(4)                          $1,141                          $257,500
  Rebecca W. Rimel(2)                             $184                          $233,500
  William N. Searcy, Jr.                          $184                          $238,000
  Jean Gleason Stromberg                          $180                          $225,500
  Robert H. Wadsworth                             $963                          $273,500

(1)      The DWS fund complex is composed of 136 funds as of December 31, 2008.

(2) Aggregate compensation includes amounts paid to the Board Members for special meetings of ad hoc committees of the Board in connection with the consolidation of the DWS fund boards and various funds, meetings for considering fund expense simplification initiatives, and consideration of issues specific to the Fund's direct shareholders
         (i.e., those shareholders who did not purchase shares through financial intermediaries). Such amounts totaled $8,000 for Mr. Becton, $2,000 for Ms. Driscoll, $2,000 for Mr. Fox, $2,000 for Dr. Herring and $8,000 for
         Ms. Rimel. These meeting fees were borne by the funds.

(3) Includes $70,000 in annual retainer fees received by Ms. Driscoll as Chairperson of DWS funds.

(4) Includes $15,000 paid to Mr. McClayton for numerous special meetings of an ad hoc committee of the former Chicago Board in connection with board consolidation initiatives.

Board Member Ownership in the Fund

The following table shows the dollar range of equity securities beneficially owned by each Board Member in the Fund and DWS fund complex as of December 31, 2008.

                                            Dollar Range of Beneficial            Aggregate Dollar Range of
                                                     Ownership               Ownership in all Funds Overseen by
                                          in Tax-Exempt California Money                Board Member
Board Member                                        Market Fund                 in the DWS Fund Complex(1)
------------                                        -----------                 --------------------------

Independent Board Member:
-------------------------

John W. Ballantine                                     None                                Over $100,000
Henry P. Becton, Jr.                                   None                                Over $100,000
Dawn-Marie Driscoll                                    None                                Over $100,000
Keith R. Fox                                           None                                Over $100,000
Paul K. Freeman                                        None                                Over $100,000
Kenneth C. Froewiss                                    None                                Over $100,000
Richard J. Herring                                     None                                Over $100,000
William McClayton                                      None                                Over $100,000
Rebecca W. Rimel                                       None                                Over $100,000
William N. Searcy, Jr.                                 None                                Over $100,000
Jean Gleason Stromberg                                 None                                Over $100,000
Robert H. Wadsworth                                    None                                Over $100,000

Interested Board Member:
------------------------

Axel Schwarzer                                         None                                Over $100,000

(1) Securities beneficially owned as defined under the 1934 Act include direct and/or indirect ownership of securities where the Board Member's economic interest is tied to the securities, employment ownership and securities when the Board Member can exert voting power, and when the Board Member has authority to sell the securities. The dollar ranges are: None, $1-$10,000, $10,001-$50,000, $50,001-$100,000 and over
         $100,000.

Ownership in Securities of the Advisor and Related Companies

As reported to the Fund, the information in the following table reflects ownership by the Independent Board Members and their immediate family members of certain securities as of December 31, 2008. Immediate family members can be a spouse, children residing in the same household including step and adoptive children, and any dependents. The securities represent ownership in the Advisor or principal underwriter of the Fund and any persons (other than a registered investment company) directly or indirectly controlling, controlled by, or under common control with the Advisor or principal underwriter of the Fund (including
Deutsche Bank AG).

                                                                                   Value of        Percent of
                                   Owner and                                     Securities on     Class on an
Independent                     Relationship to                     Title of     an Aggregate       Aggregate
Board Member                      Board Member         Company        Class          Basis            Basis
------------                      ------------         -------        -----          -----            -----

John W. Ballantine                                      None
Henry P. Becton, Jr.                                    None
Dawn-Marie Driscoll                                     None
Keith R. Fox                                            None
Paul K. Freeman                                         None
Kenneth C. Froewiss                                     None
Richard J. Herring                                      None
William McClayton                                       None
Rebecca W. Rimel                                        None
William N. Searcy, Jr.                                  None
Jean Gleason Stromberg                                  None
Robert H. Wadsworth                                     None

Securities Beneficially Owned

As of January 14, 2009, the Board Members and officers of the Trust owned, as a group, less than 1% of the outstanding shares of the Fund.

To the best of the Fund's knowledge, as of January 14, 2009, no person owned of record or beneficially 5% or more of any class of the Fund's outstanding shares, except as noted below.

Tax-Exempt California Money Market Fund

Name and Address of Investor Ownership                          Shares                      % of Total Shares
--------------------------------------                          ------                      -----------------

LPL FINANCIAL SERVICES                                      263,653,483.65              95.88% of Premier Shares
SAN DIEGO CA  92121-1968

DEUTSCHE INVESTMENT MANAGEMENT AMERICAS INC                    5,005.66               71.21% of Institutional Class
ATTN JOHN KOZLOWSKI CONTROLLING
MAILSTOP NYC03-0415
NEW YORK NY  10017-1216

SARA FLOUR                                                     2,014.15               28.65% of Institutional Class
LAFAYETTE CA  94549-2827




Agreement to Indemnify Independent Trustees for Certain Expenses

In connection with litigation or regulatory action related to possible improper market timing or other improper trading activity or possible improper marketing and sales activity in certain DWS Funds (the "Affected Funds"), DIMA has agreed to indemnify and hold harmless the Affected Funds ("Fund Indemnification Agreement") against any and all loss, damage, liability and expense, arising from market timing or marketing and sales matters alleged in any enforcement actions brought by governmental authorities involving or potentially affecting the Affected Funds or DIMA ("Enforcement Actions") or that are the basis for private actions brought by shareholders of the Affected Funds against the Affected Funds, their directors and officers, DIMA and/or certain other parties ("Private Litigation"), or any proceedings or actions that may be threatened or commenced in the future by any person (including governmental authorities), arising from or similar to the matters alleged in the Enforcement Actions or Private Litigation. In recognition of its undertaking to indemnify the Affected Funds and in light of the rebuttable presumption generally afforded to independent directors/trustees of investment companies that they have not engaged in disabling conduct, DIMA has also agreed, subject to applicable law and regulation, to indemnify certain (or, with respect to certain Affected Funds, all) of the Independent Trustees of the Affected Funds, against certain liabilities the Independent Trustees may incur from the matters alleged in any Enforcement Actions or Private Litigation or arising from or similar to the matters alleged in the Enforcement Actions or Private Litigation, and advance expenses that may be incurred by the Independent Trustees in connection with any Enforcement Actions or Private Litigation. DIMA is not, however, required to provide indemnification and advancement of expenses: (1) with respect to any proceeding or action which the Affected Funds' Board determines that the Independent Trustees ultimately would not be entitled to indemnification or (2) for any liability of the Independent Trustees to the Funds or their shareholders to which the Independent Trustee would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the Independent Trustee's duties as a director or trustee of the Affected Funds as determined in a final adjudication in such action or proceeding. The estimated amount of any expenses that may be advanced to the Independent Trustees or indemnity that may be payable under the indemnity agreements is currently unknown. These agreements by DIMA will survive the termination of the investment management agreements between DIMA and the Affected Funds.

                                FUND ORGANIZATION


The Fund is an open-end diversified management investment company, organized as a business trust under the laws of Massachusetts on February 25, 1987. The Fund may issue an unlimited number of shares of beneficial interest in one or more series or "Portfolios," all having no par value. The Fund currently has two share classes: Premier Shares and Institutional Shares. The Board of Trustees may authorize the issuance of additional Portfolios if deemed desirable, each with its own investment objective, policies and restrictions. Since the Fund may offer multiple Portfolios, it is known as a "series company." Shares of a Portfolio have equal noncumulative voting rights and equal rights with respect to dividends, assets and liquidation of such Portfolio. Shares are fully paid and nonassessable when issued, are transferable without restriction and have no preemptive or conversion rights.


Organizational Description

The Fund is a Massachusetts business trust organized under the laws of Massachusetts and is governed by an Amended and Restated Declaration of Trust that was approved by shareholders in the second quarter of 2008, as may be further amended from time to time (the "Declaration of Trust"). All shares issued and outstanding are fully paid and non-assessable, transferable, have no pre-emptive or conversion rights (except as may be determined by the Board of Trustees) and are redeemable as described in the SAI and the Fund's prospectuses. Each share has equal rights with each other share of the same class of the Fund as to voting, dividends, exchanges, conversion features and liquidation. Shareholders are entitled to one vote for each full share held and fractional votes for fractional shares held.

A Fund generally is not required to hold meetings of its shareholders. Under the Declaration of Trust, however, shareholder meetings will be held in connection with the following matters to the extent and as provided in the Declaration of Trust and as required by applicable law: (a) the election or removal of trustees if a meeting is called for such purpose; (b) the termination of the Fund thereof; (c) an amendment of the Declaration of Trust that (i) would affect a shareholder right to vote, (ii) may be required by law to be approved by shareholders, and (iii) is submitted to shareholders by the Board of Trustees;
(d) such additional matters relating to the Fund as may be required by law; and
(e) such additional matters as the Board of Trustees may determine to be necessary or desirable. Shareholders also vote upon changes in fundamental policies or restrictions.

Except as noted above, the Declaration of Trust provides that the Board of Trustees may amend or otherwise supplement the Declaration of Trust by making an amendment, a supplemental thereto or an amended and restated Declaration of Trust by an instrument in writing executed by a majority of the Board of Trustees, provided that any provision of the Declaration of Trust that requires the approval of more than a majority of the Board of Trustees for any matter may be amended only with the approval of such greater number of the Board of Trustees. The Board of Trustees may, without any shareholder vote, amend the Declaration of Trust (x) to supply any omission, to cure, correct or supplement any ambiguous, defective or inconsistent provision hereof, or (y) if they deem it necessary or advisable, to conform the Declaration of Trust to the requirements of applicable law, including the 1940 Act or the Internal Revenue Code of 1986, as amended, but the Board of Trustees shall not be liable for failing to do so, or (z) with respect to an amendment affecting a Fund or class, for any reason at any time, if there are no shares of such Fund or class outstanding at that time. In the event that the Board of Trustees, without shareholder approval, make any material amendment to the Declaration of Trust that affects the rights of shareholders, as determined by the Board of Trustees, notice of the substance of such amendment shall be provided to shareholders affected by such amendment at such time and in such manner as the Board of Trustees determine to be appropriate, provided, however, that the failure to provide such notice in any particular instance shall not affect the validity of such amendment.

The Declaration of Trust provides that the Board of Trustees, subject to applicable law, may authorize Fund or class thereof to merge, reorganize or consolidate with any corporation, association, trust or series thereof (including another Fund or class) or other entity (in each case, the "Surviving Entity") or the Board of Trustees may sell, lease or exchange all or substantially all of the property owned or held for the account of the Fund (or all or substantially all of the property allocated or belonging to a particular Fund or class) including its good will to any Surviving Entity, upon such terms and conditions and for such consideration as authorized by the Board of Trustees. Such transactions may be effected through share-for-share exchanges, transfers or sales of assets, in-kind redemptions and purchases, exchange offers, or any other method approved by the Board of Trustees. The Board of Trustees shall provide notice to affected shareholders of each transaction. The authority granted to the Board of Trustees under this provision of the Declaration of Trust remains subject to the requirements of the law. For example, rules under the 1940 Act require reorganizations involving affiliated funds to be approved by the shareholders of the fund being acquired unless certain conditions are satisfied. As a result, some transactions will require shareholder approval even though the Declaration of Trust may not otherwise require it. Such transactions could, in certain circumstances, adversely affect the Fund's or class' expense ratio or other aspects of a shareholder's investment.

The Declaration of Trust also provides that shareholder meeting quorum requirements shall be established in the Fund's By-laws. The By-laws currently in effect provide that the presence in person or by proxy of the holders of thirty percent of the shares entitled to vote at a meeting (or of an individual series or class if required to vote separately) shall constitute a quorum for the transaction of business at meetings of shareholders of the Fund.

On any matter submitted to a vote of shareholders, all shares of the Fund entitled to vote shall, except as otherwise provided in the Fund's By-Laws, be voted in the aggregate as a single class without regard to series or classes of shares, except (a) when required by applicable law or when the Trustees shall have determined that the matter affects one or more series or classes of shares materially differently, shares shall be voted by individual series or class; and
(b) when the Trustees have determined that the matter affects only the interests of one or more series or classes, only shareholders of such series or classes shall be entitled to vote thereon.

The Declaration of Trust provides that the Board of Trustees may, in its discretion, establish minimum investment amounts for shareholder accounts, impose fees on accounts that do not exceed a minimum investment amount and involuntarily redeem shares in any such account in payment of such fees. The Board of Trustees, in its sole discretion, also may cause the Fund to redeem all of the shares of the Fund or one or more series or classes held by any shareholder for any reason, to the extent permissible by the 1940 Act, including
(a) if the shareholder owns shares having an aggregate net asset value of less than a specified minimum amount, (b) if a particular shareholder's ownership of shares would disqualify a series from being a regulated investment company, (c) upon a shareholder's failure to provide sufficient identification to permit the Fund to verify the shareholder's identity, (d) upon a shareholder's failure to pay for shares or meet or maintain the qualifications for ownership of a particular class or series of shares, (e) if the Board of Trustees determines (or pursuant to policies established by the Board it is determined) that share ownership by a particular shareholder is not in the best interests of remaining shareholders, (f) when a Fund is requested or compelled to do so by governmental authority or applicable law and (g) upon a shareholder's failure to comply with a request for information with respect to the direct or indirect ownership of shares of the Fund. The Declaration of Trust also authorizes the Board of Trustees to terminate a Fund or any class without shareholder approval, and the Fund may suspend the right of shareholders to require the Fund to redeem shares to the extent permissible under the 1940 Act.

Upon the termination of the Fund or any series, after paying or adequately providing for the payment of all liabilities which may include the establishment of a liquidating trust or similar vehicle, and upon receipt of such releases, indemnities and refunding agreements as they deem necessary for their protection, the Trustees may distribute the remaining Fund property or property of the series, in cash or in kind or partly each, to the shareholders of the Fund or the series involved, ratably according to the number of shares of the Fund or such series held by the several shareholders of the Fund or such series on the date of termination, except to the extent otherwise required or permitted by the preferences and special or relative rights and privileges of any classes of shares of a series involved, provided that any distribution to the shareholders of a particular class of shares shall be made to such shareholders pro rata in proportion to the number of shares of such class held by each of them. The composition of any such distribution (e.g., cash, securities or other assets) shall be determined by the Fund in its sole discretion, and may be different among shareholders (including differences among shareholders in the same series or class).

The Declaration of Trust provides that no shareholder shall have the right to bring or maintain any court action, proceeding or claim on behalf of the Fund without first making demand on the Board of Trustees requesting the Board of Trustees to bring or maintain such action, proceeding or claim. Such demand shall be made to the Secretary of the Fund at the Fund's principal office and shall set forth in reasonable detail the nature of the proposed court action, proceeding or claim and the essential facts relied upon by the shareholder to support the allegations made in the demand. The Board of Trustees, in their sole discretion, may submit the matter to a vote of the shareholders of the Fund, as appropriate. The Declaration of Trust also provides that any action commenced by a shareholder, directly or derivatively, against the Fund or class thereof, the Board of Trustees or officers, shall be brought only in the U.S. District Court for the Southern District of New York; or if such action may not be brought in that court, then such action shall be brought in "the Business Litigation Session of the Massachusetts Superior Court in Suffolk County" (together with the U.S. District Court for the Southern District of New York, the "Chosen Courts"). The Declaration of Trust further provides that the Fund, its Trustees and officers, and shareholders (a) waive any objection to venue in either Chosen Court and (b) waive any objection that either Chosen Court is an inconvenient forum.

Under Massachusetts law, shareholders of a Massachusetts business trust could, under certain circumstances, be held personally liable for obligations of a Fund. The Declaration of Trust, however, disclaims shareholder liability for acts or obligations of the Fund and requires that notice of such disclaimer be given in each agreement, obligation, or instrument entered into or executed by the Fund or the Fund's trustees. Moreover, the Declaration of Trust provides for indemnification out of Fund property for all losses and expenses of any shareholder held personally liable for the obligations of the Fund and the Fund may be covered by insurance which the Trustees consider adequate to cover foreseeable tort claims. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is considered by the Advisor remote and not material, since it is limited to circumstances in which a disclaimer is inoperative and the Fund itself is unable to meet its obligations.

                             PROXY VOTING GUIDELINES


The Fund has delegated proxy voting responsibilities to the Advisor, subject to the Board's general oversight. The Advisor votes proxies pursuant to the proxy voting policy and guidelines set forth in Appendix A to this SAI).

You may obtain information about how a fund voted proxies related to its portfolio securities during the 12-month period ended June 30 by visiting the Securities and Exchange Commission's Web site at www.sec.gov or by visiting our Web site at: www.dws-investments.com (click on "proxy voting" at the bottom of the page).




                              FINANCIAL STATEMENTS


The audited financial statements, including the portfolio of investments, of the Fund, together with the Report of Independent Registered Public Accounting Firm, Financial Highlights and notes to financial statements in the Annual Report to the Shareholders dated September 30, 2008 are incorporated herein by reference and are hereby deemed to be a part of this SAI.


                             ADDITIONAL INFORMATION

The CUSIP number of Tax-Exempt California Money Market Fund -- Institutional Shares is 876934209.

The CUSIP number of Tax-Exempt California Money Market Fund -- Premier Shares is 876934 1000.

The Fund has a fiscal year end of September 30.

Many of the investment changes in the Fund will be made at prices different from those prevailing at the time they may be reflected in a regular report to shareholders of the Fund. These transactions will reflect investment decisions made by the Advisor in light of the Fund's investment objective and policies, its other portfolio holdings and tax considerations, and should not be construed as recommendations for similar action by other investors.

The Fund's prospectuses and this SAI omit certain information contained in the Registration Statement which the Fund has filed with the SEC under the Securities Act of 1933 and reference is hereby made to the Registration Statement for further information with respect to the Fund and the securities offered hereby. This Registration Statement and its amendments are available for inspection by the public at the SEC in Washington, D.C.



                      APPENDIX A -- PROXY VOTING GUIDELINES

       Deutsche Asset Management ("AM") Proxy Voting Policy and Guidelines


I.       INTRODUCTION

AM has adopted and implemented the following policies and procedures, which it believes are reasonably designed to ensure that proxies are voted in the best economic interest of clients, in accordance with its fiduciary duties and local regulation. These Proxy Voting Policies, Procedures and Guidelines shall apply to all accounts managed by US domiciled advisers and to all US client accounts managed by non US regional offices. Non US regional offices are required to maintain procedures and to vote proxies as may be required by law on behalf of their non US clients. In addition, AM's proxy policies reflect the fiduciary standards and responsibilities for ERISA accounts.

The attached guidelines represent a set of global recommendations that were determined by the Global Proxy Voting Sub-Committee ("the GPVSC"). These guidelines were developed to provide AM with a comprehensive list of recommendations that represent how AM will generally vote proxies for its clients. The recommendations derived from the application of these guidelines are not intended to influence the various AM legal entities either directly or indirectly by parent or affiliated companies. In addition, the organizational structures and documents of the various AM legal entities allows, where necessary or appropriate, the execution by individual AM subsidiaries of the proxy voting rights independently of any DB parent or affiliated company. This applies in particular to non U.S. fund management companies. The individuals that make proxy voting decisions are also free to act independently, subject to the normal and customary supervision by the management/boards of these AM legal entities.


II.      AM'S PROXY VOTING RESPONSIBILITIES

Proxy votes are the property of AM's advisory clients.(1) As such, AM's authority and responsibility to vote such proxies depend upon its contractual relationships with its clients. AM has delegated responsibility for effecting its advisory clients' proxy votes to Institutional Shareholder Services ("ISS"), an independent third-party proxy voting specialist. ISS votes AM's advisory clients' proxies in accordance with AM's proxy guidelines or AM's specific instructions. Where a client has given specific instructions as to how a proxy should be voted, AM will notify ISS to carry out those instructions. Where no specific instruction exists, AM will follow the procedures in voting the proxies set forth in this document. Certain Taft-Hartley clients may direct AM to have ISS vote their proxies in accordance with Taft Hartley voting Guidelines

_____________________

(1) For purposes of these Policies and Procedures, "clients" refers to persons or entities: for which AM serves as investment adviser or sub-adviser; for which AM votes proxies; and that have an economic or beneficial ownership interest in the portfolio securities of issuers soliciting such proxies.

Clients may in certain instances contract with their custodial agent and notify AM that they wish to engage in securities lending transactions. In such cases, it is the responsibility of the custodian to deduct the number of shares that are on loan so that they do not get voted twice.


III.     POLICIES

1. Proxy voting activities are conducted in the best economic interest of clients

AM has adopted the following policies and procedures to ensure that proxies are voted in accordance with the best economic interest of its clients, as determined by AM in good faith after appropriate review.

2.       The Global Proxy Voting Sub-Committee

The Global Proxy Voting Sub-Committee (the "GPVSC") is an internal working group established by the applicable AM's Investment Risk Oversight Committee pursuant to a written charter. The GPVSC is responsible for overseeing AM's proxy voting activities, including:

(i) adopting, monitoring and updating guidelines, attached as Exhibit A (the "Guidelines"), that provide how AM will generally vote proxies pertaining to a comprehensive list of common proxy voting matters;

(ii) voting proxies where (A) the issues are not covered by specific client instruction or the Guidelines; (B) the Guidelines specify that the issues are to be determined on a case-by-case basis; or (C) where an exception to the Guidelines may be in the best economic interest of AM's clients; and

(iii) monitoring the Proxy Vendor Oversight's proxy voting activities (see below).

AM's Proxy Vendor Oversight, a function of AM's Operations Group, is responsible for coordinating with ISS to administer AM's proxy voting process and for voting proxies in accordance with any specific client instructions or, if there are none, the Guidelines, and overseeing ISS' proxy responsibilities in this regard.

3. Availability of Proxy Voting Policies and Procedures and proxy voting record

Copies of these Policies and Procedures, as they may be updated from time to time, are made available to clients as required by law and otherwise at AM's discretion. Clients may also obtain information on how their proxies were voted by AM as required by law and otherwise at AM's discretion; however, AM must not selectively disclose its investment company clients' proxy voting records. The Proxy Vendor Oversight will make proxy voting reports available to advisory clients upon request. The investment companies' proxy voting records will be disclosed to shareholders by means of publicly-available annual filings of each company's proxy voting record for 12-month periods ended June 30 (see "Recordkeeping" below), if so required by relevant law.


IV.      PROCEDURES

The key aspects of AM's proxy voting process are as follows:

1.       The GPVSC's Proxy Voting Guidelines

The Guidelines set forth the GPVSC's standard voting positions on a comprehensive list of common proxy voting matters. The GPVSC has developed, and continues to update the Guidelines based on consideration of current corporate governance principles, industry standards, client feedback, and the impact of the matter on issuers and the value of the investments.

The GPVSC will review the Guidelines as necessary to support the best economic interests of AM's clients and, in any event, at least annually. The GPVSC will make changes to the Guidelines, whether as a result of the annual review or otherwise, taking solely into account the best economic interests of clients. Before changing the Guidelines, the GPVSC will thoroughly review and evaluate the proposed change and the reasons therefore, and the GPVSC Chair will ask GPVSC members whether anyone outside of the AM organization (but within Deutsche Bank and its affiliates) or any entity that identifies itself as a AM advisory client has requested or attempted to influence the proposed change and whether any member has a conflict of interest with respect to the proposed change. If any such matter is reported to the GPVSC Chair, the Chair will promptly notify the Conflicts of Interest Management Sub-Committee (see below) and will defer the approval, if possible. Lastly, the GPVSC will fully document its rationale for approving any change to the Guidelines.

The Guidelines may reflect a voting position that differs from the actual practices of the public company(ies) within the Deutsche Bank organization or of the investment companies for which AM or an affiliate serves as investment adviser or sponsor. Investment companies, particularly closed-end investment companies, are different from traditional operating companies. These differences may call for differences in voting positions on the same matter. Further, the manner in which AM votes investment company proxies may differ from proposals for which a AM-advised or sponsored investment company solicits proxies from its shareholders. As reflected in the Guidelines, proxies solicited by closed-end (and open-end) investment companies are generally voted in accordance with the pre-determined guidelines of ISS. See Section IV.3.B.

Funds ("Underlying Funds") in which Topiary Fund Management Fund of Funds (each, a "Fund") invest, may from time to time seek to revise their investment terms (i.e. liquidity, fees, etc.) or investment structure. In such event, the Underlying Funds may require approval/consent from its investors to effect the relevant changes. Topiary Fund Management has adopted Proxy Voting Procedures which outline the process for these approvals.

2.       Specific proxy voting decisions made by the GPVSC

The Proxy Vendor Oversight will refer to the GPVSC all proxy proposals (i) that are not covered by specific client instructions or the Guidelines; or (ii) that, according to the Guidelines, should be evaluated and voted on a case-by-case basis.

Additionally, if, the Proxy Vendor Oversight, the GPVSC Chair or any member of the GPVSC, a portfolio manager, a research analyst or a sub-adviser believes that voting a particular proxy in accordance with the Guidelines may not be in the best economic interests of clients, that individual may bring the matter to the attention of the GPVSC Chair and/or the Proxy Vendor Oversight.(2)

_____________________

(2) The Proxy Vendor Oversight generally monitors upcoming proxy solicitations for heightened attention from the press or the industry and for novel or unusual proposals or circumstances, which may prompt the Proxy Vendor Oversight to bring the solicitation to the attention of the GPVSC Chair. AM portfolio managers, AM research analysts and sub-advisers also may bring a particular proxy vote to the attention of the GPVSC Chair, as a result of their ongoing monitoring of portfolio securities held by advisory clients and/or their review of the periodic proxy voting record reports that the GPVSC Chair distributes to AM portfolio managers and AM research analysts.

If the Proxy Vendor Oversight refers a proxy proposal to the GPVSC or the GPVSC determines that voting a particular proxy in accordance with the Guidelines is not in the best economic interests of clients, the GPVSC will evaluate and vote the proxy, subject to the procedures below regarding conflicts.

The GPVSC endeavors to hold meetings to decide how to vote particular proxies sufficiently before the voting deadline so that the procedures below regarding conflicts can be completed before the GPVSC's voting determination.

3.       Certain proxy votes may not be cast

In some cases, the GPVSC may determine that it is in the best economic interests of its clients not to vote certain proxies. If the conditions below are met with regard to a proxy proposal, AM will abstain from voting:

o        Neither the Guidelines nor specific client instructions cover an issue;

o        ISS does not make a recommendation on the issue;

o The GPVSC cannot convene on the proxy proposal at issue to make a determination as to what would be in the client's best interest. (This could happen, for example, if the Conflicts of Interest Management Sub-committee found that there was a material conflict or if despite all best efforts being made, the GPVSC quorum requirement could not be met).

In addition, it is AM's policy not to vote proxies of issuers subject to laws of those jurisdictions that impose restrictions upon selling shares after proxies are voted, in order to preserve liquidity. In other cases, it may not be possible to vote certain proxies, despite good faith efforts to do so. For example, some jurisdictions do not provide adequate notice to shareholders so that proxies may be voted on a timely basis. Voting rights on securities that have been loaned to third-parties transfer to those third-parties, with loan termination often being the only way to attempt to vote proxies on the loaned securities. Lastly, the GPVSC may determine that the costs to the client(s) associated with voting a particular proxy or group of proxies outweighs the economic benefits expected from voting the proxy or group of proxies.

The Proxy Vendor Oversight will coordinate with the GPVSC Chair regarding any specific proxies and any categories of proxies that will not or cannot be voted. The reasons for not voting any proxy shall be documented.

4.       Conflict of Interest Procedures

A. Procedures to Address Conflicts of Interest and Improper Influence

Overriding Principle. In the limited circumstances where the GPVSC votes proxies,(3) the GPVSC will vote those proxies in accordance with what it, in good faith, determines to be the best economic interests of AM's clients.(4)

_____________________

(3) As mentioned above, the GPVSC votes proxies (i) where neither a specific client instruction nor a Guideline directs how the proxy should be voted, (ii) where the Guidelines specify that an issue is to be determined on a case by case basis or (iii) where voting in accordance with the Guidelines may not be in the best economic interests of clients.

(4) The Proxy Vendor Oversight, who serves as the non-voting secretary of the GPVSC, may receive routine calls from proxy solicitors and other parties interested in a particular proxy vote. Any contact that attempts to exert improper pressure or influence shall be reported to the Conflicts of Interest Management Sub-Committee.

Independence of the GPVSC. As a matter of Compliance policy, the GPVSC and the Proxy Vendor Oversight are structured to be independent from other parts of Deutsche Bank. Members of the GPVSC and the employee responsible for Proxy Vendor Oversight are employees of AM. As such, they may not be subject to the supervision or control of any employees of Deutsche Bank Corporate and Investment Banking division ("CIB"). Their compensation cannot be based upon their contribution to any business activity outside of AM without prior approval of Legal and Compliance. They can have no contact with employees of Deutsche Bank outside of the Private Client and Asset Management division ("PCAM") regarding specific clients, business matters or initiatives without the prior approval of Legal and Compliance. They furthermore may not discuss proxy votes with any person outside of AM (and within AM only on a need to know basis).

Conflict Review Procedures. There will be a committee (the "Conflicts of Interest Management Sub-Committee") established within AM that will monitor for potential material conflicts of interest in connection with proxy proposals that are to be evaluated by the GPVSC. Promptly upon a determination that a vote shall be presented to the GPVSC, the GPVSC Chair shall notify the Conflicts of Interest Management Sub-Committee. The Conflicts of Interest Management Sub-Committee shall promptly collect and review any information deemed reasonably appropriate to evaluate, in its reasonable judgment, if AM or any person participating in the proxy voting process has, or has the appearance of, a material conflict of interest. For the purposes of this policy, a conflict of interest shall be considered "material" to the extent that a reasonable person could expect the conflict to influence, or appear to influence, the GPVSC's decision on the particular vote at issue. GPVSC should provide the Conflicts of Interest Management Sub-Committee a reasonable amount of time (no less than 24 hours) to perform all necessary and appropriate reviews. To the extent that a conflicts review can not be sufficiently completed by the Conflicts of Interest Management Sub-Committee the proxies will be voted in accordance with the standard guidelines.

The information considered by the Conflicts of Interest Management Sub-Committee may include without limitation information regarding (i) AM client relationships; (ii) any relevant personal conflict known by the Conflicts of Interest Management Sub-Committee or brought to the attention of that sub-committee; (iii) and any communications with members of the GPVSC (or anyone participating or providing information to the GPVSC) and any person outside of the AM organization (but within Deutsche Bank and its affiliates) or any entity that identifies itself as a AM advisory client regarding the vote at issue. In the context of any determination, the Conflicts of Interest Management Sub-Committee may consult with, and shall be entitled to rely upon, all applicable outside experts, including legal counsel.

Upon completion of the investigation, the Conflicts of Interest Management Sub-Committee will document its findings and conclusions. If the Conflicts of Interest Management Sub-Committee determines that (i) AM has a material conflict of interest that would prevent it from deciding how to vote the proxies concerned without further client consent or (ii) certain individuals should be recused from participating in the proxy vote at issue, the Conflicts of Interest Management Sub-Committee will so inform the GPVSC chair.

If notified that AM has a material conflict of interest as described above, the GPVSC chair will obtain instructions as to how the proxies should be voted either from (i) if time permits, the effected clients, or (ii) in accordance with the standard guidelines. If notified that certain individuals should be recused from the proxy vote at issue, the GPVSC Chair shall do so in accordance with the procedures set forth below.

Note: Any AM employee who becomes aware of a potential, material conflict of interest in respect of any proxy vote to be made on behalf of clients shall notify Compliance. Compliance shall call a meeting of the conflict review committee to evaluate such conflict and determine a recommended course of action.

Procedures to be followed by the GPVSC. At the beginning of any discussion regarding how to vote any proxy, the GPVSC Chair (or his or her delegate) will inquire as to whether any GPVSC member (whether voting or ex officio) or any person participating in the proxy voting process has a personal conflict of interest or has actual knowledge of an actual or apparent conflict that has not been reported to the Conflicts of Interest Management Sub-Committee.

The GPVSC Chair also will inquire of these same parties whether they have actual knowledge regarding whether any director, officer or employee outside of the AM organization (but within Deutsche Bank and its affiliates) or any entity that identifies itself as a AM advisory client, has: (i) requested that AM, the Proxy Vendor Oversight (or any member thereof) or a GPVSC member vote a particular proxy in a certain manner; (ii) attempted to influence AM, the Proxy Vendor Oversight (or any member thereof), a GPVSC member or any other person in connection with proxy voting activities; or (iii) otherwise communicated with a GPVSC member or any other person participating or providing information to the GPVSC regarding the particular proxy vote at issue, and which incident has not yet been reported to the Conflicts of Interest Management Sub- Committee.

If any such incidents are reported to the GPVSC Chair, the Chair will promptly notify the Conflicts of Interest Management Sub-Committee and, if possible, will delay the vote until the Conflicts of Interest Management Sub-Committee can complete the conflicts report. If a delay is not possible, the Conflicts of Interest Management Sub-Committee will instruct the GPVSC whether anyone should be recused from the proxy voting process, or whether AM should vote the proxy in accordance with the standard guidelines, seek instructions as to how to vote the proxy at issue from ISS or, if time permits, the effected clients. These inquiries and discussions will be properly reflected in the GPVSC's minutes.

Duty to Report. Any AM employee, including any GPVSC member (whether voting or ex officio), that is aware of any actual or apparent conflict of interest relevant to, or any attempt by any person outside of the AM organization (but within Deutsche Bank and its affiliates) or any entity that identifies itself as a AM advisory client to influence, how AM votes its proxies has a duty to disclose the existence of the situation to the GPVSC Chair (or his or her designee) and the details of the matter to the Conflicts of Interest Management Sub-Committee. In the case of any person participating in the deliberations on a specific vote, such disclosure should be made before engaging in any activities or participating in any discussion pertaining to that vote.

Recusal of Members. The GPVSC will recuse from participating in a specific proxy vote any GPVSC members (whether voting or ex officio) and/or any other person who (i) are personally involved in a material conflict of interest; or (ii) who, as determined by the Conflicts of Interest Management Sub-Committee, have actual knowledge of a circumstance or fact that could effect their independent judgment, in respect of such vote. The GPVSC will also exclude from consideration the views of any person (whether requested or volunteered) if the GPVSC or any member thereof knows, or if the Conflicts of Interest Management Sub-Committee has determined, that such other person has a material conflict of interest with respect to the particular proxy, or has attempted to influence the vote in any manner prohibited by these policies.

If, after excluding all relevant GPVSC voting members pursuant to the paragraph above, there are three or more GPVSC voting members remaining, those remaining GPVSC members will determine how to vote the proxy in accordance with these Policies and Procedures. If there are fewer than three GPVSC voting members remaining, the GPVSC Chair will vote the proxy in accordance with the standard guidelines, will obtain instructions as to how to have the proxy voted from, if time permits, the effected clients and otherwise from ISS.

B.       Investment Companies and Affiliated Public Companies

Investment Companies. As reflected in the Guidelines, all proxies solicited by open-end and closed-end investment companies are voted in accordance with the pre-determined guidelines of ISS, unless the investment company client directs AM to vote differently on a specific proxy or specific categories of proxies. However, regarding investment companies for which AM or an affiliate serves as investment adviser or principal underwriter, such proxies are voted in the same proportion as the vote of all other shareholders (i.e., "mirror" or "echo" voting). Master fund proxies solicited from feeder funds are voted in accordance with applicable provisions of Section 12 of the Investment Company Act of 1940.

Subject to participation agreements with certain Exchange Traded Funds ("ETF") issuers that have received exemptive orders from the U.S. Securities and Exchange Commission allowing investing DWS funds to exceed the limits set forth in Section 12(d)(1)(A) and (B) of the Investment Company Act of 1940, DeAM will echo vote proxies for ETFs in which Deutsche Bank holds more than 25% of outstanding voting shares globally when required to do so by participation agreements and SEC orders.

Affiliated Public Companies. For proxies solicited by non-investment company issuers of or within the Deutsche Bank organization, e.g., Deutsche bank itself, these proxies will be voted in the same proportion as the vote of other shareholders (i.e., "mirror" or "echo" voting).

Note: With respect to the QP Trust (not registered under the Investment Company Act of 1940), the Fund is not required to engage in echo voting and the investment adviser will use these Guidelines, and may determine, with respect to the QP Trust, to vote contrary to the positions in the Guidelines, consistent with the Fund's best interest.

C.       Other Procedures That Limit Conflicts of Interest

AM and other entities in the Deutsche Bank organization have adopted a number of policies, procedures and internal controls that are designed to avoid various conflicts of interest, including those that may arise in connection with proxy voting, including:

o Deutsche Bank Americas Restricted Activities Policy. This policy provides for, among other things, independence of AM employees from CIB, and information barriers between AM and other affiliates. Specifically, no AM employee may be subject to the supervision or control of any employee of CIB. No AM employee shall have his or her compensation based upon his or her contribution to any business activity within the Bank outside of the business of AM, without the prior approval of Legal or Compliance. Further, no employee of CIB shall have any input into the compensation of a AM employee without the prior approval of Legal or Compliance. Under the information barriers section of this policy, as a general rule, AM employees who are associated with the investment process should have no contact with employees of Deutsche Bank or its affiliates, outside of PCAM, regarding specific clients, business matters, or initiatives. Further, under no circumstances should proxy votes be discussed with any Deutsche Bank employee outside of AM (and should only be discussed on a need-to-know basis within AM).

Other relevant internal policies include the Deutsche Bank Americas Code of Professional Conduct, the Deutsche Asset Management Information Sharing Procedures, the Deutsche Asset Management Code of Ethics, the Sarbanes-Oxley Senior Officer Code of Ethics, and the Deutsche Bank Group Code of Conduct. The GPVSC expects that these policies, procedures and internal controls will greatly reduce the chance that the GPVSC (or, its members) would be involved in, aware of or influenced by, an actual or apparent conflict of interest.


V.       RECORDKEEPING

At a minimum, the following types of records must be properly maintained and readily accessible in order to evidence compliance with this policy.

o AM will maintain a record of each vote cast by AM that includes among other things, company name, meeting date, proposals presented, vote cast and shares voted.

o The Proxy Vendor Oversight maintains records for each of the proxy ballots it votes. Specifically, the records include, but are not limited to:

         - The proxy statement (and any additional solicitation materials) and relevant portions of annual statements.

         - Any additional information considered in the voting process that may be obtained from an issuing company, its agents or proxy research firms.

         - Analyst worksheets created for stock option plan and share increase analyses.

         -        Proxy Edge print-screen of actual vote election.

o AM will retain these Policies and Procedures and the Guidelines; will maintain records of client requests for proxy voting information; and will retain any documents the Proxy Vendor Oversight or the GPVSC prepared that were material to making a voting decision or that memorialized the basis for a proxy voting decision.

o The GPVSC also will create and maintain appropriate records documenting its compliance with these Policies and Procedures, including records of its deliberations and decisions regarding conflicts of interest and their resolution.

o With respect to AM's investment company clients, ISS will create and maintain records of each company's proxy voting record for 12-month periods ended June 30. AM will compile the following information for each matter relating to a portfolio security considered at any shareholder meeting held during the period covered by the report and with respect to which the company was entitled to vote:

         -        The name of the issuer of the portfolio security;

         - The exchange ticker symbol of the portfolio security (if symbol is available through reasonably practicable means);

         - The Council on Uniform Securities Identification Procedures number for the portfolio security (if the number is available through reasonably practicable means);

         -        The shareholder meeting date;

         -        A brief identification of the matter voted on;

         - Whether the matter was proposed by the issuer or by a security holder;

         -        Whether the company cast its vote on the matter;

         - How the company cast its vote (e.g., for or against proposal, or abstain; for or withhold regarding election of directors); and

         -        Whether the company cast its vote for or against management.

Note: This list is intended to provide guidance only in terms of the records that must be maintained in accordance with this policy. In addition, please note that records must be maintained in accordance with the applicable AM Records Management Policy.

With respect to electronically stored records, "properly maintained" is defined as complete, authentic (unalterable) usable and backed-up. At a minimum, records should be retained for a period of not less than six years (or longer, if necessary to comply with applicable regulatory requirements), the first three years in an appropriate AM office.


VI.      THE GPVSC'S OVERSIGHT ROLE

In addition to adopting the Guidelines and making proxy voting decisions on matters referred to it as set forth above, the GPVSC will monitor the proxy voting process by reviewing summary proxy information presented by ISS. The GPVSC will use this review process to determine, among other things, whether any changes should be made to the Guidelines. This review will take place at least quarterly and will be documented in the GPVSC's minutes.


Attachment A - Global Proxy Voting Guidelines







                            Deutsche Asset Management

                         Global Proxy Voting Guidelines



                             As Amended October 2008


                                [GRAPHIC OMITTED]
Table of contents

I        Board Of Directors And Executives

         A        Election Of Directors

         B        Classified Boards Of Directors

         C        Board And Committee Independence

         D        Liability And Indemnification Of Directors

         E        Qualifications Of Directors

         F        Removal Of Directors And Filling Of Vacancies

         G        Proposals To Fix The Size Of The Board

         H        Proposals to Restrict Chief Executive Officer's Service on

                  Multiple Boards

         I        Proposals to Restrict Supervisory Board Members Service on

                  Multiple Boards

         J        Proposals to Establish Audit Committees

II       Capital Structure

         A        Authorization Of Additional Shares

         B        Authorization Of "Blank Check" Preferred Stock

         C        Stock Splits/Reverse Stock Splits

         D        Dual Class/Supervoting Stock

         E        Large Block Issuance

         F        Recapitalization Into A Single Class Of Stock

         G        Share Repurchases

         H        Reductions In Par Value

III      Corporate Governance Issues

         A        Confidential Voting

         B        Cumulative Voting

         C        Supermajority Voting Requirements

         D        Shareholder Right To Vote

IV       Compensation

         A        Establishment of a Remuneration Committee

         B        Executive And Director Stock Option Plans

         C        Employee Stock Option/Purchase Plans

         D        Golden Parachutes

         E        Proposals To Limit Benefits Or Executive Compensation

         F        Option Expensing

         G        Management board election and motion

         H        Remuneration (variable pay)

         I        Long-term incentive plans

         J        Shareholder Proposals Concerning "Pay For Superior
                  Performance"

         K        Executive Compensation Advisory

V        Anti-Takeover Related Issues

         A        Shareholder Rights Plans ("Poison Pills")

         B        Reincorporation

         C        Fair-Price Proposals

         D        Exemption From State Takeover Laws

         E        Non-Financial Effects Of Takeover Bids

VI       Mergers & Acquisitions

VII      Social & Political Issues

         A        Labor & Human Rights

         B        Diversity & Equality

         C        Health & Safety

         D        Government/Military

         E        Tobacco

VIII     Environmental Issues

IX       Miscellaneous Items

         A        Ratification Of Auditors

         B        Limitation Of Non-Audit Services Provided By Independent
                  Auditor

         C        Audit Firm Rotation

         D        Transaction Of Other Business

         E        Motions To Adjourn The Meeting

         F        Bundled Proposals

         G        Change Of Company Name

         H        Proposals Related To The Annual Meeting

         I        Reimbursement Of Expenses Incurred From Candidate Nomination

         J        Investment Company Proxies

         K        International Proxy Voting


These Guidelines may reflect a voting position that differs from the actual practices of the public company (ies) within the Deutsche Bank organization or of the investment companies for which AM or an affiliate serves as investment adviser or sponsor.

NOTE: Because of the unique structure and regulatory scheme applicable to closed-end investment companies, the voting guidelines (particularly those related to governance issues) generally will be inapplicable to holdings of closed-end investment companies. As a result, determinations on the appropriate voting recommendation for closed-end investment company shares will be made on a case-by-case basis.


I.       Board of Directors and Executives

A.       Election of Directors

Routine: AM Policy is to vote "for" the uncontested election of directors. Votes for a director in an uncontested election will be withheld in cases where a director has shown an inability to perform his/her duties in the best interests of the shareholders.

Proxy contest: In a proxy contest involving election of directors, a case-by-case voting decision will be made based upon analysis of the issues involved and the merits of the incumbent and dissident slates of directors. AM will incorporate the decisions of a third party proxy research vendor, currently, Institutional Shareholder Services ("ISS") subject to review by the Proxy Voting Sub-Committee (GPVSC) as set forth in the AM's Proxy Voting Policies and Procedures.

Rationale: The large majority of corporate directors fulfill their fiduciary obligation and in most cases support for management's nominees is warranted. As the issues relevant to a contested election differ in each instance, those cases must be addressed as they arise.

B.       Classified Boards of Directors

AM policy is to vote against proposals to classify the board and for proposals to repeal classified boards and elect directors annually.

Rationale: Directors should be held accountable on an annual basis. By entrenching the incumbent board, a classified board may be used as an anti-takeover device to the detriment of the shareholders in a hostile take-over situation.

C.       Board and Committee Independence

AM policy is to vote:

1. "For" proposals that require that a certain percentage (majority up to 66 2/3%) of members of a board of directors be comprised of independent or unaffiliated directors.

2. "For" proposals that require all members of a company's compensation, audit, nominating, or other similar committees be comprised of independent or unaffiliated directors.

3. "Against" shareholder proposals to require the addition of special interest, or constituency, representatives to boards of directors.

4.       "For" separation of the Chairman and CEO positions.

5. "Against" proposals that require a company to appoint a Chairman who is an independent director.

Rationale: Board independence is a cornerstone of effective governance and accountability. A board that is sufficiently independent from management assures that shareholders' interests are adequately represented. However, the Chairman of the board must have sufficient involvement in and experience with the operations of the company to perform the functions required of that position and lead the company.

No director qualifies as 'independent' unless the board of directors affirmatively determines that the director has no material relationship with the listed company (either directly or as a partner, shareholder or officer of an organization that has a relationship with the company).

Whether a director is in fact not "independent" will depend on the laws and regulations of the primary market for the security and the exchanges, if any, on which the security trades.

D.       Liability and Indemnification of Directors

AM policy is to vote "for" management proposals to limit directors' liability and to broaden the indemnification of directors, unless broader indemnification or limitations on directors' liability would effect shareholders' interests in pending litigation.

Rationale: While shareholders want directors and officers to be responsible for their actions, it is not in the best interests of the shareholders for them to be to risk averse. If the risk of personal liability is too great, companies may not be able to find capable directors willing to serve. We support expanding coverage only for actions taken in good faith and not for serious violations of fiduciary obligation or negligence.

E.       Qualifications of Directors

AM policy is to follow management's recommended vote on either management or shareholder proposals that set retirement ages for directors or require specific levels of stock ownership by directors.

Rationale: As a general rule, the board of directors, and not the shareholders, is most qualified to establish qualification policies.

F.       Removal of Directors and Filling of Vacancies

AM policy is to vote "against" proposals that include provisions that directors may be removed only for cause or proposals that include provisions that only continuing directors may fill board vacancies.

Rationale: Differing state statutes permit removal of directors with or without cause. Removal of directors for cause usually requires proof of self-dealing, fraud or misappropriation of corporate assets, limiting shareholders' ability to remove directors except under extreme circumstances. Removal without cause requires no such showing.

Allowing only incumbent directors to fill vacancies can serve as an anti-takeover device, precluding shareholders from filling the board until the next regular election.

G.       Proposals to Fix the Size of the Board

AM policy is to vote:

1. "For" proposals to fix the size of the board unless: (a) no specific reason for the proposed change is given; or (b) the proposal is part of a package of takeover defenses.

2. "Against" proposals allowing management to fix the size of the board without shareholder approval.

Rationale: Absent danger of anti-takeover use, companies should be granted a reasonable amount of flexibility in fixing the size of its board.

H.       Proposals to Restrict Chief Executive Officer's Service on Multiple
         Boards

AM policy is to vote "For" proposals to restrict a Chief Executive Officer from serving on more than three outside boards of directors.

Rationale: Chief Executive Officer must have sufficient time to ensure that shareholders' interests are represented adequately.

Note: A director's service on multiple closed-end fund boards within a fund complex are treated as service on a single Board for the purpose of the proxy voting guidelines.

I. Proposals to Restrict Supervisory Board Members Service on Multiple Boards (For FFT Securities)

AM policy is to vote "for" proposals to restrict a Supervisory Board Member from serving on more than five supervisory boards.

Rationale: We consider a strong, independent and knowledgeable supervisory board as important counter-balance to executive management to ensure that the interests of shareholders are fully reflected by the company.

Full information should be disclosed in the annual reports and accounts to allow all shareholders to judge the success of the supervisory board controlling their company.

Supervisory Board Member must have sufficient time to ensure that shareholders' interests are represented adequately.

Note: A director's service on multiple closed-end fund boards within a fund complex are treated as service on a single Board for the purpose of the proxy voting guidelines.

J. Proposals to Establish Audit Committees (For FFT and U.S. Securities) AM policy is to vote "for" proposals that require the establishment of audit committees.

Rationale: The audit committee should deal with accounting and risk management related questions, verifies the independence of the auditor with due regard to possible conflicts of interest. It also should determine the procedure of the audit process.


II.      Capital Structure

A.       Authorization of Additional Shares (For U.S. Securities)

AM policy is to vote "for" proposals to increase the authorization of existing classes of stock that do not exceed a 3:1 ratio of shares authorized to shares outstanding for a large cap company, and do not exceed a 4:1 ratio of shares authorized to shares outstanding for a small-midcap company (companies having a market capitalization under one billion U.S. dollars.).

Rationale: While companies need an adequate number of shares in order to carry on business, increases requested for general financial flexibility must be limited to protect shareholders from their potential use as an anti-takeover device. Requested increases for specifically designated, reasonable business purposes (stock split, merger, etc.) will be considered in light of those purposes and the number of shares required.

B.       Authorization of "Blank Check" Preferred Stock (For U.S. Securities)

AM policy is to vote:

1. "Against" proposals to create blank check preferred stock or to increase the number of authorized shares of blank check preferred stock unless the company expressly states that the stock will not be used for anti-takeover purposes and will not be issued without shareholder approval.

2. "For" proposals mandating shareholder approval of blank check stock placement.

Rationale: Shareholders should be permitted to monitor the issuance of classes of preferred stock in which the board of directors is given unfettered discretion to set voting, dividend, conversion and other rights for the shares issued.

C.       Stock Splits/Reverse Stock Splits

AM policy is to vote "for" stock splits if a legitimate business purpose is set forth and the split is in the shareholders' best interests. A vote is cast "for" a reverse stock split only if the number of shares authorized is reduced in the same proportion as the reverse split or if the effective increase in authorized shares (relative to outstanding shares) complies with the proxy guidelines for common stock increases (see, Section II.A, above.)

Rationale: Generally, stock splits do not detrimentally effect shareholders. Reverse stock splits, however, may have the same result as an increase in authorized shares and should be analyzed accordingly.

D.       Dual Class/Supervoting Stock

AM policy is to vote "against" proposals to create or authorize additional shares of super-voting stock or stock with unequal voting rights.

Rationale: The "one share, one vote" principal ensures that no shareholder maintains a voting interest exceeding their equity interest in the company.

E.       Large Block Issuance (For U.S. Securities)

AM policy is to address large block issuances of stock on a case-by-case basis, incorporating the recommendation of an independent third party proxy research firm (currently ISS) subject to review by the GPVSC as set forth in AM's Proxy Policies and Procedures.

Additionally, AM supports proposals requiring shareholder approval of large block issuances.

Rationale: Stock issuances must be reviewed in light of the business circumstances leading to the request and the potential impact on shareholder value.

F.       Recapitalization into a Single Class of Stock

AM policy is to vote "for" recapitalization plans to provide for a single class of common stock, provided the terms are fair, with no class of stock being unduly disadvantaged.

Rationale: Consolidation of multiple classes of stock is a business decision that may be left to the board and/management if there is no adverse effect on shareholders.

G.       Share Repurchases

AM policy is to vote "for" share repurchase plans provided all shareholders are able to participate on equal terms.

Rationale: Buybacks are generally considered beneficial to shareholders because they tend to increase returns to the remaining shareholders.

H.       Reductions in Par Value

AM policy is to vote "for" proposals to reduce par value, provided a legitimate business purpose is stated (e.g., the reduction of corporate tax responsibility.)

Rationale: Usually, adjustments to par value are a routine financial decision with no substantial impact on shareholders.


III.     Corporate Governance Issues

A.       Confidential Voting

AM policy is to vote "for" proposals to provide for confidential voting and independent tabulation of voting results and to vote "against" proposals to repeal such provisions.

Rationale: Confidential voting protects the privacy rights of all shareholders. This is particularly important for employee-shareholders or shareholders with business or other affiliations with the company, who may be vulnerable to coercion or retaliation when opposing management. Confidential voting does not interfere with the ability of corporations to communicate with all shareholders, nor does it prohibit shareholders from making their views known directly to management.

B.       Cumulative Voting (For U.S. Securities)

AM policy is to vote "against" shareholder proposals requesting cumulative voting and "for"management proposals to eliminate it. The protections afforded shareholders by cumulative voting are not necessary when a company has a history of good performance and does not have a concentrated ownership interest. Accordingly, a vote is cast "against" cumulative voting and "for" proposals to eliminate it if:

a) The company has a five year return on investment greater than the relevant industry index,

b) All directors and executive officers as a group beneficially own less than 10% of the outstanding stock, and

c) No shareholder (or voting block) beneficially owns 15% or more of the company.

Thus, failure of any one of the three criteria results in a vote for cumulative voting in accordance with the general policy.

Rationale: Cumulative voting is a tool that should be used to ensure that holders of a significant number of shares may have board representation; however, the presence of other safeguards may make their use unnecessary.

C.       Supermajority Voting Requirements

AM policy is to vote "against" management proposals to require a supermajority vote to amend the charter or bylaws and to vote "for" shareholder proposals to modify or rescind existing supermajority requirements.

*Exception made when company holds a controlling position and seeks to lower threshold to maintain control and/or make changes to corporate by-laws.

Rationale: Supermajority voting provisions violate the democratic principle that a simple majority should carry the vote. Setting supermajority requirements may make it difficult or impossible for shareholders to remove egregious by-law or charter provisions. Occasionally, a company with a significant insider held position might attempt to lower a supermajority threshold to make it easier for management to approve provisions that may be detrimental to shareholders. In that case, it may not be in the shareholders interests to lower the supermajority provision.

D.       Shareholder Right to Vote

AM policy is to vote "against" proposals that restrict the right of shareholders to call special meetings, amend the bylaws, or act by written consent. Policy is to vote "for" proposals that remove such restrictions.

Rationale: Any reasonable means whereby shareholders can make their views known to management or effect the governance process should be supported.


IV.      Compensation

Annual Incentive Plans or Bonus Plans are often submitted to shareholders for approval. These plans typically award cash to executives based on company performance. Deutsche Bank believes that the responsibility for executive compensation decisions rest with the board of directors and/or the compensation committee, and its policy is not to second-guess the board's award of cash compensation amounts to executives unless a particular award or series of awards is deemed excessive. If stock options are awarded as part of these bonus or incentive plans, the provisions must meet Deutsche Bank's criteria regarding stock option plans, or similar stock-based incentive compensation schemes, as set forth below.

A.       Establishment of a Remuneration Committee (For FFT Securities)

AM policy is to vote "for" proposals that require the establishment of a remuneration committee.

Rationale: Corporations should disclose in each annual report or proxy statement their policies on remuneration. Essential details regarding executive remuneration including share options, long-term incentive plans and bonuses, should be disclosed in the annual report, so that investors can judge whether corporate pay policies and practices meet the standard.

The remuneration committee shall not comprise any board members and should be sensitive to the wider scene on executive pay. It should ensure that performance-based elements of executive pay are designed to align the interests of shareholders.

B.       Executive and Director Stock Option Plans

AM policy is to vote "for" stock option plans that meet the following criteria:

(1) The resulting dilution of existing shares is less than (a) 15 percent of outstanding shares for large capital corporations or (b) 20 percent of outstanding shares for small-mid capital companies (companies having a market capitalization under one billion U.S. dollars.)

(2) The transfer of equity resulting from granting options at less than FMV is no greater than 3% of the over-all market capitalization of large capital corporations, or 5% of market cap for small-mid capital companies.

(3) The plan does not contain express repricing provisions and, in the absence of an express statement that options will not be repriced; the company does not have a history of repricing options.

(4)      The plan does not grant options on super-voting stock.

AM will support performance-based option proposals as long as a) they do not mandate that all options granted by the company must be performance based, and
b) only certain high-level executives are subject to receive the performance based options.

AM will support proposals to eliminate the payment of outside director pensions.

Rationale: Determining the cost to the company and to shareholders of stock-based incentive plans raises significant issues not encountered with cash-based compensation plans. These include the potential dilution of existing shareholders' voting power, the transfer of equity out of the company resulting from the grant and execution of options at less than FMV and the authority to reprice or replace underwater options. Our stock option plan analysis model seeks to allow reasonable levels of flexibility for a company yet still protect shareholders from the negative impact of excessive stock compensation. Acknowledging that small mid-capital corporations often rely more heavily on stock option plans as their main source of executive compensation and may not be able to compete with their large capital competitors with cash compensation, we provide slightly more flexibility for those companies.

C.       Employee Stock Option/Purchase Plans

AM policy is to vote for employee stock purchase plans (ESPP's) when the plan complies with Internal Revenue Code 423, allowing non-management employees to purchase stock at 85% of FMV.

AM policy is to vote "for" employee stock option plans (ESOPs) provided they meet the standards for stock option plans in general. However, when computing dilution and transfer of equity, ESOPs are considered independently from executive and director option plans.

Rationale: ESOPs and ESPP's encourage rank-and-file employees to acquire an ownership stake in the companies they work for and have been shown to promote employee loyalty and improve productivity.

D.       Golden Parachutes

AM policy is to vote "for" proposals to require shareholder approval of golden parachutes and for proposals that would limit golden parachutes to no more than three times base compensation. Policy is to vote "against" more restrictive shareholder proposals to limit golden parachutes.

Rationale: In setting a reasonable limitation, AM considers that an effective parachute should be less attractive than continued employment and that the IRS has opined that amounts greater than three times annual salary, are excessive.

E.       Proposals to Limit Benefits or Executive Compensation

AM policy is to vote "against"

1.   Proposals to limit benefits, pensions or compensation and

2. Proposals that request or require disclosure of executive compensation greater than the disclosure required by Securities and Exchange Commission
     (SEC) regulations.

Rationale: Levels of compensation and benefits are generally considered to be day-to-day operations of the company, and are best left unrestricted by arbitrary limitations proposed by shareholders.

F.       Option Expensing

AM policy is to support proposals requesting companies to expense stock options.

Rationale: Although companies can choose to expense options voluntarily, the Financial Accounting Standards Board (FASB) does not yet require it, instead allowing companies to disclose the theoretical value of options as a footnote. Because the expensing of stock options lowers earnings, most companies elect not to do so. Given the fact that options have become an integral component of compensation and their exercise results in a transfer of shareholder value, AM agrees that their value should not be ignored and treated as "no cost" compensation. The expensing of stock options would promote more modest and appropriate use of stock options in executive compensation plans and present a more accurate picture of company operational earnings.

G.        Management board election and motion (For FFT Securities)

AM policy is to vote "against":

o the election of board members with positions on either remuneration or audit committees;

o the election of supervisory board members with too many supervisory board mandates;

o "automatic" election of former board members into the supervisory board.

Rationale: Management as an entity, and each of its members, are responsible for all actions of the company, and are - subject to applicable laws and regulations
- accountable to the shareholders as a whole for their actions.

Sufficient information should be disclosed in the annual company report and account to allow shareholders to judge the success of the company.

H.       Remuneration (variable pay): (For FFT Securities)

Executive remuneration for Management Board

AM policy is to vote "for" remuneration for Management Board that is transparent and linked to results.

Rationale: Executive compensation should motivate management and align the interests of management with the shareholders. The focus should be on criteria that prevent excessive remuneration; but enable the company to hire and retain first-class professionals.

Shareholder interests are normally best served when management is remunerated to optimise long-term returns. Criteria should include suitable measurements like return on capital employed or economic value added.

Interests should generally also be correctly aligned when management own shares in the company - even more so if these shares represent a substantial portion of their own wealth.

Its disclosure shall differentiate between fixed pay, variable (performance related) pay and long-term incentives, including stock option plans with valuation ranges as well as pension and any other significant arrangements.

Executive remuneration for Supervisory Board

AM policy is to vote "for" remuneration for Supervisory Board that is at least 50% in fixed form.

Rationale: It would normally be preferable if performance linked compensation were not based on dividend payments, but linked to suitable result based parameters. Consulting and procurement services should also be published in the company report.

I.       Long-term incentive plans (For FFT Securities)

AM policy is to vote "for" long-term incentive plans for members of a management board that reward for above average company performance.

Rationale: Incentive plans will normally be supported if they:

o directly align the interests of members of management boards with those of shareholders;

o establish challenging performance criteria to reward only above average performance;

o measure performance by total shareholder return in relation to the market or a range of comparable companies;

o are long-term in nature and encourage long-term ownership of the shares once exercised through minimum holding periods;

o        do not allow a repricing of the exercise price in stock option plans.

J.       Shareholder Proposals Concerning "Pay for Superior Performance"

AM policy is to address pay for superior performance proposals on a case-by-case basis, incorporating the recommendation of an independent third party proxy research firm (currently ISS) subject to review by the GPVSC as set forth in AM's Proxy Policies and Procedures.

Rationale: While AM agrees that compensation issues are better left to the discretion of management, they appreciate the need to monitor for excessive compensation practices on a case by case basis. If, after a review of the ISS metrics, AM is comfortable with ISS's applying this calculation and will vote according to their recommendation.

K.       Executive Compensation Advisory

AM policy is to follow management's recommended vote on shareholder proposals to propose an advisory resolution seeking to ratify the compensation of the company's named executive officers (NEOs) on an annual basis.

Rationale: AM believes that controls exist within senior management and corporate compensation committees, ensuring fair compensation to executives. This might allow shareholders to require approval for all levels of management's compensation.

V.       Anti-Takeover Related Issues

A.       Shareholder Rights Plans ("Poison Pills")

AM policy is to vote "for" proposals to require shareholder ratification of poison pills or that request boards to redeem poison pills, and to vote "against" the adoption of poison pills if they are submitted for shareholder ratification.

Rationale: Poison pills are the most prevalent form of corporate takeover defenses and can be (and usually are) adopted without shareholder review or consent. The potential cost of poison pills to shareholders during an attempted takeover outweighs the benefits.

B.       Reincorporation

AM policy is to examine reincorporation proposals on a case-by-case basis. The voting decision is based on: (1) differences in state law between the existing state of incorporation and the proposed state of incorporation; and (2) differences between the existing and the proposed charter/bylaws/articles of incorporation and their effect on shareholder rights. If changes resulting from the proposed reincorporation violate the corporate governance principles set forth in these guidelines, the reincorporation will be deemed contrary to shareholder's interests and a vote cast "against."

Rationale: Reincorporations can be properly analyzed only by looking at the advantages and disadvantages to their shareholders. Care must be taken that anti-takeover protection is not the sole or primary result of a proposed change.

C.       Fair-Price Proposals

AM policy is to vote "for" management fair-price proposals, provided that: (1) the proposal applies only to two-tier offers; (2) the proposal sets an objective fair-price test based on the highest price that the acquirer has paid for a company's shares; (3) the supermajority requirement for bids that fail the fair-price test is no higher than two-thirds of the outstanding shares; (4) the proposal contains no other anti-takeover provisions or provisions that restrict shareholders rights.

A vote is cast for shareholder proposals that would modify or repeal existing fair-price requirements that do not meet these standards.

Rationale: While fair price provisions may be used as anti-takeover devices, if adequate provisions are included, they provide some protection to shareholders who have some say in their application and the ability to reject those protections if desired.

D.       Exemption from state takeover laws

AM policy is to vote "for" shareholder proposals to opt out of state takeover laws and to vote "against" management proposals requesting to opt out of state takeover laws.

Rationale: Control share statutes, enacted at the state level, may harm long-term share value by entrenching management. They also unfairly deny certain shares their inherent voting rights.

E.       Non-financial Effects of Takeover Bids

Policy is to vote "against" shareholder proposals to require consideration of non-financial effects of merger or acquisition proposals.

Rationale: Non-financial effects may often be subjective and are secondary to AM's stated purpose of acting in its client's best economic interest.


VI.      Mergers & Acquisitions

Evaluation of mergers, acquisitions and other special corporate transactions (i.e., takeovers, spin-offs, sales of assets, reorganizations, restructurings and recapitalizations) are performed on a case-by-case basis incorporating information from an independent proxy research source (currently ISS.) Additional resources including portfolio management and research analysts may be considered as set forth in AM's Policies and Procedures.


VII.     Social, Environmental & Political Issues

Social and environmental issues are becoming increasingly important to corporate success. We incorporate social and environmental considerations into both our investment decisions and our proxy voting decisions - particularly if the financial performance of the company could be impacted.

With increasing frequency, shareholder proposals are submitted relating to social and political responsibility issues. Almost universally, the company management will recommend a vote "against" these proposals. These types of proposals cover an extremely wide range of issues. Many of the issues tend to be controversial and are subject to more than one reasonable, yet opposing, theory of support. More so than with other types of proxy proposals, social and political responsibility issues may not have a connection to the economic and corporate governance principles effecting shareholders' interests. AM's policy regarding social and political responsibility issues, as with any other issue, is designed to protect our client shareholders' economic interests.

Occasionally, a distinction is made between a shareholder proposal requesting direct action on behalf of the board and a request for a report on (or disclosure of) some information. In order to avoid unduly burdening any company with reporting requirements, AM's policy is to vote against shareholder proposals that demand additional disclosure or reporting than is required by the Securities and Exchange Commission unless it appears there is a legitimate issue and the company has not adequately addressed shareholders' concerns.

A.       Labor & Human Rights

AM policy is to vote "against" adopting global codes of conduct or workplace standards exceeding those mandated by law.

Rationale: Additional requirements beyond those mandated by law are deemed unnecessary and potentially burdensome to companies

B.       Diversity & Equality

1. AM policy is to vote "against" shareholder proposals to force equal employment opportunity, affirmative action or board diversity.

Rationale: Compliance with State and Federal legislation along with information made available through filings with the EEOC provides sufficient assurance that companies act responsibly and make information public.

2. AM policy is also to vote "against" proposals to adopt the Mac Bride Principles. The Mac Bride Principles promote fair employment, specifically regarding religious discrimination.

Rationale: Compliance with the Fair Employment Act of 1989 makes adoption of the Mac Bride Principles redundant. Their adoption could potentially lead to charges of reverse discrimination.

C.       Health & Safety

1. AM policy is to vote "against" adopting a pharmaceutical price restraint policy or reporting pricing policy changes.

Rationale: Pricing is an integral part of business for pharmaceutical companies and should not be dictated by shareholders (particularly pursuant to an arbitrary formula.) Disclosing pricing policies may also jeopardize a company's competitive position in the marketplace.

2. AM policy is to vote "against" shareholder proposals to control the use or labeling of and reporting on genetically engineered products.

Rationale: Additional requirements beyond those mandated by law are deemed unnecessary and potentially burdensome to companies.

D.       Government/Military

1. AM policy is to vote against shareholder proposals regarding the production or sale of military arms or nuclear or space-based weapons, including proposals seeking to dictate a company's interaction with a particular foreign country or agency.

Rationale: Generally, management is in a better position to determine what products or industries a company can and should participate in. Regulation of the production or distribution of military supplies is, or should be, a matter of government policy.

2. AM policy is to vote "against" shareholder proposals regarding political contributions and donations.

Rationale: The Board of Directors and Management, not shareholders, should evaluate and determine the recipients of any contributions made by the company.

3. AM policy is to vote "against" shareholder proposals regarding charitable contributions and donations.

Rationale: The Board of Directors and Management, not shareholders, should evaluate and determine the recipients of any contributions made by the company.

E.       Tobacco

1. AM policy is to vote "against" shareholder proposals requesting additional standards or reporting requirements for tobacco companies as well as "against" requesting companies to report on the intentional manipulation of nicotine content.

Rationale: Where a tobacco company's actions meet the requirements of legal and industry standards, imposing additional burdens may detrimentally effect a company's ability to compete. The disclosure of nicotine content information could affect the company's rights in any pending or future litigation.

2. Shareholder requests to spin-off or restructure tobacco businesses will be opposed.

Rationale: These decisions are more appropriately left to the Board and management, and not to shareholder mandate.


VIII.    Environmental Issues

AM policy is to follow management's recommended vote on CERES Principles or other similar environmental mandates (e.g., those relating to Greenhouse gas emissions or the use of nuclear power).

Rationale: Environmental issues are extensively regulated by outside agencies and compliance with additional requirements often involves significant cost to companies.


IX.      Miscellaneous Items

A.       Ratification of Auditors

AM policy is to vote "for" a) the management recommended selection of auditors and b) proposals to require shareholder approval of auditors.

Rationale: Absent evidence that auditors have not performed their duties adequately, support for management's nomination is warranted.

B.       Limitation of non-audit services provided by independent auditor

AM policy is to support proposals limiting non-audit fees to 50% of the aggregate annual fees earned by the firm retained as a company's independent auditor.

Rationale: In the wake of financial reporting problems and alleged audit failures at a number of companies, AM supports the general principle that companies should retain separate firms for audit and consulting services to avoid potential conflicts of interest. However, given the protections afforded by the recently enacted Sarbanes-Oxley Act of 2002 (which requires Audit Committee pre-approval for non-audit services and prohibits auditors from providing specific types of services), and the fact that some non-audit services are legitimate audit-related services, complete separation of audit and consulting fees may not be warranted. A reasonable limitation is appropriate to help ensure auditor independence and it is reasonable to expect that audit fees exceed non-audit fees.

C.       Audit firm rotation

AM policy is to support proposals seeking audit firm rotation unless the rotation period sought is less than five years.

Rationale: While the Sarbanes-Oxley Act mandates that the lead audit partner be switched every five years, AM believes that rotation of the actual audit firm would provide an even stronger system of checks and balances on the audit function.

D.       Transaction of Other Business

AM policy is to vote against "transaction of other business" proposals.

Rationale: This is a routine item to allow shareholders to raise other issues and discuss them at the meeting. As the nature of these issues may not be disclosed prior to the meeting, we recommend a vote against these proposals. This protects shareholders voting by proxy (and not physically present at a meeting) from having action taken at the meeting that they did not receive proper notification of or sufficient opportunity to consider.

E.       Motions to Adjourn the Meeting

AM Policy is to vote against proposals to adjourn the meeting.

Rationale: Management may seek authority to adjourn the meeting if a favorable outcome is not secured. Shareholders should already have had enough information to make a decision. Once votes have been cast, there is no justification for management to continue spending time and money to press shareholders for support.

F.       Bundled Proposals

AM policy is to vote against bundled proposals if any bundled issue would require a vote against it if proposed individually.

Rationale: Shareholders should not be forced to "take the good with the bad" in cases where the proposals could reasonably have been submitted separately.

G.       Change of Company Name

AM policy is to support management on proposals to change the company name.

Rationale: This is generally considered a business decision for a company.

H.       Proposals Related to the Annual Meeting

AM Policy is to vote in favor of management for proposals related to the conduct of the annual meeting (meeting time, place, etc.)

Rationale: These are considered routine administrative proposals.

I.       Reimbursement of Expenses Incurred from Candidate Nomination

AM policy is to follow management's recommended vote on shareholder proposals related to the amending of company bylaws to provide for the reimbursement of reasonable expenses incurred in connection with nominating one or more candidates in a contested election of directors to the corporation's board of directors.

Rationale: Corporations should not be liable for costs associated with shareholder proposals for directors.

J.       Investment Company Proxies

Proxies solicited by investment companies are voted in accordance with the recommendations of an independent third party, currently ISS. However, regarding investment companies for which AM or an affiliate serves as investment adviser or principal underwriter, such proxies are voted in the same proportion as the vote of all other shareholders. Proxies solicited by master funds from feeder funds will be voted in accordance with applicable provisions of Section 12 of the Investment Company Act of 1940.

Investment companies, particularly closed-end investment companies, are different from traditional operating companies. These differences may call for differences in voting positions on the same matter. For example, AM could vote "for" staggered boards of closed-end investment companies, although AM generally votes "against" staggered boards for operating companies. Further, the manner in which AM votes investment company proxies may differ from proposals for which a AM-advised investment company solicits proxies from its shareholders. As reflected in the Guidelines, proxies solicited by closed-end (and open-end) investment companies are voted in accordance with the pre-determined guidelines of an independent third-party.

Subject to participation agreements with certain Exchange Traded Funds ("ETF") issuers that have received exemptive orders from the U.S. Securities and Exchange Commission allowing investing DWS funds to exceed the limits set forth in Section 12(d)(1)(A) and (B) of the Investment Company Act of 1940, DeAM will echo vote proxies for ETFs in which Deutsche Bank holds more than 25% of outstanding voting shares globally when required to do so by participation agreements and SEC orders.

Note: With respect to the QP Trust (not registered under the Investment Company Act of 1940), the Fund is not required to engage in echo voting and the investment adviser will use these Guidelines, and may determine, with respect to the QP Trust, to vote contrary to the positions in the Guidelines, consistent with the Fund's best interest.


K.       International Proxy Voting

The above guidelines pertain to issuers organized in the United States, Canada and Germany. Proxies solicited by other issuers are voted in accordance with international guidelines or the recommendation of ISS and in accordance with applicable law and regulation.







--------------------------------------------------------------------------------
IMPORTANT: The information contained herein is the property of Deutsche Bank Group and may not be copied, used or disclosed in whole or in part, stored in a retrieval system or transmitted in any form or by any means (electronic, mechanical, reprographic, recording or otherwise) without the prior written permission of Deutsche Bank Group.
--------------------------------------------------------------------------------


                      APPENDIX B -- RATINGS OF INVESTMENTS


Standard & Poor's Corporation Bond Ratings

AAA. Debt rated AAA had the highest rating assigned by Standard & Poor's. Capacity to pay interest and repay principal is extremely strong.

AA. Debt rated AA has a very strong capacity to pay interest and repay principal and differs from the higher rated issues only in small degree.

A. Debt rated A has a strong capacity to pay interest and repay principal although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories.

BBB. Debt rated BBB is regarded as having an adequate capacity to pay interest and repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher rated categories.

BB, B, CCC, CC and C. Debt rated BB, B, CCC, CC and C is regarded, on balance, as predominantly speculative with respect to capacity to pay interest and repay principal in accordance with the terms of the obligation. BB indicates the lowest degree of speculation and C the highest degree of speculation. While such debt will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

CI. The rating CI is reserved for income bonds on which no interest is being paid.

D. Debt rated D is in default, and payment of interest and/or repayment of principal is in arrears.

Moody's Investors Service, Inc. Bond Ratings

AAA. Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt-edge." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa. Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high-grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long term risks appear somewhat larger than in Aaa securities.

A. Bonds which are rated A possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment sometime in the future.

Baa. Bonds which are rated Baa are considered as medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

Ba. Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

B. Bonds which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

Caa. Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

Ca. Bonds which are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

C. Bonds which are rated C are the lowest rated class of bonds and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

Fitch Long-Term Debt Ratings

AAA. Highest credit quality. "AAA" ratings denote the lowest expectation of credit risk. They are assigned only in case of exceptionally strong capacity for timely payment of financial commitments. This capacity is highly unlikely to be adversely affected by foreseeable events.

AA. Very high credit quality. "AA"` ratings denote a very low expectation of credit risk. They indicate very strong capacity for timely payment of financial commitments. This capacity is not significantly vulnerable to foreseeable events.

A. High credit quality. "A" ratings denote a low expectation of credit risk. The capacity for timely payment of financial commitments is considered strong. This capacity may, nevertheless, be more vulnerable to changes in circumstances or in economic conditions than is the case for higher ratings.

BBB. Good credit quality. "BBB" ratings indicate that there is currently a low expectation of credit risk. The capacity for timely payment of financial commitments is considered adequate, but adverse changes in circumstances and in economic conditions are more likely to impair this capacity. This is the lowest investment-grade category.

BB. Speculative. "BB" ratings indicate that there is a possibility of credit risk developing, particularly as the result of adverse economic change over time; however, business or financial alternatives may be available to allow financial commitments to be met. Securities rated in this category are not investment grade.

B. Highly speculative. "B" ratings indicate that significant credit risk is present, but a limited margin of safety remains. Financial commitments are currently being met; however, capacity for continued payment is contingent upon a sustained, favorable business and economic environment.

CCC, CC, C. High default risk. Default is a real possibility. Capacity for meeting financial commitments is solely reliant upon sustained, favorable business or economic developments. A "CC" rating indicates that default of some kind appears probable. "C" ratings signal imminent default.

DDD, DD, D. Default. The ratings of obligations in this category are based on their prospects for achieving partial or full recovery in a reorganization or liquidation of the obligor. While expected recovery values are highly speculative and cannot be estimated with any precision, the following serve as general guidelines. "DDD" obligations have the highest potential for recovery, around 90%-100% of outstanding amounts and accrued interest. "DD" indicates potential recoveries in the range of 50%-90%, and "D" the lowest recovery potential, i.e., below 50%.

Entities rated in this category have defaulted on some or all of their obligations. Entities rated "DDD" have the highest prospect for resumption of performance or continued operation with or without a formal reorganization process. Entities rated "DD" and "D" are generally undergoing a formal reorganization or liquidation process; those rated "DD" are likely to satisfy a higher portion of their outstanding obligations, while entities rated "D" have a poor prospect for repaying all obligations.

Fitch Short-Term Debt Ratings

F1. Highest credit quality. Indicates the Best capacity for timely payment of financial commitments; may have an added "+" to denote any exceptionally strong credit feature.

F2. Good credit quality. A satisfactory capacity for timely payment of financial commitments, but the margin of safety is not as great as in the case of the higher ratings.

F3. Fair credit quality. The capacity for timely payment of financial commitments is adequate; however, near-term adverse changes could result in a reduction to non-investment grade.

B. Speculative. Minimal capacity for timely payment of financial commitments, plus vulnerability to near-term adverse changes in financial and economic conditions.

C. High default risk. Default is a real possibility. Capacity for meeting financial commitments is solely reliant upon a sustained, favorable business and economic environment.

D. Default. Denotes actual or imminent payment default.

Commercial Paper Ratings

Commercial paper rated by Standard & Poor's Ratings Services ("S&P") has the following characteristics: Liquidity ratios are adequate to meet cash requirements. Long-term senior debt is rated "A" or better. The issuer has access to at least two additional channels of borrowing. Basic earnings and cash flow have an upward trend with allowance made for unusual circumstances. Typically, the issuer's industry is well established and the issuer has a strong position within the industry. The reliability and quality of management are unquestioned. Relative strength or weakness of the above factors determine whether the issuer's commercial paper is rated A-1 or A-2.

The ratings Prime-1 and Prime-2 are the two highest commercial paper ratings assigned by Moody's Investors Service, Inc. ("Moody's"). Among the factors considered by it in assigning ratings are the following: (1) evaluation of the management of the issuer; (2) economic evaluation of the issuer's industry or industries and an appraisal of speculative-type risks which may be inherent in certain areas; (3) evaluation of the issuer's products in relation to competition and customer acceptance; (4) liquidity; (5) amount and quality of long-term debt; (6) trend of earnings over a period of ten years; (7) financial strength of a parent company and the relationships which exist with the issuer; and (8) recognition by the management of obligations which may be present or may arise as a result of public interest questions and preparations to meet such obligations. Relative strength or weakness of the above factors determines whether the issuer's commercial paper is rated Prime-1 or 2.

Municipal Notes

Moody's: The highest ratings for state and municipal short-term obligations are "MIG 1," "MIG 2," and "MIG 3" (or "VMIG 1," "VMIG 2" and "VMIG 3" in the case of an issue having a variable rate demand feature). Notes rated "MIG 1" or "VMIG 1" are judged to be of the "best quality". Notes rated "MIG 2" or "VMIG 2" are of "high quality," with margins or protection "ample although not as large as in the preceding group". Notes rated "MIG 3" or "VMIG 3" are of "favorable quality," with all security elements accounted for but lacking the strength of the preceding grades.

S&P: The "SP-1" rating reflects a "very strong or strong capacity to pay principal and interest". Notes issued with "overwhelming safety characteristics" will be rated "SP-1+". The "SP-2" rating reflects a "satisfactory capacity" to pay principal and interest.

Fitch: The highest ratings for state and municipal short-term obligations are "F-1+," "F-1," and "F-2."

                     TAX-EXEMPT CALIFORNIA MONEY MARKET FUND

                            PART C. OTHER INFORMATION

   Item 23.       Exhibits
   --------       --------

                   (a)(1)                   Amended and Restated Declaration of Trust of Tax-Exempt California Money
                                            Market Fund dated June 2, 2008.
                                            Incorporated herein by reference to Post-Effective Amendment No. 27 to
                                            Registrant's Registration Statement on Form N-1A filed on August 26, 2008.)

                   (a)(2)                   Amended Establishment and Designation of Classes of  Shares of Beneficial
                                            Interest dated May 22, 2008.
                                            Incorporated herein by reference to Post-Effective Amendment No. 27 to
                                            Registrant's Registration Statement on Form N-1A filed on August 26, 2008.)

                    (b)                     By-Laws of Tax-Exempt California Money Market Fund, dated as of April 1,
                                            2008.
                                            Incorporated herein by reference to Post-Effective Amendment No. 27 to
                                            Registrant's Registration Statement on Form N-1A filed on August 26, 2008.)

                    (c)                     Text of Share Certificate.
                                            (Incorporated herein by reference to Post-Effective Amendment No. 9 to
                                            Registrant's Registration Statement on Form N-1A filed on January 2, 1996.)

                    (d)                     Amended and Restated Investment Management Agreement between the Registrant and Deutsche Investment Management Americas Inc., dated May 1, 2008.
                                            (Incorporated herein by reference to Post-Effective Amendment No. 26 to
                                            Registrant's Registration Statement on Form N-1A filed on June 19, 2008.)

                    (e)                     Underwriting and Distribution Services Agreement between the Registrant and
                                            Scudder Distributors, Inc., dated April 5, 2002.
                                            (Incorporated herein by reference to Post-Effective Amendment No. 18 to
                                            Registrant's Registration Statement on Form N-1A filed on January 28, 2003.)

                    (f)                     Inapplicable.

                    (g)                     Master Custodian Agreement between the Registrant and State Street Bank and
                                            Trust Company dated November 17, 2008 is filed herein.

                   (h)(1)                   Agency Agreement dated April 1, 2007 between the Registrant and DWS Scudder
                                            Investment Services Company.
                                            (Incorporated herein by reference to Post-Effective Amendment No. 26 to
                                            Registrant's Registration Statement on Form N-1A filed on June 19, 2008.)

                   (h)(2)                   Letter of Indemnity to the Scudder Funds dated September 10, 2004.
                                            (Incorporated herein by reference to Post-Effective Amendment No. 21 to
                                            Registrant's Registration Statement on Form N-1A filed on December 3, 2004.)



                                       3

                   (h)(3)                   Letter of Indemnity to the Scudder Funds dated September 10, 2004.
                                            (Incorporated herein by reference to Post-Effective Amendment No. 21 to
                                            Registrant's Registration Statement on Form N-1A filed on December 3, 2004.)

                   (h)(4)                   Letter of Indemnity to the Independent Directors/Trustees dated September
                                            10, 2004. (Incorporated herein by reference to Post-Effective Amendment No.
                                            21 to Registrant's Registration Statement on Form N-1A filed on December 3,
                                            2004.)

                   (h)(5)                   Form of Mutual Fund Rule 22c-2 Information Sharing Agreement between DWS
                                            Scudder Distributors, Inc. and certain financial intermediaries is filed herein.

                   (h)(6)                   Form of Expense Limitation Agreement between the Fund and Deutsche
                                            Investment Management Americas Inc. is filed herein.

                   (h)(7)                   Amended and Restated Administrative Services Agreement dated as of October
                                            1, 2008 between the Registrant and Deutsche Investment Management Americas
                                            Inc. is filed herein.

                   (i)(1)                   Legal Opinion and Consent of Counsel.
                                            (Incorporated herein by reference to Post-Effective Amendment No. 18 to
                                            Registrant's Registration Statement on Form N-1A filed on January 28, 2003.)

                   (i)(2)                   Legal Opinion and Consent of Counsel relating to Tax-Exempt California Money
                                            Market Fund-Institutional Shares.
                                            Incorporated herein by reference to Post-Effective Amendment No. 27 to
                                            Registrant's Registration Statement on Form N-1A filed on August 26, 2008.)

                    (j)                     Consent of Independent Registered Public Accounting Firm is filed herein.

                    (k)                     Inapplicable.


                    (l)                     Inapplicable.

                    (m)                     Amended and Restated Rule 12b-1 Plan dated August 1, 1998.
                                            (Incorporated herein by reference to Post-Effective Amendment No. 12 to
                                            Registrant's Registration Statement on Form N-1A filed on December 3, 1998.)

                    (n)                     Inapplicable.

                   (p)(1)                   Code of Ethics for Deutsche Asset Management - U.S., dated January 1, 2008.
                                            (Incorporated herein by reference to Post-Effective Amendment No. 25 to
                                            Registrant's Registration Statement on Form N-1A filed on January 25, 2008.)

                   (p)(2)                   Consolidated Fund Code of Ethics.
                                            (Incorporated herein by reference to Post-Effective Amendment No. 23 to
                                            Registrant's Registration Statement on Form N-1A filed on January 27, 2006.)

Item 24.          Persons Controlled by or under Common Control with Fund
--------          -------------------------------------------------------

                  None

Item 25.          Indemnification
--------          ---------------

                           Article IV of the Registrant's Agreement and
                  Declaration of Trust (Exhibit (a)(1) hereto, which is incorporated herein by reference) provides in effect that the Registrant will indemnify its officers and trustees under certain circumstances. However, in accordance with Section 17(h) and 17(i) of the Investment Company Act of 1940 and its own terms, said Article of the Agreement and Declaration of Trust does not protect any person against any liability to the Registrant or its shareholders to which such Trustee would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of his or her office.

                           The Registrant has purchased insurance policies
                  insuring its officers and trustees against certain liabilities which such officers and trustees may incur while acting in such capacities and providing reimbursement to the Registrant for sums which it may be permitted or required to pay to its officers and trustees by way of indemnification against such liabilities, subject to certain deductibles.

                           On April 5, 2002, Zurich Scudder Investments, Inc.
                  ("Scudder"), the investment adviser, now known as Deutsche Investment Management Americas Inc., was acquired by Deutsche Bank AG, not including certain U.K. Operations (the "Transaction"). In connection with the Trustees' evaluation of the Transaction, Deutsche Bank agreed to indemnify, defend and hold harmless Registrant and the trustees who were not "interested persons" of Scudder, Deutsche Bank or Registrant (the "Independent Trustees") for and against any liability and claims and expenses based upon or arising from, whether in whole or in part, or directly or indirectly, any untrue statement or alleged untrue statement of a material fact made to the Independent Trustees by Deutsche Bank in connection with the Independent Trustees' consideration of the Transaction, or any omission or alleged omission of a material fact necessary in order to make statements made, in light of the circumstances under which they were made, not misleading.

                           Deutsche Investment Management Americas Inc.
                  (hereafter, "DIMA"), the investment advisor, has agreed, subject to applicable law and regulation, to indemnify and hold harmless the Registrant against any loss, damage, liability and expense, including, without limitation, the advancement and payment, as incurred, of reasonable fees and expenses of counsel (including counsel to the Registrant and counsel to the Independent Trustees) and consultants, whether retained by the Registrant or the Independent Trustees, and other customary costs and expenses incurred by the Registrant in connection with any litigation or regulatory action related to possible improper market timing or other improper trading activity or possible improper marketing and sales activity in the Registrant ("Private Litigation and Enforcement Actions"). In the event that this indemnification is unavailable to the Registrant for any reason, then DIMA has agreed to contribute to the amount paid or payable by the Registrant as a result of any loss, damage, liability or expense in such proportion as is appropriate to reflect the relative fault of DIMA and the Registrant with respect to the matters which resulted in such loss, damage, liability or expense, as well as any other relevant equitable considerations; provided, that if no final determination is made in such action or proceeding as to the relative fault of DIMA and the Registrant, then DIMA shall pay the entire amount of such loss, damage, liability or expense.

                           In recognition of its undertaking to indemnify the
                  Registrant, and in light of the rebuttable presumption generally afforded to non-interested board members of an investment company that they have not engaged in disabling conduct, DIMA has also agreed, subject to applicable law and regulation, to indemnify and hold harmless each of the Independent Trustees against any and all loss, damage, liability and expense, including without limitation the advancement and payment as incurred of reasonable fees and expenses of counsel and consultants, and other customary costs and expenses incurred by the Independent Trustees, arising from the matters alleged in any Private Litigation and

                  Enforcement Actions or matters arising from or similar in subject matter to the matters alleged in the Private Litigation and Enforcement Actions (collectively, "Covered Matters"), including without limitation:

                           1. all reasonable legal and other expenses incurred by the Independent Trustees in connection with the Private Litigation and Enforcement Actions, and any actions that may be threatened or commenced in the future by any person (including any governmental authority), arising from or similar to the matters alleged in the Private Litigation and Enforcement Actions, including without limitation expenses related to the defense of, service as a witness in, or monitoring of such proceedings or actions;

                           2. all liabilities and reasonable legal and other expenses incurred by any Independent Trustee in connection with any judgment resulting from, or settlement of, any such proceeding, action or matter;

                           3. any loss or reasonable legal and other expenses incurred by any Independent Trustee as a result of the denial of, or dispute about, any insurance claim under, or actual or purported rescission or termination of, any policy of insurance arranged by DIMA (or by a representative of DIMA acting as such, acting as a representative of the Registrant or of the Independent Trustees or acting otherwise) for the benefit of the Independent Trustee, to the extent that such denial, dispute or rescission is based in whole or in part upon any alleged misrepresentation made in the application for such policy or any other alleged improper conduct on the part of DIMA, any of its corporate affiliates, or any of their directors, officers or employees;

                           4. any loss or reasonable legal and other expenses incurred by any Independent Trustee, whether or not such loss or expense is incurred with respect to a Covered Matter, which is otherwise covered under the terms of any specified policy of insurance, but for which the Independent Trustee is unable to obtain advancement of expenses or indemnification under that policy of insurance, due to the exhaustion of policy limits which is due in whole or in part to DIMA or any affiliate thereof having received advancement of expenses or indemnification under that policy for or with respect to any Covered Matter; provided, that the total amount that DIMA will be obligated to pay under this provision for all loss or expense shall not exceed the amount that DIMA and any of its affiliates actually receive under that policy of insurance for or with respect to any and all Covered Matters; and

                           5. all liabilities and reasonable legal and other expenses incurred by any Independent Trustee in connection with any proceeding or action to enforce his or her rights under the agreement, unless DIMA prevails on the merits of any such dispute in a final, nonappealable court order.

                           DIMA is not required to pay costs or expenses or
                  provide indemnification to or for any individual Independent Trustee (i) with respect to any particular proceeding or action as to which the Board of the Registrant has determined that such Independent Trustee ultimately would not be entitled to indemnification with respect thereto, or (ii) for any liability of the Independent Trustee to the Registrant or its shareholders to which such Independent Trustee would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of the Independent Trustee's duties as a Trustee of the Registrant as determined in a final adjudication in such proceeding or action. In addition, to the extent that DIMA has paid costs or expenses under the agreement to any individual Independent Trustee with respect to a particular proceeding or action, and there is a final adjudication in such proceeding or action of the Independent Trustee's liability to the Registrant or its shareholders by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of the Independent Trustee's duties as a Trustee of the Registrant, such Independent Trustee has undertaken to repay such costs or expenses to DIMA.

Item 26.          Business and Other Connections of Investment Advisor
--------          ----------------------------------------------------

                  During the last two fiscal years, no director or officer of Deutsche Investment Management Americas Inc., the investment advisor, has engaged in any other business, profession, vocation or employment of a substantial nature other than that of the business of investment management and, through affiliates, investment banking.

Item 27.          Principal Underwriters
--------          ----------------------

                  (a)

                  DWS Investments Distributors, Inc. acts as principal underwriter of the Registrant's shares and acts as principal underwriter for registered open-end management investment companies other funds managed by Deutsche Investment Management Americas Inc.

                  (b)

                  Information on the officers and directors of DWS Investments Distributors, Inc., principal underwriter for the Registrant, is set forth below. The principal business address is 222 South Riverside Plaza, Chicago, Illinois 60606.

                      (1)                             (2)                                  (3)
          DWS Investments
          Distributors, Inc.
          Name and Principal              Positions and Offices with              Positions and
          Business Address                DWS Investments Distributors, Inc.      Offices with Registrant
          ----------------                ----------------------------------      -----------------------

         Philipp Hensler                  Director, Chairman of the Board and     None
         345 Park Avenue                  CEO
         New York, NY 10154

         Michael Colon                    Director and Chief Operating Officer    None
         345 Park Avenue
         New York, NY 10154

         Thomas Winnick                   Director and President                  None
         345 Park Avenue
         New York, NY 10154

         Cliff Goldstein                  Chief Financial Officer and Treasurer   None
         100 Plaza One
         Jersey City, NJ 07311

         Robert Froehlich                 Vice President                          None
         222 South Riverside Plaza
         Chicago, IL 60606

         Paul Schubert                    Vice President                          Chief Financial Officer
         345 Park Avenue                                                          and Treasurer
         New York, NY 10154

         Mark Perrelli                    Vice President                          None
         345 Park Avenue
         New York, NY 10154



                                       7

         Donna White                      Chief Compliance Officer                None
         280 Park Avenue
         New York, NY 10017

         Jason Vazquez                    Vice President and AML Compliance       Anti-Money Laundering
         280 Park Avenue                  Officer                                 Compliance Officer
         New York, NY 10017

         Caroline Pearson                 Secretary                               Assistant Secretary
         One Beacon Street
         Boston, MA 02108

         Philip J. Collora                Assistant Secretary                     None
         222 South Riverside Plaza
         Chicago, IL 60606

         Patricia DeFilippis              Assistant Secretary                     None
         280 Park Avenue
         New York, NY 10017

         Anjie LaRocca                    Assistant Secretary                     None
         280 Park Avenue
         New York, NY 10017


         (c)      Not applicable

Item 28.          Location of Accounts and Records
--------          --------------------------------

     Tax-Exempt California Money Market Fund           345 Park Avenue
     (Registrant)                                      New York, New York  10154

     Deutsche Investment Management Americas Inc.      345 Park Avenue
     (Investment Advisor)                              New York, NY 10154

     Deutsche Investment Management Americas Inc.      345 Park Avenue
      (Administrator)                                  New York, NY 10154

                                                       One Beacon Street
                                                       Boston, MA 02108

     DWS Investments Service Company                   222 South Riverside Plaza
     (Transfer Agent)                                  Chicago, IL 60606

     DWS Investments Distributors, Inc.                222 South Riverside Plaza
     (Distributor)                                     Chicago, IL 60606

     State Street Bank and Trust Company               225 Franklin Street
     (Custodian)                                       Boston, MA 02110

     DST Systems, Inc.                                 333 West 11th Street
     (Sub-Transfer Agent and                           Kansas City, MO 64105
     Sub-Dividend Distribution Agent)


Item 29.          Management Services
--------          -------------------

                  Inapplicable.

Item 30.          Undertakings
--------          ------------

                  None.

                                   SIGNATURES
                                   ----------

         Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant certifies that it meets all of the requirements for effectiveness of this Registration Statement pursuant to Rule 485(b) under the Securities Act of 1933 and has duly caused this amendment to its Registration Statement to be signed on its behalf by the undersigned, thereto duly authorized, in the City of New York and the State of New York on the 23rd day of January 2009.

                                    TAX-EXEMPT CALIFORNIA MONEY MARKET FUND

                                                    By:  /s/Michael G. Clark
                                                         ---------------------
                                                        Michael G. Clark*

         Pursuant to the requirements of the Securities Act of 1933, this Post-Effective Amendment to its Registration Statement has been signed below by the following persons in the capacities and on the dates indicated:

SIGNATURE                                  TITLE                                        DATE
---------                                  -----                                        ----

/s/Michael G. Clark
-------------------------------------
Michael G. Clark*                          President                                    January 23, 2009

/s/Paul H. Schubert
-------------------------------------
Paul H. Schubert                           Chief Financial Officer and Treasurer        January 23, 2009

/s/John W. Ballantine
-------------------------------------
John W. Ballantine*                        Trustee                                      January 23, 2009

/s/Henry P. Becton, Jr.
-------------------------------------
Henry P. Becton, Jr.*                      Trustee                                      January 23, 2009

/s/Dawn-Marie Driscoll
-------------------------------------
Dawn-Marie Driscoll*                       Trustee                                      January 23, 2009

/s/Keith R. Fox
-------------------------------------
Keith R. Fox*                              Trustee                                      January 23, 2009

/s/Paul K. Freeman
-------------------------------------
Paul K. Freeman*                           Chairperson and Trustee                      January 23, 2009

/s/Kenneth C. Froewiss
-------------------------------------
Kenneth C. Froewiss*                       Trustee                                      January 23, 2009

/s/Richard J. Herring
-------------------------------------
Richard J. Herring*                        Trustee                                      January 23, 2009

/s/William McClayton
-------------------------------------
William McClayton*                         Trustee                                      January 23, 2009

/s/Rebecca W. Rimel
-------------------------------------
Rebecca W. Rimel*                          Trustee                                      January 23, 2009

/s/William N. Searcy, Jr.
-------------------------------------
William N. Searcy, Jr.*                    Trustee                                      January 23, 2009

SIGNATURE                                  TITLE                                        DATE
---------                                  -----                                        ----

/s/Jean Gleason Stromberg
-------------------------------------
Jean Gleason Stromberg*                    Trustee                                      January 23, 2009

/s/Robert H. Wadsworth
-------------------------------------
Robert H. Wadsworth*                       Trustee                                      January 23, 2009

/s/Axel Schwarzer
-------------------------------------
Axel Schwarzer*                            Trustee                                      January 23, 2009

*By:     /s/Caroline Pearson
         ------------------------------
         Caroline Pearson**
         Assistant Secretary

** Attorney-in-fact pursuant to the powers of attorney as filed herein. Attorney-in-fact pursuant to the powers of attorney as contained in and incorporated by reference to Post Effective Amendment No. 26 to the Registration Statement, as filed on June 19, 2008.

Cash Account Trust                      DWS International Fund, Inc.            DWS Strategic Government
Cash Management Portfolio               DWS Investment Trust                            Securities Fund
Cash Reserve Fund, Inc.                 DWS Investments VIT Funds               DWS Strategic Income Fund
DWS Advisor Funds                       DWS Investors Funds, Inc.               DWS Strategic Municipal Income
DWS Balanced Fund                       DWS Money Funds                                 Trust
DWS Blue Chip Fund                      DWS Money Market Trust                  DWS Target Date Series
DWS Communications Fund, Inc.           DWS Multi-Market Income Trust           DWS Target Fund
DWS Dreman Value Income Edge            DWS Municipal Income Trust              DWS Tax Free Trust
        Fund, Inc.                      DWS Municipal Trust                     DWS Technology Fund
DWS Equity 500 Index Portfolio          DWS Mutual Funds, Inc.                  DWS Value Builder Fund, Inc.
DWS Equity Partners Fund, Inc.          DWS Portfolio Trust                     DWS Value Equity Trust
DWS Equity Trust                        DWS RREEF Real Esate Fund,              DWS Value Series, Inc.
DWS Global/International Fund,                  Inc.                            DWS Variable Series I
        Inc.                            DWS RREEF Real Estate Fund II,          DWS Variable Series II
DWS Global Commodities Stock                    Inc.                            Investors Cash Trust
        Fund, Inc.                      DWS RREEF World Real Estate &           Tax-Exempt California Money
DWS Global High Income Fund,                    Tactical Fund, Inc.                     Market Fund
        Inc.                            DWS Securities Trust                    The Central Europe & Russian
DWS High Income Series                  DWS State Tax Free Trust                        Fund, Inc.
DWS High Income Trust                   DWS State Tax-Free Income               The European Equity Fund, Inc.
DWS Income Trust                                Series                          The New Germany Fund, Inc.
DWS Institutional Funds                 DWS Strategic Income Trust

                                 (each a "Fund")

                                Power of Attorney

KNOW ALL PERSONS BY THESE PRESENTS, that the following person, whose signature appears below, does hereby constitute and appoint John Millette, Thomas Connors and Caroline Pearson, and each of them, severally, with full powers of substitution, his true and lawful attorney and agent to execute in his name, place and stead (in such capacity) any and all amendments to enable the Fund to comply with the Securities Act of 1933, as amended (the "1933 Act") and/or the Investment Company Act of 1940, as amended (the "1940 Act"), and any rules, regulations or requirements of the Securities and Exchange Commission in respect thereof, in connection with the Fund's Registration Statement pursuant to the 1933 Act and/or the 1940 Act, together with any and all pre- and post-effective amendments thereto, including specifically, but without limiting the generality of the foregoing, the power and authority to sign in the name and on behalf of the undersigned as President of the Fund such Registration Statement and any and all such pre- and post-effective amendments filed with the Securities and Exchange Commission under the 1933 Act and/or the 1940 Act, and any other instruments or documents related thereto, and the undersigned does hereby ratify and confirm all that each said attorney-in-fact and agent, or may substitute or substitutes therefor, shall lawfully do or cause to be done by virtue hereof.

SIGNATURE                    TITLE                         DATE
---------                    -----                         ----
                             President                     September 25, 2008
/s/Michael G. Clark
-------------------
Michael G. Clark

                                 DWS FUNDS BOARD
                                 ---------------

                     CERTIFICATE OF THE ASSISTANT SECRETARY

          I, Caroline Pearson, do hereby certify as follows:

1. That I am the duly elected Assistant Secretary of the Funds listed on the attached Appendix A, (each a "Fund," and each Fund's underlying portfolios, if applicable, a "Series");

2. I further certify that the following is a complete and correct copy of resolutions adopted by the members of the Board of Directors/Trustees of the Funds at meetings duly called, convened and held on September 19, 2008, at which a quorum was present and acting throughout, and that such resolutions have not been amended and are in full force and effect:


                  WHEREAS, the President of the Fund, Michael Clark, desires to execute a Power of Attorney and thereby delegate legal authority to the below-designated individuals to sign Registration Statements, including any amendments, on his behalf:

                  NOW THEREFORE BE IT:

                  RESOLVED, that the following individuals be, and they hereby are, and each of them hereby is, given a Power of Attorney in substantially the form presented to this meeting, with such changes as the officers, with the advice of counsel, shall recommend, to sign the Fund's Registration Statements, including any amendments:

                  Thomas Connors
                  John Millette
                  Caroline Pearson; and

                  FURTHER RESOLVED, that any Registration Statement signed pursuant to such Power of Attorney shall comply with Rule 483
                  (b) of the Securities Act of 1933 as amended, including, but not limited to the inclusion of: (1) a copy of the authorizing Power of Attorney; and (2) a certified copy of the resolutions of the Board authorizing such delegation as Exhibits thereto.

IN WITNESS WHEREOF, I hereunto set my hand this twenty-fourth day of September, 2008.


                                                 /s/Caroline Pearson
                                                 -------------------
                                                 Caroline Pearson
                                                 Assistant Secretary

                                   APPENDIX A

CASH ACCOUNT TRUST, and its series:
Government & Agency Securities Portfolio
Money Market Portfolio
Tax-Exempt Portfolio

CASH MANAGEMENT PORTFOLIO

CASH RESERVE FUND, INC., and its series:
Prime Series

DWS ADVISOR FUNDS, and its series:
DWS Core Fixed Income Fund
DWS High Income Plus Fund
DWS International Select Equity Fund
DWS Lifecycle Long Range Fund
DWS Micro Cap Fund
DWS Mid Cap Growth Fund
DWS RREEF Real Estate Securities Fund
DWS RREEF Global Real Estate Securities Fund
DWS Short Duration Fund
DWS Short Duration Plus Fund
DWS Short-Term Municipal Bond Fund
DWS Small Cap Growth Fund
NY Tax Free Money Fund
Tax Free Money Fund Investment

DWS BALANCED FUND

DWS BLUE CHIP FUND

DWS COMMUNICATIONS FUND, INC.

DWS DREMAN VALUE INCOME EDGE FUND, INC.

DWS EQUITY 500 INDEX PORTFOLIO

DWS EQUITY PARTNERS FUND, INC.

DWS EQUITY TRUST, and its series:
DWS Alternative Asset Allocation Plus Fund
DWS Core Plus Allocation Fund
DWS Disciplined Long/Short Growth Fund
DWS Disciplined Long/Short Value Fund
DWS Disciplined Market Neutral Fund

DWS GLOBAL COMMODITIES STOCK FUND, INC.

DWS GLOBAL/INTERNATIONAL FUND, INC., and its series:
DWS Emerging Markets Fixed Income Fund
DWS Global Bond Fund
DWS Global Opportunities Fund
DWS Global Thematic Fund
DWS RREEF Global Infrastructure Fund

DWS GLOBAL HIGH INCOME FUND, INC.

DWS HIGH INCOME SERIES
DWS High Income Fund

DWS HIGH INCOME TRUST

DWS INCOME TRUST, and its series:
DWS GNMA Fund

DWS INSTITUTIONAL FUNDS, and its series:
Cash Management Fund Institutional
Cash Reserves Fund Institutional
Daily Assets Fund Institutional
DWS Commodity Securities Fund
DWS EAFE Equity Index Fund
DWS Equity 500 Index Fund
DWS Inflation Protected Plus Fund
DWS U.S. Bond Index Fund

DWS INTERNATIONAL FUND, INC. , and its series:
DWS Emerging Markets Equity Fund
DWS Europe Equity Fund
DWS International Fund
DWS International Value Opportunities Fund
DWS Latin America Equity Fund

DWS INVESTMENT TRUST, and its series:
DWS Capital Growth Fund
DWS Growth & Income Fund
DWS Large Company Growth Fund
DWS S&P 500 Index Fund
DWS Small Cap Core Fund

DWS INVESTMENTS VIT TRUST, and its series:
DWS Equity 500 Index VIP
DWS Small Cap Index VIP

DWS INVESTORS FUNDS, INC., and its series:
DWS Japan Equity Fund

DWS MONEY FUNDS, and its series:
DWS Money Market Prime Series

DWS MONEY MARKET TRUST, and its series
DWS Money Market Series

DWS MULTI-MARKET INCOME TRUST

DWS MUNICIPAL INCOME TRUST

DWS MUNICIPAL TRUST, and its series:
DWS Strategic High Yield Tax-Free Fund
DWS Managed Municipal Bond Fund

DWS MUTUAL FUNDS, INC., and its series:
DWS Gold & Precious Metals Fund

DWS PORTFOLIO TRUST, and its series:
DWS Core Plus Income Fund
DWS Floating Rate Plus Fund

DWS RREEF REAL ESTATE FUND, INC.

DWS RREEF REAL ESTATE FUND II, INC.

DWS RREEF WORLD REAL ESTATE & TACTICAL STRATEGIES FUND, INC.

DWS SECURITIES TRUST, and its series:
DWS Climate Change Fund
DWS Health Care Fund

DWS STATE TAX-FREE INCOME SERIES, and its series:
DWS California Tax-Free Income Fund
DWS New York Tax-Free Income Fund

DWS STATE TAX FREE TRUST, and its series:
DWS Massachusetts Tax-Free Fund

DWS STRATEGIC GOVERNMENT SECURITIES FUND

DWS STRATEGIC INCOME TRUST

DWS STRATEGIC INCOME FUND

DWS STRATEGIC MUNICIPAL INCOME TRUST

DWS TARGET DATE SERIES, and its series:
DWS LifeCompass Retirement Fund
DWS LifeCompass 2015 Fund
DWS LifeCompass 2020 Fund
DWS LifeCompass 2030 Fund
DWS LifeCompass 2040 Fund

DWS TARGET FUND, and its series:
DWS Target 2010 Fund
DWS Target 2011 Fund
DWS Target 2012 Fund
DWS Target 2013 Fund
DWS Target 2014 Fund
DWS LifeCompass Income Fund
DWS LifeCompass Protect Fund

DWS TAX FREE TRUST, and its series
DWS Intermediate Tax/AMT Free Fund

DWS TECHNOLOGY FUND

DWS VALUE BUILDER FUND, INC.


DWS VALUE EQUITY TRUST, and its series:
DWS Enhanced S&P 500 Index Fund
DWS Equity Income Fund

DWS VALUE SERIES, INC. and its series:
DWS Dreman Concentrated Value Fund
DWS Dreman High Return Equity Fund
DWS Dreman Mid Cap Value Fund
DWS Dreman Small Cap Value Fund
DWS Large Cap Value Fund

DWS VARIABLE SERIES I, and its series
DWS Bond VIP
DWS Capital Growth VIP
DWS Global Opportunities VIP
DWS Growth & Income VIP
DWS Health Care VIP
DWS International VIP

DWS VARIABLE SERIES II, and its series
DWS Balanced VIP
DWS Blue Chip VIP
DWS Conservative Allocation VIP
DWS Core Fixed Income VIP
DWS Davis Venture Value VIP
DWS Dreman High Return Equity VIP
DWS Dreman Small Mid Cap Value VIP
DWS Global Thematic VIP
DWS Government & Agency Securities VIP
DWS Growth Allocation VIP
DWS High Income VIP
DWS International Select Equity VIP
DWS Janus Growth & Income VIP
DWS Large Cap Value VIP
DWS Mid Cap Growth VIP
DWS Moderate Allocation VIP
DWS Money Market VIP
DWS Small Cap Growth VIP
DWS Strategic Income VIP
DWS Technology VIP
DWS Turner Mid Cap Growth VIP

INVESTORS CASH TRUST, and its series:
Treasury Portfolio

TAX-EXEMPT CALIFORNIA MONEY MARKET FUND

                                                              File No. 33-12938
                                                              File No. 811-05076


                UNITED STATES SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549



                                    EXHIBITS

                                       TO

                                    FORM N-1A

                         POST-EFFECTIVE AMENDMENT NO. 28
                            TO REGISTRATION STATEMENT

                                      UNDER

                           THE SECURITIES ACT OF 1933

                                       AND

                                AMENDMENT NO. 29

                            TO REGISTRATION STATEMENT

                                      UNDER

                       THE INVESTMENT COMPANY ACT OF 1940


                     TAX-EXEMPT CALIFORNIA MONEY MARKET FUND

                     TAX-EXEMPT CALIFORNIA MONEY MARKET FUND

                                  EXHIBIT INDEX
                                  -------------


                                       (g)
                                     (h)(5)
                                     (h)(6)
                                     (h)(7)
                                       (j)




                                       11